SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 34	☒
(File No. 333-42257)

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 88	☒
(File No. 811-05213)

(Check appropriate box or boxes.)

Exact Name of Registrant:

RiverSource of New York Account 8

Name of Depositor:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Address of Depositor’s Principal Executive Offices, Zip Code

Depositor’s Telephone Number, including Area Code:

20 Madison Avenue Extension

Albany, NY 12203

(800) 541-2251

Name and Address of Agent for Service:

Dixie Carroll, Esq.

5229 Ameriprise Financial Center

Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 29, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A: PROSPECTUS

Prospectus
April 29, 2019
RiverSource®
Succession Select® Variable Life Insurance
AN INDIVIDUAL FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance RiverSource of New York Account 8
Service Center:	RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance
This prospectus contains information about the life insurance policy that you should know before investing in RiverSource Succession Select Variable Life Insurance (Succession Select - NY).
The purpose of the policy is to provide life insurance protection on the life of two Insureds and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the last surviving Insured’s death. You may direct your Net Premiums or transfers to:
•	A Fixed Account to which we credit interest.
•	Subaccounts that invest in underlying Funds.
Prospectuses are available for the Funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations.
Please note that your investments in a policy and its underlying Funds:
•	Are NOT deposits or obligations of a bank or financial institution;
•	Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•	Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.
For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your underlying funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from RiverSource Life of NY. Instead, the reports will be made available on a website, and you will be notified each time a report is posted and provided with a website link to access the report.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    1

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive fund shareholder reports and other communications from RiverSource Life of NY electronically by visiting ameriprise.com/e-delivery.
You may elect to receive all future reports in paper free of charge. You can inform RiverSource Life of NY that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-541-2251. Your election to receive reports in paper will apply to all funds available under your variable universal life policy.

2    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    3

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Expense Charge	When you pay premium.	3.5% of each premium payment.

State Premium Taxes	When you pay premium, as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Surrender Charge(a)	When you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first 15 policy years. The rates to the right are the initial Surrender Charge. These rates grade down starting in year 5 to zero at the end of year 15.	Rate per $1,000 of the initial Specified Amount:
Minimum: $1.81 — Female, Standard, Age 15; Male, Standard Nonsmoker, Age 90.
Maximum: $34.51 — Female, Nonsmoker, Age 70; Male, Nonsmoker, Age 70.
Representative Insured: $18.69 — Male, Standard Nonsmoker, Age 55; Female, Standard Nonsmoker, Age 55.
For 2001 CSO Policies:
Rate per $1,000 of the initial Specified Amount:
Minimum: $2.03 — Female, Standard, Age 15; Male, Standard Nontobacco, Age 90.
Maximum: $34.38 — Female, Standard Nontobacco, Age 70; Male, Standard Nontobacco, Age 70.
Representative Insureds: $17.17 — Female, Standard Nontobacco, Age 55; Male, Standard Nontobacco, Age 55.

Partial Surrender Charge	When you surrender part of the value of your policy.	The lesser of:
$25; or
2% of the amount surrendered.

Transfer Charge	We reserve the right to charge a fee for more than 5 transfers by mail or telephone per policy year.	Maximum: Up to $25 per transfer in excess of 5. Current: No charge.

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and proceeds are sent by express mail or electronic fund transfer.	$30 — United States.
$35 — International.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

4    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $.00006 — Female, Standard, Age 15; Female, Standard, Age 15: Duration 1.
Maximum: $83.33 — Male, Smoker, Age 85; Male, Smoker, Age 90: Duration 15.
Representative Insureds: $.0044 — Male, Standard Nonsmoker, Age 55; Female, Standard Nonsmoker, Age 55: Duration 1.
For 2001 CSO Policies:
Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.00001 — Female, Standard, Age 15; Female, Standard, Age 15: Duration 1.
Maximum: $31.51 — Male, Tobacco, Age 85; Male, Standard Tobacco, Age 90: Duration 15.
Representative Insureds: $.00239 — Male, Standard Nontobacco, Age 55, Female, Standard Nontobacco, Age 55: Duration 1.

Policy Fee	Monthly.	Maximum:
• $20 per month for first 10 policy years; and $7.50 per month for policy years 11+.
Current .
• $20 per month for the first 10 policy years

Administrative Charge(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Maximum:
Years 1-10 $.07.
Years 11+ $.02.
		Current:	Youngest Insured’s Age Per $1,000 of initial Specified Amount per month
			15-39	40-59	60+
		Years 1-10	$.04	$.05	$.06
		Years 11+	$.00	$.00	$.00
Representative Insureds: Male, Standard Nonsmoker, Age 55; Female, Standard Nonsmoker, Age 55.
Years 1-10 $.07.
Years 11+ $.02.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    5

Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Mortality and Expense Risk Charge	Daily.	Maximum:
• .90% of the average daily net asset value of the Subaccounts for all policy years.
Current:
• .90% of the average daily net asset value of the Subaccounts for policy years 1-10; and
• .45% of the average daily net asset value of the Subaccounts for policy years 11+.

Interest Rate on Loans	Charged daily and due at the end of the policy year.	Maximum: 6% per year.
Current:
• 6% for policy years 1-10;
• 4% for policy years 11+.

Four-Year Term Insurance Rider (FYT)(a),(b)	Monthly.	Monthly rate per $1,000 of the cost of insurance amount:
Minimum: $.00006 — Female, Standard, Age 15; Female, Standard, Age 15: Duration 1.
Maximum: $18.51 — Male, Smoker, Age 85; Male, Smoker, Age 90: Duration 4.
Representative Insureds: $.0044 — Male, Standard Nonsmoker, Age 55; Female, StandardNonsmoker, Age 55: Duration 1.
For 2001 CSO Policies:
Monthly rate per $1,000 of the cost of insurance amount:
Minimum: $0.00001 — Female, Standard, Age 15; Female, Standard, Age 15: Duration 1.
Maximum: $13.31 — Male, Tobacco, Age 90; Male, Tobacco, Age 85: Duration 4.
Representative Insureds: $.00239 — Male, Standard Nontobacco, Age 55; Female, Standard Nontobacco, Age 55: Duration 1.

Policy Split Option Rider (PSO)	Monthly.	Monthly rate is $.06 per $1,000 of the current base policy Specified Amount plus the STR Specified Amount.

Survivor Term Rider (STR)(a),(c)	Monthly.	Monthly rate per $1,000 of the cost of insurance amount:
Minimum: $.00006 — Female, Standard Nonsmoker, Age 15; Female, Standard Nonsmoker, Age 15: Duration 1.
Maximum: $83.33 — Male, Smoker, Age 75; Male, Smoker, Age 75: Duration 25.
Representative Insureds: $.0044 — Male, Standard Nonsmoker, Age 55; Female, Standard Nonsmoker, Age 55: Duration 1.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	This rider will terminate if one of the following circumstances occurs: (1) four year-Policy Anniversary date shown in the policy; or (2) if the PSO rider is exercised.
(c)	The Specified Amount of this rider can be decreased once per year after the first year, but not below $1,000. If the policy includes a PSO rider, the STR rider will also be split and carried over to new policies. The STR is no longer available for purchase.

6    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds that you may pay periodically during the time that you own the policy. The minimum and maximum expenses listed below are based on expenses for the Funds’ fiscal year ended December 31, 2018, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying Fund’s fees and expenses is contained in each Fund’s prospectus.
Minimum and maximum annual operating expenses for the Funds
(Including management fees, distribution and /or service (12b-1) fees and other expenses)(1)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.41	2.76
(1)	Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and policy Owner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of Fund shares. Because 12b-1 fees are paid out of Fund assets on an on going basis, you may pay more if you select Subaccounts investing in Funds that have adopted 12b-1 plans than if you select Subaccounts investing in Funds that have not adopted 12b-1 plans. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and the Statement of Additional Information (“SAI”).

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    7

Policy Benefits and Risks
This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits, risks and other provisions in more detail.
Policy Benefits
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit	We will pay a benefit to the Beneficiary of the policy when both Insureds have died. Before the youngest Insured’s Attained Insurance Age 100, your policy’s death benefit on the last surviving Insured’s death can never be less than the Specified Amount unless you change that amount or your policy has outstanding Indebtedness.	The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date. You may choose either of the following death benefit options:
Option 1 (level amount): If death is prior to the youngest Insured’s Attained Insurance Age 100, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
• the Specified Amount; or
• a percentage of the Policy Value.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 2 (variable amount): If death is prior to the youngest Insured’s Attained Insurance Age 100, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
• the Policy Value plus the Specified Amount; or
• a percentage of the Policy Value.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
You may change the death benefit option or Specified Amount within certain limits, but doing so generally will affect policy charges. We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Internal Revenue Code of 1986, as amended (Code).
Under both Option 1 and Option 2, if death is on or after the youngest Insured’s Attained Insurance Age 100, the death benefit amount will be the greater of:
• the Policy Value on the Death Benefit Valuation Date minus any Indebtedness; or
• the Policy Value at the youngest Insured’s Attained Insurance Age 100 minus any Indebtedness.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.

Minimum Initial Guarantee Period and Death Benefit Guarantee (DBG)	Your policy will not Lapse (end without value) if the Minimum Initial Premium Period or the DBG option is in effect, even if the Cash Surrender Value is less than the amount needed to pay the monthly deduction.	Minimum Initial Premium Period: A period of time during the early years of the policy when you may choose to pay the Minimum Initial Premium as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction.
Death Benefit Guarantee: The policy has the following DBG option which remains in effect if you meet certain premium requirements and Indebtedness does not exceed the Policy Value minus Surrender Charges:
• Death Benefit Guarantee To Age 100 (DBG-100) guarantees the policy will not Lapse before the youngest Insured’s Attained Insurance Age 100.

8    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Flexible Premiums	You choose when to pay premiums and how much premium to pay.	When you apply for your policy, you state how much you intend to pay and whether you will pay monthly, quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the youngest Insured’s Attained Insurance Age 100. We may refuse premiums in order to comply with the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value, Cash Surrender Value and the length of time your policy will remain in force as well as affect whether the DBG remains in effect.

Policy Value Credits	You may receive a credit to your Policy Value beginning in the second policy year.	If you have met certain premium requirements, we currently credit the Policy Value on a pro rata basis with an amount equal on an annual basis to .15% of the Policy Value. We reserve the right to change the credit percentage. No minimum credit is guaranteed. We reserve the right to calculate and apply the Policy Value credit on a monthly, quarterly, semi-annual or annual basis as we determine.

Right to Examine Your Policy (“Free Look”)	You may return your policy for any reason and receive a full refund of all premiums paid.	If you exercise your right to examine your policy under the “Free Look” provision of the policy, you will receive a full refund of all premiums paid.
You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 20th day after you receive it (60 days if this policy is replacing any existing insurance). On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
• The date we mail the policy from our Service Center.
• The Policy Date (only if the policy is issued in force).
• The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.

Exchange Right	For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the Subaccounts.	Because the policy itself offers a fixed return option, all you need to do is transfer all of the Policy Value in the Subaccounts to the Fixed Account. This exchange does not require our underwriting approval. We do not issue a new policy. State restrictions may apply.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    9

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Investment Choices	You may direct your Net Premiums or transfer your Policy’s Value to:
	• The Variable Account which consists of Subaccounts, each of which invests in a Fund with a particular investment objective; or	• Under the Variable Account your Policy’s Value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed.
	• The Fixed Account, which is part of our general investment account.	• The Fixed Account earns interest rates that we adjust periodically. This rate will never be lower than 4%.

Surrenders	You may cancel the policy while it is in force and receive its Cash Surrender Value or take a partial surrender out of your policy.	The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges. Partial surrenders are available within certain limits for a fee.

Loans	You may borrow against your policy’s Cash Surrender Value.	Generally, you may access your policy’s Cash Surrender Value through policy loans without incurring taxes or Surrender Charges associated with withdrawals. See discussion under “Policy Loans” and “Federal Taxes.”

Transfers	You may transfer your Policy’s Value.	You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account. You can also arrange for automated transfers among the Fixed Account and Subaccounts. Certain restrictions may apply.

Optional Insurance Benefits	When you purchase your policy, you may add optional benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). Generally, the amounts of these benefits do not vary with investment experience of the Variable Account. Certain restrictions and conditions apply and are clearly described in the applicable rider.	Available riders you may add:
• Four-Year Term Insurance Rider (FYT): FYT provides a Specified Amount of term insurance. The FYT death benefit is paid if both Insureds die during the first four policy years.
• Policy Split Option Rider (PSO): PSO permits a policy to be split into two individual permanent plans of life insurance then offered by us for exchange, one on the life of each Insured, upon the occurrence of a divorce of the insureds, dissolution of a business owned or conducted by the Insureds, dissolution of a business partnership between the Insureds or certain changes in federal estate tax law. (See “Federal Taxes.”)

10    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Policy Risks
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Investment Risk	You direct your Net Premiums or transfer your Policy’s Value to a Subaccount that drops in value.	• You can lose cash values due to adverse investment experience. There is no minimum guaranteed cash value under the Subaccounts of the Variable Account.
• Your death benefit under Option 2 may be lower due to adverse investment experience.
• Your policy could Lapse due to adverse investment experience if neither the Minimum Initial Premium Period nor any of the DBG options are in effect and you do not pay the premiums needed to maintain coverage.

	You transfer your Policy’s Value between Subaccounts.	• The value of the Subaccount from which you transferred could increase.
• The value of the Subaccount to which you transferred could decrease.

Market Risk	Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.	• You may experience loss in Policy Value due to factors that affect the overall performance of the financial markets.

Risk of Limited Policy Values in Early Years	The policy is not suitable as a short-term investment.	• If you are unable to afford the premiums needed to keep the policy in force, your policy could Lapse with no value.

	Your policy has little or no Cash Surrender Value in the early policy years.	• Surrender Charges apply to this policy for the first 15 policy years. Surrender Charges can significantly reduce Policy value. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.

	Your ability to take partial surrenders is limited.	• You cannot take partial surrenders during the first policy year.

Lapse Risk	You do not pay the premiums needed to maintain coverage.	• We will not pay a death benefit if your policy Lapses.
• Also, the Lapse may have adverse tax consequences. (See “Tax Risk.”)

	Your policy may Lapse due to Surrender Charges.	• Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). A partial surrender will reduce the Policy Value and the death benefit, and may terminate any of the DBG options. Additionally, for Option 1 policies, a partial surrender will reduce the Specified Amount.

	You take a loan against your policy.	• Taking a loan increases the risk of:
— policy Lapse (which may have adverse tax consequences, see “Tax Risk”);
— a permanent reduction of Policy Value;
— reducing the death benefit.
• Taking a loan may also terminate the DBG.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    11

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Lapse Risk (continued)	Your policy can Lapse due to poor investment performance.	• Your policy could Lapse due to adverse investment experience if neither the Minimum Initial Premium Period nor any of the DBG options are in effect and you do not pay the premiums needed to maintain coverage.
• The Lapse may have adverse tax consequences (See “Tax Risk”).

Exchange/Replacement Risk	You exchange or replace another policy to buy this one.	• You may pay Surrender Charges on the old policy.
• The new policy has Surrender Charges, which may extend beyond those in the old policy.
• You may be subject to new incontestability and suicide periods on the new policy.
• You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
• If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
• Also, the exchange may have adverse tax consequences. (See “Tax Risk.”)

	You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.	• If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy Lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Tax Risk.”)
• If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Tax Risk.”)

Tax Risk	A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, certain changes you make to the policy may cause it to become a MEC.	• Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.

	If you exchange or replace another policy to buy this one.	• If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total Policy Value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
• If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total Policy Value (before reductions for the outstanding loan) exceeds your investment in the old policy.
• The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.

12    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Tax Risk (continued)		• The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.

If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.	• You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
• For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
• For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.

	You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.	• Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.

	You may buy this policy to fund a qualified tax-deferred retirement plan.	• The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.

	The investments in the Subaccount are not adequately diversified.	• If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).

Congress may change how a life insurance policy is taxed at any time. The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.	• You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
• For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
• Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

	The IRS may determine that you are the Owner of the Fund shares held by our Variable Account.	• You may be taxed on the income of each Subaccount to the extent of your interest in the Subaccount.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    13

Fund Risks
A comprehensive discussion of the risks of each portfolio in which the Subaccounts invest may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. The investment advisers cannot guarantee that the Funds will meet their investment objectives.

14    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Loads, Fees and Charges
Policy charges primarily compensate us for:
•	providing the insurance benefits of the policy;
•	issuing the policy;
•	administering the policy;
•	assuming certain risks in connection with the policy; and
•	distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your Policy Value in the Fixed Account and/or Subaccounts. We may also assess a charge if you surrender your policy or the policy Lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the Net Premium, to the accounts you have selected. The premium expense charge is 3.5% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The Surrender Charge, discussed under “Surrender Charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by the State of New York on premiums received by insurance companies.
Monthly Deduction
On each Monthly Date we deduct from the value of your policy in the Fixed Account and/or Subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the administrative charge shown in your policy; and
4. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the four components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the Fixed Account and from each of the Subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the Fixed Account and the Subaccounts on a Pro Rata Basis if:
•	you do not specify the accounts from which the monthly deduction is to be taken; or
•	the value in the Fixed Account or any Subaccount is insufficient to pay the portion of the monthly deduction you have specified.
If the Cash Surrender Value of your policy is not enough to pay the monthly deduction on a monthly anniversary, the policy may Lapse. However, the policy will not Lapse if the DBG-100 or the Minimum Initial Premium Period is in effect. (See “Death Benefit Guarantee to Age 100,” “Minimum Initial Premium Period;” also “Grace Period,” “Reinstatement.”)
Components of the monthly deduction:
1.	Cost of insurance: the cost providing the death benefit under your policy.
The cost of insurance for a policy month is calculated as: [a x (b – c)]
where:
“a” is the monthly cost of insurance rate based on each Insured’s Insurance Age, Duration of coverage, sex, (unless unisex rates are required by law) and Risk Classification. Generally, the cost of insurance rate will increase as the Attained Insurance Age of each Insured increases.
We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same Risk Classification. However, rates will not exceed the guaranteed annual maximum cost of insurance rates shown in your policy. For 2001 CSO Policies, the rates are

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    15

based on the 2001 Commissioners Standard Ordinary (CSO) Smoker or Nonsmoker, Male or Female, Mortality Tables, Age Last Birthday. For all other policies, the rates are based on the 1980 CSO Smoker and Nonsmoker Mortality Tables, Age Last Birthday.
“b” is the death benefit on the Monthly Date divided by 1.0032737 (which reduces our Net Amount at Risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).
“c” is the Policy Value on the Monthly Date. At this point, the Policy Value has been reduced by the policy fee, the administrative charge and any charges for optional riders.
2.	Policy fee: $20 per month for the first ten policy years. This charge reimburses us for expenses associated with issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and associated with administering the policy, such as processing claims, maintaining records, making policy changes and communicating with Owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $20 per month in the first ten policy years and $7.50 per month thereafter.
3.	Administrative charge: The monthly charge varies depending on the youngest Insured’s Insurance Age. For Insurance Ages 15-39, the rate is $0.04 per $1,000 of the policy’s initial Specified Amount, for Insurance Ages 40-59, the rate is $0.05 and for insurance ages 60 and over, the rate is $0.06. This charge reimburses us for expenses associated with issuing the policy and partially compensates us for expenses associated with distribution and administration of the policy. We reserve the right to change the charge in the future, but guarantee that it will never exceed $0.07 per $1,000 of the policy’s initial Specified Amount for the first ten years and $.02 per $1,000 of the policy’s initial Specified Amount thereafter.
4.	Optional insurance benefit charges: charges for any optional benefits added to the policy by rider. (See “Fee Tables — Charges Other than Fund Operating Expenses.”)
Surrender Charge
If you surrender your policy or the policy Lapses during the first 15 policy years, we will assess a Surrender Charge.
The Surrender Charge reimburses us for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum Surrender Charge for the initial Specified Amount is shown in your policy. It is based on the Insureds’ Insurance Ages, Risk Classifications and initial Specified Amount. The maximum Surrender Charge will remain level during the first five policy years and then decreases monthly until it is zero at the end of 15 policy years.
The following table illustrates the maximum Surrender Charge for two Insureds: male, insurance age 55 qualifying for standard nonsmoker rates and female, insurance age 55 qualifying for standard nonsmoker rates. We assume the Specified Amount to be $1,500,000.
Lapse or surrender at beginning of year	Maximum Surrender Charge
1	$28,042.27
2	28,042.27
3	28,042.27
4	28,042.27
5	28,042.27
6	27,808.48
7	25,004.24
8	22,200.13
9	19,395.89
10	16,591.65
11	13,787.44
12	10,983.17
13	8,178.92
14	5,374.68
15	2,570.44
16	0.00
The maximum Surrender Charge is the number of thousands of dollars of initial Specified Amount multiplied by a rate based on the youngest Insured’s issue age multiplied by a rate based on the oldest Insured’s issue age. Both rates are based on Risk Classifications of the Insureds (i.e., standard or nonsmoker). In the example above, the initial Specified

16    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Amount is $1,500,000 and the Insureds are male, Insurance Age 55 qualifying for standard nonsmoker rates and female, Insurance age 55 qualifying for standard nonsmoker rates; the youngest Insured’s rate is $21.0979 and the oldest Insured’s rate is $0.8861. The maximum Surrender Charge is $1,500 multiplied by $21.0979 multiplied by $0.8861, which equals $28,042.27.
For 2001 CSO Policies, the following table illustrates the maximum Surrender Charge for two Insureds: male, Insurance Age 55 qualifying for standard nontobacco rates and female, Insurance Age 55, qualifying for standard nontobacco rates. We assume the Specified Amount to be $1,200,000.
Lapse or surrender at beginning of year	Maximum Surrender Charge
1	$20,602.49
2	20,602.49
3	20,602.49
4	20,602.49
5	20,602.49
6	20,430.61
7	18,370.07
8	16,309.53
9	14,249.96
10	12,189.42
11	10,128.88
12	8,068.34
13	6,008.77
14	3,948.23
15	1,887.69
16	0.00
From the beginning of year six to the end of year 15, the amounts shown decrease on a monthly basis.
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the Duration of your policy.
Mortality and Expense Risk Charge
This charge applies only to the Subaccounts and not to the Fixed Account. It is equal, on an annual basis, to .90% of the average daily net asset value of the Subaccounts for the first ten policy years and .45% thereafter. We reserve the right to charge up to .90% for all policy years. Computed daily, the charge compensates us for:
•	Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•	Expense risk — the risk that the policy fee and the Surrender Charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and Surrender Charges discussed earlier. We will make up any further deficit from our general assets.
Transfer Charge
We reserve the right to assess a fee for each transfer in excess of five transfers per policy year made by mail or phone. We guarantee that this fee will not exceed $25 per transfer for the Duration of your policy.
Total Annual Operating Expenses of the Funds
Any applicable management fees, 12b-1 fees and other expenses of the Funds are deducted from, and paid out of, the assets of the Funds as described in each Fund’s prospectus.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    17

Effect of Loads, Fees and Charges
Your death benefits, Policy Values and Cash Surrender Values may fluctuate due to an increase or decrease in the following charges:
•	cost of insurance charges;
•	administrative charges;
•	Surrender Charges;
•	cost of optional insurance benefits;
•	policy fees;
•	mortality and expense risk charges; and
•	annual operating expenses of the Funds, including management fees, 12b-1 fees and other expenses.
In addition, your death benefits, Policy Values and Cash Surrender Values may change daily as a result of the investment experience of the Subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy Owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
RiverSource Life of NY
We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our service address is: RiverSource Life Insurance Co. of New York, 70500 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The Variable Account: The Variable Account consists of a number of Subaccounts, each of which invests in shares of a particular Fund. Income, gains and losses of each Subaccount are credited to or charged against the assets of that Subaccount alone. Therefore, the investment performance of each Subaccount is independent of the investment performance of our company assets. We will not charge a Subaccount with the liabilities of any other Subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The Funds: The policy currently offers Subaccounts investing in shares of the Funds listed in the table below.
•	Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives. Please read the Funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A Fund underlying your policy in which a Subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying Fund is not the same as any publicly-traded retail mutual fund. Each underlying Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying Fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All Funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund name and management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds.

18    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Funds available under the policy: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the policy charges we impose. We select the underlying Funds in which the Subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a policy, which Funds to add to a policy and which Funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, Fund performance, Fund expenses, classes of Fund shares available, size of the Fund, and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketingand distribution expenses incurred with respect to the Fund.
•	Money market Fund yield: In low interest rate environments, money market Fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
•	Risks and conflicts of interest with certain Funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
•	Volatility and volatility management risk with the managed volatility funds: These Funds invest in other registered mutual funds. In addition, managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These types of Funds are available under the policies and one or more of these Funds may be offered in other variable annuity and variable life insurance products offered by us. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.
While Columbia Management is the investment adviser to the managed volatility Funds, it provides no investment advice to you as whether an allocation to the Funds is appropriate for you. You must decide whether an investment in these Funds is right for you. Additional information on the Funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised Fund of funds and managed volatility Funds and their investment objectives are listed in the table below.
•	Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a Subaccount invests in a Fund, the Fund holds a single account in the name of the Variable Account. As such, the Variable Account is actually the shareholder of the Fund. We, through our Variable Account, aggregate the transactions of numerous policy Owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual policy Owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the Funds, we also incur distribution expenses in selling our policies. By extension, the distribution expenses we incur benefit the Funds we make available due to policy Owner elections to allocate purchase payments to the Funds through the Subaccounts. In addition, the Funds generally incur lower distribution expenses when offered through our Variable Account in contrast to being sold on a retail basis.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    19

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the Funds. In addition to these payments, the Funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the Funds.
We or our affiliates may receive derived from the 12b-1 fees charge by the Funds. These fees are deducted from the assets of the Funds. This revenue and the amount by which it can vary may create conflicts of interest.
The amount, type, and manner in which the revenue from these sources is computed vary by Fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the Funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a Fund or its affiliate may create an incentive for us to include that Fund as an investment option and may influence our decision regarding which Funds to include in the Variable Account as Subaccount options for policy Owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer Funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various Funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the Funds, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Training and educating sales representatives who sell the policies.
•	Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the Funds available under the policies to policy Owners, authorized selling firms and sales representatives.
•	Providing sub-transfer agency and shareholder servicing to policy Owners.
•	Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the policies.
•	Furnishing personal services to policy Owners, including education of policy Owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Compensation paid out of 12b-1 fees that are deducted from fund assets.
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.

20    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Compensation paid out of 12b-1 fees that are deducted from fund assets.
You can direct your Net Premiums and transfers to any or all of the Subaccounts of the Variable Account that invest in shares of the Funds listed in the table below. From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a Fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AllianceBernstein L.P.
AB VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS International Value Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class III	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS Advisors, Inc.
American Century VP International, Class II	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	BlackRock Advisors, LLC
Calvert VP SRI Balanced Portfolio - Class I	Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert Research and Management
Columbia Variable Portfolio - Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 3)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 3)	Seeks to provide shareholders long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Global Strategic Income Fund (Class 3) (previously Columbia Variable Portfolio - Global Bond Fund (Class 3))	Non-diversified fund that seeks to provide shareholders with high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 3)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    21

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - High Yield Bond Fund (Class 3)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 3)	Seeks to provide shareholders with high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 3)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 3)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Large Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 3) (previously Columbia Variable Portfolio - Mid Cap Value Fund (Class 3))* *The Fund’s name change is effective on May 1, 2019.	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 3) (previously Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3))*
*The Fund’s name change is effective on May 1, 2019.	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
Credit Suisse Trust - Commodity Return Strategy Portfolio	The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Asset Management, LLC

22    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP ® - BlackRock Global Inflation-Protected Securities Fund (Class 3)	Seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser, BlackRock International Limited, sub-subadviser.
CTIVP ® - MFS® Blended Research® Core Equity Fund (Class 3) (Effective on or about May 20, 2019, the Fund will change its name to Variable Portfolio Partners Core Equity Fund (Class 3))	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
(Effective on or about May 20, 2019, Massachusetts Financial Services Company no longer serves as the subadviser of the fund and Jacobs Levy Equity Management, Inc. and T. Rowe Price Associates, Inc. will assume day to day management of the Fund’s portfolio.)
CTIVP ® - Victory Sycamore Established Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
DWS Alternative Asset Allocation VIP, Class B (previously Deutsche - Alternative Asset Allocation VIP, Class B)	Seeks capital appreciation.	DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Eaton Vance VT Floating-Rate Income Fund - Initial Class	Seeks high level of current income.	Eaton Vance Management
Fidelity ® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Growth & Income Portfolio Service Class 2	Seeks high total return through a combination of current income and capital appreciation. Normally invests a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Invests in domestic and foreign issuers. The Fund invests in either "growth" stocks or "value" stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Overseas Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    23

Investing In	Investment Objective and Policies	Investment Adviser
Franklin Global Real Estate VIP Fund - Class 2	Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Templeton Institutional, LLC
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Mutual Advisers, LLC
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Invesco V.I. American Franchise Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund, Series II Shares	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Diversified Dividend Fund, Series I Shares	Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund, Series I Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Technology Fund, Series I Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Ivy VIP Asset Strategy, Class II	Seeks to provide total return.	Ivy Investment Management Company

24    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Janus Henderson VIT Global Technology Portfolio: Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson VIT Overseas Portfolio: Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson VIT Research Portfolio: Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Massachusetts Investors Growth Stock Portfolio - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® New Discovery Series - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® Utilities Series - Service Class	Seeks total return.	MFS ® Investment Management
Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.
Morgan Stanley VIF Mid Cap Growth Portfolio, Class II, Class II Shares (Effective on or about April 30, 2019, the Fund will change its name to Morgan Stanley VIF Discovery Portfolio, Class II Shares)	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)	Seeks long-term growth of capital and income generation.	Neuberger Berman Investment Advisers LLC
Oppenheimer Global Fund/VA, Service Shares (Effective on or about May 24, 2019, the Fund is scheduled to merge into Invesco Oppenheimer V.I. Global Fund, Series II Shares)	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser. (Effective on or about May 24, 2019, Invesco Advisers, Inc. will assume day to day management of the Fund’s portfolio.)
Oppenheimer Global Strategic Income Fund/VA, Service Shares
(Effective on or about May 24, 2019, the Fund is scheduled to merge into Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares)	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser. (Effective on or about May 24, 2019, Invesco Advisers, Inc. will assume day to day management of the Fund’s portfolio.)

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    25

Investing In	Investment Objective and Policies	Investment Adviser
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares
(Effective on or about May 24, 2019, the Fund is scheduled to merge into Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Shares)	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser. (Effective on or about May 24, 2019, Invesco Advisers, Inc. will assume day to day management of the Fund’s portfolio.)
PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Putnam VT Global Health Care Fund - Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, advisor; The Putnam Advisory Company, LLC, and Putnam Investments Limited, sub-advisers.
Putnam VT International Equity Fund - Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, advisor; The Putnam Advisory Company, LLC, and Putnam Investments Limited, sub-advisers.
Putnam VT Sustainable Leaders Fund - Class IB Shares	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, advisor; Putnam Investments Limited, sub-adviser.
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
VanEck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation
Variable Portfolio - Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

26    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Small Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers.
Wanger International	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wanger USA	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wells Fargo VT Index Asset Allocation Fund - Class 2	Seeks long-term total return, consisting of capital appreciation and current income.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Please refer to the prospectuses for the Funds for more information. These prospectuses are available by contacting us at the address or telephone number shown on the first page of this prospectus.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    27

Relationship Between Funds and Subaccounts
Each Subaccount buys shares of the appropriate Fund at net asset value without a sales charge. Dividends and capital gain distributions from a Fund are reinvested at net asset value without a sales charge and held by the Subaccount as an asset. Each Subaccount redeems Fund shares without a charge (unless the Fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the Funds in which the Subaccounts invest if:
•	laws or regulations change;
•	the existing Funds become unavailable; or
•	in our judgment, the Funds no longer are suitable (or are no longer the most suitable) for the Subaccounts.
If any of these situations occur, we have the right to substitute a Fund currently listed in this prospectus (existing Fund) for another Fund (new Fund). The new Fund may have higher fees and/or operating expenses than the existing Fund. Also, the new Fund may have investment objectives and policies and/or investment advisers which differ from the existing Fund.
We may also:
•	add new Subaccounts;
•	combine any two or more Subaccounts;
•	transfer assets to and from the Subaccounts or the Variable Account; and
•	eliminate or close any Subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
Voting Rights
As a policy Owner with investments in the Subaccounts, you may vote on important Fund matters.  We calculate votes separately for each Subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all Fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each Fund according to instructions we receive from policy Owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy Owners vote, their votes will have a greater impact and may even control the outcome.
Changes to the Variable Account
We reserve the right to do any of the following:
•	cease offering any Subaccount;
•	add or remove Variable Accounts;
•	combine the assets of the Variable Account with the assets of any of our other separate accounts;
•	register or deregister the Variable Account;
•	operate the Variable Account as a management investment company, unit investment trust, or any other form permitted under securities or other law;
•	run the Variable Account under the direction of a committee, board, or other group; or
•	make any changes required by the Investment Company Act of 1940, other federal securities laws or state insurance laws.
We will give you any required notice and receive any required regulatory approval before we make any of these changes.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Co. of New York (“we”, “us”, “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York), other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. You should be aware that our general account is exposed to many of the same risks

28    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The Fixed Account is an option supported by our general account that we make available under the policy.
Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account as securities under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions of these Acts.
The Fixed Account option has not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding this option, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate Net Premiums to the Fixed Account and transfer Policy Value from the Subaccounts to the Fixed Account (with certain restrictions, explained in “Transfers Between the Fixed Account and Subaccounts”). Amounts allocated to the Fixed Account become part of our general account.
Placing Policy Value in the Fixed Account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the Policy Value you place in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the general account. Keep in mind that this guarantee is based on the financial strength and claims-paying ability of RiverSource Life Insurance Co. of New York. We are not obligated to credit any interest in excess of the guaranteed rate of 4%, although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 4% on any portion of Policy Value in the Fixed Account against which you have a policy loan outstanding.
Your statement will include the average interest rate currently earned on Policy Value in the Fixed Account as well as the interest rate that will be credited on any new money allocated to the Fixed Account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Co. of New York at the address or telephone number shown on the first page of this prospectus.
Changes to the Policies
We reserve the right to do any of the following:
•	make any changes necessary to maintain the status of the policy as life insurance under the Code;
•	make other changes required under federal or state law relating to life insurance;
•	suspend or discontinue sale of the policies; and
•	comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it along with your initial premium payment to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•	select a Specified Amount of insurance;
•	select a death benefit option;
•	designate a Beneficiary; and
•	state how premiums are to be allocated among the Fixed Account and the Subaccounts.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    29

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed Insured is over the Insurance Age of 85. We may, however, do so at our sole discretion.
Risk Classification: The Risk Classification is based on the Insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the Insured, you and the Insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.
Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the Insured’s lifetime for two years from the Policy Date, we cannot contest the truth of statements or representations in your application.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Premiums
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the early policy years until the Policy Value is sufficient to cover the Surrender Charge, we require that you pay the Minimum Initial Premiums.
The Scheduled Premium amount you pay is based on a number of factors including, but not limited to:
•	the Specified Amount;
•	the Insured’s gender (unless unisex rates are required by law);
•	the Insured’s issue age;
•	the Insured’s Risk Classification;
•	premium frequency; and
•	the death benefit option.
You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction, or if you have paid sufficient premium to keep the DBG-100 or the Minimum Initial Premium Period in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

30    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value, Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the DBG-100 or the Minimum Initial Premium Period remain in effect.
Premium limitations: You may make unscheduled premium payments at any time and in an amount of at least $50. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the youngest Insured’s Attained Insurance Age 100.
Allocation of premiums: Until the Policy Date, we hold premiums, if any, in the Fixed Account, and we credit interest on any Net Premiums (gross premiums minus premium expense charge) at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the various loads, fees and charges.
We convert any amount that you allocate to a Subaccount into Accumulation Units of that Subaccount, as explained under “Policy Value.” Similarly, when you transfer value between Subaccounts, we convert Accumulation Units in one Subaccount into cash value, which we then convert into Accumulation Units of the second Subaccount.
Additional premiums: We credit additional premiums you make to your accounts on the Valuation Date we receive them. If we receive an additional premium at our Service Center before the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the Valuation Date we received the premium. If we receive an additional premium at our Service Center at or after the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the next Valuation Date after we received the premium.
Limitations on Use of the Policy
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an Owner’s access to Policy Values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.
Policy Value
The value of your policy is the sum of values in the Fixed Account and each Subaccount of the Variable Account. We value your accounts as follows:
Fixed Account
We value the amounts you allocated to the Fixed Account directly in dollars. The Fixed Account Value equals:
•	the sum of your Net Premiums and transfer amounts (including loan transfers) allocated to the Fixed Account; plus
•	interest credited; minus
•	the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out (including loan transfers); minus
•	any portion of the monthly deduction for the coming month that is allocated to the Fixed Account.
Subaccounts
We convert amounts you allocated to the Subaccounts into Accumulation Units. Each time you allocate a Net Premium or transfer into one of the Subaccounts, we credit a certain number of Accumulation Units to your policy for that Subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a Subaccount, or we assess a charge, we subtract a certain number of Accumulation Units from your Policy Value.
Accumulation Units are the true measure of investment value in each Subaccount. They are related to, but not the same as, the net asset value of the fund in which the Subaccount invests. The dollar value of each Accumulation Unit can rise or fall daily depending on the Variable Account expenses, performance of the fund and on certain fund expenses. Here is how we calculate Accumulation Unit values:
Number of units: To calculate the number of Accumulation Units for a particular Subaccount, we divide your investment by the current Accumulation Unit value.
Accumulation Unit value: The current Accumulation Unit value for each Subaccount equals the last value times the Subaccount’s current net investment factor.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    31

We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Factors that affect Subaccount Accumulation Units: Accumulation Units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of Accumulation Units you own may fluctuate due to:
•	additional Net Premiums allocated to the Subaccounts;
•	transfers into or out of the Subaccounts;
•	partial surrenders and partial surrender fees;
•	Surrender Charges; and/or
•	monthly deductions.
Accumulation Unit values will fluctuate due to:
•	changes in underlying Fund net asset value;
•	Fund dividends distributed to the Subaccounts;
•	Fund capital gains or losses;
•	Fund operating expenses; and
•	mortality and expense risk charges.
Policy Value Credits
If you have met certain premium requirements, we may periodically apply a credit to your Policy Value as early as policy year two while the policy is in force.
The policy value credit will be applied, as long as:
•	the sum of premiums paid; minus
•	partial surrenders; minus
•	outstanding Indebtedness; equals or exceeds
•	$500,000
Currently, the policy value credit percent is 0.15%. We reserve the right to calculate and apply the policy value credit on a monthly, quarterly, semiannual or annual basis as well as lower the policy value credit percentage down to 0% at any time.
The policy value credit amount shall be applied to the Policy Value on a Pro Rata Basis. We pay these credit amounts out of revenues from charges for policies that have premiums paid in of $500,000 or more.
Keeping the Policy in Force
Minimum Initial Premium Period
To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the Minimum Initial Premium during the Minimum Initial Premium Period as long as the Policy Value minus Indebtedness, equals or exceeds the monthly deduction. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under “Policy Data,” if:
1.	on a Monthly Date, the Policy Value minus Indebtedness equals or exceeds the monthly deduction for the policy month following such Monthly Date; and
2.	the sum of all premiums paid, minus any partial surrenders, and minus any Indebtedness equals or exceeds the Minimum Initial Premium, as shown in your policy under “Policy Data,” times the number of months since the Policy Date, including the current month.
The Minimum Initial Period is five years.
Death Benefit Guarantees
A feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. The policy has the following DBG option:

32    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Death Benefit Guarantee to Age 100
If you wish to have a guarantee that the policy will remain in force until the youngest Insured’s Attained Insurance Age 100 regardless of investment performance, you should pay at least the DBG-100 premiums. The DBG-100 provides that your policy will remain in force until the youngest Insured’s Attained Insurance age 100 even if the Cash Surrender Value is insufficient to pay the monthly deduction. The DBG-100 will remain in effect, as long as:
•	the sum of premiums paid; minus
•	partial surrenders; minus
•	outstanding Indebtedness; equals or exceeds
•	the DBG-100 premiums due since the Policy Date.
The DBG-100 premium is shown in the policy.
If, on a Monthly Date, you have not paid enough premiums to keep the DBG-100 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-100 will terminate. If the DBG-100 is not in effect, your policy will Lapse (terminate) if the Cash Surrender Value is less than the amount needed to pay the monthly deduction and the Minimum Initial Premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-100 cannot be reinstated.
Grace Period
If the Cash Surrender Value of the policy becomes less than that needed to pay the monthly deduction and neither the DBG-100 nor the Minimum Initial Premium Period is in effect, you will have 61 days to pay the required premium amount. If the required premium is not paid, the policy will Lapse.
Approximately 15 days after the grace period begins, we will then mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to pay all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.
If a policy Lapses with outstanding Indebtedness, any excess of the outstanding Indebtedness over the premium paid generally will be taxable to the Owner. (See “Federal Taxes.”) If the last surviving insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.
Reinstatement
Your policy may be reinstated within five years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•	a written request;
•	evidence satisfactory to us that both Insureds remain insurable or evidence for the last surviving Insured and due proof that the first death occurred before the date of lapse;
•	payment of a premium that will keep the policy in force for at least three months;
•	payment of the monthly deductions that were not collected during the grace period; and
•	payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. Surrender Charges will also be reinstated.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Exchange Right
During the first two years after we issue the policy, if it has not Lapsed or been surrendered in full, you can exchange it for one that provides benefits that do not vary with the investment return of the Subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the Policy Value in the Subaccounts to the Fixed Account. We will automatically credit all future premium payments to the Fixed Account unless you request a different allocation.
A transfer for this purpose will not be charged a fee if we elect to charge a fee for more than twelve transfers by mail or telephone per year. Also, we will waive any restrictions on transfers into the Fixed Account for this type of transfer.
A transfer for this purpose has no effect on the policy’s death benefit, Specified Amount, Net Amount at Risk, Risk Classifications or issue age. Only the method of funding the Policy Value will be affected.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    33

Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other Fixed Account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other Fixed Account policies we offer require evidence that the Insured is insurable according to our underwriting rules.
Proceeds Payable upon Death
We will pay a benefit to the Beneficiary of the policy when the last surviving Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the youngest Insured’s Attained Insurance Age 100, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•	the Specified Amount; or
•	the applicable percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the youngest Insured’s Attained Insurance Age 100, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•	the Policy Value plus the Specified Amount; or
•	the applicable percentage of Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.

Example	Option 1	Option 2
Specified Amount	$1,000,000	$1,000,000
Policy Value	$ 50,000	$ 50,000
Death benefit	$1,000,000	$1,050,000
Policy Value increases to	$ 80,000	$ 80,000
Death benefit	$1,000,000	$1,080,000
Policy Value decreases to	$ 30,000	$ 30,000
Death benefit	$1,000,000	$1,030,000
If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under both Option 1 and Option 2, if death is on or after the youngest Insured’s Attained Insurance Age 100, the death benefit amount will be the greater of :
•	the Policy Value on the Death Benefit Valuation date Minus any Indebtedness; or
•	the Policy Value at the youngest Insured’s Attained Insurance Age 100 minus any Indebtedness.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the youngest Insured’s Attained Insurance Age equals 100.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated Beneficiaries. If we are unable to locate a Beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your Beneficiaries, it is important that your personal address and Beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each Beneficiary. Updates to your Beneficiary designations should be sent to our Service Center.

34    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Escheatment may also be required by law if a known Beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your Beneficiary steps forward (with the proper documentation) to claim escheated death benefit Proceeds, the state is obligated to pay any such Proceeds it is holding.
Change in Death Benefit Option
You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the Specified Amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The Specified Amount will decrease by an amount equal to the Policy Value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting Specified Amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The Specified Amount will increase by an amount equal to the Policy Value on the effective date of the change.
An increase or decrease in Specified Amount resulting from a change in the death benefit option will affect the following:
•	Monthly deduction (because the cost of insurance charges depends upon the Specified Amount).
•	Minimum monthly premium.
•	Charges for certain optional insurance benefits.
The Surrender Charge will not be affected.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to decrease the Specified Amount at any time.
Increases: Increases in Specified Amount are not permitted. If you wish to purchase additional insurance, you should purchase an additional policy. Currently, we do not charge the policy fee for the additional policy.
Decreases: After the first policy year, you may decrease your Specified Amount. Any decrease in Specified Amount will take effect on the Monthly Date on or next following our receipt of your written request. The Specified Amount remaining after the decrease may not be less than the minimum Specified Amount shown in the policy.
•	In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 80% for 2001 CSO Policies (50% for all other policies) of the initial Specified Amount.
•	In policy years 6 -10, the Specified Amount remaining after the decrease may not be less than 60% for 2001 CSO Policies (50% for all other policies) of the initial Specified Amount.
•	In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 40% of the initial Specified Amount.
•	In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
•	The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
If, following a decrease in Specified Amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.
A decrease in Specified Amount will affect your costs as follows:
•	Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.
•	Charges for certain optional insurance benefits may decrease.
•	The Surrender Charge will not change.
No Surrender Charge is imposed when you request a decrease in the Specified Amount.
Misstatement of Age or Sex
If an Insured’s age or sex has been misstated, the Proceeds payable upon the last surviving Insured’s death will be:
•	the Policy Value on the date of death; plus
•	the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•	the amount of any outstanding Indebtedness on the date of death.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    35

Suicide
If either of the Insureds dies by suicide within two years from the Policy Date, the only amount payable by us will be the premium paid, minus any Indebtedness and partial surrenders. The policy will terminate as of the date of the first death by suicide. We will pay any amount payable to you, if living, otherwise to your estate.
You may purchase a new life insurance policy from us on the life of the last surviving insured. You must request, in writing, the new policy no later than 60 days after the date of the first death by suicide. If you are not living, the request and purchase may be made by the surviving insured. The new policy must be an individual permanent plan of insurance we are then issuing. The initial death benefit of the new policy cannot exceed one half of the death benefit of this policy.
Beneficiary
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the last surviving Insured, the Beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.
Transfers Between the Fixed Account and Subaccounts
You may transfer Policy Values from one Subaccount to another or between Subaccounts and the Fixed Account. (Certain restrictions apply to transfers involving the Fixed Account.) We will process your transfer on the Valuation Date we receive your request. If we receive your transfer request at our Service Center in Good Order before the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the Valuation Date we received your transfer request. If we receive your transfer request at our Service Center in Good Order at or after the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the next Valuation Date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
Restrictions on Transfers
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying Fund to suffer, Policy Value you have allocated to a Subaccount that invests in that underlying Fund will be lower too. Market timing can cause you, any joint Owner of the policy and your Beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the Subaccounts within the policy. The underlying Funds in which the Subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying Funds may be more restrictive than the market timing policies and procedures we apply to transfers among the Subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying Fund in which a Subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying Fund in which a Subaccount invests;
•	increasing the transaction costs and expenses of an underlying Fund in which a Subaccount invests; and
•	preventing the investment adviser(s) of an underlying Fund in which a Subaccount invests from fully investing the assets of the Fund in accordance with the Fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying Funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

36    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

In order to help protect you and the underlying Fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of Policy Value among the Subaccounts of the Variable Account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted Fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy Owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying Funds and may result in lower Policy Values.
In addition to the market timing policy described above, which applies to transfers among the Subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying Funds. The market timing policies and procedures of the underlying Funds may be materially different than those we impose on transfers among the Subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying Funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of Fund shares. This assistance may include, but not be limited to, providing the underlying Fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying Fund. An underlying Fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of Policy Value to or from the underlying Fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying Fund any redemption fee imposed by an underlying Fund. Market timing policies and procedures adopted by underlying Funds may affect your investment in the policy in several ways, including but not limited to:
•	Each Fund may restrict or refuse trading activity that the Fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying Fund’s market timing policies and procedures, including instructions we receive from a Fund, may require us to reject your transfer request. For example, while we will disregard transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying Fund’s market timing policies and procedures will do so. Orders we place to purchase Fund shares for the Variable Account are subject to acceptance by the Fund. We reserve the right to reject without prior notice to you any transfer request if the Fund does not accept our order.
•	Each underlying Fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a Fund has adopted. As a result, a Fund’s returns might be adversely affected, and a Fund might terminate our right to offer its shares through the Variable Account.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    37

•	Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the Fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a Fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same Fund’s shares will do so, and the returns of that Fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying Fund, and the risks that market timing pose to that Fund and to determine whether an underlying Fund has adopted a redemption fee, see that Fund’s prospectus.
Fixed Account Transfer Policies
•	You must make transfers from the Fixed Account during a 30-day period starting on a Policy Anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods. If the amount in the Fixed Account is less than $100, the entire amount can be transferred.
•	If we receive your request to transfer amounts from the Fixed Account within 30 days before the Policy Anniversary, the transfer will become effective on the anniversary.
•	If we receive your request on or within 30 days after the Policy Anniversary, the transfer will be effective on the day we receive it.
•	We will not accept requests for transfers from the Fixed Account at any other time.
•	If you have made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from any Subaccount back to the Fixed Account until the next Policy Anniversary. We will waive this limitation once during the first two policy years if you exercise the policy’s right to exchange provision. (See “Exchange Right.”)
Minimum Transfer Amounts
From a Subaccount to another Subaccount or the Fixed Account:
•	For mail and telephone transfers — $250 or the entire Subaccount balance, whichever is less.
•	For automated transfers — $50.
From the Fixed Account to a Subaccount:
•	For mail and telephone transfers — $250 or the entire Fixed Account balance minus any outstanding Indebtedness, whichever is less.
•	For automated transfers — $50.
Maximum Transfer Amounts
From a Subaccount to another Subaccount or the Fixed Account:
•	None.
From the Fixed account to a Subaccount:
•	Entire Fixed Account balance minus any outstanding Indebtedness.
Maximum Number of Transfers Per Year
You may make transfers by mail or telephone. However, we reserve the right to charge a fee for more than 12 transfers by mail or telephone per policy year. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Automated Transfers
In addition to written and telephone requests, you can arrange to have Policy Value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•	Only one automated transfer arrangement can be in effect at any time. You can transfer Policy Values to one or more Subaccounts and the Fixed Account, but you can transfer from only one account.
•	You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.
•	You cannot make automated transfers from the Fixed Account in an amount that, if continued, would deplete the Fixed Account within 12 months.
•	If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from any Subaccount back to the Fixed Account until the next Policy Anniversary.

38    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

•	If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will stop the automated arrangement.
•	Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the Fixed Account and the Subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•	You may make automated transfers by choosing a schedule we provide.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Asset Rebalancing
Subject to availability, you can ask us in writing to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the rebalance is set up. Asset rebalancing does not apply to the Fixed Account. We automatically will rebalance the variable Subaccount portion of your Policy Value either quarterly, semiannually or annually. The period you select will start to run on the date we record your request. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your Policy Value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    39

Policy Loans
You may borrow against your policy by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in Good Order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
Generally, the minimum you can borrow from your policy is $500. Please see your policy for further details.
Maximum Loan Amounts
•	90% of the Policy Value minus Surrender Charges.
•	For phone requests, if loan Proceeds are being sent to your address of record the maximum loan amount is $100,000.
The amount available at any time for a new loan is the maximum loan value less any existing Indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next Policy Anniversary and monthly deductions that we will take until the next Policy Anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the Fixed Account and the Subaccounts in proportion to their values at the end of the Valuation Period during which we receive your request. When we make a loan from a Subaccount, we redeem Accumulation Units and transfer the Proceeds into the Fixed Account. In determining these proportions, we first subtract the amount of any outstanding Indebtedness from the Fixed Account Value.
Repayments
We will allocate loan repayments to Subaccounts and/or the Fixed Account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $50.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of Indebtedness in the Fixed Account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the Fixed Account and the Subaccounts with value on a Pro-Rata Basis. If the value in the Fixed Account or any Subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus Indebtedness.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the Subaccounts and/or Fixed Account as collateral. The loan collateral does not participate in the investment performance of the Subaccounts. The loan collateral earns interest at the minimum guaranteed rate of 4% in the Fixed Account. Payment of this interest is based on the financial strength and claims-paying ability of RiverSource Life Insurance Co. of New York. The interest rate charged on the loan is guaranteed not to exceed the stated maximum in the Periodic Charges Other than Fund Operating Expenses section of this prospectus. Starting in year 11 of the policy the current non-guaranteed charge will be equal to the interest rate earned on the loan collateral. A loan reduces the policy surrender value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The death benefit is reduced by loan Indebtedness. A loan may also cause the DBG-100 or the Minimum Initial Premium Periodto terminate.
A loan may impact payment of the policy value credit.
Policy Surrenders
You may take a full or a partial surrender by written request. We may, but are not required to, accept a full or partial surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days

40    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

(for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Total Surrenders
If you surrender your policy, you receive its Cash Surrender Value, which is the Policy Value minus outstanding Indebtedness and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
Partial Surrenders
After the first policy year, you may take any amount from $500 up to 90% of the policy’s Cash Surrender Value. Partial surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record.  We will charge you a partial surrender fee, as described under “Loads, Fees and Charges.” Unless you specify otherwise, we will make partial surrenders from the Fixed Account and Subaccounts in proportion to their values at the end of the Valuation Period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding Indebtedness from the Fixed Account Value.
Effects of partial surrenders
•	A partial surrender will reduce the Policy Value by the amount of the partial surrender and fee. (See “Fee Tables” and “Loads, Fees and Charges.”)
•	A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of Policy Value, by an amount equal to the applicable percentage times the amount of the partial surrender.
•	A partial surrender may terminate the DBG-100 or the Minimum Initial Premium Period. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG-100 or the Minimum Initial Premium Period in effect.
•	If Option 1 is in effect, a partial surrender will reduce the Specified Amount by the amount of the partial surrender and fee. This may cause the policy to become a Modified Endowment Contract.
Because they reduce the Specified Amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the Specified Amount below the required minimum. (See “Decreases,” under “Proceeds Payable upon Death.”)
•	If Option 2 is in effect, a partial surrender does not affect the Specified Amount.
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.
1 1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By phone
1-800-541-2251
•	We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
•	We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    41

•	We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
DELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS
1 1 By regular or express mail
•	payable to you;
•	mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank account;
•	pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the policy Owner or to an address other than the address of record. These requirements will be designed to ensure policy Owner instructions are genuine and to prevent fraud.
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying Funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay Proceeds when:
•	you surrender the policy; or
•	you take a policy loan; or
•	the last surviving Insured dies; or
•	the youngest Insured Attains Insurance Age 100.
We pay all death benefit Proceeds by check (unless the Beneficiary has chosen to have death benefit Proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 3% per year on lump sum death benefit Proceeds from the date of the last surviving Insured’s death to the settlement date (the date on which we pay Proceeds in a lump sum or we first place them under a payment option).

42    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Payment Options
During the Insured’s lifetime, you may request in writing that we pay policy Proceeds under one or more of the three payment options below. The Beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the Proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any Proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw Proceeds in amounts of at least $100. At any time, you may withdraw all of the Proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in Good Order. However, we reserve the right to postpone payments of Cash Surrender Value, policy loans or variable death benefit Proceeds in excess of the Specified Amount if:
•	the NYSE is closed, except for normal holiday and weekend closings;
•	trading on the NYSE is restricted according to SEC rules;
•	an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the Fixed Account for up to six months from the date we receive the request in Good Order. If we postpone the payment of the surrender Proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the Owner and the Beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy Owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying Funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    43

whether the policy Owner has sufficient incidents of ownership over assets invested in the Subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the Owner will not be subject to current taxation as the owner of the Subaccounts’ assets.
RiverSource Life of NY’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the Fund in which the Subaccount invests and becomes part of the Subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it. The company includes in its taxable income the net investment income derived from the investment of assets held in its Subaccounts because the company is considered the owner of these assets under federal income tax law. The company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Policy Proceeds
Death benefit Proceeds: The death benefit paid to the Beneficiary generally is not considered income to the Beneficiary and is not subject to federal income taxes. When the Proceeds are paid on or after the youngest Insured’s Attained Insurance Age 100, if the amount received plus any Indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit Proceeds under Payment Option A: The death benefit Proceeds generally are not subject to income tax, but payments of interest are taxable and may be reported to the IRS and a state, if applicable.
Death benefit Proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the Beneficiary’s investment in the policy and will not be taxed. The Beneficiary’s investment in the policy is generally the death benefit Proceeds applied to the payment options. Under Option C only, any payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death Proceeds (See the following table.): Generally, part or all of any pre-death Proceeds received through full surrender, Lapse, partial surrender, or payment options may be subject to federal (and state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the Lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death Proceeds:
Full surrender:	You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon surrender of the policy.
Lapse:	You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of Lapse — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon Lapse of the policy.

44    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Source of Proceeds	Taxable Portion of Pre-death Proceeds
Partial Surrenders:	Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.
Policy loans and assignments and pledges:	None. (2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death Proceeds:
Full surrender:	You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.
Lapse:	You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of Lapse — these earning may be part of the policy cash value or part of loans previously taken.
Partial Surrenders:	You will be taxed on the lesser of:
• the amount received; or
• Policy Value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
• the amount of the loan/assignment; or
• Policy Value minus your investment in the policy.(1)

Payment Options: Pre-death Proceeds (applicable to non-modified endowment contracts and modified endowment contracts):	Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).
Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any Indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)	Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)	However, should the policy later be surrendered or Lapse with outstanding Indebtedness, see discussion related to “full surrender” or “Lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)	Any taxable portion of pre-death Proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    45

Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the Risk Classification, sex and age of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•	ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•	ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Reductions in benefits: When benefits are reduced, we recalculate the limits as if the reduced level of benefits had been in effect since the issuance of the policy. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract, because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Owner during any calendar year as one policy in determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death Proceeds from a full surrender, Lapse, partial surrender, policy loan or assignment of Policy Value, or certain payment options may be subject to a 10% penalty tax unless:
•	the distribution occurs on or after the date that the Owner attains age 59½;
•	the distribution is attributable to the Owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•	the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the Owner or over the joint lives (or life expectancies) of the Owner and the Owner’s Beneficiary.
(See “Taxation of Policy Proceeds” “Pre-death Proceeds” and accompanying table.)
Other Tax Considerations
Policy Split Option Rider (PSO): PSO permits a policy to be split into two individual permanent plans of life insurance then offered by us for exchange, one on the life of each insured, upon the occurrence of a divorce of the Insureds, dissolution of a business owned or conducted by the Insureds, dissolution of a business partnership between the Insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 or non-taxable transfer under Section 1041 (in the event of a split between spouses or incident to a divorce) of the Code. If a policy split is not treated as a nontaxable exchange or transfer, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. In addition, it is not clear how, in all circumstances, to apply the rules in Section 7702 of the Code in defining a life insurance contract. Therefore it is not clear if the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes. It is also not clear

46    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any Indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of Indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (Indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy Proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance Proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a Beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    47

The four specified conditions are:
•	The Insured was an employee at any time during the 12-month period before the Insured’s death;
•	The Insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;
•	The death benefits are paid to a member of the family of the Insured, any individual who is the designated Beneficiary of the Insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated Beneficiary, or the estate of the Insured; or
•	The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary, or the estate of the Insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•	Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be Insured at the time the contract was issued;
•	Provides written consent to being Insured under the contract and that such coverage may continue after the Insured terminates employment; and
•	Is informed in writing that an applicable policyholder will be a Beneficiary of any Proceeds payable upon the death of the employee.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the Cash Surrender Value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an Owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the Proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an Owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the Beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the Cash Surrender Value of the contract provided to the employee during a taxable year.

48    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the Beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the Owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•	Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the Owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the Owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the Owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the Owner, is treated as transferred from the Owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the Cash Surrender Value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the Owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the Owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•	Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the Owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the Owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the Owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit Proceeds or its Cash Surrender Value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the Insured is paid to a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.
Taxation — Determined by Policy Ownership
The regulations provide rules for determining the Owner and the non-owner of the life insurance contract. The general rule is that the Owner is the person named as the policy Owner. If two or more persons are designated as the policy Owner, the first-named person generally is treated as the Owner of the entire contract, however, if two or more persons are named as the policy Owner and each such person has at all times, all the incidents of ownership with respect to an

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    49

undivided interest in the contract, those persons are treated as Owner of separate contracts. The general rule that the person named as the policy Owner is treated as the Owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the Owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the Owner of the life insurance contract if the Owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•	The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
•	We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium when the policy is sold, plus 3.6% of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender, and Risk Classification of the insured at the time of issue as well as by the Specified Amount of the policy. Each year we also pay selling firms a service fee of up to .125% of the Policy Value, less Indebtedness. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on which Subaccounts you choose to allocate your premiums.
•	We may utilize other or additional compensation plans, including compensation plans that pay additional compensation when volume goals we set are achieved. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest.
•	In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
—	marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;

50    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

—	providing services to policy owners; and
—	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.
Sources of Payments to Selling Firms
•	We pay the commissions and other compensation described above from our assets.
•	Our assets may include:
—	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—	compensation we or an affiliate receive from a Fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
—	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•	You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—	fees and expenses we collect from policy Owners, including Surrender Charges; and
—	fees and expenses charged by the underlying Funds in which the Subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the Funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life of NY has cooperated and will continue to cooperate with the applicable regulators.
RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    51

Key Terms
These terms can help you understand details about your policy.
Accumulation Unit: An accounting unit used to calculate the Policy Value of the Subaccounts prior to the Insured’s death.
Attained Insurance Age: The Insured’s Insurance Age plus the number of policy anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if the policy is surrendered in full. The Cash Surrender Value equals the Policy Value minus Indebtedness, minus any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Guarantee to Age 100 (DBG-100): A feature of the policy guaranteeing that the policy will not Lapse before the youngest Insured’s Attained Insurance Age 100. This feature is in effect if you meet certain premium payment requirements.
Death Benefit Guarantee to Age 100 (DBG-100) Premium: The premium required to keep the DBG-100 in effect. The DBG-100 premium is shown in your policy. It depends on each Insured’s sex, Insurance Age, Risk Classification, optional insurance benefits added by rider and the initial Specified Amount.
Death Benefit Valuation Date: The date of the last surviving Insured’s death when death occurs on a Valuation Date. If the last surviving Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the last surviving Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order”
means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Insurance age: Each insured’s age based upon his or her last birthday on the date of the application.
Insureds: The persons whose lives are insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Minimum Initial Premium: The premium required to keep the Minimum Initial Premium Period in effect. We show the Minimum Initial Premium in your policy.
Minimum Initial Premium Period: A period of time during the early years of the policy when the policy will not Lapse even if the Cash Surrender Value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit, equal to the total current death benefit minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.

52    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value.
Prior Policies: Policies issued based on applications signed before October 1, 2008, where approved, and any policy issued before January 1, 2009, regardless of the date of application.
Proceeds: The amount payable under the policy as follows:
•	Upon death of the last surviving Insured prior to the youngest Insured’s Attained Insurance Age 100, Proceeds will be the death benefit in effect as of the date of that Insured’s death, minus any Indebtedness.
•	Upon the death of the last surviving Insured on or after the youngest Insured’s Attained Insurance Age 100, Proceeds will be the greater of:
— the Policy Value on the date of death of the last surviving Insured minus any Indebtedness on the date of death of the last surviving Insured’s death.
— the Policy Value at the youngest Insured’s Attained Insurance Age 100 minus any Indebtedness on the date of the last surviving Insured death.
•	On surrender of the policy, the Proceeds will be the Cash Surrender Value.
Risk Classification: A group of Insureds that RiverSource Life of NY expects will have similar mortality experience.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount we use to determine the death benefit and the Proceeds payable upon death of the last surviving Insured prior to the youngest Insured’s Attained Insurance Age 100. We show the initial Specified Amount in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A contingent deferred issue and administration expense charge we assess against the Policy Value at the time of surrender during the first 15 years of the policy.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Valuation Period: The interval that commences at the Close of Business on each Valuation Date and goes up to the Close of Business on the next Valuation Date.
Variable Account: RiverSource of New York Account 8 consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.
2001 CSO Policies: Policies issued based on applications signed on or after October 1, 2008, where approved, and any policy issued on or after January 1, 2009, regardless of the date of the application.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of Subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    53

Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, Cash Surrender Values, and Policy Values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.
You may review and copy information about the Registrant, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F St. N.E., Washington, D.C. 20549-8629.
Investment Company Act File #811-5213
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, Inc.
© 2008-2019 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-541-2251
S-6203 CF (4/19)

PART B: STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE SUCCESSION SELECT® VARIABLE LIFE INSURANCE (SUCCESSION SELECT – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE (VUL – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV (VUL IV – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES (VUL IV ES – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 (VUL 5 – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES (VUL 5 ES – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 6 INSURANCE

(VUL 6 – NY)

April 29, 2019

Issued by:	RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

Telephone: 1-800-541-2251

(Home Office)

Website address: riversource.com/lifeinsurance

RiverSource of New York Account 8

RiverSource of New York Account 8 is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

S-6337 CF (4/19)

2	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Information about RiverSource Life of NY

We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our mailing address is: 70500 Ameriprise Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

OWNERSHIP

RiverSource Life of NY, a New York corporation is a wholly-owned subsidiary of RiverSource Life Insurance Company, a Minnesota Corporation which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

STATE REGULATION

We are subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (the Department). We file an annual statement in a prescribed form with the Department. Our books and accounts are subject to review by the Department at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

Generally, RiverSource Life of NY does not receive individual ratings from rating agencies but receives the same ratings as its parent, RiverSource Life Insurance Company. Rating agencies evaluate the financial soundness and claims-paying ability of insurance companies on a number of different factors. These ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	3

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life of NY for the variable accounts in 2018 was $27,593,528, in 2017 was $26,882,985 and in 2016 was $25,785,355. RiverSource Distributors retains no underwriting commissions from the sale of the policy.

Service Providers

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life of NY may change over time. Entities that provided a significant amount of services to RiverSource Life of NY, the compensation paid, and the basis for remuneration are listed below. Ameriprise Financial, Inc. and RiverSource Life Insurance Company are affiliated with RiverSource Life of NY.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Remuneration
Ameriprise Financial, Inc. (“AFI”)	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

RiverSource Life Insurance Company	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

The aggregate dollar amount paid to AFI by RiverSource Life of NY for the services provided in 2018 was $943,444, in 2017 was $1,052,372 and in 2016 was $1,056,020.

The aggregate dollar amount paid to RiverSource Life Insurance Company by RiverSource Life of NY for the services provided in 2018 was $6,445,669, in 2017 was $6,323,971 and in 2016 was $6,159,451.

Custodian

RiverSource Life of NY is the custodian of the assets of RiverSource of New York Account 8. RiverSource Life of NY holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the policies. RiverSource Life of NY’s principal offices are located at 20 Madison Avenue Extension, Albany NY 12203.

The Variable Account

We established the variable account on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account’s management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this statement of additional information also invest in subaccounts of the variable account.

4	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR SUCCESSION SELECT– NY, VUL – NY, VUL IV – NY, VUL IV ES – NY, VUL 5 – NY, VUL 5 ES – NY AND VUL 6 – NY

SUCCESSION SELECT – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for five, ten or fifteen years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$5.11	$4.55	$5.01	$4.51	$4.84	$4.43

	2020	5.03	4.49	4.94	4.45	4.78	4.39

	2025	4.95	4.43	4.87	4.40	4.73	4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

70	2015	5.92	5.19	5.70	5.10	5.36	4.94

	2020	5.81	5.10	5.61	5.03	5.30	4.88

	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

75	2015	6.99	6.10	6.52	5.89	5.90	5.54

	2020	6.84	5.99	6.42	5.79	5.84	5.47

	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

85	2015	10.22	9.19	8.36	7.93	6.70	6.59

	2020	10.00	8.98	8.27	7.83	6.68	6.57

	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	5

VUL – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
5	$18.32

10	10.06

15	7.34

20	6.00

25	5.22

30	4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Option C Table

	Life Income per $1,000 with Payments Guaranteed for

	10 Years		15 Years		20 Years

Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.81	$4.47	$4.74	$4.45	$4.65	$4.40

55	5.20	4.80	5.09	4.74	4.94	4.87

60	5.70	5.22	5.51	5.12	5.25	4.98

65	6.35	5.77	5.98	5.58	5.54	5.32

70	7.14	6.50	6.47	6.12	5.77	5.63

75	8.00	7.40	6.87	6.64	5.91	5.85

VUL IV – NY/VUL IV ES – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

6	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$5.11	$4.55	$5.01	$4.51	$4.84	$4.43

	2020	5.03	4.49	4.94	4.45	4.78	4.39

	2025	4.95	4.43	4.87	4.40	4.73	4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

70	2015	5.92	5.19	5.70	5.10	5.36	4.94

	2020	5.81	5.10	5.61	5.03	5.30	4.88

	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

75	2015	6.99	6.10	6.52	5.89	5.90	5.54

	2020	6.84	5.99	6.42	5.79	5.84	5.47

	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

85	2015	10.22	9.19	8.36	7.93	6.70	6.59

	2020	10.00	8.98	8.27	7.83	6.68	6.57

	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49
The table above is based on the “1983 Individual Annuitant Mortality Table A” at 3% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

VUL 5 – NY/VUL 5 ES – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.18

15	6.42

20	5.04

25	4.22

30	3.68

We will furnish monthly amounts for other payment periods at your request, without charge.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	7

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$4.54	$4.10	$4.46	$4.06	$4.31	$3.99

	2025	4.39	3.97	4.32	3.94	4.19	3.88

	2035	4.25	3.86	4.19	3.84	4.08	3.79

75	2015	6.41	5.77	5.99	5.53	5.39	5.14

	2025	6.13	5.52	5.78	5.33	5.27	5.01

	2035	5.88	5.30	5.59	5.15	5.16	4.88

85	2015	9.63	9.02	7.85	7.61	6.22	6.16

	2025	9.20	8.56	7.68	7.40	6.18	6.10

	2035	8.81	8.16	7.50	7.20	6.14	6.05

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 2.00% annual effective interest rate. Settlement rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

VUL 6 – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	8.44

15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

8	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2020	$3.67	$3.27	$3.61	$3.25	$3.50	$3.19

	2025	3.60	3.21	3.55	3.19	3.44	3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

70	2020	4.44	3.93	4.30	3.86	4.05	3.73

	2025	4.34	3.84	4.21	3.79	3.99	3.67
	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

75	2020	5.46	4.85	5.13	4.68	4.63	4.36

	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

85	2020	8.61	7.99	7.07	6.81	5.54	5.47

	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate. Settlement rates for any combination of year, age and sex not shown above will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

Independent Registered Public Accounting Firm

The financial statements of RiverSource Life Insurance Co. of New York as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018 and the financial statements of each of the divisions of RiverSource of New York Account 8 as of December 31, 2018 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2017 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides accounting and auditing services to RiverSource Life of NY and the variable account. PricewaterhouseCoopers LLP’s principal business address is 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Account 8, as indicated in Note 1, sponsored by RiverSource Life Insurance Co. of New York as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 8 as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions in the RiverSource of New York Account 8 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions in the RiverSource of New York Account 8 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2019

We have served as the auditor of one or more of the divisions in RiverSource of New York Account 8 since 2010.

10	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

December 31, 2018	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Assets
Investments, at fair value(1),(2)	$402	$2,041,809	$2,470,839	$780,096	$397,471
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	363	1,414	250	—
Receivable for share redemptions	—	867	1,009	425	178
Total assets	402	2,043,039	2,473,262	780,771	397,649

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	867	1,009	358	178
Contract terminations	—	—	—	67	—
Payable for investments purchased	—	363	1,414	250	—
Total liabilities	—	1,230	2,423	675	178
Net assets applicable to Variable Life contracts in accumulation period	—	2,041,809	2,470,839	780,096	397,372
Net assets applicable to seed money	402	—	—	—	99
Total net assets	$402	$2,041,809	$2,470,839	$780,096	$397,471
(1) Investment shares	34	74,682	201,045	15,950	52,506
(2) Investments, at cost	$410	$2,194,021	$2,892,615	$814,768	$485,961

December 31, 2018 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Assets
Investments, at fair value(1),(2)	$676,105	$657,617	$3,420,122	$1,970,491	$468,108
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	5,045	81	146	411	—
Receivable for share redemptions	409	243	2,069	729	318
Total assets	681,559	657,941	3,422,337	1,971,631	468,426

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	409	243	2,069	729	181
Contract terminations	—	—	—	—	137
Payable for investments purchased	5,045	81	146	411	—
Total liabilities	5,454	324	2,215	1,140	318
Net assets applicable to Variable Life contracts in accumulation period	676,105	657,617	3,420,122	1,970,491	467,951
Net assets applicable to seed money	—	—	—	—	157
Total net assets	$676,105	$657,617	$3,420,122	$1,970,491	$468,108
(1) Investment shares	70,871	69,005	341,671	196,656	36,147
(2) Investments, at cost	$622,038	$723,521	$2,588,212	$1,903,142	$522,907

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	11

Statements of Assets and Liabilities

December 31, 2018 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Assets
Investments, at fair value(1),(2)	$318,236	$13,905,770	$12,381	$54,738	$226,907
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,087	—	—	17
Receivable for share redemptions	309	10,499	—	—	—
Total assets	318,545	13,917,356	12,381	54,738	226,924

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	191	9,947	—	—	—
Contract terminations	118	552	—	—	—
Payable for investments purchased	—	1,087	—	—	17
Total liabilities	309	11,586	—	—	17
Net assets applicable to Variable Life contracts in accumulation period	318,236	13,905,770	12,338	54,738	226,907
Net assets applicable to seed money	—	—	43	—	—
Total net assets	$318,236	$13,905,770	$12,381	$54,738	$226,907
(1) Investment shares	164,039	550,942	2,404	2,767	4,944
(2) Investments, at cost	$330,343	$8,948,996	$14,091	$53,523	$195,896

December 31, 2018 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$23,191,855	$2,519	$45,690	$10,651,135	$6,833
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	478	—	—	1,209	—
Receivable for share redemptions	26,825	—	—	10,723	—
Total assets	23,219,158	2,519	45,690	10,663,067	6,833

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	16,505	—	—	5,245	—
Contract terminations	10,320	—	—	5,478	—
Payable for investments purchased	478	—	—	1,209	—
Total liabilities	27,303	—	—	11,932	—
Net assets applicable to Variable Life contracts in accumulation period	23,191,855	2,510	45,690	10,651,135	6,748
Net assets applicable to seed money	—	9	—	—	85
Total net assets	$23,191,855	$2,519	$45,690	$10,651,135	$6,833
(1) Investment shares	500,256	291	1,959	451,702	759
(2) Investments, at cost	$11,175,058	$2,754	$43,556	$7,964,423	$7,463

See accompanying notes to financial statements.

12	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

December 31, 2018 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2
Assets
Investments, at fair value(1),(2)	$230,104	$2,410,777	$71,481	$1,472,454	$122,648
Dividends receivable	—	—	—	—	18
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	361	—	252	18
Receivable for share redemptions	8	1,197	—	1,937	—
Total assets	230,112	2,412,335	71,481	1,474,643	122,684

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,197	—	733	—
Contract terminations	8	—	—	1,204	—
Payable for investments purchased	—	361	—	252	18
Total liabilities	8	1,558	—	2,189	18
Net assets applicable to Variable Life contracts in accumulation period	230,104	2,410,777	71,481	1,472,454	122,666
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$230,104	$2,410,777	$71,481	$1,472,454	$122,666
(1) Investment shares	14,152	147,629	8,836	180,448	122,648
(2) Investments, at cost	$242,326	$2,374,279	$78,542	$1,821,311	$122,648

December 31, 2018 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$2,812,773	$208,761	$2,498,206	$16,718	$999,751
Dividends receivable	454	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	208	—	111
Receivable for share redemptions	2,796	98	1,221	11	578
Total assets	2,816,023	208,859	2,499,635	16,729	1,000,440

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,320	—	1,221	—	535
Contract terminations	1,476	98	—	11	43
Payable for investments purchased	—	—	208	—	111
Total liabilities	2,796	98	1,429	11	689
Net assets applicable to Variable Life contracts in accumulation period	2,811,199	208,761	2,498,206	16,718	999,751
Net assets applicable to seed money	2,028	—	—	—	—
Total net assets	$2,813,227	$208,761	$2,498,206	$16,718	$999,751
(1) Investment shares	2,812,773	33,945	403,587	2,433	143,849
(2) Investments, at cost	$2,812,756	$228,143	$2,750,121	$18,533	$1,181,896

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	13

Statements of Assets and Liabilities

December 31, 2018 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Assets
Investments, at fair value(1),(2)	$23,477	$6,261,514	$54,101	$2,144,144	$8,621,081
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	18	532	541
Receivable for share redemptions	—	6,449	—	1,173	6,555
Total assets	23,477	6,267,963	54,119	2,145,849	8,628,177

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	3,412	—	1,173	4,226
Contract terminations	—	3,037	—	—	2,329
Payable for investments purchased	—	—	18	532	541
Total liabilities	—	6,449	18	1,705	7,096
Net assets applicable to Variable Life contracts in accumulation period	23,477	6,261,514	54,101	2,144,144	8,621,081
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$23,477	$6,261,514	$54,101	$2,144,144	$8,621,081
(1) Investment shares	2,338	620,566	3,433	134,513	440,300
(2) Investments, at cost	$24,016	$6,501,588	$54,721	$1,453,426	$6,486,526

December 31, 2018 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$357,749	$84	$42,026	$596,522	$40,624
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	34	101	—
Receivable for share redemptions	225	—	—	985	29
Total assets	357,974	84	42,060	597,608	40,653

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	213	—	—	298	—
Contract terminations	12	—	—	687	29
Payable for investments purchased	—	—	34	101	—
Total liabilities	225	—	34	1,086	29
Net assets applicable to Variable Life contracts in accumulation period	357,672	—	42,026	596,522	40,624
Net assets applicable to seed money	77	84	—	—	—
Total net assets	$357,749	$84	$42,026	$596,522	$40,624
(1) Investment shares	38,717	9	1,747	24,548	2,102
(2) Investments, at cost	$365,761	$87	$42,358	$457,810	$42,554

See accompanying notes to financial statements.

14	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

December 31, 2018 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$615,472	$64,535	$4,696,921	$42,912	$412,884
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	24	—	2,208	130	—
Receivable for share redemptions	259	427	3,398	—	262
Total assets	615,755	64,962	4,702,527	43,042	413,146

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	259	—	3,374	—	251
Contract terminations	—	427	24	—	11
Payable for investments purchased	24	—	2,208	130	—
Total liabilities	283	427	5,606	130	262
Net assets applicable to Variable Life contracts in accumulation period	615,472	64,535	4,696,921	42,912	412,884
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$615,472	$64,535	$4,696,921	$42,912	$412,884
(1) Investment shares	31,546	5,094	369,255	2,007	19,124
(2) Investments, at cost	$599,876	$71,019	$3,915,661	$40,237	$370,113

December 31, 2018 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Assets
Investments, at fair value(1),(2)	$48,726	$1,054,351	$54,642	$18,761	$4,137
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	481	174	621	—	—
Receivable for share redemptions	—	588	—	—	—
Total assets	49,207	1,055,113	55,263	18,761	4,137

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	551	—	—	—
Contract terminations	—	37	—	—	—
Payable for investments purchased	481	174	621	—	—
Total liabilities	481	762	621	—	—
Net assets applicable to Variable Life contracts in accumulation period	48,726	1,054,351	54,642	18,761	4,053
Net assets applicable to seed money	—	—	—	—	84
Total net assets	$48,726	$1,054,351	$54,642	$18,761	$4,137
(1) Investment shares	2,341	50,112	13,729	969	406
(2) Investments, at cost	$51,529	$876,992	$57,235	$20,331	$4,180

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	15

Statements of Assets and Liabilities

December 31, 2018 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2
Assets
Investments, at fair value(1),(2)	$1,369,110	$341,982	$1,017	$21,227	$9,232
Dividends receivable	—	872	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	279	11	—	—	—
Receivable for share redemptions	2,823	188	—	—	—
Total assets	1,372,212	343,053	1,017	21,227	9,232

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	684	184	—	—	—
Contract terminations	2,139	3	—	—	—
Payable for investments purchased	279	884	—	—	—
Total liabilities	3,102	1,071	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	1,369,110	341,982	935	21,227	9,232
Net assets applicable to seed money	—	—	82	—	—
Total net assets	$1,369,110	$341,982	$1,017	$21,227	$9,232
(1) Investment shares	133,833	98,554	96	2,202	1,293
(2) Investments, at cost	$1,388,306	$517,113	$1,045	$24,859	$9,668

December 31, 2018 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Assets
Investments, at fair value(1),(2)	$13,647	$747,370	$104,965	$53,621	$41,752
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	63	—	68	—
Receivable for share redemptions	—	1,866	359	—	—
Total assets	13,647	749,299	105,324	53,689	41,752

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	391	—	—	—
Contract terminations	—	1,474	359	—	—
Payable for investments purchased	—	63	—	68	—
Total liabilities	—	1,928	359	68	—
Net assets applicable to Variable Life contracts in accumulation period	13,647	747,371	104,965	53,621	41,752
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$13,647	$747,371	$104,965	$53,621	$41,752
(1) Investment shares	2,575	138,659	13,304	5,860	4,265
(2) Investments, at cost	$14,480	$884,077	$116,981	$63,218	$47,692

See accompanying notes to financial statements.

16	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

December 31, 2018 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Assets
Investments, at fair value(1),(2)	$31,193	$17,288	$596	$324,695	$116,711
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	253	—
Receivable for share redemptions	—	—	—	182	—
Total assets	31,193	17,288	596	325,130	116,711

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	182	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	253	—
Total liabilities	—	—	—	435	—
Net assets applicable to Variable Life contracts in accumulation period	31,193	17,288	578	324,695	116,711
Net assets applicable to seed money	—	—	18	—	—
Total net assets	$31,193	$17,288	$596	$324,695	$116,711
(1) Investment shares	1,118	672	32	17,410	5,307
(2) Investments, at cost	$28,137	$15,224	$589	$255,940	$114,788

December 31, 2018 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Assets
Investments, at fair value(1),(2)	$10,621	$103,419	$3,745	$8,883	$136,930
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	8	—	—	260
Receivable for share redemptions	—	—	—	—	—
Total assets	10,621	103,427	3,745	8,883	137,190

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	8	—	—	260
Total liabilities	—	8	—	—	260
Net assets applicable to Variable Life contracts in accumulation period	10,600	103,419	3,729	8,883	136,930
Net assets applicable to seed money	21	—	16	—	—
Total net assets	$10,621	$103,419	$3,745	$8,883	$136,930
(1) Investment shares	388	10,979	185	858	5,912
(2) Investments, at cost	$10,023	$127,708	$3,681	$8,967	$142,069

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	17

Statements of Assets and Liabilities

December 31, 2018 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Assets
Investments, at fair value(1),(2)	$554,948	$629	$13,686	$173,956	$1,287,751
Dividends receivable	—	—	—	—	4,707
Accounts receivable from RiverSource Life of NY for contract purchase payments	123	—	—	—	154
Receivable for share redemptions	363	—	—	29	662
Total assets	555,434	629	13,686	173,985	1,293,274

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	302	—	—	29	640
Contract terminations	61	—	—	—	21
Payable for investments purchased	123	—	—	—	4,862
Total liabilities	486	—	—	29	5,523
Net assets applicable to Variable Life contracts in accumulation period	554,948	552	13,686	173,819	1,287,751
Net assets applicable to seed money	—	77	—	137	—
Total net assets	$554,948	$629	$13,686	$173,956	$1,287,751
(1) Investment shares	23,695	63	618	14,388	144,367
(2) Investments, at cost	$532,256	$633	$12,528	$188,665	$1,336,794

December 31, 2018 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$3,835,100	$3,438,944	$1,683,737	$4,764,807	$4,311,071
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	2,133	265	192	3,879	696
Receivable for share redemptions	2,919	1,928	592	2,873	1,552
Total assets	3,840,152	3,441,137	1,684,521	4,771,559	4,313,319

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,920	1,928	592	2,873	1,552
Contract terminations	999	—	—	—	—
Payable for investments purchased	2,133	265	192	3,879	696
Total liabilities	5,052	2,193	784	6,752	2,248
Net assets applicable to Variable Life contracts in accumulation period	3,835,100	3,438,944	1,683,737	4,764,807	4,311,071
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$3,835,100	$3,438,944	$1,683,737	$4,764,807	$4,311,071
(1) Investment shares	122,488	179,018	88,898	159,358	147,538
(2) Investments, at cost	$3,848,294	$2,824,485	$1,726,989	$4,966,147	$4,983,672

See accompanying notes to financial statements.

18	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

December 31, 2018 (continued)	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$1,133,612	$956,487	$17,941	$2,053,362	$157,239
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	3,856	116	—	304	—
Receivable for share redemptions	684	1,298	—	1,071	384
Total assets	1,138,152	957,901	17,941	2,054,737	157,623

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	684	359	—	963	105
Contract terminations	—	939	—	108	279
Payable for investments purchased	3,856	116	—	304	—
Total liabilities	4,540	1,414	—	1,375	384
Net assets applicable to Variable Life contracts in accumulation period	1,133,612	956,487	17,941	2,053,362	157,070
Net assets applicable to seed money	—	—	—	—	169
Total net assets	$1,133,612	$956,487	$17,941	$2,053,362	$157,239
(1) Investment shares	59,507	50,474	1,685	136,891	10,667
(2) Investments, at cost	$1,058,774	$999,083	$19,078	$2,127,541	$165,385

December 31, 2018 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Assets
Investments, at fair value(1),(2)	$1,576,822	$2,056,781	$5,010,597	$40,017	$419,826
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	194	676	1,159	—	903
Receivable for share redemptions	934	939	2,445	18	237
Total assets	1,577,950	2,058,396	5,014,201	40,035	420,966

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	650	939	2,445	18	237
Contract terminations	284	—	—	—	—
Payable for investments purchased	194	676	1,159	—	903
Total liabilities	1,128	1,615	3,604	18	1,140
Net assets applicable to Variable Life contracts in accumulation period	1,576,822	2,056,781	5,010,597	39,815	419,826
Net assets applicable to seed money	—	—	—	202	—
Total net assets	$1,576,822	$2,056,781	$5,010,597	$40,017	$419,826
(1) Investment shares	90,622	140,875	388,720	4,713	40,485
(2) Investments, at cost	$1,833,562	$2,583,314	$6,134,479	$43,767	$507,406

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	19

Statements of Assets and Liabilities

December 31, 2018 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Assets
Investments, at fair value(1),(2)	$2,277,143	$488,408	$626,670	$150,566	$237,677
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,107	—	140	—	9
Receivable for share redemptions	1,070	317	265	65	145
Total assets	2,279,320	488,725	627,075	150,631	237,831

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,070	276	265	65	145
Contract terminations	—	41	—	—	—
Payable for investments purchased	1,107	—	140	—	9
Total liabilities	2,177	317	405	65	154
Net assets applicable to Variable Life contracts in accumulation period	2,277,143	488,408	626,670	150,485	237,575
Net assets applicable to seed money	—	—	—	81	102
Total net assets	$2,277,143	$488,408	$626,670	$150,566	$237,677
(1) Investment shares	151,507	8,546	11,415	16,121	14,799
(2) Investments, at cost	$2,497,891	$431,300	$629,436	$176,314	$254,205

December 31, 2018 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I
Assets
Investments, at fair value(1),(2)	$8,026,382	$942,604	$1,043,052	$580,428	$552,028
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	998	—	15	388	—
Receivable for share redemptions	6,047	744	661	272	615
Total assets	8,033,427	943,348	1,043,728	581,088	552,643

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5,854	497	538	272	299
Contract terminations	193	247	123	—	316
Payable for investments purchased	998	—	15	388	—
Total liabilities	7,045	744	676	660	615
Net assets applicable to Variable Life contracts in accumulation period	8,026,382	942,604	1,043,052	580,428	552,028
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$8,026,382	$942,604	$1,043,052	$580,428	$552,028
(1) Investment shares	259,418	39,772	32,084	121,683	25,184
(2) Investments, at cost	$7,412,996	$950,855	$1,048,946	$626,066	$505,373

See accompanying notes to financial statements.

20	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

December 31, 2018 (continued)	Ivy VIP Asset Strategy	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Gbl Tech, Serv
Assets
Investments, at fair value(1),(2)	$88,928	$3,888	$585,079	$904	$1,418,929
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	179	9	—	400
Receivable for share redemptions	45	—	351	—	777
Total assets	88,973	4,067	585,439	904	1,420,106

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	45	—	285	—	693
Contract terminations	—	—	66	—	84
Payable for investments purchased	—	179	9	—	400
Total liabilities	45	179	360	—	1,177
Net assets applicable to Variable Life contracts in accumulation period	88,787	3,888	585,079	822	1,418,929
Net assets applicable to seed money	141	—	—	82	—
Total net assets	$88,928	$3,888	$585,079	$904	$1,418,929
(1) Investment shares	10,725	109	9,288	74	126,803
(2) Investments, at cost	$101,970	$3,957	$458,460	$932	$1,086,136

December 31, 2018 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
Assets
Investments, at fair value(1),(2)	$1,575,562	$418,916	$82,768	$1,886,609	$1,357,481
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	267	50	—	—	75
Receivable for share redemptions	780	337	28	1,304	777
Total assets	1,576,609	419,303	82,796	1,887,913	1,358,333

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	780	258	28	1,017	675
Contract terminations	—	79	—	287	102
Payable for investments purchased	267	50	—	—	75
Total liabilities	1,047	387	28	1,304	852
Net assets applicable to Variable Life contracts in accumulation period	1,575,562	418,721	82,590	1,886,609	1,357,481
Net assets applicable to seed money	—	195	178	—	—
Total net assets	$1,575,562	$418,916	$82,768	$1,886,609	$1,357,481
(1) Investment shares	61,449	12,745	7,129	108,551	85,322
(2) Investments, at cost	$2,094,887	$376,146	$94,541	$1,884,382	$1,422,187
See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	21

Statements of Assets and Liabilities

December 31, 2018 (continued)	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S
Assets
Investments, at fair value(1),(2)	$1,190,174	$304,062	$442,162	$3,908	$8,647
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,507	34	281	—	—
Receivable for share redemptions	575	181	260	—	1
Total assets	1,192,256	304,277	442,703	3,908	8,648

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	569	180	260	—	1
Contract terminations	6	1	—	—	—
Payable for investments purchased	1,507	34	281	—	—
Total liabilities	2,082	215	541	—	1
Net assets applicable to Variable Life contracts in accumulation period	1,190,174	304,062	442,162	3,908	8,301
Net assets applicable to seed money	—	—	—	—	346
Total net assets	$1,190,174	$304,062	$442,162	$3,908	$8,647
(1) Investment shares	41,240	30,807	42,434	171	966
(2) Investments, at cost	$1,191,984	$304,442	$482,622	$4,023	$9,296

December 31, 2018 (continued)	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl
Assets
Investments, at fair value(1),(2)	$1,307,268	$1,843,592	$1,056,648	$1,055,488	$3,351
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	315	68	1,052	482	—
Receivable for share redemptions	1,405	1,939	426	663	—
Total assets	1,308,988	1,845,599	1,058,126	1,056,633	3,351

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	694	903	426	625	—
Contract terminations	711	1,036	—	38	—
Payable for investments purchased	315	68	1,052	482	—
Total liabilities	1,720	2,007	1,478	1,145	—
Net assets applicable to Variable Life contracts in accumulation period	1,307,268	1,843,592	1,056,648	1,055,488	3,269
Net assets applicable to seed money	—	—	—	—	82
Total net assets	$1,307,268	$1,843,592	$1,056,648	$1,055,488	$3,351
(1) Investment shares	34,833	384,082	52,753	105,024	305
(2) Investments, at cost	$1,382,291	$2,023,751	$1,244,839	$1,122,726	$3,615

See accompanying notes to financial statements.

22	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

December 31, 2018 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Assets
Investments, at fair value(1),(2)	$132,392	$881,944	$403,145	$156,985	$8,568,211
Dividends receivable	332	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	17	60	896	—
Receivable for share redemptions	75	520	2,160	69	7,149
Total assets	132,799	882,481	405,365	157,950	8,575,360

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	66	462	254	69	6,264
Contract terminations	9	58	1,906	—	885
Payable for investments purchased	332	17	60	896	—
Total liabilities	407	537	2,220	965	7,149
Net assets applicable to Variable Life contracts in accumulation period	125,890	881,944	403,145	156,985	8,568,211
Net assets applicable to seed money	6,502	—	—	—	—
Total net assets	$132,392	$881,944	$403,145	$156,985	$8,568,211
(1) Investment shares	12,633	65,621	68,679	12,899	249,875
(2) Investments, at cost	$135,769	$1,046,377	$450,444	$179,986	$6,738,516

December 31, 2018 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val	VanEck VIP Global Gold, Cl S
Assets
Investments, at fair value(1),(2)	$113,941	$1,739,660	$173,929	$1,669,674	$182,815
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	11	1,989	39	6,498	527
Receivable for share redemptions	1,446	1,016	104	935	67
Total assets	115,398	1,742,665	174,072	1,677,107	183,409

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	49	1,016	104	935	67
Contract terminations	1,397	—	—	—	—
Payable for investments purchased	11	1,989	39	6,498	527
Total liabilities	1,457	3,005	143	7,433	594
Net assets applicable to Variable Life contracts in accumulation period	113,763	1,739,660	173,779	1,669,674	182,708
Net assets applicable to seed money	178	—	150	—	107
Total net assets	$113,941	$1,739,660	$173,929	$1,669,674	$182,815
(1) Investment shares	3,409	193,942	10,334	115,548	29,391
(2) Investments, at cost	$113,245	$2,055,882	$169,482	$1,827,149	$210,980

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	23

Statements of Assets and Liabilities

December 31, 2018 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4
Assets
Investments, at fair value(1),(2)	$14,705,419	$17,256,540	$156,622	$528,202	$567,048
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	4,485	2,655	8	—	515
Receivable for share redemptions	5,520	8,244	—	719	323
Total assets	14,715,424	17,267,439	156,630	528,921	567,886

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5,520	8,244	—	365	323
Contract terminations	—	—	—	354	—
Payable for investments purchased	4,485	2,655	8	—	515
Total liabilities	10,005	10,899	8	719	838
Net assets applicable to Variable Life contracts in accumulation period	14,705,419	17,256,540	156,622	528,160	567,027
Net assets applicable to seed money	—	—	—	42	21
Total net assets	$14,705,419	$17,256,540	$156,622	$528,202	$567,048
(1) Investment shares	812,005	951,822	35,275	39,155	42,035
(2) Investments, at cost	$12,973,166	$14,732,897	$225,738	$491,416	$534,171

December 31, 2018 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
Assets
Investments, at fair value(1),(2)	$15,716	$59,021	$1,478,364	$1,397,218	$23,208,214
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	36	—	8,024
Receivable for share redemptions	1,282	33	392	433	12,643
Total assets	16,998	59,054	1,478,792	1,397,651	23,228,881

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	9	33	392	433	12,643
Contract terminations	1,273	—	—	—	—
Payable for investments purchased	—	—	36	—	8,024
Total liabilities	1,282	33	428	433	20,667
Net assets applicable to Variable Life contracts in accumulation period	15,653	58,947	1,478,322	1,397,176	23,208,214
Net assets applicable to seed money	63	74	42	42	—
Total net assets	$15,716	$59,021	$1,478,364	$1,397,218	$23,208,214
(1) Investment shares	1,387	5,006	116,867	104,582	1,456,887
(2) Investments, at cost	$15,412	$60,300	$1,552,860	$1,409,098	$19,965,061

See accompanying notes to financial statements.

24	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

December 31, 2018 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Assets
Investments, at fair value(1),(2)	$35,674,577	$30,498,820	$54,778,155	$2,168,108	$4,111,503
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	851	10,296	4,196	—	542
Receivable for share redemptions	23,237	15,285	133,175	1,455	1,898
Total assets	35,698,665	30,524,401	54,915,526	2,169,563	4,113,943

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	17,568	15,285	25,750	1,325	1,898
Contract terminations	5,669	—	107,425	130	—
Payable for investments purchased	851	10,296	4,196	—	542
Total liabilities	24,088	25,581	137,371	1,455	2,440
Net assets applicable to Variable Life contracts in accumulation period	35,674,577	30,498,820	54,778,155	2,168,108	4,111,503
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$35,674,577	$30,498,820	$54,778,155	$2,168,108	$4,111,503
(1) Investment shares	2,236,651	1,788,787	3,209,031	147,994	280,075
(2) Investments, at cost	$30,525,122	$26,122,439	$46,932,831	$1,915,645	$3,827,108

December 31, 2018 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl
Assets
Investments, at fair value(1),(2)	$2,750	$9,142	$3,175	$555,389	$4,160,299
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	121	2,273
Receivable for share redemptions	—	—	—	246	1,996
Total assets	2,750	9,142	3,175	555,756	4,164,568

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	246	1,996
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	121	2,273
Total liabilities	—	—	—	367	4,269
Net assets applicable to Variable Life contracts in accumulation period	2,669	9,142	3,160	555,389	4,160,299
Net assets applicable to seed money	81	—	15	—	—
Total net assets	$2,750	$9,142	$3,175	$555,389	$4,160,299
(1) Investment shares	263	446	134	23,180	187,401
(2) Investments, at cost	$2,831	$9,299	$3,637	$502,825	$5,358,649

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	25

Statements of Assets and Liabilities

December 31, 2018 (continued)	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$5,574,047	$482,418	$933,947	$1,047,870	$1,003,048
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	2,551	17	163	228	497
Receivable for share redemptions	2,642	193	1,660	424	1,040
Total assets	5,579,240	482,628	935,770	1,048,522	1,004,585

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,642	193	545	424	365
Contract terminations	—	—	1,115	—	675
Payable for investments purchased	2,551	17	163	228	497
Total liabilities	5,193	210	1,823	652	1,537
Net assets applicable to Variable Life contracts in accumulation period	5,574,047	482,418	933,947	1,047,870	1,003,048
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$5,574,047	$482,418	$933,947	$1,047,870	$1,003,048
(1) Investment shares	269,278	26,190	323,165	45,859	106,821
(2) Investments, at cost	$7,609,434	$489,300	$1,381,549	$1,138,007	$1,040,482

December 31, 2018 (continued)					WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)					$2,265
Dividends receivable					—
Accounts receivable from RiverSource Life of NY for contract purchase payments					—
Receivable for share redemptions					—
Total assets					2,265

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee					—
Contract terminations					—
Payable for investments purchased					—
Total liabilities					—
Net assets applicable to Variable Life contracts in accumulation period					2,181
Net assets applicable to seed money					84
Total net assets					$2,265
(1) Investment shares					331
(2) Investments, at cost					$2,451

See accompanying notes to financial statements.

26	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended December 31, 2018	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Investment income
Dividend income	$7	$18,868	$33,551	$—	$8,546
Variable account expenses	1	12,481	14,853	4,428	2,196
Investment income (loss) — net	6	6,387	18,698	(4,428)	6,350

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1	705,401	402,500	194,669	198,287
Cost of investments sold	1	634,337	370,346	172,693	203,527
Net realized gain (loss) on sales of investments	—	71,064	32,154	21,976	(5,240)
Distributions from capital gains	1	286,806	—	91,247	—
Net change in unrealized appreciation or depreciation of investments	(39)	(488,865)	(798,596)	(103,533)	(86,029)
Net gain (loss) on investments	(38)	(130,995)	(766,442)	9,690	(91,269)
Net increase (decrease) in net assets resulting from operations	$(32)	$(124,608)	$(747,744)	$5,262	$(84,919)

Year ended December 31, 2018 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Investment income
Dividend income	$10,318	$8,100	$65,687	$33,839	$4,376
Variable account expenses	5,779	3,454	28,487	10,253	2,557
Investment income (loss) — net	4,539	4,646	37,200	23,586	1,819

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	49,828	122,993	776,160	502,210	155,614
Cost of investments sold	38,284	105,905	519,458	402,068	153,034
Net realized gain (loss) on sales of investments	11,544	17,088	256,702	100,142	2,580
Distributions from capital gains	53,359	47,762	257	139	22,072
Net change in unrealized appreciation or depreciation of investments	(194,803)	(193,293)	(662,551)	(330,249)	(66,278)
Net gain (loss) on investments	(129,900)	(128,443)	(405,592)	(229,968)	(41,626)
Net increase (decrease) in net assets resulting from operations	$(125,361)	$(123,797)	$(368,392)	$(206,382)	$(39,807)

Year ended December 31, 2018 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Investment income
Dividend income	$5,679	$—	$—	$—	$—
Variable account expenses	2,377	131,994	—	—	—
Investment income (loss) — net	3,302	(131,994)	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	91,585	2,285,839	329	2,742	5,134
Cost of investments sold	84,041	1,413,160	329	2,360	3,965
Net realized gain (loss) on sales of investments	7,544	872,679	—	382	1,169
Distributions from capital gains	29,386	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(50,466)	(1,734,433)	(1,881)	(5,743)	(12,246)
Net gain (loss) on investments	(13,536)	(861,754)	(1,881)	(5,361)	(11,077)
Net increase (decrease) in net assets resulting from operations	$(10,234)	$(993,748)	$(1,881)	$(5,361)	$(11,077)

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	27

Statements of Operations

Year ended December 31, 2018 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$258
Variable account expenses	218,797	—	—	69,743	—
Investment income (loss) — net	(218,797)	—	—	(69,743)	258

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,768,603	47	1,387	1,642,871	59
Cost of investments sold	1,219,108	48	1,227	1,046,561	63
Net realized gain (loss) on sales of investments	1,549,495	(1)	160	596,310	(4)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,357,801)	(238)	(3,025)	(1,248,435)	(649)
Net gain (loss) on investments	(808,306)	(239)	(2,865)	(652,125)	(653)
Net increase (decrease) in net assets resulting from operations	$(1,027,103)	$(239)	$(2,865)	$(721,868)	$(395)

Year ended December 31, 2018 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2
Investment income
Dividend income	$624	$13,110	$2,852	$69,064	$655
Variable account expenses	—	17,331	—	9,489	—
Investment income (loss) — net	624	(4,221)	2,852	59,575	655

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,873	579,111	2,651	289,359	17,011
Cost of investments sold	6,502	463,498	2,747	348,078	17,011
Net realized gain (loss) on sales of investments	371	115,613	(96)	(58,719)	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(61,329)	(793,179)	(6,820)	(99,220)	—
Net gain (loss) on investments	(60,958)	(677,566)	(6,916)	(157,939)	—
Net increase (decrease) in net assets resulting from operations	$(60,334)	$(681,787)	$(4,064)	$(98,364)	$655

Year ended December 31, 2018 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Investment income
Dividend income	$39,836	$11,798	$155,182	$768	$50,512
Variable account expenses	16,724	—	15,736	—	6,819
Investment income (loss) — net	23,112	11,798	139,446	768	43,693

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	768,700	30,637	633,685	4,377	193,079
Cost of investments sold	768,690	31,920	661,376	4,537	218,112
Net realized gain (loss) on sales of investments	10	(1,283)	(27,691)	(160)	(25,033)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(9)	(18,609)	(236,782)	(1,237)	(66,892)
Net gain (loss) on investments	1	(19,892)	(264,473)	(1,397)	(91,925)
Net increase (decrease) in net assets resulting from operations	$23,113	$(8,094)	$(125,027)	$(629)	$(48,232)

See accompanying notes to financial statements.

28	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended December 31, 2018 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Investment income
Dividend income	$446	$152,023	$—	$—	$—
Variable account expenses	—	43,995	—	16,039	55,232
Investment income (loss) — net	446	108,028	—	(16,039)	(55,232)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	233	1,692,248	9,193	344,663	1,343,273
Cost of investments sold	239	1,750,919	7,482	188,432	941,222
Net realized gain (loss) on sales of investments	(6)	(58,671)	1,711	156,231	402,051
Distributions from capital gains	154	49,747	—	—	—
Net change in unrealized appreciation or depreciation of investments	(510)	(139,105)	(6,051)	(236,952)	(813,005)
Net gain (loss) on investments	(362)	(148,029)	(4,340)	(80,721)	(410,954)
Net increase (decrease) in net assets resulting from operations	$84	$(40,001)	$(4,340)	$(96,760)	$(466,186)

Year ended December 31, 2018 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Investment income
Dividend income	$6,067	$3	$—	$—	$—
Variable account expenses	2,559	—	—	3,831	—
Investment income (loss) — net	3,508	3	—	(3,831)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	214,958	—	698	76,262	6,731
Cost of investments sold	228,824	—	611	49,633	6,015
Net realized gain (loss) on sales of investments	(13,866)	—	87	26,629	716
Distributions from capital gains	—	2	—	—	—
Net change in unrealized appreciation or depreciation of investments	6,020	(10)	(3,623)	(56,984)	(6,782)
Net gain (loss) on investments	(7,846)	(8)	(3,536)	(30,355)	(6,066)
Net increase (decrease) in net assets resulting from operations	$(4,338)	$(5)	$(3,536)	$(34,186)	$(6,066)

Year ended December 31, 2018 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Investment income
Dividend income	$—	$1,591	$151,042	$—	$—
Variable account expenses	3,564	—	47,590	—	3,118
Investment income (loss) — net	(3,564)	1,591	103,452	—	(3,118)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	117,207	5,475	612,584	11,365	77,776
Cost of investments sold	85,820	5,006	429,553	9,050	58,618
Net realized gain (loss) on sales of investments	31,387	469	183,031	2,315	19,158
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(126,683)	(14,581)	(1,290,688)	(8,265)	(76,906)
Net gain (loss) on investments	(95,296)	(14,112)	(1,107,657)	(5,950)	(57,748)
Net increase (decrease) in net assets resulting from operations	$(98,860)	$(12,521)	$(1,004,205)	$(5,950)	$(60,866)

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	29

Statements of Operations

Year ended December 31, 2018 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Investment income
Dividend income	$—	$—	$950	$—	$125
Variable account expenses	—	7,754	—	—	—
Investment income (loss) — net	—	(7,754)	950	—	125

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,490	145,467	2,313	573	949
Cost of investments sold	3,976	106,177	2,484	495	975
Net realized gain (loss) on sales of investments	514	39,290	(171)	78	(26)
Distributions from capital gains	—	—	—	—	4
Net change in unrealized appreciation or depreciation of investments	(7,601)	(196,081)	(935)	(3,728)	(32)
Net gain (loss) on investments	(7,087)	(156,791)	(1,106)	(3,650)	(54)
Net increase (decrease) in net assets resulting from operations	$(7,087)	$(164,545)	$(156)	$(3,650)	$71

Year ended December 31, 2018 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2
Investment income
Dividend income	$41,618	$9,730	$20	$488	$—
Variable account expenses	8,594	2,406	—	—	—
Investment income (loss) — net	33,024	7,324	20	488	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	364,778	108,409	—	3,432	383
Cost of investments sold	375,023	147,854	—	3,402	386
Net realized gain (loss) on sales of investments	(10,245)	(39,445)	—	30	(3)
Distributions from capital gains	1,324	—	5	62	—
Net change in unrealized appreciation or depreciation of investments	(9,933)	(16,643)	(28)	(4,915)	(630)
Net gain (loss) on investments	(18,854)	(56,088)	(23)	(4,823)	(633)
Net increase (decrease) in net assets resulting from operations	$14,170	$(48,764)	$(3)	$(4,335)	$(633)

Year ended December 31, 2018 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Investment income
Dividend income	$—	$—	$1,781	$1,299	$758
Variable account expenses	—	4,852	—	—	—
Investment income (loss) — net	—	(4,852)	1,781	1,299	758

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	511	155,039	16,184	2,916	6,707
Cost of investments sold	548	187,250	17,953	3,289	6,828
Net realized gain (loss) on sales of investments	(37)	(32,211)	(1,769)	(373)	(121)
Distributions from capital gains	72	4,550	859	275	124
Net change in unrealized appreciation or depreciation of investments	(113)	23,910	(7,632)	(12,249)	(8,115)
Net gain (loss) on investments	(78)	(3,751)	(8,542)	(12,347)	(8,112)
Net increase (decrease) in net assets resulting from operations	$(78)	$(8,603)	$(6,761)	$(11,048)	$(7,354)

See accompanying notes to financial statements.

30	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended December 31, 2018 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	2,561	—
Investment income (loss) — net	—	—	—	(2,561)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,194	2,263	—	121,125	12,773
Cost of investments sold	1,780	1,768	—	81,155	11,338
Net realized gain (loss) on sales of investments	414	495	—	39,970	1,435
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,749)	(773)	(62)	(66,751)	(14,240)
Net gain (loss) on investments	(1,335)	(278)	(62)	(26,781)	(12,805)
Net increase (decrease) in net assets resulting from operations	$(1,335)	$(278)	$(62)	$(29,342)	$(12,805)

Year ended December 31, 2018 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Investment income
Dividend income	$—	$955	$—	$133	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	955	—	133	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	768	3,334	16	87	5,550
Cost of investments sold	667	3,278	13	89	4,975
Net realized gain (loss) on sales of investments	101	56	3	(2)	575
Distributions from capital gains	—	4,573	—	13	—
Net change in unrealized appreciation or depreciation of investments	(123)	(29,476)	(405)	(107)	(16,216)
Net gain (loss) on investments	(22)	(24,847)	(402)	(96)	(15,641)
Net increase (decrease) in net assets resulting from operations	$(22)	$(23,892)	$(402)	$37	$(15,641)

Year ended December 31, 2018 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Investment income
Dividend income	$—	$5	$—	$2,931	$45,548
Variable account expenses	3,569	—	—	338	7,811
Investment income (loss) — net	(3,569)	5	—	2,593	37,737

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	76,634	9	813	13,457	297,933
Cost of investments sold	60,471	9	705	13,851	297,169
Net realized gain (loss) on sales of investments	16,163	—	108	(394)	764
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(82,575)	—	(728)	(19,133)	(49,987)
Net gain (loss) on investments	(66,412)	—	(620)	(19,527)	(49,223)
Net increase (decrease) in net assets resulting from operations	$(69,981)	$5	$(620)	$(16,934)	$(11,486)

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	31

Statements of Operations

Year ended December 31, 2018 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2
Investment income
Dividend income	$18,801	$9,953	$4,020	$32,484	$20,985
Variable account expenses	26,146	26,325	8,339	42,203	22,653
Investment income (loss) — net	(7,345)	(16,372)	(4,319)	(9,719)	(1,668)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	935,814	429,211	383,706	865,694	721,565
Cost of investments sold	803,761	310,447	336,849	739,607	663,238
Net realized gain (loss) on sales of investments	132,053	118,764	46,857	126,087	58,327
Distributions from capital gains	370,256	234,140	121,810	526,165	457,196
Net change in unrealized appreciation or depreciation of investments	(790,892)	(702,582)	(337,723)	(1,486,313)	(1,270,239)
Net gain (loss) on investments	(288,583)	(349,678)	(169,056)	(834,061)	(754,716)
Net increase (decrease) in net assets resulting from operations	$(295,928)	$(366,050)	$(173,375)	$(843,780)	$(756,384)

Year ended December 31, 2018 (continued)	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Investment income
Dividend income	$19,265	$14,786	$660	$60,155	$7,380
Variable account expenses	9,452	5,377	—	12,666	1,310
Investment income (loss) — net	9,813	9,409	660	47,489	6,070

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	169,377	221,807	537	360,404	24,049
Cost of investments sold	133,546	200,733	541	356,878	23,710
Net realized gain (loss) on sales of investments	35,831	21,074	(4)	3,526	339
Distributions from capital gains	—	—	32	—	—
Net change in unrealized appreciation or depreciation of investments	(254,256)	(217,325)	(1,179)	(215,545)	(14,819)
Net gain (loss) on investments	(218,425)	(196,251)	(1,151)	(212,019)	(14,480)
Net increase (decrease) in net assets resulting from operations	$(208,612)	$(186,842)	$(491)	$(164,530)	$(8,410)

Year ended December 31, 2018 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Investment income
Dividend income	$42,353	$21,661	$75,791	$946	$2,328
Variable account expenses	8,586	13,168	33,739	246	3,276
Investment income (loss) — net	33,767	8,493	42,052	700	(948)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	160,787	384,365	824,342	16,884	49,453
Cost of investments sold	154,381	383,217	772,303	17,058	43,287
Net realized gain (loss) on sales of investments	6,406	1,148	52,039	(174)	6,166
Distributions from capital gains	65,949	368,888	687,343	—	69,771
Net change in unrealized appreciation or depreciation of investments	(271,041)	(692,695)	(1,394,987)	(3,882)	(116,707)
Net gain (loss) on investments	(198,686)	(322,659)	(655,605)	(4,056)	(40,770)
Net increase (decrease) in net assets resulting from operations	$(164,919)	$(314,166)	$(613,553)	$(3,356)	$(41,718)

See accompanying notes to financial statements.

32	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended December 31, 2018 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Investment income
Dividend income	$31,667	$—	$—	$2,048	$3,936
Variable account expenses	14,408	3,264	4,204	799	2,028
Investment income (loss) — net	17,259	(3,264)	(4,204)	1,249	1,908

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	375,462	103,764	386,819	41,757	65,056
Cost of investments sold	295,827	71,411	316,088	41,515	52,888
Net realized gain (loss) on sales of investments	79,635	32,353	70,731	242	12,168
Distributions from capital gains	371,062	31,285	47,469	14,203	27,073
Net change in unrealized appreciation or depreciation of investments	(622,867)	(80,638)	(106,972)	(27,164)	(75,637)
Net gain (loss) on investments	(172,170)	(17,000)	11,228	(12,719)	(36,396)
Net increase (decrease) in net assets resulting from operations	$(154,911)	$(20,264)	$7,024	$(11,470)	$(34,488)

Year ended December 31, 2018 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I
Investment income
Dividend income	$83,921	$24,913	$21,653	$—	$—
Variable account expenses	81,578	6,763	7,423	3,899	3,877
Investment income (loss) — net	2,343	18,150	14,230	(3,899)	(3,877)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,556,851	328,593	165,550	141,409	104,865
Cost of investments sold	1,196,589	290,595	138,866	123,622	75,992
Net realized gain (loss) on sales of investments	360,262	37,998	26,684	17,787	28,873
Distributions from capital gains	601,049	35,771	8,493	74,445	23,855
Net change in unrealized appreciation or depreciation of investments	(1,870,129)	(176,209)	(246,112)	(122,855)	(54,447)
Net gain (loss) on investments	(908,818)	(102,440)	(210,935)	(30,623)	(1,719)
Net increase (decrease) in net assets resulting from operations	$(906,475)	$(84,290)	$(196,705)	$(34,522)	$(5,596)

Year ended December 31, 2018 (continued)	Ivy VIP Asset Strategy	Janus Henderson VIT Bal, Serv(1)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Gbl Tech, Serv
Investment income
Dividend income	$1,786	$28	$682	$79	$—
Variable account expenses	524	—	3,688	—	10,227
Investment income (loss) — net	1,262	28	(3,006)	79	(10,227)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,386	16	78,737	2,135	480,531
Cost of investments sold	1,376	16	54,219	2,213	272,620
Net realized gain (loss) on sales of investments	10	—	24,518	(78)	207,911
Distributions from capital gains	3,943	2	31,377	—	70,524
Net change in unrealized appreciation or depreciation of investments	(10,893)	(69)	(59,834)	(40)	(250,105)
Net gain (loss) on investments	(6,940)	(67)	(3,939)	(118)	28,330
Net increase (decrease) in net assets resulting from operations	$(5,678)	$(39)	$(6,945)	$(39)	$18,103

(1)	For the period April 27, 2018 (commencement of operations) to December 31, 2018.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	33

Statements of Operations

Year ended December 31, 2018 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
Investment income
Dividend income	$33,229	$1,698	$1,165	$6,936	$—
Variable account expenses	11,400	3,502	328	13,404	9,534
Investment income (loss) — net	21,829	(1,804)	837	(6,468)	(9,534)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	504,471	152,957	10,826	480,277	319,869
Cost of investments sold	553,847	118,679	10,502	430,054	256,372
Net realized gain (loss) on sales of investments	(49,376)	34,278	324	50,223	63,497
Distributions from capital gains	—	23,068	5,275	122,568	221,208
Net change in unrealized appreciation or depreciation of investments	(266,081)	(67,988)	(12,751)	(148,371)	(290,434)
Net gain (loss) on investments	(315,457)	(10,642)	(7,152)	24,420	(5,729)
Net increase (decrease) in net assets resulting from operations	$(293,628)	$(12,446)	$(6,315)	$17,952	$(15,263)

Year ended December 31, 2018 (continued)	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S
Investment income
Dividend income	$10,743	$10,637	$—	$9	$—
Variable account expenses	7,379	2,460	2,853	—	22
Investment income (loss) — net	3,364	8,177	(2,853)	9	(22)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	315,682	84,011	42,938	6,254	16,982
Cost of investments sold	312,809	75,013	37,010	5,350	16,001
Net realized gain (loss) on sales of investments	2,873	8,998	5,928	904	981
Distributions from capital gains	4,911	—	90,150	226	253
Net change in unrealized appreciation or depreciation of investments	(6,097)	(47,277)	(64,693)	(1,148)	(1,548)
Net gain (loss) on investments	1,687	(38,279)	31,385	(18)	(314)
Net increase (decrease) in net assets resulting from operations	$5,051	$(30,102)	$28,532	$(9)	$(336)

Year ended December 31, 2018 (continued)	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl
Investment income
Dividend income	$11,082	$86,314	$709	$34,825	$55
Variable account expenses	9,547	11,486	6,207	8,488	—
Investment income (loss) — net	1,535	74,828	(5,498)	26,337	55

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	302,129	359,880	256,316	287,512	132
Cost of investments sold	252,183	375,359	232,908	291,442	122
Net realized gain (loss) on sales of investments	49,946	(15,479)	23,408	(3,930)	10
Distributions from capital gains	103,356	—	154,786	—	279
Net change in unrealized appreciation or depreciation of investments	(367,565)	(159,442)	(301,945)	(93,930)	(542)
Net gain (loss) on investments	(214,263)	(174,921)	(123,751)	(97,860)	(253)
Net increase (decrease) in net assets resulting from operations	$(212,728)	$(100,093)	$(129,249)	$(71,523)	$(198)

See accompanying notes to financial statements.

34	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended December 31, 2018 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Investment income
Dividend income	$3,400	$9,276	$25,598	$3,110	$1,390
Variable account expenses	895	5,956	3,217	1,205	83,110
Investment income (loss) — net	2,505	3,320	22,381	1,905	(81,720)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	78,474	213,825	50,427	147,443	1,049,241
Cost of investments sold	79,182	231,115	53,752	133,710	714,788
Net realized gain (loss) on sales of investments	(708)	(17,290)	(3,325)	13,733	334,453
Distributions from capital gains	1,511	154,523	—	—	1,168,958
Net change in unrealized appreciation or depreciation of investments	(5,602)	(147,018)	(39,473)	(53,171)	(1,560,188)
Net gain (loss) on investments	(4,799)	(9,785)	(42,798)	(39,438)	(56,777)
Net increase (decrease) in net assets resulting from operations	$(2,294)	$(6,465)	$(20,417)	$(37,533)	$(138,497)

Year ended December 31, 2018 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val	VanEck VIP Global Gold, Cl S
Investment income
Dividend income	$—	$—	$—	$39,836	$4,991
Variable account expenses	684	14,573	1,225	14,078	754
Investment income (loss) — net	(684)	(14,573)	(1,225)	25,758	4,237

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	62,930	305,137	12,622	270,898	21,051
Cost of investments sold	52,262	296,725	12,402	243,592	23,933
Net realized gain (loss) on sales of investments	10,668	8,412	220	27,306	(2,882)
Distributions from capital gains	14,592	90,833	—	—	—
Net change in unrealized appreciation or depreciation of investments	(27,112)	(259,951)	2,977	(499,253)	(29,890)
Net gain (loss) on investments	(1,852)	(160,706)	3,197	(471,947)	(32,772)
Net increase (decrease) in net assets resulting from operations	$(2,536)	$(175,279)	$1,972	$(446,189)	$(28,535)

Year ended December 31, 2018 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4
Investment income
Dividend income	$—	$—	$3,321	$—	$—
Variable account expenses	70,906	113,216	—	4,737	5,141
Investment income (loss) — net	(70,906)	(113,216)	3,321	(4,737)	(5,141)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,344,554	4,081,561	8,581	175,651	492,484
Cost of investments sold	1,106,919	2,736,865	10,085	162,145	450,923
Net realized gain (loss) on sales of investments	237,635	1,344,696	(1,504)	13,506	41,561
Distributions from capital gains	—	—	10,538	—	—
Net change in unrealized appreciation or depreciation of investments	(1,630,896)	(2,973,385)	(45,167)	(29,506)	(62,961)
Net gain (loss) on investments	(1,393,261)	(1,628,689)	(36,133)	(16,000)	(21,400)
Net increase (decrease) in net assets resulting from operations	$(1,464,167)	$(1,741,905)	$(32,812)	$(20,737)	$(26,541)

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	35

Statements of Operations

Year ended December 31, 2018 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	140	140	8,570	4,921	163,008
Investment income (loss) — net	(140)	(140)	(8,570)	(4,921)	(163,008)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	25,999	1,042	1,235,151	184,574	3,828,139
Cost of investments sold	24,832	958	1,039,730	177,879	3,048,827
Net realized gain (loss) on sales of investments	1,167	84	195,421	6,695	779,312
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,844)	(2,549)	(318,351)	(100,648)	(2,149,498)
Net gain (loss) on investments	(677)	(2,465)	(122,930)	(93,953)	(1,370,186)
Net increase (decrease) in net assets resulting from operations	$(817)	$(2,605)	$(131,500)	$(98,874)	$(1,533,194)

Year ended December 31, 2018 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	242,751	197,041	359,982	16,728	26,738
Investment income (loss) — net	(242,751)	(197,041)	(359,982)	(16,728)	(26,738)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,730,001	2,608,743	15,081,079	376,848	1,489,477
Cost of investments sold	8,057,931	2,066,295	10,013,443	327,161	1,199,478
Net realized gain (loss) on sales of investments	3,672,070	542,448	5,067,636	49,687	289,999
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5,771,207)	(2,878,380)	(9,243,652)	(143,730)	(462,752)
Net gain (loss) on investments	(2,099,137)	(2,335,932)	(4,176,016)	(94,043)	(172,753)
Net increase (decrease) in net assets resulting from operations	$(2,341,888)	$(2,532,973)	$(4,535,998)	$(110,771)	$(199,491)

Year ended December 31, 2018 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl
Investment income
Dividend income	$58	$—	$—	$—	$103,431
Variable account expenses	—	—	—	3,457	28,976
Investment income (loss) — net	58	—	—	(3,457)	74,455

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	220	11,053	4,009	83,640	835,226
Cost of investments sold	227	9,097	3,777	49,879	862,145
Net realized gain (loss) on sales of investments	(7)	1,956	232	33,761	(26,919)
Distributions from capital gains	30	—	—	—	576,525
Net change in unrealized appreciation or depreciation of investments	(82)	(1,322)	(719)	(119,931)	(1,558,443)
Net gain (loss) on investments	(59)	634	(487)	(86,170)	(1,008,837)
Net increase (decrease) in net assets resulting from operations	$(1)	$634	$(487)	$(89,627)	$(934,382)

See accompanying notes to financial statements.

36	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended December 31, 2018 (continued)	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Investment income
Dividend income	$6,186	$5,053	$130,814	$2,172	$—
Variable account expenses	36,170	2,803	7,725	5,661	4,824
Investment income (loss) — net	(29,984)	2,250	123,089	(3,489)	(4,824)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	991,481	149,850	168,994	97,115	226,657
Cost of investments sold	1,080,196	126,011	188,395	83,343	188,539
Net realized gain (loss) on sales of investments	(88,715)	23,839	(19,401)	13,772	38,118
Distributions from capital gains	1,496,282	32,139	269,883	109,322	103,973
Net change in unrealized appreciation or depreciation of investments	(1,421,631)	(75,091)	(585,794)	(205,481)	(146,278)
Net gain (loss) on investments	(14,064)	(19,113)	(335,312)	(82,387)	(4,187)
Net increase (decrease) in net assets resulting from operations	$(44,048)	$(16,863)	$(212,223)	$(85,876)	$(9,011)

Year ended December 31, 2018 (continued)					WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income					$113
Variable account expenses					—
Investment income (loss) — net					113

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales					58
Cost of investments sold					59
Net realized gain (loss) on sales of investments					(1)
Distributions from capital gains					—
Net change in unrealized appreciation or depreciation of investments					(198)
Net gain (loss) on investments					(199)
Net increase (decrease) in net assets resulting from operations					$(86)

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	37

Statements of Changes in Net Assets

Year ended December 31, 2018	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$6	$6,387	$18,698	$(4,428)	$6,350
Net realized gain (loss) on sales of investments	—	71,064	32,154	21,976	(5,240)
Distributions from capital gains	1	286,806	—	91,247	—
Net change in unrealized appreciation or depreciation of investments	(39)	(488,865)	(798,596)	(103,533)	(86,029)
Net increase (decrease) in net assets resulting from operations	(32)	(124,608)	(747,744)	5,262	(84,919)

Contract transactions
Contract purchase payments	—	78,425	204,667	46,684	34,622
Net transfers(1)	(1)	(104,231)	5,564	91,346	34,680
Transfers for policy loans	—	(2,328)	(10,169)	(3,203)	(775)
Policy charges	—	(61,199)	(98,462)	(20,851)	(7,020)
Contract terminations:
Surrender benefits	—	(373,437)	(209,472)	(9,780)	(16,541)
Death benefits	—	—	(16,633)	—	—
Increase (decrease) from contract transactions	(1)	(462,770)	(124,505)	104,196	44,966
Net assets at beginning of year	435	2,629,187	3,343,088	670,638	437,424
Net assets at end of year	$402	$2,041,809	$2,470,839	$780,096	$397,471

Accumulation unit activity
Units outstanding at beginning of year	—	1,068,261	1,792,474	260,561	517,245
Contract purchase payments	—	27,219	116,697	16,790	42,210
Net transfers(1)	—	(44,552)	8,930	25,795	51,365
Transfers for policy loans	—	111	(3,568)	(977)	(728)
Policy charges	—	(23,827)	(57,557)	(7,544)	(8,593)
Contract terminations:
Surrender benefits	—	(206,260)	(120,289)	(2,453)	(20,091)
Death benefits	—	—	(7,587)	—	—
Units outstanding at end of year	—	820,952	1,729,100	292,172	581,408

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

38	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Operations
Investment income (loss) — net	$4,539	$4,646	$37,200	$23,586	$1,819
Net realized gain (loss) on sales of investments	11,544	17,088	256,702	100,142	2,580
Distributions from capital gains	53,359	47,762	257	139	22,072
Net change in unrealized appreciation or depreciation of investments	(194,803)	(193,293)	(662,551)	(330,249)	(66,278)
Net increase (decrease) in net assets resulting from operations	(125,361)	(123,797)	(368,392)	(206,382)	(39,807)

Contract transactions
Contract purchase payments	25,642	48,148	150,427	127,638	32,178
Net transfers(1)	(7,025)	35,127	(150,432)	(72,812)	(57,017)
Transfers for policy loans	(4,212)	(21,741)	(54,919)	(12,141)	(6,940)
Policy charges	(22,816)	(17,913)	(146,529)	(50,458)	(6,682)
Contract terminations:
Surrender benefits	(13,779)	(30,358)	(299,828)	(198,429)	(822)
Death benefits	—	—	(6,500)	—	—
Increase (decrease) from contract transactions	(22,190)	13,263	(507,781)	(206,202)	(39,283)
Net assets at beginning of year	823,656	768,151	4,296,295	2,383,075	547,198
Net assets at end of year	$676,105	$657,617	$3,420,122	$1,970,491	$468,108

Accumulation unit activity
Units outstanding at beginning of year	459,038	559,670	1,310,164	1,481,398	470,882
Contract purchase payments	14,174	34,559	45,914	76,591	27,199
Net transfers(1)	(2,639)	44,415	(43,907)	6,920	(50,928)
Transfers for policy loans	(820)	(16,388)	(17,397)	(8,260)	(6,035)
Policy charges	(12,593)	(13,913)	(44,352)	(33,021)	(5,713)
Contract terminations:
Surrender benefits	(6,394)	(23,238)	(88,965)	(126,394)	(729)
Death benefits	—	—	(2,196)	—	—
Units outstanding at end of year	450,766	585,105	1,159,261	1,397,234	434,676

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	39

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$3,302	$(131,994)	$—	$—	$—
Net realized gain (loss) on sales of investments	7,544	872,679	—	382	1,169
Distributions from capital gains	29,386	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(50,466)	(1,734,433)	(1,881)	(5,743)	(12,246)
Net increase (decrease) in net assets resulting from operations	(10,234)	(993,748)	(1,881)	(5,361)	(11,077)

Contract transactions
Contract purchase payments	14,627	764,001	8,901	16,489	29,516
Net transfers(1)	14,232	(262,745)	659	35	23,847
Transfers for policy loans	(10,175)	(23,403)	—	(893)	(146)
Policy charges	(20,013)	(959,791)	(462)	(1,713)	(8,254)
Contract terminations:
Surrender benefits	(26,539)	(1,091,968)	—	(5)	—
Death benefits	—	(70,147)	—	—	—
Increase (decrease) from contract transactions	(27,868)	(1,644,053)	9,098	13,913	44,963
Net assets at beginning of year	356,338	16,543,571	5,164	46,186	193,021
Net assets at end of year	$318,236	$13,905,770	$12,381	$54,738	$226,907

Accumulation unit activity
Units outstanding at beginning of year	180,506	8,418,980	7,546	27,622	95,782
Contract purchase payments	7,681	394,505	13,332	9,891	14,098
Net transfers(1)	8,209	(146,318)	1,029	60	11,231
Transfers for policy loans	(4,071)	(15,328)	—	(528)	(69)
Policy charges	(10,611)	(501,632)	(697)	(1,012)	(3,930)
Contract terminations:
Surrender benefits	(11,079)	(515,850)	—	(2)	—
Death benefits	—	(36,211)	—	—	—
Units outstanding at end of year	170,635	7,598,146	21,210	36,031	117,112

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

40	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(218,797)	$—	$—	$(69,743)	$258
Net realized gain (loss) on sales of investments	1,549,495	(1)	160	596,310	(4)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,357,801)	(238)	(3,025)	(1,248,435)	(649)
Net increase (decrease) in net assets resulting from operations	(1,027,103)	(239)	(2,865)	(721,868)	(395)

Contract transactions
Contract purchase payments	1,119,854	222	4,582	542,491	4,237
Net transfers(1)	(303,556)	—	(5)	(372,902)	1,686
Transfers for policy loans	(102,141)	—	—	(65,131)	—
Policy charges	(1,411,065)	(108)	(1,534)	(453,226)	(178)
Contract terminations:
Surrender benefits	(1,496,388)	—	—	(523,720)	—
Death benefits	(30,841)	—	—	(17,499)	—
Increase (decrease) from contract transactions	(2,224,137)	114	3,043	(889,987)	5,745
Net assets at beginning of year	26,443,095	2,644	45,512	12,262,990	1,483
Net assets at end of year	$23,191,855	$2,519	$45,690	$10,651,135	$6,833

Accumulation unit activity
Units outstanding at beginning of year	14,207,808	2,684	26,214	4,610,090	1,116
Contract purchase payments	583,610	232	2,664	212,127	3,479
Net transfers(1)	(155,691)	—	(3)	(29,032)	1,398
Transfers for policy loans	(47,617)	—	—	(19,445)	—
Policy charges	(761,258)	(113)	(877)	(174,252)	(151)
Contract terminations:
Surrender benefits	(772,327)	—	—	(235,293)	—
Death benefits	(17,198)	—	—	(5,610)	—
Units outstanding at end of year	13,037,327	2,803	27,998	4,358,585	5,842

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	41

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$624	$(4,221)	$2,852	$59,575	$655
Net realized gain (loss) on sales of investments	371	115,613	(96)	(58,719)	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(61,329)	(793,179)	(6,820)	(99,220)	—
Net increase (decrease) in net assets resulting from operations	(60,334)	(681,787)	(4,064)	(98,364)	655

Contract transactions
Contract purchase payments	57,441	190,804	6,907	87,736	65,929
Net transfers(1)	29,176	24,345	—	(51,345)	45,274
Transfers for policy loans	(37)	2,809	(35)	(3,679)	(579)
Policy charges	(11,800)	(84,555)	(2,202)	(65,382)	(8,086)
Contract terminations:
Surrender benefits	(277)	(199,300)	4	(124,407)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	74,503	(65,897)	4,674	(157,077)	102,538
Net assets at beginning of year	215,935	3,158,461	70,871	1,727,895	19,473
Net assets at end of year	$230,104	$2,410,777	$71,481	$1,472,454	$122,666

Accumulation unit activity
Units outstanding at beginning of year	150,464	1,072,245	77,672	1,345,265	19,435
Contract purchase payments	43,285	76,876	7,766	72,599	65,133
Net transfers(1)	20,129	64,365	—	(24,546)	44,930
Transfers for policy loans	(32)	2,760	(41)	(3,270)	(572)
Policy charges	(8,954)	(30,957)	(2,493)	(51,746)	(8,020)
Contract terminations:
Surrender benefits	(209)	(89,936)	—	(116,001)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	204,683	1,095,353	82,904	1,222,301	120,906

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

42	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$23,112	$11,798	$139,446	$768	$43,693
Net realized gain (loss) on sales of investments	10	(1,283)	(27,691)	(160)	(25,033)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(9)	(18,609)	(236,782)	(1,237)	(66,892)
Net increase (decrease) in net assets resulting from operations	23,113	(8,094)	(125,027)	(629)	(48,232)

Contract transactions
Contract purchase payments	268,293	49,543	109,661	3,203	36,627
Net transfers(1)	231,615	19,693	(8,478)	162	(18,454)
Transfers for policy loans	(59,995)	(70)	(14,550)	—	(7,404)
Policy charges	(235,732)	(27,884)	(104,537)	(506)	(31,534)
Contract terminations:
Surrender benefits	(253,073)	(9)	(453,913)	(10)	(47,497)
Death benefits	(6,694)	—	—	—	—
Increase (decrease) from contract transactions	(55,586)	41,273	(471,817)	2,849	(68,262)
Net assets at beginning of year	2,845,700	175,582	3,095,050	14,498	1,116,245
Net assets at end of year	$2,813,227	$208,761	$2,498,206	$16,718	$999,751

Accumulation unit activity
Units outstanding at beginning of year	2,859,986	133,516	1,495,169	11,191	586,842
Contract purchase payments	269,764	38,055	51,166	2,506	18,905
Net transfers(1)	243,864	15,203	2,616	126	(3,454)
Transfers for policy loans	(58,731)	(53)	(4,337)	—	(3,388)
Policy charges	(234,707)	(21,363)	(48,071)	(394)	(15,946)
Contract terminations:
Surrender benefits	(254,521)	—	(298,109)	—	(34,677)
Death benefits	(6,936)	—	—	—	—
Units outstanding at end of year	2,818,719	165,358	1,198,434	13,429	548,282

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	43

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$446	$108,028	$—	$(16,039)	$(55,232)
Net realized gain (loss) on sales of investments	(6)	(58,671)	1,711	156,231	402,051
Distributions from capital gains	154	49,747	—	—	—
Net change in unrealized appreciation or depreciation of investments	(510)	(139,105)	(6,051)	(236,952)	(813,005)
Net increase (decrease) in net assets resulting from operations	84	(40,001)	(4,340)	(96,760)	(466,186)

Contract transactions
Contract purchase payments	3,537	330,349	26,875	87,521	347,750
Net transfers(1)	1,954	(332,973)	7,358	(41,914)	167,098
Transfers for policy loans	—	(13,648)	(957)	(26,407)	(187,961)
Policy charges	(689)	(371,007)	(2,717)	(72,883)	(200,434)
Contract terminations:
Surrender benefits	—	(748,859)	—	(85,038)	(728,881)
Death benefits	—	—	—	(1,622)	—
Increase (decrease) from contract transactions	4,802	(1,136,138)	30,559	(140,343)	(602,428)
Net assets at beginning of year	18,591	7,437,653	27,882	2,381,247	9,689,695
Net assets at end of year	$23,477	$6,261,514	$54,101	$2,144,144	$8,621,081

Accumulation unit activity
Units outstanding at beginning of year	16,691	4,696,732	13,602	1,180,738	3,792,362
Contract purchase payments	3,213	210,154	12,329	39,784	131,980
Net transfers(1)	1,768	(161,527)	3,262	(55,786)	79,706
Transfers for policy loans	—	(8,474)	(421)	(18,117)	(74,045)
Policy charges	(625)	(231,448)	(1,241)	(36,854)	(76,285)
Contract terminations:
Surrender benefits	—	(567,399)	—	(30,649)	(345,452)
Death benefits	—	—	—	(1,150)	—
Units outstanding at end of year	21,047	3,938,038	27,531	1,077,966	3,508,266

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

44	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$3,508	$3	$—	$(3,831)	$—
Net realized gain (loss) on sales of investments	(13,866)	—	87	26,629	716
Distributions from capital gains	—	2	—	—	—
Net change in unrealized appreciation or depreciation of investments	6,020	(10)	(3,623)	(56,984)	(6,782)
Net increase (decrease) in net assets resulting from operations	(4,338)	(5)	(3,536)	(34,186)	(6,066)

Contract transactions
Contract purchase payments	7,407	—	11,070	32,209	19,759
Net transfers(1)	(13,772)	—	10,066	13,759	(5,221)
Transfers for policy loans	(1,965)	—	—	(3,859)	—
Policy charges	(6,165)	—	(1,474)	(19,456)	(3,070)
Contract terminations:
Surrender benefits	(147,150)	—	(3)	(27,590)	(95)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(161,645)	—	19,659	(4,937)	11,373
Net assets at beginning of year	523,732	89	25,903	635,645	35,317
Net assets at end of year	$357,749	$84	$42,026	$596,522	$40,624

Accumulation unit activity
Units outstanding at beginning of year	533,675	—	14,128	217,078	18,187
Contract purchase payments	7,452	—	5,813	9,002	10,323
Net transfers(1)	(12,088)	—	4,945	5,245	(2,668)
Transfers for policy loans	(2,026)	—	—	(1,349)	—
Policy charges	(6,345)	—	(763)	(6,032)	(1,606)
Contract terminations:
Surrender benefits	(151,075)	—	(1)	(6,936)	(48)
Death benefits	—	—	—	—	—
Units outstanding at end of year	369,593	—	24,122	217,008	24,188

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	45

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(3,564)	$1,591	$103,452	$—	$(3,118)
Net realized gain (loss) on sales of investments	31,387	469	183,031	2,315	19,158
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(126,683)	(14,581)	(1,290,688)	(8,265)	(76,906)
Net increase (decrease) in net assets resulting from operations	(98,860)	(12,521)	(1,004,205)	(5,950)	(60,866)

Contract transactions
Contract purchase payments	33,889	25,115	292,229	14,258	26,599
Net transfers(1)	(30,164)	(119)	(64,435)	(4,977)	21,159
Transfers for policy loans	4,110	—	(9,574)	(1,382)	2,238
Policy charges	(21,080)	(4,199)	(301,286)	(3,487)	(9,823)
Contract terminations:
Surrender benefits	(2,055)	(42)	(315,682)	(54)	(675)
Death benefits	—	—	(3,924)	—	—
Increase (decrease) from contract transactions	(15,300)	20,755	(402,672)	4,358	39,498
Net assets at beginning of year	729,632	56,301	6,103,798	44,504	434,252
Net assets at end of year	$615,472	$64,535	$4,696,921	$42,912	$412,884

Accumulation unit activity
Units outstanding at beginning of year	283,540	38,882	5,039,450	20,849	177,438
Contract purchase payments	12,764	17,883	251,675	6,739	10,295
Net transfers(1)	(23,158)	(147)	(55,656)	(2,263)	2,678
Transfers for policy loans	1,465	—	(9,455)	(690)	716
Policy charges	(8,713)	(3,013)	(265,606)	(1,649)	(3,727)
Contract terminations:
Surrender benefits	(826)	(30)	(271,732)	(25)	(244)
Death benefits	—	—	(3,338)	—	—
Units outstanding at end of year	265,072	53,575	4,685,338	22,961	187,156

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

46	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Operations
Investment income (loss) — net	$—	$(7,754)	$950	$—	$125
Net realized gain (loss) on sales of investments	514	39,290	(171)	78	(26)
Distributions from capital gains	—	—	—	—	4
Net change in unrealized appreciation or depreciation of investments	(7,601)	(196,081)	(935)	(3,728)	(32)
Net increase (decrease) in net assets resulting from operations	(7,087)	(164,545)	(156)	(3,650)	71

Contract transactions
Contract purchase payments	22,852	51,684	12,257	4,635	525
Net transfers(1)	616	(64,993)	35,086	4,570	(240)
Transfers for policy loans	(905)	(6,413)	—	—	—
Policy charges	(4,256)	(38,623)	(1,625)	(523)	(123)
Contract terminations:
Surrender benefits	(24)	(23,063)	—	—	—
Death benefits	—	(1,709)	—	—	—
Increase (decrease) from contract transactions	18,283	(83,117)	45,718	8,682	162
Net assets at beginning of year	37,530	1,302,013	9,080	13,729	3,904
Net assets at end of year	$48,726	$1,054,351	$54,642	$18,761	$4,137

Accumulation unit activity
Units outstanding at beginning of year	18,824	396,118	7,636	7,831	3,452
Contract purchase payments	11,412	14,584	10,344	2,573	478
Net transfers(1)	345	(19,996)	29,640	2,365	(214)
Transfers for policy loans	(434)	(1,816)	—	—	—
Policy charges	(2,105)	(11,282)	(1,371)	(294)	(112)
Contract terminations:
Surrender benefits	(11)	(6,230)	—	—	—
Death benefits	—	(603)	—	—	—
Units outstanding at end of year	28,031	370,775	46,249	12,475	3,604

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	47

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2
Operations
Investment income (loss) — net	$33,024	$7,324	$20	$488	$—
Net realized gain (loss) on sales of investments	(10,245)	(39,445)	—	30	(3)
Distributions from capital gains	1,324	—	5	62	—
Net change in unrealized appreciation or depreciation of investments	(9,933)	(16,643)	(28)	(4,915)	(630)
Net increase (decrease) in net assets resulting from operations	14,170	(48,764)	(3)	(4,335)	(633)

Contract transactions
Contract purchase payments	89,047	29,182	575	3,070	3,060
Net transfers(1)	1,504	7,273	—	605	(346)
Transfers for policy loans	4,004	(1,937)	—	—	—
Policy charges	(86,097)	(10,523)	(65)	(1,270)	(90)
Contract terminations:
Surrender benefits	(204,808)	(11,034)	—	(90)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(196,350)	12,961	510	2,315	2,624
Net assets at beginning of year	1,551,290	377,785	510	23,247	7,241
Net assets at end of year	$1,369,110	$341,982	$1,017	$21,227	$9,232

Accumulation unit activity
Units outstanding at beginning of year	1,259,930	619,930	384	16,781	6,824
Contract purchase payments	72,474	47,167	527	2,187	3,033
Net transfers(1)	6,243	(14,546)	—	454	(338)
Transfers for policy loans	3,430	(2,928)	—	—	—
Policy charges	(68,872)	(16,752)	(60)	(965)	(88)
Contract terminations:
Surrender benefits	(174,502)	(17,312)	—	(66)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,098,703	615,559	851	18,391	9,431

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

48	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Operations
Investment income (loss) — net	$—	$(4,852)	$1,781	$1,299	$758
Net realized gain (loss) on sales of investments	(37)	(32,211)	(1,769)	(373)	(121)
Distributions from capital gains	72	4,550	859	275	124
Net change in unrealized appreciation or depreciation of investments	(113)	23,910	(7,632)	(12,249)	(8,115)
Net increase (decrease) in net assets resulting from operations	(78)	(8,603)	(6,761)	(11,048)	(7,354)

Contract transactions
Contract purchase payments	4,202	34,779	24,601	11,028	13,877
Net transfers(1)	1,520	6,145	(14,584)	31,183	4,404
Transfers for policy loans	—	(3,887)	(30)	—	—
Policy charges	(815)	(30,152)	(4,070)	(758)	(1,047)
Contract terminations:
Surrender benefits	—	(49,438)	(143)	(1,998)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,907	(42,553)	5,774	39,455	17,234
Net assets at beginning of year	8,818	798,527	105,952	25,214	31,872
Net assets at end of year	$13,647	$747,371	$104,965	$53,621	$41,752

Accumulation unit activity
Units outstanding at beginning of year	7,746	566,342	78,122	17,414	25,076
Contract purchase payments	3,697	24,542	18,766	7,776	11,515
Net transfers(1)	1,350	8,752	(11,489)	21,922	3,470
Transfers for policy loans	—	(2,970)	(23)	—	—
Policy charges	(720)	(21,278)	(3,084)	(559)	(856)
Contract terminations:
Surrender benefits	—	(38,264)	(91)	(1,677)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	12,073	537,124	82,201	44,876	39,205

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	49

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$(2,561)	$—
Net realized gain (loss) on sales of investments	414	495	—	39,970	1,435
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,749)	(773)	(62)	(66,751)	(14,240)
Net increase (decrease) in net assets resulting from operations	(1,335)	(278)	(62)	(29,342)	(12,805)

Contract transactions
Contract purchase payments	8,996	6,706	280	13,728	27,783
Net transfers(1)	5,436	(427)	—	(44,099)	1,660
Transfers for policy loans	—	—	—	(9,815)	(861)
Policy charges	(2,005)	(2,850)	—	(7,328)	(1,996)
Contract terminations:
Surrender benefits	—	(191)	—	(17,086)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	12,427	3,238	280	(64,600)	26,586
Net assets at beginning of year	20,101	14,328	378	418,637	102,930
Net assets at end of year	$31,193	$17,288	$596	$324,695	$116,711

Accumulation unit activity
Units outstanding at beginning of year	9,153	7,207	192	207,034	52,684
Contract purchase payments	3,892	3,240	146	7,055	14,478
Net transfers(1)	2,419	(210)	—	(27,015)	875
Transfers for policy loans	—	—	—	(3,925)	(453)
Policy charges	(874)	(1,341)	—	(3,733)	(1,029)
Contract terminations:
Surrender benefits	—	(88)	—	(8,288)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	14,590	8,808	338	171,128	66,555

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$—	$955	$—	$133	$—
Net realized gain (loss) on sales of investments	101	56	3	(2)	575
Distributions from capital gains	—	4,573	—	13	—
Net change in unrealized appreciation or depreciation of investments	(123)	(29,476)	(405)	(107)	(16,216)
Net increase (decrease) in net assets resulting from operations	(22)	(23,892)	(402)	37	(15,641)

Contract transactions
Contract purchase payments	1,124	27,254	399	2,360	30,537
Net transfers(1)	7,302	1,419	1,320	1,029	33,995
Transfers for policy loans	—	(925)	—	—	(901)
Policy charges	(894)	(4,867)	(53)	(204)	(3,102)
Contract terminations:
Surrender benefits	—	(109)	—	—	(157)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	7,532	22,772	1,666	3,185	60,372
Net assets at beginning of year	3,111	104,539	2,481	5,661	92,199
Net assets at end of year	$10,621	$103,419	$3,745	$8,883	$136,930

Accumulation unit activity
Units outstanding at beginning of year	1,546	72,290	1,482	5,257	43,150
Contract purchase payments	513	19,330	253	2,226	14,315
Net transfers(1)	3,512	1,023	778	966	15,815
Transfers for policy loans	—	(648)	—	—	(412)
Policy charges	(405)	(3,527)	(33)	(192)	(1,436)
Contract terminations:
Surrender benefits	—	(65)	—	—	(70)
Death benefits	—	—	—	—	—
Units outstanding at end of year	5,166	88,403	2,480	8,257	71,362

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	51

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Operations
Investment income (loss) — net	$(3,569)	$5	$—	$2,593	$37,737
Net realized gain (loss) on sales of investments	16,163	—	108	(394)	764
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(82,575)	—	(728)	(19,133)	(49,987)
Net increase (decrease) in net assets resulting from operations	(69,981)	5	(620)	(16,934)	(11,486)

Contract transactions
Contract purchase payments	27,293	237	2,658	26,907	32,714
Net transfers(1)	119,130	3	(722)	9,317	199,367
Transfers for policy loans	13,294	—	—	(212)	(17,195)
Policy charges	(10,714)	(27)	(337)	(6,063)	(28,869)
Contract terminations:
Surrender benefits	(15,877)	—	—	(108)	(18,977)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	133,126	213	1,599	29,841	167,040
Net assets at beginning of year	491,803	411	12,707	161,049	1,132,197
Net assets at end of year	$554,948	$629	$13,686	$173,956	$1,287,751

Accumulation unit activity
Units outstanding at beginning of year	164,879	330	7,405	150,293	780,515
Contract purchase payments	8,372	234	1,470	25,676	23,363
Net transfers(1)	40,480	3	(416)	9,516	144,348
Transfers for policy loans	3,752	—	—	(212)	(11,862)
Policy charges	(3,701)	(27)	(184)	(5,881)	(18,388)
Contract terminations:
Surrender benefits	(3,910)	—	—	(79)	(11,516)
Death benefits	—	—	—	—	—
Units outstanding at end of year	209,872	540	8,275	179,313	906,460

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$(7,345)	$(16,372)	$(4,319)	$(9,719)	$(1,668)
Net realized gain (loss) on sales of investments	132,053	118,764	46,857	126,087	58,327
Distributions from capital gains	370,256	234,140	121,810	526,165	457,196
Net change in unrealized appreciation or depreciation of investments	(790,892)	(702,582)	(337,723)	(1,486,313)	(1,270,239)
Net increase (decrease) in net assets resulting from operations	(295,928)	(366,050)	(173,375)	(843,780)	(756,384)

Contract transactions
Contract purchase payments	160,269	157,920	66,816	188,101	258,798
Net transfers(1)	189,855	(77,676)	(20,082)	(101,864)	(29,817)
Transfers for policy loans	(17,456)	(66,404)	(15,185)	(127,662)	(28,025)
Policy charges	(105,055)	(156,987)	(48,774)	(215,798)	(119,542)
Contract terminations:
Surrender benefits	(285,000)	(160,700)	(253,959)	(446,222)	(302,139)
Death benefits	—	(1,533)	—	(29,423)	—
Increase (decrease) from contract transactions	(57,387)	(305,380)	(271,184)	(732,868)	(220,725)
Net assets at beginning of year	4,188,415	4,110,374	2,128,296	6,341,455	5,288,180
Net assets at end of year	$3,835,100	$3,438,944	$1,683,737	$4,764,807	$4,311,071

Accumulation unit activity
Units outstanding at beginning of year	1,893,416	1,455,980	1,346,918	1,574,445	3,212,750
Contract purchase payments	71,544	56,806	42,056	46,522	152,411
Net transfers(1)	105,085	(29,737)	2,981	(24,966)	82,444
Transfers for policy loans	(5,489)	(23,155)	(4,630)	(33,771)	(9,652)
Policy charges	(46,701)	(58,423)	(30,930)	(51,962)	(74,395)
Contract terminations:
Surrender benefits	(122,360)	(60,229)	(160,942)	(106,909)	(182,867)
Death benefits	—	(684)	—	(7,790)	—
Units outstanding at end of year	1,895,495	1,340,558	1,195,453	1,395,569	3,180,691

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	53

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Operations
Investment income (loss) — net	$9,813	$9,409	$660	$47,489	$6,070
Net realized gain (loss) on sales of investments	35,831	21,074	(4)	3,526	339
Distributions from capital gains	—	—	32	—	—
Net change in unrealized appreciation or depreciation of investments	(254,256)	(217,325)	(1,179)	(215,545)	(14,819)
Net increase (decrease) in net assets resulting from operations	(208,612)	(186,842)	(491)	(164,530)	(8,410)

Contract transactions
Contract purchase payments	65,148	61,608	5,848	119,605	9,768
Net transfers(1)	(36,334)	(89,275)	3,608	(74,756)	(4,358)
Transfers for policy loans	(12,472)	(23,152)	—	(4,345)	833
Policy charges	(45,816)	(21,342)	(1,065)	(86,108)	(5,029)
Contract terminations:
Surrender benefits	(67,899)	(20,069)	—	(156,136)	(3,843)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(97,373)	(92,230)	8,391	(201,740)	(2,629)
Net assets at beginning of year	1,439,597	1,235,559	10,041	2,419,632	168,278
Net assets at end of year	$1,133,612	$956,487	$17,941	$2,053,362	$157,239

Accumulation unit activity
Units outstanding at beginning of year	738,342	905,228	8,421	1,053,604	154,507
Contract purchase payments	34,637	45,627	4,916	54,734	8,771
Net transfers(1)	(15,189)	(50,085)	3,046	(15,248)	(4,126)
Transfers for policy loans	(5,864)	(17,177)	—	71	754
Policy charges	(25,047)	(16,426)	(900)	(38,883)	(4,639)
Contract terminations:
Surrender benefits	(33,605)	(15,482)	—	(85,178)	(3,517)
Death benefits	—	—	—	—	—
Units outstanding at end of year	693,274	851,685	15,483	969,100	151,750

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Operations
Investment income (loss) — net	$33,767	$8,493	$42,052	$700	$(948)
Net realized gain (loss) on sales of investments	6,406	1,148	52,039	(174)	6,166
Distributions from capital gains	65,949	368,888	687,343	—	69,771
Net change in unrealized appreciation or depreciation of investments	(271,041)	(692,695)	(1,394,987)	(3,882)	(116,707)
Net increase (decrease) in net assets resulting from operations	(164,919)	(314,166)	(613,553)	(3,356)	(41,718)

Contract transactions
Contract purchase payments	97,746	113,903	229,304	2,606	14,978
Net transfers(1)	(9,696)	(68,598)	(113,334)	(4,410)	9,295
Transfers for policy loans	(7,081)	(14,999)	(50,699)	(326)	2,773
Policy charges	(35,363)	(65,594)	(165,085)	(875)	(14,589)
Contract terminations:
Surrender benefits	(66,888)	(154,179)	(328,144)	(415)	(29,912)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(21,282)	(189,467)	(427,958)	(3,420)	(17,455)
Net assets at beginning of year	1,763,023	2,560,414	6,052,108	46,793	478,999
Net assets at end of year	$1,576,822	$2,056,781	$5,010,597	$40,017	$419,826

Accumulation unit activity
Units outstanding at beginning of year	801,518	791,382	1,980,364	48,882	136,284
Contract purchase payments	44,148	40,620	75,294	2,810	3,928
Net transfers(1)	(6,075)	3,331	54,932	(4,878)	3,121
Transfers for policy loans	(1,808)	(3,873)	(13,149)	(347)	669
Policy charges	(15,384)	(20,984)	(53,031)	(943)	(3,868)
Contract terminations:
Surrender benefits	(34,442)	(64,840)	(166,501)	(455)	(8,697)
Death benefits	—	—	—	—	—
Units outstanding at end of year	787,957	745,636	1,877,909	45,069	131,437

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	55

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$17,259	$(3,264)	$(4,204)	$1,249	$1,908
Net realized gain (loss) on sales of investments	79,635	32,353	70,731	242	12,168
Distributions from capital gains	371,062	31,285	47,469	14,203	27,073
Net change in unrealized appreciation or depreciation of investments	(622,867)	(80,638)	(106,972)	(27,164)	(75,637)
Net increase (decrease) in net assets resulting from operations	(154,911)	(20,264)	7,024	(11,470)	(34,488)

Contract transactions
Contract purchase payments	102,236	13,404	38,864	15,026	8,587
Net transfers(1)	(27,102)	74,779	(20,370)	(2,519)	2,860
Transfers for policy loans	(20,565)	(12,685)	2,264	(6,655)	(5,968)
Policy charges	(78,629)	(21,607)	(19,015)	(1,015)	(5,981)
Contract terminations:
Surrender benefits	(131,613)	(47,882)	(325,875)	(20,709)	(16,482)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(155,673)	6,009	(324,132)	(15,872)	(16,984)
Net assets at beginning of year	2,587,727	502,663	943,778	177,908	289,149
Net assets at end of year	$2,277,143	$488,408	$626,670	$150,566	$237,677

Accumulation unit activity
Units outstanding at beginning of year	900,295	256,919	549,678	151,676	136,429
Contract purchase payments	34,726	6,429	20,815	12,745	3,935
Net transfers(1)	(11,529)	36,531	(9,613)	(2,238)	(2,595)
Transfers for policy loans	(8,155)	(6,124)	1,250	(5,794)	(1,829)
Policy charges	(26,991)	(10,256)	(10,338)	(856)	(2,744)
Contract terminations:
Surrender benefits	(42,127)	(22,057)	(171,498)	(17,569)	(5,562)
Death benefits	—	—	—	—	—
Units outstanding at end of year	846,219	261,442	380,294	137,964	127,634

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I
Operations
Investment income (loss) — net	$2,343	$18,150	$14,230	$(3,899)	$(3,877)
Net realized gain (loss) on sales of investments	360,262	37,998	26,684	17,787	28,873
Distributions from capital gains	601,049	35,771	8,493	74,445	23,855
Net change in unrealized appreciation or depreciation of investments	(1,870,129)	(176,209)	(246,112)	(122,855)	(54,447)
Net increase (decrease) in net assets resulting from operations	(906,475)	(84,290)	(196,705)	(34,522)	(5,596)

Contract transactions
Contract purchase payments	397,073	29,466	52,348	25,975	19,197
Net transfers(1)	(239,999)	(122,660)	(54,637)	(4,457)	90,399
Transfers for policy loans	(12,008)	(831)	(2,573)	(13,079)	(2,524)
Policy charges	(479,137)	(19,472)	(26,584)	(19,363)	(18,893)
Contract terminations:
Surrender benefits	(860,815)	(21,454)	(35,107)	(57,404)	(41,833)
Death benefits	(50,119)	—	—	—	—
Increase (decrease) from contract transactions	(1,245,005)	(134,951)	(66,553)	(68,328)	46,346
Net assets at beginning of year	10,177,862	1,161,845	1,306,310	683,278	511,278
Net assets at end of year	$8,026,382	$942,604	$1,043,052	$580,428	$552,028

Accumulation unit activity
Units outstanding at beginning of year	3,152,096	597,993	753,159	395,136	162,525
Contract purchase payments	122,380	15,521	28,928	14,112	5,324
Net transfers(1)	(76,163)	(64,174)	(40,368)	(2,947)	22,351
Transfers for policy loans	(3,470)	(365)	(2,237)	(6,979)	(847)
Policy charges	(146,969)	(10,216)	(16,709)	(10,496)	(5,312)
Contract terminations:
Surrender benefits	(261,820)	(10,930)	(23,908)	(31,368)	(11,171)
Death benefits	(14,646)	—	—	—	—
Units outstanding at end of year	2,771,408	527,829	698,865	357,458	172,870

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	57

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Ivy VIP Asset Strategy	Janus Henderson VIT Bal, Serv(2)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Gbl Tech, Serv
Operations
Investment income (loss) — net	$1,262	$28	$(3,006)	$79	$(10,227)
Net realized gain (loss) on sales of investments	10	—	24,518	(78)	207,911
Distributions from capital gains	3,943	2	31,377	—	70,524
Net change in unrealized appreciation or depreciation of investments	(10,893)	(69)	(59,834)	(40)	(250,105)
Net increase (decrease) in net assets resulting from operations	(5,678)	(39)	(6,945)	(39)	18,103

Contract transactions
Contract purchase payments	7,464	1,311	16,055	1,407	61,133
Net transfers(1)	12,385	2,662	12,981	—	(35,700)
Transfers for policy loans	—	—	(21,656)	—	(65,214)
Policy charges	(862)	(46)	(18,010)	(37)	(42,152)
Contract terminations:
Surrender benefits	(35)	—	(19,119)	(2,123)	(33,671)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	18,952	3,927	(29,749)	(753)	(115,604)
Net assets at beginning of year	75,654	—	621,773	1,696	1,516,430
Net assets at end of year	$88,928	$3,888	$585,079	$904	$1,418,929

Accumulation unit activity
Units outstanding at beginning of year	74,868	—	176,670	1,448	600,948
Contract purchase payments	7,077	1,284	4,734	1,274	17,615
Net transfers(1)	12,473	2,662	3,166	—	(51,215)
Transfers for policy loans	—	—	(3,906)	—	(15,193)
Policy charges	(785)	(46)	(5,708)	(34)	(14,495)
Contract terminations:
Surrender benefits	(31)	—	(3,963)	(1,940)	(10,139)
Death benefits	—	—	—	—	—
Units outstanding at end of year	93,602	3,900	170,993	748	527,521

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period April 27, 2018 (commencement of operations) to December 31, 2018.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
Operations
Investment income (loss) — net	$21,829	$(1,804)	$837	$(6,468)	$(9,534)
Net realized gain (loss) on sales of investments	(49,376)	34,278	324	50,223	63,497
Distributions from capital gains	—	23,068	5,275	122,568	221,208
Net change in unrealized appreciation or depreciation of investments	(266,081)	(67,988)	(12,751)	(148,371)	(290,434)
Net increase (decrease) in net assets resulting from operations	(293,628)	(12,446)	(6,315)	17,952	(15,263)

Contract transactions
Contract purchase payments	101,366	19,870	3,886	59,184	61,665
Net transfers(1)	(2,486)	(25,648)	12,525	(69,805)	(68,678)
Transfers for policy loans	(7,621)	(19,286)	(244)	2,403	(65,355)
Policy charges	(66,339)	(15,614)	(352)	(61,444)	(44,530)
Contract terminations:
Surrender benefits	(344,451)	(20,739)	—	(251,506)	(75,479)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(319,531)	(61,417)	15,815	(321,168)	(192,377)
Net assets at beginning of year	2,188,721	492,779	73,268	2,189,825	1,565,121
Net assets at end of year	$1,575,562	$418,916	$82,768	$1,886,609	$1,357,481

Accumulation unit activity
Units outstanding at beginning of year	1,304,213	218,428	59,982	1,670,025	538,636
Contract purchase payments	60,156	8,333	3,052	42,796	16,801
Net transfers(1)	(4,506)	(14,491)	10,259	(49,120)	(30,563)
Transfers for policy loans	(3,658)	(5,961)	(197)	1,836	(16,339)
Policy charges	(39,179)	(6,888)	(288)	(44,543)	(14,073)
Contract terminations:
Surrender benefits	(256,916)	(6,707)	—	(180,863)	(20,156)
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,060,110	192,714	72,808	1,440,131	474,306

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	59

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S
Operations
Investment income (loss) — net	$3,364	$8,177	$(2,853)	$9	$(22)
Net realized gain (loss) on sales of investments	2,873	8,998	5,928	904	981
Distributions from capital gains	4,911	—	90,150	226	253
Net change in unrealized appreciation or depreciation of investments	(6,097)	(47,277)	(64,693)	(1,148)	(1,548)
Net increase (decrease) in net assets resulting from operations	5,051	(30,102)	28,532	(9)	(336)

Contract transactions
Contract purchase payments	105,151	15,510	19,489	1,508	4,286
Net transfers(1)	(141,360)	(24,109)	93,005	(5,375)	(8,504)
Transfers for policy loans	(813)	(903)	(1,301)	—	810
Policy charges	(63,073)	(10,776)	(12,596)	(947)	(305)
Contract terminations:
Surrender benefits	(63,246)	(12,760)	(7,537)	(62)	(264)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(163,341)	(33,038)	91,060	(4,876)	(3,977)
Net assets at beginning of year	1,348,464	367,202	322,570	8,793	12,960
Net assets at end of year	$1,190,174	$304,062	$442,162	$3,908	$8,647

Accumulation unit activity
Units outstanding at beginning of year	511,298	255,002	153,812	4,541	12,833
Contract purchase payments	47,684	10,942	8,720	757	4,316
Net transfers(1)	(40,493)	(33,856)	43,642	(2,650)	(8,669)
Transfers for policy loans	(466)	(803)	(645)	—	842
Policy charges	(24,098)	(7,856)	(5,299)	(472)	(309)
Contract terminations:
Surrender benefits	(33,769)	(10,439)	(2,662)	(30)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	460,156	212,990	197,568	2,146	9,013

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl
Operations
Investment income (loss) — net	$1,535	$74,828	$(5,498)	$26,337	$55
Net realized gain (loss) on sales of investments	49,946	(15,479)	23,408	(3,930)	10
Distributions from capital gains	103,356	—	154,786	—	279
Net change in unrealized appreciation or depreciation of investments	(367,565)	(159,442)	(301,945)	(93,930)	(542)
Net increase (decrease) in net assets resulting from operations	(212,728)	(100,093)	(129,249)	(71,523)	(198)

Contract transactions
Contract purchase payments	70,842	76,186	95,240	99,176	565
Net transfers(1)	137,764	(83,382)	(26,752)	(70,382)	—
Transfers for policy loans	(16,797)	(17,217)	(11,684)	4,040	—
Policy charges	(23,017)	(64,024)	(33,085)	(42,615)	(63)
Contract terminations:
Surrender benefits	(86,419)	(27,410)	(22,497)	(46,073)	(75)
Death benefits	—	(500)	—	—	—
Increase (decrease) from contract transactions	82,373	(116,347)	1,222	(55,854)	427
Net assets at beginning of year	1,437,623	2,060,032	1,184,675	1,182,865	3,122
Net assets at end of year	$1,307,268	$1,843,592	$1,056,648	$1,055,488	$3,351

Accumulation unit activity
Units outstanding at beginning of year	625,478	1,319,589	518,259	745,057	2,649
Contract purchase payments	33,072	50,489	42,462	65,006	493
Net transfers(1)	56,570	(47,852)	(6,316)	(37,092)	—
Transfers for policy loans	(7,968)	(10,428)	(2,659)	3,440	—
Policy charges	(10,427)	(42,004)	(14,109)	(27,676)	(55)
Contract terminations:
Surrender benefits	(38,510)	(17,167)	(11,712)	(29,957)	(64)
Death benefits	—	(342)	—	—	—
Units outstanding at end of year	658,215	1,252,285	525,925	718,778	3,023

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	61

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Operations
Investment income (loss) — net	$2,505	$3,320	$22,381	$1,905	$(81,720)
Net realized gain (loss) on sales of investments	(708)	(17,290)	(3,325)	13,733	334,453
Distributions from capital gains	1,511	154,523	—	—	1,168,958
Net change in unrealized appreciation or depreciation of investments	(5,602)	(147,018)	(39,473)	(53,171)	(1,560,188)
Net increase (decrease) in net assets resulting from operations	(2,294)	(6,465)	(20,417)	(37,533)	(138,497)

Contract transactions
Contract purchase payments	4,632	28,808	16,623	6,048	308,877
Net transfers(1)	(43,274)	(94,277)	(5,398)	(65,992)	(8,152)
Transfers for policy loans	(743)	412	1,459	(1,566)	(16,660)
Policy charges	(3,047)	(20,122)	(15,459)	(5,459)	(391,519)
Contract terminations:
Surrender benefits	—	(22,256)	(30,894)	(9,023)	(659,819)
Death benefits	—	—	—	—	(62,927)
Increase (decrease) from contract transactions	(42,432)	(107,435)	(33,669)	(75,992)	(830,200)
Net assets at beginning of year	177,118	995,844	457,231	270,510	9,536,908
Net assets at end of year	$132,392	$881,944	$403,145	$156,985	$8,568,211

Accumulation unit activity
Units outstanding at beginning of year	158,756	336,722	177,186	132,774	2,814,290
Contract purchase payments	4,245	9,660	6,454	3,118	86,171
Net transfers(1)	(40,973)	(25,777)	(2,019)	(31,041)	(2,388)
Transfers for policy loans	(710)	87	609	(694)	(4,525)
Policy charges	(2,881)	(6,475)	(5,994)	(2,721)	(109,396)
Contract terminations:
Surrender benefits	—	(7,089)	(12,647)	(3,758)	(183,749)
Death benefits	—	—	—	—	(17,709)
Units outstanding at end of year	118,437	307,128	163,589	97,678	2,582,694

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$(684)	$(14,573)	$(1,225)	$25,758	$4,237
Net realized gain (loss) on sales of investments	10,668	8,412	220	27,306	(2,882)
Distributions from capital gains	14,592	90,833	—	—	—
Net change in unrealized appreciation or depreciation of investments	(27,112)	(259,951)	2,977	(499,253)	(29,890)
Net increase (decrease) in net assets resulting from operations	(2,536)	(175,279)	1,972	(446,189)	(28,535)

Contract transactions
Contract purchase payments	1,572	93,192	11,264	106,760	12,400
Net transfers(1)	2,485	(44,227)	4,614	(68,865)	33,760
Transfers for policy loans	(387)	3,185	(863)	(18,513)	122
Policy charges	(2,696)	(88,786)	(3,761)	(80,124)	(1,909)
Contract terminations:
Surrender benefits	(10,252)	(180,713)	(1,866)	(110,407)	(1,688)
Death benefits	—	(11,516)	—	—	—
Increase (decrease) from contract transactions	(9,278)	(228,865)	9,388	(171,149)	42,685
Net assets at beginning of year	125,755	2,143,804	162,569	2,287,012	168,665
Net assets at end of year	$113,941	$1,739,660	$173,929	$1,669,674	$182,815

Accumulation unit activity
Units outstanding at beginning of year	48,586	729,902	167,111	869,081	176,647
Contract purchase payments	568	30,873	11,004	42,112	14,413
Net transfers(1)	1,094	(14,822)	4,695	(27,864)	41,495
Transfers for policy loans	(436)	1,180	(888)	(6,742)	364
Policy charges	(1,007)	(28,399)	(3,842)	(31,409)	(2,257)
Contract terminations:
Surrender benefits	(3,786)	(56,615)	(1,929)	(43,232)	(2,080)
Death benefits	—	(4,309)	—	—	—
Units outstanding at end of year	45,019	657,810	176,151	801,946	228,582

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	63

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4
Operations
Investment income (loss) — net	$(70,906)	$(113,216)	$3,321	$(4,737)	$(5,141)
Net realized gain (loss) on sales of investments	237,635	1,344,696	(1,504)	13,506	41,561
Distributions from capital gains	—	—	10,538	—	—
Net change in unrealized appreciation or depreciation of investments	(1,630,896)	(2,973,385)	(45,167)	(29,506)	(62,961)
Net increase (decrease) in net assets resulting from operations	(1,464,167)	(1,741,905)	(32,812)	(20,737)	(26,541)

Contract transactions
Contract purchase payments	1,715,896	964,466	27,382	101,381	39,946
Net transfers(1)	491,334	(421,452)	3,448	12,405	(80,358)
Transfers for policy loans	(147,667)	(32,455)	(915)	(17,848)	952
Policy charges	(370,442)	(426,515)	(6,131)	(52,122)	(47,930)
Contract terminations:
Surrender benefits	(628,245)	(533,151)	(63)	(57,116)	(184,615)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	1,060,876	(449,107)	23,721	(13,300)	(272,005)
Net assets at beginning of year	15,108,710	19,447,552	165,713	562,239	865,594
Net assets at end of year	$14,705,419	$17,256,540	$156,622	$528,202	$567,048

Accumulation unit activity
Units outstanding at beginning of year	8,848,550	11,043,244	106,991	431,454	656,745
Contract purchase payments	1,014,520	543,385	18,088	80,913	30,352
Net transfers(1)	283,572	(75,942)	2,141	8,190	(67,024)
Transfers for policy loans	(78,791)	(12,674)	(589)	(13,548)	712
Policy charges	(217,241)	(248,017)	(4,087)	(40,743)	(37,135)
Contract terminations:
Surrender benefits	(428,731)	(303,747)	(31)	(44,230)	(138,713)
Death benefits	—	—	—	—	—
Units outstanding at end of year	9,421,879	10,946,249	122,513	422,036	444,937

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
Operations
Investment income (loss) — net	$(140)	$(140)	$(8,570)	$(4,921)	$(163,008)
Net realized gain (loss) on sales of investments	1,167	84	195,421	6,695	779,312
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,844)	(2,549)	(318,351)	(100,648)	(2,149,498)
Net increase (decrease) in net assets resulting from operations	(817)	(2,605)	(131,500)	(98,874)	(1,533,194)

Contract transactions
Contract purchase payments	234	539	76,168	86,370	1,530,721
Net transfers(1)	(21,006)	49,294	5,891	504,412	(229,005)
Transfers for policy loans	(1,260)	—	(1,398)	(13,604)	(215,461)
Policy charges	(721)	(1,029)	(18,760)	(43,327)	(851,665)
Contract terminations:
Surrender benefits	—	—	—	(2,520)	(1,441,144)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(22,753)	48,804	61,901	531,331	(1,206,554)
Net assets at beginning of year	39,286	12,822	1,547,963	964,761	25,947,962
Net assets at end of year	$15,716	$59,021	$1,478,364	$1,397,218	$23,208,214

Accumulation unit activity
Units outstanding at beginning of year	35,858	11,351	1,339,367	835,440	16,763,313
Contract purchase payments	220	483	64,761	74,414	997,217
Net transfers(1)	(19,387)	44,865	(19,228)	432,659	(102,787)
Transfers for policy loans	(1,176)	—	(1,176)	(11,818)	(137,636)
Policy charges	(667)	(933)	(16,082)	(37,698)	(555,432)
Contract terminations:
Surrender benefits	—	—	—	(2,228)	(956,465)
Death benefits	—	—	—	—	—
Units outstanding at end of year	14,848	55,766	1,367,642	1,290,769	16,008,210

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	65

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Operations
Investment income (loss) — net	$(242,751)	$(197,041)	$(359,982)	$(16,728)	$(26,738)
Net realized gain (loss) on sales of investments	3,672,070	542,448	5,067,636	49,687	289,999
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5,771,207)	(2,878,380)	(9,243,652)	(143,730)	(462,752)
Net increase (decrease) in net assets resulting from operations	(2,341,888)	(2,532,973)	(4,535,998)	(110,771)	(199,491)

Contract transactions
Contract purchase payments	1,980,070	2,616,684	2,947,246	184,804	403,224
Net transfers(1)	(1,129,532)	210,984	(391,712)	(47,813)	(121,114)
Transfers for policy loans	68,524	3,253	(392,371)	26,397	(63,627)
Policy charges	(1,615,475)	(914,366)	(1,476,142)	(182,203)	(362,061)
Contract terminations:
Surrender benefits	(1,953,323)	(943,515)	(3,210,360)	(85,203)	(264,833)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(2,649,736)	973,040	(2,523,339)	(104,018)	(408,411)
Net assets at beginning of year	40,666,201	32,058,753	61,837,492	2,382,897	4,719,405
Net assets at end of year	$35,674,577	$30,498,820	$54,778,155	$2,168,108	$4,111,503

Accumulation unit activity
Units outstanding at beginning of year	26,048,086	19,479,263	36,587,919	1,663,012	3,274,807
Contract purchase payments	1,307,855	1,646,975	1,777,208	132,403	280,467
Net transfers(1)	(211,784)	65,621	445,667	(27,915)	(80,819)
Transfers for policy loans	42,315	7,365	(204,153)	18,174	(41,668)
Policy charges	(1,048,928)	(565,472)	(880,654)	(129,395)	(254,670)
Contract terminations:
Surrender benefits	(1,240,856)	(590,740)	(1,926,426)	(58,214)	(182,449)
Death benefits	—	—	—	—	—
Units outstanding at end of year	24,896,688	20,043,012	35,799,561	1,598,065	2,995,668

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl
Operations
Investment income (loss) — net	$58	$—	$—	$(3,457)	$74,455
Net realized gain (loss) on sales of investments	(7)	1,956	232	33,761	(26,919)
Distributions from capital gains	30	—	—	—	576,525
Net change in unrealized appreciation or depreciation of investments	(82)	(1,322)	(719)	(119,931)	(1,558,443)
Net increase (decrease) in net assets resulting from operations	(1)	634	(487)	(89,627)	(934,382)

Contract transactions
Contract purchase payments	810	2,830	821	25,153	238,927
Net transfers(1)	—	(4,562)	(866)	(7,908)	(57,688)
Transfers for policy loans	—	—	—	1,760	(28,760)
Policy charges	(373)	(849)	(122)	(14,725)	(142,821)
Contract terminations:
Surrender benefits	—	—	—	(35,351)	(257,281)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	437	(2,581)	(167)	(31,071)	(247,623)
Net assets at beginning of year	2,314	11,089	3,829	676,087	5,342,304
Net assets at end of year	$2,750	$9,142	$3,175	$555,389	$4,160,299

Accumulation unit activity
Units outstanding at beginning of year	2,045	6,825	2,216	228,761	2,026,364
Contract purchase payments	755	1,876	469	8,158	96,335
Net transfers(1)	—	(2,310)	(486)	3,912	37,556
Transfers for policy loans	—	—	—	785	(8,122)
Policy charges	(347)	(477)	(69)	(4,768)	(55,546)
Contract terminations:
Surrender benefits	—	—	—	(11,878)	(113,557)
Death benefits	—	—	—	—	—
Units outstanding at end of year	2,453	5,914	2,130	224,970	1,983,030

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	67

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$(29,984)	$2,250	$123,089	$(3,489)	$(4,824)
Net realized gain (loss) on sales of investments	(88,715)	23,839	(19,401)	13,772	38,118
Distributions from capital gains	1,496,282	32,139	269,883	109,322	103,973
Net change in unrealized appreciation or depreciation of investments	(1,421,631)	(75,091)	(585,794)	(205,481)	(146,278)
Net increase (decrease) in net assets resulting from operations	(44,048)	(16,863)	(212,223)	(85,876)	(9,011)

Contract transactions
Contract purchase payments	233,398	24,666	53,367	72,328	44,790
Net transfers(1)	(37,792)	(17,769)	(70,284)	(7,685)	142,564
Transfers for policy loans	(72,452)	(15,509)	303	(10,785)	(21,672)
Policy charges	(184,209)	(13,231)	(31,169)	(27,182)	(26,251)
Contract terminations:
Surrender benefits	(535,748)	(5,383)	(60,756)	(36,178)	(43,448)
Death benefits	(7,642)	—	—	—	—
Increase (decrease) from contract transactions	(604,445)	(27,226)	(108,539)	(9,502)	95,983
Net assets at beginning of year	6,222,540	526,507	1,254,709	1,143,248	916,076
Net assets at end of year	$5,574,047	$482,418	$933,947	$1,047,870	$1,003,048

Accumulation unit activity
Units outstanding at beginning of year	1,868,681	307,363	612,486	372,668	343,552
Contract purchase payments	63,492	14,584	26,742	26,846	15,384
Net transfers(1)	6,259	15,345	(38,210)	823	46,324
Transfers for policy loans	(17,088)	(10,381)	(77)	(3,135)	(12,631)
Policy charges	(49,965)	(8,340)	(15,722)	(8,966)	(8,013)
Contract terminations:
Surrender benefits	(183,957)	(3,693)	(39,355)	(9,585)	(17,092)
Death benefits	(1,877)	—	—	—	—
Units outstanding at end of year	1,685,545	314,878	545,864	378,651	367,524

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$113
Net realized gain (loss) on sales of investments	(1)
Distributions from capital gains	—
Net change in unrealized appreciation or depreciation of investments	(198)
Net increase (decrease) in net assets resulting from operations	(86)

Contract transactions
Contract purchase payments	872
Net transfers(1)	—
Transfers for policy loans	—
Policy charges	(98)
Contract terminations:
Surrender benefits	—
Death benefits	—
Increase (decrease) from contract transactions	774
Net assets at beginning of year	1,577
Net assets at end of year	$2,265

Accumulation unit activity
Units outstanding at beginning of year	1,255
Contract purchase payments	747
Net transfers(1)	—
Transfers for policy loans	—
Policy charges	(85)
Contract terminations:
Surrender benefits	—
Death benefits	—
Units outstanding at end of year	1,917

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	69

Statements of Changes in Net Assets

Year ended December 31, 2017	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$6	$17,200	$43,840	$(2,585)	$5,470
Net realized gain (loss) on sales of investments	—	128,331	69,735	12,243	3,918
Distributions from capital gains	—	210,932	—	24,275	—
Net change in unrealized appreciation or depreciation of investments	47	49,017	595,493	75,060	(15,384)
Net increase (decrease) in net assets resulting from operations	53	405,480	709,068	108,993	(5,996)

Contract transactions
Contract purchase payments	—	77,636	212,450	84,054	35,695
Net transfers(1)	(1)	10,477	(237,767)	216,238	(52,713)
Transfers for policy loans	—	2,240	(46,161)	839	(3,282)
Policy charges	—	(56,406)	(110,774)	(12,764)	(8,189)
Contract terminations:
Surrender benefits	—	(68,468)	(233,853)	(8,235)	(10,444)
Death benefits	—	(19,600)	(10,443)	—	—
Increase (decrease) from contract transactions	(1)	(54,121)	(426,548)	280,132	(38,933)
Net assets at beginning of year	383	2,277,828	3,060,568	281,513	482,353
Net assets at end of year	$435	$2,629,187	$3,343,088	$670,638	$437,424

Accumulation unit activity
Units outstanding at beginning of year	—	1,098,506	2,011,950	136,206	568,415
Contract purchase payments	—	30,404	125,757	39,280	40,313
Net transfers(1)	—	(4,350)	(123,117)	94,072	(65,799)
Transfers for policy loans	—	1,530	(23,417)	355	(4,219)
Policy charges	—	(23,421)	(66,800)	(5,377)	(9,407)
Contract terminations:
Surrender benefits	—	(27,799)	(126,207)	(3,975)	(12,058)
Death benefits	—	(6,609)	(5,692)	—	—
Units outstanding at end of year	—	1,068,261	1,792,474	260,561	517,245

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Operations
Investment income (loss) — net	$1,057	$1,398	$38,265	$21,770	$3,559
Net realized gain (loss) on sales of investments	18,361	48,638	124,653	203,606	2,930
Distributions from capital gains	—	—	—	—	6,288
Net change in unrealized appreciation or depreciation of investments	177,442	135,524	157,057	(49,411)	34,948
Net increase (decrease) in net assets resulting from operations	196,860	185,560	319,975	175,965	47,725

Contract transactions
Contract purchase payments	26,909	35,920	155,021	134,761	33,099
Net transfers(1)	(30,328)	(11,532)	8,702	27,601	153,131
Transfers for policy loans	(4,279)	(3,649)	(24,824)	(36,934)	(3,129)
Policy charges	(21,453)	(18,196)	(143,590)	(48,496)	(7,701)
Contract terminations:
Surrender benefits	(11,017)	(36,628)	(157,043)	(72,189)	(23,000)
Death benefits	—	—	—	(5,703)	—
Increase (decrease) from contract transactions	(40,168)	(34,085)	(161,734)	(960)	152,400
Net assets at beginning of year	666,964	616,676	4,138,054	2,208,070	347,073
Net assets at end of year	$823,656	$768,151	$4,296,295	$2,383,075	$547,198

Accumulation unit activity
Units outstanding at beginning of year	489,223	504,656	1,361,008	1,289,440	336,800
Contract purchase payments	16,476	29,898	50,264	82,454	28,826
Net transfers(1)	(24,523)	73,048	3,281	211,385	136,526
Transfers for policy loans	(1,882)	(2,960)	(8,583)	(23,535)	(2,741)
Policy charges	(13,069)	(15,823)	(46,055)	(32,717)	(6,751)
Contract terminations:
Surrender benefits	(7,187)	(29,149)	(49,751)	(41,449)	(21,778)
Death benefits	—	—	—	(4,180)	—
Units outstanding at end of year	459,038	559,670	1,310,164	1,481,398	470,882

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	71

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$4,272	$(137,634)	$320	$—	$—
Net realized gain (loss) on sales of investments	16,705	838,940	63	413	2,797
Distributions from capital gains	3,542	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	18,511	1,380,716	(456)	5,711	33,292
Net increase (decrease) in net assets resulting from operations	43,030	2,082,022	(73)	6,124	36,089

Contract transactions
Contract purchase payments	19,875	869,316	1,454	13,237	33,262
Net transfers(1)	(8,523)	(272,624)	516	7,551	(4,475)
Transfers for policy loans	(10,039)	91,078	(477)	—	(119)
Policy charges	(38,224)	(1,011,090)	(389)	(1,488)	(7,100)
Contract terminations:
Surrender benefits	(28,045)	(1,182,397)	(2,380)	(1)	(1)
Death benefits	—	(16,315)	—	—	—
Increase (decrease) from contract transactions	(64,956)	(1,522,032)	(1,276)	19,299	21,567
Net assets at beginning of year	378,264	15,983,581	6,513	20,763	135,365
Net assets at end of year	$356,338	$16,543,571	$5,164	$46,186	$193,021

Accumulation unit activity
Units outstanding at beginning of year	215,277	9,269,777	9,700	15,085	83,336
Contract purchase payments	10,697	475,245	2,167	8,663	18,584
Net transfers(1)	(3,809)	(175,008)	762	4,850	(2,113)
Transfers for policy loans	(4,444)	28,505	(733)	—	(62)
Policy charges	(22,436)	(556,718)	(598)	(976)	(3,963)
Contract terminations:
Surrender benefits	(14,779)	(613,502)	(3,752)	—	—
Death benefits	—	(9,319)	—	—	—
Units outstanding at end of year	180,506	8,418,980	7,546	27,622	95,782

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(208,397)	$—	$—	$(75,872)	$31
Net realized gain (loss) on sales of investments	1,474,505	—	142	1,101,583	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,919,613	31	4,115	484,916	21
Net increase (decrease) in net assets resulting from operations	5,185,721	31	4,257	1,510,627	52

Contract transactions
Contract purchase payments	1,233,072	175	8,299	584,092	500
Net transfers(1)	(507,306)	1,771	14,354	(214,003)	877
Transfers for policy loans	(55,384)	—	(29)	(98,748)	—
Policy charges	(1,435,986)	(46)	(1,300)	(466,637)	(28)
Contract terminations:
Surrender benefits	(1,372,807)	—	(1)	(680,293)	—
Death benefits	(25,433)	—	—	(14,713)	—
Increase (decrease) from contract transactions	(2,163,844)	1,900	21,323	(890,302)	1,349
Net assets at beginning of year	23,421,218	713	19,932	11,642,665	82
Net assets at end of year	$26,443,095	$2,644	$45,512	$12,262,990	$1,483

Accumulation unit activity
Units outstanding at beginning of year	15,578,160	736	13,101	4,786,509	—
Contract purchase payments	756,692	179	5,002	251,957	412
Net transfers(1)	(354,193)	1,816	8,936	64,243	726
Transfers for policy loans	(1,000)	—	(18)	(38,463)	—
Policy charges	(901,535)	(47)	(807)	(195,463)	(22)
Contract terminations:
Surrender benefits	(856,211)	—	—	(253,405)	—
Death benefits	(14,105)	—	—	(5,288)	—
Units outstanding at end of year	14,207,808	2,684	26,214	4,610,090	1,116

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	73

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$20	$(15,781)	$—	$(10,908)	$29
Net realized gain (loss) on sales of investments	1,158	127,740	(104)	(77,844)	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	52,740	923,171	2,685	176,619	—
Net increase (decrease) in net assets resulting from operations	53,918	1,035,130	2,581	87,867	29

Contract transactions
Contract purchase payments	63,903	177,304	32,871	95,942	29,255
Net transfers(1)	16,008	(89,150)	5,272	(12,199)	(35,786)
Transfers for policy loans	(49)	(22,102)	(35)	1,189	—
Policy charges	(9,942)	(91,384)	(1,762)	(68,270)	(7,374)
Contract terminations:
Surrender benefits	(376)	(191,081)	(1)	(92,871)	(2,003)
Death benefits	—	(8,964)	—	(10,114)	—
Increase (decrease) from contract transactions	69,544	(225,377)	36,345	(86,323)	(15,908)
Net assets at beginning of year	92,473	2,348,708	31,945	1,726,351	35,352
Net assets at end of year	$215,935	$3,158,461	$70,871	$1,727,895	$19,473

Accumulation unit activity
Units outstanding at beginning of year	94,645	1,101,581	37,003	1,346,845	33,346
Contract purchase payments	51,084	67,770	36,715	77,291	29,238
Net transfers(1)	13,218	26,628	5,961	60,572	(35,779)
Transfers for policy loans	(36)	(8,104)	(39)	1,547	—
Policy charges	(8,146)	(35,853)	(1,968)	(52,970)	(7,370)
Contract terminations:
Surrender benefits	(301)	(75,930)	—	(79,279)	—
Death benefits	—	(3,847)	—	(8,741)	—
Units outstanding at end of year	150,464	1,072,245	77,672	1,345,265	19,435

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(10,241)	$7,883	$148,031	$874	$63,820
Net realized gain (loss) on sales of investments	37	(56)	21,511	(68)	(40,556)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(39)	(278)	6,650	(188)	42,153
Net increase (decrease) in net assets resulting from operations	(10,243)	7,549	176,192	618	65,417

Contract transactions
Contract purchase payments	266,774	57,160	117,899	2,987	40,363
Net transfers(1)	419,783	20,536	(33,704)	5,991	(33,266)
Transfers for policy loans	(64,563)	(66)	(9,581)	—	12,233
Policy charges	(262,962)	(15,445)	(107,839)	(434)	(33,471)
Contract terminations:
Surrender benefits	(521,216)	(1)	(154,463)	(97)	(105,704)
Death benefits	—	—	(23,343)	—	—
Increase (decrease) from contract transactions	(162,184)	62,184	(211,031)	8,447	(119,845)
Net assets at beginning of year	3,018,127	105,849	3,129,889	5,433	1,170,673
Net assets at end of year	$2,845,700	$175,582	$3,095,050	$14,498	$1,116,245

Accumulation unit activity
Units outstanding at beginning of year	2,997,437	85,455	1,507,988	4,379	640,278
Contract purchase payments	265,247	44,102	56,808	2,361	20,889
Net transfers(1)	421,639	15,888	67,296	4,792	(2,314)
Transfers for policy loans	(62,145)	(50)	(6,886)	—	6,119
Policy charges	(262,152)	(11,879)	(49,969)	(341)	(17,387)
Contract terminations:
Surrender benefits	(500,040)	—	(70,719)	—	(60,743)
Death benefits	—	—	(9,349)	—	—
Units outstanding at end of year	2,859,986	133,516	1,495,169	11,191	586,842

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	75

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$179	$153,660	$—	$(16,162)	$(54,364)
Net realized gain (loss) on sales of investments	18	(8,621)	252	291,235	698,847
Distributions from capital gains	60	64,873	—	—	—
Net change in unrealized appreciation or depreciation of investments	(22)	22,406	4,973	279,932	1,001,531
Net increase (decrease) in net assets resulting from operations	235	232,318	5,225	555,005	1,646,014

Contract transactions
Contract purchase payments	11,547	366,481	7,377	165,556	424,283
Net transfers(1)	2,387	(232,921)	383	(187,313)	434,695
Transfers for policy loans	—	635	—	(28,790)	(139,858)
Policy charges	(585)	(414,647)	(1,743)	(73,610)	(192,235)
Contract terminations:
Surrender benefits	(83)	(404,310)	(1)	(199,965)	(352,991)
Death benefits	—	(21,721)	—	—	(7,408)
Increase (decrease) from contract transactions	13,266	(706,483)	6,016	(324,122)	166,486
Net assets at beginning of year	5,090	7,911,818	16,641	2,150,364	7,877,195
Net assets at end of year	$18,591	$7,437,653	$27,882	$2,381,247	$9,689,695

Accumulation unit activity
Units outstanding at beginning of year	4,660	5,071,790	10,378	1,451,237	3,909,523
Contract purchase payments	10,428	229,605	3,947	111,088	194,268
Net transfers(1)	2,136	(85,411)	210	(231,157)	(11,028)
Transfers for policy loans	—	506	—	(14,338)	(59,319)
Policy charges	(533)	(256,886)	(933)	(44,443)	(84,001)
Contract terminations:
Surrender benefits	—	(248,376)	—	(91,649)	(154,720)
Death benefits	—	(14,496)	—	—	(2,361)
Units outstanding at end of year	16,691	4,696,732	13,602	1,180,738	3,792,362

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$7,459	$3	$—	$(3,642)	$—
Net realized gain (loss) on sales of investments	(288)	—	210	39,915	443
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,921)	6	2,505	85,018	3,069
Net increase (decrease) in net assets resulting from operations	5,250	9	2,715	121,291	3,512

Contract transactions
Contract purchase payments	41,795	—	6,738	34,511	14,334
Net transfers(1)	121,520	—	9,039	8,136	1,246
Transfers for policy loans	(1,168)	—	—	2,788	—
Policy charges	(6,396)	—	(745)	(18,881)	(2,774)
Contract terminations:
Surrender benefits	(15,873)	—	(1)	(85,996)	(1)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	139,878	—	15,031	(59,442)	12,805
Net assets at beginning of year	378,604	80	8,157	573,796	19,000
Net assets at end of year	$523,732	$89	$25,903	$635,645	$35,317

Accumulation unit activity
Units outstanding at beginning of year	389,518	—	5,457	246,955	11,082
Contract purchase payments	39,863	—	3,940	12,110	7,918
Net transfers(1)	128,338	—	5,171	3,659	723
Transfers for policy loans	(1,207)	—	—	920	—
Policy charges	(6,513)	—	(440)	(6,909)	(1,536)
Contract terminations:
Surrender benefits	(16,324)	—	—	(39,657)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	533,675	—	14,128	217,078	18,187

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	77

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(4,638)	$768	$64,493	$—	$(2,964)
Net realized gain (loss) on sales of investments	120,463	361	227,032	1,110	83,520
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(31,073)	9,366	1,051,302	6,118	(5,358)
Net increase (decrease) in net assets resulting from operations	84,752	10,495	1,342,827	7,228	75,198

Contract transactions
Contract purchase payments	37,294	18,827	315,236	12,652	90,564
Net transfers(1)	(25,031)	2,140	(248,507)	(3,384)	(2,889)
Transfers for policy loans	(16,883)	—	(24,137)	—	(43,807)
Policy charges	(21,600)	(3,930)	(336,961)	(3,903)	(11,180)
Contract terminations:
Surrender benefits	(37,342)	(1,519)	(285,342)	(189)	(133,116)
Death benefits	—	—	(2,066)	—	—
Increase (decrease) from contract transactions	(63,562)	15,518	(581,777)	5,176	(100,428)
Net assets at beginning of year	708,442	30,288	5,342,748	32,100	459,482
Net assets at end of year	$729,632	$56,301	$6,103,798	$44,504	$434,252

Accumulation unit activity
Units outstanding at beginning of year	368,950	26,601	5,597,743	18,152	195,824
Contract purchase payments	16,545	14,893	290,253	6,613	46,022
Net transfers(1)	(70,082)	1,708	(245,970)	(1,754)	(6,764)
Transfers for policy loans	(8,002)	—	(14,831)	—	(13,156)
Policy charges	(9,963)	(3,027)	(316,312)	(2,062)	(4,743)
Contract terminations:
Surrender benefits	(13,908)	(1,293)	(270,480)	(100)	(39,745)
Death benefits	—	—	(953)	—	—
Units outstanding at end of year	283,540	38,882	5,039,450	20,849	177,438

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Operations
Investment income (loss) — net	$—	$(7,570)	$282	$—	$46
Net realized gain (loss) on sales of investments	637	60,363	(1,191)	207	34
Distributions from capital gains	—	—	—	—	1
Net change in unrealized appreciation or depreciation of investments	2,932	81,463	1,491	1,002	(1)
Net increase (decrease) in net assets resulting from operations	3,569	134,256	582	1,209	80

Contract transactions
Contract purchase payments	17,790	121,407	1,976	3,276	377
Net transfers(1)	(145)	(8,768)	(1,890)	(388)	2,919
Transfers for policy loans	—	23,848	—	—	—
Policy charges	(3,774)	(39,181)	(850)	(472)	(67)
Contract terminations:
Surrender benefits	(1,632)	(81,738)	(1)	(1)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	12,239	15,568	(765)	2,415	3,229
Net assets at beginning of year	21,722	1,152,189	9,263	10,105	595
Net assets at end of year	$37,530	$1,302,013	$9,080	$13,729	$3,904

Accumulation unit activity
Units outstanding at beginning of year	12,211	383,311	8,248	6,361	478
Contract purchase payments	9,611	42,197	1,701	1,992	385
Net transfers(1)	(57)	2,434	(1,581)	(233)	2,650
Transfers for policy loans	—	6,154	—	—	—
Policy charges	(2,032)	(12,401)	(732)	(289)	(61)
Contract terminations:
Surrender benefits	(909)	(25,577)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	18,824	396,118	7,636	7,831	3,452

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	79

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2
Operations
Investment income (loss) — net	$34,643	$30,285	$5	$381	$2
Net realized gain (loss) on sales of investments	816	(61,556)	—	123	(38)
Distributions from capital gains	1,071	—	2	—	—
Net change in unrealized appreciation or depreciation of investments	5,200	34,579	2	3,594	304
Net increase (decrease) in net assets resulting from operations	41,730	3,308	9	4,098	268

Contract transactions
Contract purchase payments	88,177	48,584	432	2,907	1,882
Net transfers(1)	(11,285)	11,136	48	122	4,676
Transfers for policy loans	(10,810)	(596)	—	—	—
Policy charges	(89,389)	(10,784)	(59)	(977)	(59)
Contract terminations:
Surrender benefits	(92,311)	(15,288)	—	(1)	(79)
Death benefits	(13,083)	—	—	—	—
Increase (decrease) from contract transactions	(128,701)	33,052	421	2,051	6,420
Net assets at beginning of year	1,638,261	341,425	80	17,098	553
Net assets at end of year	$1,551,290	$377,785	$510	$23,247	$7,241

Accumulation unit activity
Units outstanding at beginning of year	1,357,984	595,669	—	15,075	442
Contract purchase payments	70,792	89,849	393	2,241	1,842
Net transfers(1)	(1,449)	(17,338)	45	222	4,596
Transfers for policy loans	(9,460)	(864)	—	—	—
Policy charges	(71,194)	(18,063)	(54)	(757)	(56)
Contract terminations:
Surrender benefits	(75,680)	(29,323)	—	—	—
Death benefits	(11,063)	—	—	—	—
Units outstanding at end of year	1,259,930	619,930	384	16,781	6,824

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Operations
Investment income (loss) — net	$155	$13,096	$1,747	$267	$235
Net realized gain (loss) on sales of investments	(62)	(62,761)	(959)	217	76
Distributions from capital gains	62	7,029	2,835	—	—
Net change in unrealized appreciation or depreciation of investments	(8)	57,217	1,353	2,717	2,180
Net increase (decrease) in net assets resulting from operations	147	14,581	4,976	3,201	2,491

Contract transactions
Contract purchase payments	396	36,593	41,890	10,957	20,076
Net transfers(1)	6,881	(10,702)	(1,877)	2,912	9,908
Transfers for policy loans	—	2,973	(28)	—	—
Policy charges	(538)	(30,395)	(4,171)	(567)	(586)
Contract terminations:
Surrender benefits	(84)	(18,783)	(408)	(1)	(93)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	6,655	(20,314)	35,406	13,301	29,305
Net assets at beginning of year	2,016	804,260	65,570	8,712	76
Net assets at end of year	$8,818	$798,527	$105,952	$25,214	$31,872

Accumulation unit activity
Units outstanding at beginning of year	1,740	576,092	51,120	7,521	—
Contract purchase payments	354	25,730	31,781	8,134	17,194
Net transfers(1)	6,132	(2,431)	(1,266)	2,201	8,364
Transfers for policy loans	—	2,047	(21)	—	—
Policy charges	(480)	(21,623)	(3,178)	(442)	(482)
Contract terminations:
Surrender benefits	—	(13,473)	(314)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	7,746	566,342	78,122	17,414	25,076

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	81

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$(3,110)	$—
Net realized gain (loss) on sales of investments	400	945	279	51,752	375
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,343	2,643	(37)	23,062	11,342
Net increase (decrease) in net assets resulting from operations	4,743	3,588	242	71,704	11,717

Contract transactions
Contract purchase payments	2,914	5,556	339	19,857	17,091
Net transfers(1)	(558)	(4,928)	(1,735)	(31,254)	21,786
Transfers for policy loans	—	—	—	3,184	—
Policy charges	(1,065)	(2,584)	(160)	(8,059)	(1,537)
Contract terminations:
Surrender benefits	(1)	(142)	—	(26,786)	(1)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	1,290	(2,098)	(1,556)	(43,058)	37,339
Net assets at beginning of year	14,068	12,838	1,692	389,991	53,874
Net assets at end of year	$20,101	$14,328	$378	$418,637	$102,930

Accumulation unit activity
Units outstanding at beginning of year	8,498	8,446	1,079	250,409	32,355
Contract purchase payments	1,453	3,116	199	11,588	9,293
Net transfers(1)	(253)	(2,817)	(989)	(39,679)	11,875
Transfers for policy loans	—	—	—	1,642	—
Policy charges	(545)	(1,465)	(97)	(4,736)	(839)
Contract terminations:
Surrender benefits	—	(73)	—	(12,190)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	9,153	7,207	192	207,034	52,684

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$—	$476	$—	$22	$—
Net realized gain (loss) on sales of investments	7	280	706	(2)	1,394
Distributions from capital gains	—	8,210	—	5	—
Net change in unrealized appreciation or depreciation of investments	618	11,346	67	34	8,406
Net increase (decrease) in net assets resulting from operations	625	20,312	773	59	9,800

Contract transactions
Contract purchase payments	1,134	20,002	931	1,153	70,326
Net transfers(1)	—	2,703	(4,332)	3,905	(8,222)
Transfers for policy loans	—	(490)	—	—	—
Policy charges	(155)	(4,789)	(185)	(155)	(2,170)
Contract terminations:
Surrender benefits	—	(1,987)	—	(81)	(119)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	979	15,439	(3,586)	4,822	59,815
Net assets at beginning of year	1,507	68,788	5,294	780	22,584
Net assets at end of year	$3,111	$104,539	$2,481	$5,661	$92,199

Accumulation unit activity
Units outstanding at beginning of year	987	60,203	3,682	671	12,212
Contract purchase payments	648	15,088	614	1,089	36,057
Net transfers(1)	—	2,506	(2,692)	3,642	(3,962)
Transfers for policy loans	—	(350)	—	—	—
Policy charges	(89)	(3,641)	(122)	(145)	(1,097)
Contract terminations:
Surrender benefits	—	(1,516)	—	—	(60)
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,546	72,290	1,482	5,257	43,150

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	83

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Operations
Investment income (loss) — net	$(2,841)	$2	$—	$2,301	$28,653
Net realized gain (loss) on sales of investments	21,458	—	26	18	461
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	38,961	(1)	2,003	7,106	1,252
Net increase (decrease) in net assets resulting from operations	57,578	1	2,029	9,425	30,366

Contract transactions
Contract purchase payments	22,404	183	2,134	40,346	45,568
Net transfers(1)	88,345	—	1,078	(2,169)	103,625
Transfers for policy loans	5,991	—	—	12	2,864
Policy charges	(7,063)	(22)	(397)	(6,608)	(31,564)
Contract terminations:
Surrender benefits	(25,624)	—	(1)	(2,070)	(108,394)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	84,053	161	2,814	29,511	12,099
Net assets at beginning of year	350,172	249	7,864	122,113	1,089,732
Net assets at end of year	$491,803	$411	$12,707	$161,049	$1,132,197

Accumulation unit activity
Units outstanding at beginning of year	142,435	171	5,620	122,562	759,785
Contract purchase payments	7,778	180	1,361	38,041	33,130
Net transfers(1)	24,968	—	684	(1,903)	75,597
Transfers for policy loans	2,017	—	—	18	2,046
Policy charges	(2,600)	(21)	(260)	(6,314)	(21,375)
Contract terminations:
Surrender benefits	(9,719)	—	—	(2,111)	(68,668)
Death benefits	—	—	—	—	—
Units outstanding at end of year	164,879	330	7,405	150,293	780,515

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$3,577	$19,901	$12,484	$(5,868)	$(716)
Net realized gain (loss) on sales of investments	236,993	143,380	134,883	119,317	152,817
Distributions from capital gains	215,286	96,331	49,904	279,109	223,789
Net change in unrealized appreciation or depreciation of investments	297,612	333,648	109,291	713,778	518,540
Net increase (decrease) in net assets resulting from operations	753,468	593,260	306,562	1,106,336	894,430

Contract transactions
Contract purchase payments	180,649	165,409	72,574	207,888	257,172
Net transfers(1)	(111,550)	(91,047)	(37,503)	(194,833)	(48,802)
Transfers for policy loans	(33,042)	(56,011)	2,550	(108,114)	(16,981)
Policy charges	(105,683)	(158,220)	(52,601)	(221,432)	(119,101)
Contract terminations:
Surrender benefits	(297,890)	(255,459)	(115,933)	(364,531)	(234,287)
Death benefits	—	—	(19,823)	—	(7,353)
Increase (decrease) from contract transactions	(367,516)	(395,328)	(150,736)	(681,022)	(169,352)
Net assets at beginning of year	3,802,463	3,912,442	1,972,470	5,916,141	4,563,102
Net assets at end of year	$4,188,415	$4,110,374	$2,128,296	$6,341,455	$5,288,180

Accumulation unit activity
Units outstanding at beginning of year	2,120,465	1,603,416	1,321,897	1,764,867	2,840,765
Contract purchase payments	90,097	64,918	50,659	57,173	160,880
Net transfers(1)	(109,182)	(33,544)	94,793	(54,949)	456,906
Transfers for policy loans	(16,007)	(21,470)	3,423	(33,982)	(8,138)
Policy charges	(52,735)	(64,439)	(36,446)	(59,421)	(81,850)
Contract terminations:
Surrender benefits	(139,222)	(92,901)	(73,097)	(99,243)	(150,268)
Death benefits	—	—	(14,311)	—	(5,545)
Units outstanding at end of year	1,893,416	1,455,980	1,346,918	1,574,445	3,212,750

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	85

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Operations
Investment income (loss) — net	$8,264	$8,628	$294	$61,507	$5,122
Net realized gain (loss) on sales of investments	26,355	54,381	82	(5,733)	159
Distributions from capital gains	1,261	1,126	51	—	—
Net change in unrealized appreciation or depreciation of investments	305,526	223,311	38	171,653	7,895
Net increase (decrease) in net assets resulting from operations	341,406	287,446	465	227,427	13,176

Contract transactions
Contract purchase payments	68,232	65,201	2,399	124,274	9,863
Net transfers(1)	(51,549)	1,116	5,495	(46,979)	(656)
Transfers for policy loans	(7,559)	(10,081)	(208)	(28,895)	1,499
Policy charges	(47,113)	(20,724)	(586)	(92,081)	(4,500)
Contract terminations:
Surrender benefits	(78,667)	(64,664)	(1,362)	(159,921)	(164)
Death benefits	—	—	—	(12,656)	—
Increase (decrease) from contract transactions	(116,656)	(29,152)	5,738	(216,258)	6,042
Net assets at beginning of year	1,214,847	977,265	3,838	2,408,463	149,060
Net assets at end of year	$1,439,597	$1,235,559	$10,041	$2,419,632	$168,278

Accumulation unit activity
Units outstanding at beginning of year	806,364	832,716	3,387	1,132,549	148,695
Contract purchase payments	38,921	50,243	2,093	58,745	9,236
Net transfers(1)	(29,972)	94,300	4,727	(6,761)	(567)
Transfers for policy loans	(4,203)	(4,979)	(176)	(11,868)	1,426
Policy charges	(27,648)	(16,672)	(502)	(42,382)	(4,283)
Contract terminations:
Surrender benefits	(45,120)	(50,380)	(1,108)	(71,441)	—
Death benefits	—	—	—	(5,238)	—
Units outstanding at end of year	738,342	905,228	8,421	1,053,604	154,507

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Operations
Investment income (loss) — net	$29,168	$(1,955)	$6,102	$512	$(348)
Net realized gain (loss) on sales of investments	108,754	30,963	114,378	475	4,345
Distributions from capital gains	72,291	172,313	326,807	—	51,188
Net change in unrealized appreciation or depreciation of investments	(79,677)	32,215	141,099	1,346	(9,878)
Net increase (decrease) in net assets resulting from operations	130,536	233,536	588,386	2,333	45,307

Contract transactions
Contract purchase payments	105,992	120,932	246,862	2,388	15,401
Net transfers(1)	(7,869)	(128,331)	(159,622)	(10,437)	23,537
Transfers for policy loans	(46,200)	(4,853)	(49,712)	(1,890)	188
Policy charges	(37,112)	(67,552)	(172,081)	(929)	(13,595)
Contract terminations:
Surrender benefits	(94,177)	(112,892)	(342,787)	(819)	(15,012)
Death benefits	—	(2,853)	(2,621)	—	—
Increase (decrease) from contract transactions	(79,366)	(195,549)	(479,961)	(11,687)	10,519
Net assets at beginning of year	1,711,853	2,522,427	5,943,683	56,147	423,173
Net assets at end of year	$1,763,023	$2,560,414	$6,052,108	$46,793	$478,999

Accumulation unit activity
Units outstanding at beginning of year	774,626	799,806	1,954,899	61,489	133,080
Contract purchase payments	50,022	46,169	83,133	2,554	4,629
Net transfers(1)	67,355	1,929	122,046	(11,365)	7,210
Transfers for policy loans	(17,661)	(1,272)	(17,195)	(1,997)	60
Policy charges	(16,978)	(23,166)	(57,592)	(989)	(4,117)
Contract terminations:
Surrender benefits	(55,846)	(31,261)	(104,077)	(810)	(4,578)
Death benefits	—	(823)	(850)	—	—
Units outstanding at end of year	801,518	791,382	1,980,364	48,882	136,284

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	87

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$18,926	$(2,940)	$(4,733)	$5,149	$3,551
Net realized gain (loss) on sales of investments	172,689	29,951	74,114	(1,728)	16,203
Distributions from capital gains	262,868	41,009	75,430	8,736	12,524
Net change in unrealized appreciation or depreciation of investments	62,745	52,914	63,929	1,798	11,548
Net increase (decrease) in net assets resulting from operations	517,228	120,934	208,740	13,955	43,826

Contract transactions
Contract purchase payments	96,184	15,692	40,445	16,237	8,250
Net transfers(1)	(117,900)	(43,250)	(46,708)	5,963	14,860
Transfers for policy loans	(50,356)	(10,689)	(21,144)	(511)	(11,687)
Policy charges	(78,968)	(20,093)	(19,042)	(1,729)	(6,702)
Contract terminations:
Surrender benefits	(145,301)	(22,356)	(30,116)	(6,312)	(34,598)
Death benefits	(8,248)	—	(6,876)	—	—
Increase (decrease) from contract transactions	(304,589)	(80,696)	(83,441)	13,648	(29,877)
Net assets at beginning of year	2,375,088	462,425	818,479	150,305	275,200
Net assets at end of year	$2,587,727	$502,663	$943,778	$177,908	$289,149

Accumulation unit activity
Units outstanding at beginning of year	1,033,381	299,412	586,711	141,080	156,369
Contract purchase payments	38,105	8,675	25,557	14,090	4,379
Net transfers(1)	(64,060)	(22,740)	(15,506)	4,252	(1,501)
Transfers for policy loans	(17,340)	(5,679)	(12,283)	(446)	(5,061)
Policy charges	(31,373)	(11,074)	(12,070)	(1,519)	(3,455)
Contract terminations:
Surrender benefits	(56,066)	(11,675)	(18,452)	(5,781)	(14,302)
Death benefits	(2,352)	—	(4,279)	—	—
Units outstanding at end of year	900,295	256,919	549,678	151,676	136,429

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I
Operations
Investment income (loss) — net	$16,449	$11,906	$7,383	$(4,115)	$(3,573)
Net realized gain (loss) on sales of investments	355,008	89,198	57,526	19,826	23,190
Distributions from capital gains	522,694	42,083	—	42,744	25,313
Net change in unrealized appreciation or depreciation of investments	283,115	(53,539)	183,142	77,207	90,611
Net increase (decrease) in net assets resulting from operations	1,177,266	89,648	248,051	135,662	135,541

Contract transactions
Contract purchase payments	457,923	41,283	53,266	26,804	24,962
Net transfers(1)	(440,298)	(59,143)	(71,653)	2,883	(2,153)
Transfers for policy loans	(65,506)	(88,104)	(13,471)	(20,345)	2,271
Policy charges	(517,199)	(26,423)	(28,489)	(18,657)	(17,995)
Contract terminations:
Surrender benefits	(584,618)	(76,357)	(68,159)	(82,133)	(26,716)
Death benefits	(13,885)	—	—	(2,448)	—
Increase (decrease) from contract transactions	(1,163,583)	(208,744)	(128,506)	(93,896)	(19,631)
Net assets at beginning of year	10,164,179	1,280,941	1,186,765	641,512	395,368
Net assets at end of year	$10,177,862	$1,161,845	$1,306,310	$683,278	$511,278

Accumulation unit activity
Units outstanding at beginning of year	3,529,873	707,995	896,129	451,485	172,218
Contract purchase payments	148,913	21,907	32,644	16,704	8,797
Net transfers(1)	(141,677)	(29,490)	(93,014)	4,652	(3,979)
Transfers for policy loans	(22,491)	(47,454)	(11,991)	(12,345)	746
Policy charges	(167,216)	(14,127)	(19,364)	(11,579)	(6,235)
Contract terminations:
Surrender benefits	(190,772)	(40,838)	(51,245)	(52,323)	(9,022)
Death benefits	(4,534)	—	—	(1,458)	—
Units outstanding at end of year	3,152,096	597,993	753,159	395,136	162,525

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	89

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Ivy VIP Asset Strategy	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Gbl Tech, Serv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$655	$(2,519)	$40	$(9,280)	$20,723
Net realized gain (loss) on sales of investments	(6,403)	16,456	—	84,019	(136,785)
Distributions from capital gains	—	38,804	—	84,974	—
Net change in unrealized appreciation or depreciation of investments	18,069	82,951	9	327,793	657,888
Net increase (decrease) in net assets resulting from operations	12,321	135,692	49	487,506	541,826

Contract transactions
Contract purchase payments	5,167	15,782	274	54,062	112,390
Net transfers(1)	(26,448)	(22,363)	—	(26,626)	(85,273)
Transfers for policy loans	149	(7,545)	—	(18,976)	(3,096)
Policy charges	(1,004)	(19,236)	(32)	(43,467)	(70,040)
Contract terminations:
Surrender benefits	—	(12,707)	—	(68,939)	(187,874)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(22,136)	(46,069)	242	(103,946)	(233,893)
Net assets at beginning of year	85,469	532,150	1,405	1,132,870	1,880,788
Net assets at end of year	$75,654	$621,773	$1,696	$1,516,430	$2,188,721

Accumulation unit activity
Units outstanding at beginning of year	99,068	194,448	1,229	666,311	1,462,238
Contract purchase payments	5,511	5,190	248	25,142	71,893
Net transfers(1)	(28,855)	(9,768)	—	(33,281)	(54,422)
Transfers for policy loans	170	(1,742)	—	(8,592)	1,791
Policy charges	(1,026)	(7,432)	(29)	(21,108)	(45,301)
Contract terminations:
Surrender benefits	—	(4,026)	—	(27,524)	(131,986)
Death benefits	—	—	—	—	—
Units outstanding at end of year	74,868	176,670	1,448	600,948	1,304,213

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(2,522)	$(508)	$(4,465)	$(9,456)	$49,098
Net realized gain (loss) on sales of investments	18,246	6,187	1,218	35,073	14,725
Distributions from capital gains	4,644	3,843	109,204	30,080	—
Net change in unrealized appreciation or depreciation of investments	89,335	2,903	395,382	283,885	127,910
Net increase (decrease) in net assets resulting from operations	109,703	12,425	501,339	339,582	191,733

Contract transactions
Contract purchase payments	18,368	2,409	66,248	65,829	97,356
Net transfers(1)	(20,925)	9,438	(135,198)	(45,512)	(170,708)
Transfers for policy loans	5,972	(474)	(6,962)	(50,755)	(4,723)
Policy charges	(17,561)	(2,090)	(59,605)	(43,127)	(75,901)
Contract terminations:
Surrender benefits	(38,004)	(17,954)	(108,001)	(135,903)	(103,752)
Death benefits	—	—	—	—	(7,674)
Increase (decrease) from contract transactions	(52,150)	(8,671)	(243,518)	(209,468)	(265,402)
Net assets at beginning of year	435,226	69,514	1,932,004	1,435,007	1,422,133
Net assets at end of year	$492,779	$73,268	$2,189,825	$1,565,121	$1,348,464

Accumulation unit activity
Units outstanding at beginning of year	255,209	69,023	1,876,633	622,620	549,068
Contract purchase payments	9,245	2,159	56,478	24,085	43,349
Net transfers(1)	(17,947)	7,373	(115,390)	(22,031)	(6,274)
Transfers for policy loans	2,058	(439)	(5,996)	(13,919)	413
Policy charges	(9,083)	(1,956)	(50,620)	(16,142)	(29,341)
Contract terminations:
Surrender benefits	(21,054)	(16,178)	(91,080)	(55,977)	(43,033)
Death benefits	—	—	—	—	(2,884)
Units outstanding at end of year	218,428	59,982	1,670,025	538,636	511,298

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	91

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv
Operations
Investment income (loss) — net	$6,117	$(2,158)	$29	$(34)	$424
Net realized gain (loss) on sales of investments	14,942	(239)	245	17	60,792
Distributions from capital gains	—	—	311	—	—
Net change in unrealized appreciation or depreciation of investments	10,982	88,713	927	708	320,896
Net increase (decrease) in net assets resulting from operations	32,041	86,316	1,512	691	382,112

Contract transactions
Contract purchase payments	17,810	49,949	1,138	1,985	178,486
Net transfers(1)	(26,441)	10,490	(1,365)	1,909	(12,928)
Transfers for policy loans	1,369	540	—	—	(16,245)
Policy charges	(12,528)	(9,612)	(1,553)	(251)	(19,527)
Contract terminations:
Surrender benefits	(30,364)	(13,014)	(212)	(73)	(148,885)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(50,154)	38,353	(1,992)	3,570	(19,099)
Net assets at beginning of year	385,315	197,901	9,273	8,699	1,074,610
Net assets at end of year	$367,202	$322,570	$8,793	$12,960	$1,437,623

Accumulation unit activity
Units outstanding at beginning of year	318,026	132,285	5,655	9,018	639,157
Contract purchase payments	14,085	31,400	641	2,093	105,066
Net transfers(1)	(42,812)	(520)	(767)	1,982	(26,967)
Transfers for policy loans	(293)	196	—	—	(5,976)
Policy charges	(9,735)	(5,032)	(871)	(260)	(10,062)
Contract terminations:
Surrender benefits	(24,269)	(4,517)	(117)	—	(75,740)
Death benefits	—	—	—	—	—
Units outstanding at end of year	255,002	153,812	4,541	12,833	625,478

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$27,337	$57	$42,819	$59	$2,063
Net realized gain (loss) on sales of investments	(22,347)	46,431	2,647	1	113
Distributions from capital gains	—	62,927	—	—	—
Net change in unrealized appreciation or depreciation of investments	103,005	37,497	86,269	286	3,950
Net increase (decrease) in net assets resulting from operations	107,995	146,912	131,735	346	6,126

Contract transactions
Contract purchase payments	85,830	98,665	234,330	603	2,373
Net transfers(1)	8,698	(9,557)	(75,119)	—	42,949
Transfers for policy loans	(19,921)	14,639	28,346	—	(124)
Policy charges	(69,130)	(51,828)	(50,083)	(40)	(4,382)
Contract terminations:
Surrender benefits	(147,393)	(182,092)	(103,684)	—	(2,135)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(141,916)	(130,173)	33,790	563	38,681
Net assets at beginning of year	2,093,953	1,167,936	1,017,340	2,213	132,311
Net assets at end of year	$2,060,032	$1,184,675	$1,182,865	$3,122	$177,118

Accumulation unit activity
Units outstanding at beginning of year	1,416,597	583,863	725,335	2,125	120,005
Contract purchase payments	56,113	48,571	161,862	563	2,213
Net transfers(1)	4,897	(11,226)	(53,710)	—	40,773
Transfers for policy loans	(12,462)	3,964	21,599	—	(118)
Policy charges	(45,092)	(25,089)	(33,311)	(39)	(4,117)
Contract terminations:
Surrender benefits	(100,464)	(81,824)	(76,718)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,319,589	518,259	745,057	2,649	158,756

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	93

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB
Operations
Investment income (loss) — net	$(1,735)	$25,805	$4,057	$(524)	$5
Net realized gain (loss) on sales of investments	404	(3,852)	9,753	330,601	22,457
Distributions from capital gains	79,364	—	—	630,068	11,126
Net change in unrealized appreciation or depreciation of investments	45,405	8,032	45,955	1,274,943	3,005
Net increase (decrease) in net assets resulting from operations	123,438	29,985	59,765	2,235,088	36,593

Contract transactions
Contract purchase payments	46,773	16,956	6,586	326,588	5,432
Net transfers(1)	(10,512)	(2,943)	12,628	(237,144)	(6,879)
Transfers for policy loans	111,313	(14,429)	(7,523)	(39,405)	(9,846)
Policy charges	(23,411)	(18,702)	(6,812)	(408,409)	(3,939)
Contract terminations:
Surrender benefits	(120,169)	(79,165)	(33,356)	(527,346)	(36,948)
Death benefits	—	—	—	(16,284)	—
Increase (decrease) from contract transactions	3,994	(98,283)	(28,477)	(902,000)	(52,180)
Net assets at beginning of year	868,412	525,529	239,222	8,203,820	141,342
Net assets at end of year	$995,844	$457,231	$270,510	$9,536,908	$125,755

Accumulation unit activity
Units outstanding at beginning of year	336,341	217,855	147,596	3,110,137	71,317
Contract purchase payments	16,535	6,710	3,421	108,026	2,578
Net transfers(1)	(3,967)	(1,268)	5,661	(79,109)	(3,311)
Transfers for policy loans	36,065	(6,318)	(3,623)	(11,970)	(4,087)
Policy charges	(7,988)	(7,382)	(3,540)	(134,780)	(1,768)
Contract terminations:
Surrender benefits	(40,264)	(32,411)	(16,741)	(172,264)	(16,143)
Death benefits	—	—	—	(5,750)	—
Units outstanding at end of year	336,722	177,186	132,774	2,814,290	48,586

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2
Operations
Investment income (loss) — net	$(614)	$(1,103)	$3,904	$3,011	$(71,871)
Net realized gain (loss) on sales of investments	12,624	315	29,286	(853)	604,938
Distributions from capital gains	220,950	456	—	—	—
Net change in unrealized appreciation or depreciation of investments	(141,786)	986	241,458	3,868	1,752,053
Net increase (decrease) in net assets resulting from operations	91,174	654	274,648	6,026	2,285,120

Contract transactions
Contract purchase payments	100,649	5,987	116,036	26,383	1,323,233
Net transfers(1)	(56,422)	44,688	(83,845)	65,893	129,344
Transfers for policy loans	(6,543)	(1,084)	(36,692)	767	(174,342)
Policy charges	(92,278)	(2,794)	(84,702)	(1,853)	(340,810)
Contract terminations:
Surrender benefits	(75,294)	—	(138,100)	(2,582)	(275,363)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(129,888)	46,797	(227,303)	88,608	662,062
Net assets at beginning of year	2,182,518	115,118	2,239,667	74,031	12,161,528
Net assets at end of year	$2,143,804	$162,569	$2,287,012	$168,665	$15,108,710

Accumulation unit activity
Units outstanding at beginning of year	773,000	120,296	959,239	87,151	8,158,055
Contract purchase payments	36,031	5,932	46,608	26,503	857,393
Net transfers(1)	(18,430)	44,811	(32,029)	66,867	317,207
Transfers for policy loans	(3,004)	(1,090)	(14,095)	775	(103,111)
Policy charges	(31,851)	(2,838)	(33,857)	(1,989)	(212,630)
Contract terminations:
Surrender benefits	(25,844)	—	(56,785)	(2,660)	(168,364)
Death benefits	—	—	—	—	—
Units outstanding at end of year	729,902	167,111	869,081	176,647	8,848,550

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	95

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(129,000)	$896	$(4,710)	$(6,872)	$(234)
Net realized gain (loss) on sales of investments	2,104,052	(3,311)	10,463	36,377	1,044
Distributions from capital gains	—	11,899	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,186,756	22,577	31,080	32,043	1,597
Net increase (decrease) in net assets resulting from operations	3,161,808	32,061	36,833	61,548	2,407

Contract transactions
Contract purchase payments	1,015,700	51,813	72,703	57,868	264
Net transfers(1)	(931,976)	12,847	(21,381)	(33,488)	8,481
Transfers for policy loans	(88,258)	(597)	(31,071)	4,063	14
Policy charges	(427,706)	(5,443)	(52,338)	(58,965)	(891)
Contract terminations:
Surrender benefits	(1,414,721)	(5,959)	(915)	(127,836)	(7,676)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1,846,961)	52,661	(33,002)	(158,358)	192
Net assets at beginning of year	18,132,705	80,991	558,408	962,404	36,687
Net assets at end of year	$19,447,552	$165,713	$562,239	$865,594	$39,286

Accumulation unit activity
Units outstanding at beginning of year	11,858,349	68,985	455,720	780,830	36,025
Contract purchase payments	616,876	37,886	57,695	45,611	225
Net transfers(1)	(196,971)	9,100	(16,253)	(27,880)	7,874
Transfers for policy loans	(61,097)	(407)	(23,555)	3,134	13
Policy charges	(264,664)	(3,944)	(41,425)	(46,396)	(840)
Contract terminations:
Surrender benefits	(909,249)	(4,629)	(728)	(98,554)	(7,439)
Death benefits	—	—	—	—	—
Units outstanding at end of year	11,043,244	106,991	431,454	656,745	35,858

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(425)	$(11,284)	$(2,575)	$(167,250)	$(280,955)
Net realized gain (loss) on sales of investments	6,861	4,340	7,969	725,036	2,067,674
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(969)	223,437	87,175	2,308,597	2,843,334
Net increase (decrease) in net assets resulting from operations	5,467	216,493	92,569	2,866,383	4,630,053

Contract transactions
Contract purchase payments	3,002	46,904	58,319	1,664,917	2,103,765
Net transfers(1)	(57,211)	7,929	241,315	434,399	(750,857)
Transfers for policy loans	—	(247)	487	(27,582)	(186,332)
Policy charges	(884)	(14,831)	(28,623)	(804,278)	(1,658,761)
Contract terminations:
Surrender benefits	(1)	(25)	(21,711)	(1,480,529)	(1,714,407)
Death benefits	—	—	—	—	(44,478)
Increase (decrease) from contract transactions	(55,094)	39,730	249,787	(213,073)	(2,251,070)
Net assets at beginning of year	62,449	1,291,740	622,405	23,294,652	38,287,218
Net assets at end of year	$12,822	$1,547,963	$964,761	$25,947,962	$40,666,201

Accumulation unit activity
Units outstanding at beginning of year	62,138	1,303,831	614,930	16,811,757	27,470,821
Contract purchase payments	2,792	42,243	53,364	1,140,051	1,425,067
Net transfers(1)	(52,747)	7,145	213,358	369,442	(446,910)
Transfers for policy loans	—	(230)	436	(18,078)	(128,005)
Policy charges	(832)	(13,622)	(26,349)	(548,116)	(1,117,958)
Contract terminations:
Surrender benefits	—	—	(20,299)	(991,743)	(1,126,100)
Death benefits	—	—	—	—	(28,829)
Units outstanding at end of year	11,351	1,339,367	835,440	16,763,313	26,048,086

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	97

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2
Operations
Investment income (loss) — net	$(191,041)	$(405,901)	$(18,370)	$(34,887)	$102
Net realized gain (loss) on sales of investments	1,008,115	4,606,307	134,163	499,609	(12)
Distributions from capital gains	—	—	—	—	4
Net change in unrealized appreciation or depreciation of investments	3,475,860	4,170,253	113,744	(39,215)	50
Net increase (decrease) in net assets resulting from operations	4,292,934	8,370,659	229,537	425,507	144

Contract transactions
Contract purchase payments	2,708,227	3,106,307	186,507	463,190	1,243
Net transfers(1)	502,910	(272,792)	(312,310)	(279,198)	(3,119)
Transfers for policy loans	(419,959)	(398,487)	(90,213)	(16,374)	—
Policy charges	(848,203)	(1,486,053)	(156,887)	(376,563)	(497)
Contract terminations:
Surrender benefits	(2,232,340)	(2,174,628)	(97,850)	(547,014)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(289,365)	(1,225,653)	(470,753)	(755,959)	(2,373)
Net assets at beginning of year	28,055,184	54,692,486	2,624,113	5,049,857	4,543
Net assets at end of year	$32,058,753	$61,837,492	$2,382,897	$4,719,405	$2,314

Accumulation unit activity
Units outstanding at beginning of year	19,492,655	37,017,268	1,992,647	3,865,431	4,226
Contract purchase payments	1,793,293	1,967,940	137,950	338,975	1,149
Net transfers(1)	477,531	162,122	(220,022)	(236,565)	(2,869)
Transfers for policy loans	(272,066)	(261,220)	(62,675)	(12,018)	—
Policy charges	(553,889)	(932,052)	(114,560)	(274,004)	(461)
Contract terminations:
Surrender benefits	(1,458,261)	(1,366,139)	(70,328)	(407,012)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	19,479,263	36,587,919	1,663,012	3,274,807	2,045

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$—	$—	$(4,252)	$28,224	$(35,809)
Net realized gain (loss) on sales of investments	31	5	74,840	(21,562)	(176,299)
Distributions from capital gains	—	—	—	36,482	956,352
Net change in unrealized appreciation or depreciation of investments	1,111	223	(29,971)	1,317,648	295,514
Net increase (decrease) in net assets resulting from operations	1,142	228	40,617	1,360,792	1,039,758

Contract transactions
Contract purchase payments	3,468	3,420	30,104	245,290	240,932
Net transfers(1)	5,678	81	(25,328)	(102,154)	(185,200)
Transfers for policy loans	—	—	(56,691)	(52,243)	(90,422)
Policy charges	(555)	(103)	(16,156)	(144,779)	(187,069)
Contract terminations:
Surrender benefits	(17)	—	(24,884)	(298,088)	(337,101)
Death benefits	—	—	(2,687)	(12,223)	(8,894)
Increase (decrease) from contract transactions	8,574	3,398	(95,642)	(364,197)	(567,754)
Net assets at beginning of year	1,373	203	731,112	4,345,709	5,750,536
Net assets at end of year	$11,089	$3,829	$676,087	$5,342,304	$6,222,540

Accumulation unit activity
Units outstanding at beginning of year	991	116	255,986	2,002,372	1,931,501
Contract purchase payments	2,333	2,113	10,744	103,423	77,472
Net transfers(1)	3,869	51	1,106	147,337	56,030
Transfers for policy loans	—	—	(21,659)	(23,580)	(26,403)
Policy charges	(368)	(64)	(5,960)	(59,600)	(60,935)
Contract terminations:
Surrender benefits	—	—	(10,582)	(139,018)	(106,492)
Death benefits	—	—	(874)	(4,570)	(2,492)
Units outstanding at end of year	6,825	2,216	228,761	2,026,364	1,868,681

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	99

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$470	$25,067	$1,134	$(4,519)	$75
Net realized gain (loss) on sales of investments	34,065	11,133	76,996	21,451	1
Distributions from capital gains	20,614	—	88,600	25,200	—
Net change in unrealized appreciation or depreciation of investments	(1,325)	208,826	27,804	149,156	8
Net increase (decrease) in net assets resulting from operations	53,824	245,026	194,534	191,288	84

Contract transactions
Contract purchase payments	27,611	54,495	67,242	38,153	856
Net transfers(1)	593	12,701	3,579	(5,428)	24
Transfers for policy loans	15,348	485	(3,515)	(223)	—
Policy charges	(13,984)	(30,505)	(28,512)	(21,980)	(95)
Contract terminations:
Surrender benefits	(13,805)	(88,837)	(95,629)	(69,720)	—
Death benefits	—	—	(2,905)	—	—
Increase (decrease) from contract transactions	15,763	(51,661)	(59,740)	(59,198)	785
Net assets at beginning of year	456,920	1,061,344	1,008,454	783,986	708
Net assets at end of year	$526,507	$1,254,709	$1,143,248	$916,076	$1,577

Accumulation unit activity
Units outstanding at beginning of year	256,845	637,860	372,963	355,323	573
Contract purchase payments	16,598	29,451	26,616	14,617	744
Net transfers(1)	42,371	6,801	22,254	11,104	21
Transfers for policy loans	10,267	315	(1,438)	(130)	—
Policy charges	(9,238)	(16,145)	(10,463)	(8,061)	(83)
Contract terminations:
Surrender benefits	(9,480)	(45,796)	(36,449)	(29,301)	—
Death benefits	—	—	(815)	—	—
Units outstanding at end of year	307,363	612,486	372,668	343,552	1,255

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for individual variable life insurance policies issued by RiverSource Life of NY. The following is a list of each variable life insurance product funded through the Account.

RiverSource Succession Select® Variable Life Insurance

RiverSource® Variable Second-To-Die Life Insurance*

RiverSource® Variable Universal Life Insurance

RiverSource® Variable Universal Life Insurance III*

RiverSource® Variable Universal Life IV

RiverSource® Variable Universal Life IV – Estate Series

RiverSource® Variable Universal Life 5

RiverSource® Variable Universal Life 5 – Estate Series

RiverSource® Variable Universal Life 6 Insurance

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2018, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl I	American Century VP Value, Class I
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Div Abs Return, Cl 2	Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2) (previously Columbia Variable Portfolio – Global Bond Fund (Class 2))
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3) (previously Columbia Variable Portfolio – Global Bond Fund (Class 3))
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	101

Division	Fund
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Mid Cap Val, Cl 2	Columbia Variable Portfolio – Mid Cap Value Fund (Class 2) (effective on or about May 1, 2019, this Fund will be renamed to Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2))
Col VP Mid Cap Val, Cl 3	Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (effective on or about May 1, 2019, this Fund will be renamed to Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3))
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2) (effective on or about May 1, 2019, this Fund will be renamed to Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2))
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (effective on or about May 1, 2019, this Fund will be renamed to Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3))
Col VP Select Sm Cap Val, Cl 2

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)
(effective on or about May 1, 2019, this Fund will be renamed to Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2))

Col VP Select Sm Cap Val, Cl 3

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)
(effective on or about May 1, 2019, this Fund will be renamed to Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3))

Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Eq, Cl 2	Columbia Variable Portfolio – U.S. Equities Fund (Class 2)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP AQR Intl Core Eq, Cl 2	CTIVP®– AQR International Core Equity Fund (Class 2) (previously CTIVPSM – Pyramis® International Equity Fund (Class 2))
CTIVP AQR Man Fut Strategy, Cl 2	CTIVP® – AQR Managed Futures Strategy Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP DFA Intl Val, Cl 2	CTIVP® – DFA International Value Fund (Class 2)
CTIVP Lazard Intl Eq Adv, Cl 2	CTIVP® – Lazard International Equity Advantage Fund (Class 2)
CTIVP Loomis Sayles Gro, Cl 2	CTIVP® – Loomis Sayles Growth Fund (Class 2)
CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP® – Los Angeles Capital Large Cap Growth Fund (Class 2)
CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP® – MFS® Blended Research® Core Equity Fund (Class 2)
CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP® – MFS® Blended Research® Core Equity Fund (Class 3)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2)
CTIVP MS Adv, Cl 2	CTIVP® – Morgan Stanley Advantage Fund (Class 2)
CTIVP Oppen Intl Gro, Cl 2	CTIVP® – Oppenheimer International Growth Fund (Class 2)
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
CTIVP WF Short Duration Govt, Cl 2	CTIVP® – Wells Fargo Short Duration Government Fund (Class 2)

102	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B (previously Deutsche Alternative Asset Allocation VIP, Class B)
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Mid Cap Gro, Ser I	Invesco V.I. Mid Cap Growth Fund, Series I Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Ivy VIP Asset Strategy	Ivy VIP Asset Strategy, Class II
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares(1),(2)
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Henderson VIT Gbl Tech, Serv	Janus Henderson VIT Global Technology Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
MS VIF Mid Cap Gro, Cl II	Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (effective on or about April 30, 2019, this Fund will be renamed to Morgan Stanley VIF Discovery Portfolio, Class II Shares)
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
Oppen Global VA, Serv	Oppenheimer Global Fund/VA, Service Shares(3)
Oppen Global Strategic Inc VA, Srv	Oppenheimer Global Strategic Income Fund/VA, Service Shares(4)
Oppen Main St Sm Cap VA, Serv	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares(5)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	103

Division	Fund
Third Ave Val	Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Col Wanger Intl Eq, Cl 2	Variable Portfolio – Columbia Wanger International Equities Fund (Class 2)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
Wanger Intl	Wanger International
Wanger USA	Wanger USA
WF VT Index Asset Alloc, Cl 2	Wells Fargo VT Index Asset Allocation Fund – Class 2
WF VT Intl Eq, Cl 2	Wells Fargo VT International Equity Fund – Class 2
WF VT Opp, Cl 2	Wells Fargo VT Opportunity Fund – Class 2
WF VT Sm Cap Gro, Cl 2	Wells Fargo VT Small Cap Growth Fund – Class 2
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson VIT Balanced Portfolio: Service Shares on April 27, 2018.
(2)	For the period April 27, 2018 (commencement of operations) to December 31, 2018.
(3)	Oppenheimer Global Fund/VA, Service Shares is scheduled to merge into Invesco Oppenheimer V.I. Global Fund, Series II Shares on or about May 24, 2019.
(4)	Oppenheimer Global Strategic Income Fund/VA, Service Shares is scheduled to merge into Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares on or about May 24, 2019.
(5)	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares is scheduled to merge into Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Shares on or about May 24, 2019.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the variable life insurance policies.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

104	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2018.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Accounting Standards Update 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.

3.  VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.00%, 0.20%, 0.30%, 0.45% or 0.90% of the average daily net assets of each subaccount depending on the product selected.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York.

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge a death benefit guarantee charge or a no lapse guarantee charge.

Additional information can be found in the applicable product’s prospectus.

5.  SURRENDER CHARGES

RiverSource Life of NY may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	105

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2018 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$7
AB VPS Gro & Inc, Cl B	535,825
AB VPS Intl Val, Cl B	296,693
AB VPS Lg Cap Gro, Cl B	385,684
ALPS Alerian Engy Infr, Class III	249,603
AC VP Intl, Cl I	85,536
AC VP Intl, Cl II	188,664
AC VP Val, Cl I	305,836
AC VP Val, Cl II	319,733
BlackRock Global Alloc, Cl III	140,222
Calvert VP SRI Bal, Cl I	96,405
Col VP Bal, Cl 3	509,792
Col VP Commodity Strategy, Cl 2	9,427
Col VP Contrarian Core, Cl 2	16,655
Col VP Disciplined Core, Cl 2	50,097
Col VP Disciplined Core, Cl 3	325,669
Col VP Div Abs Return, Cl 2	161
Col VP Divd Opp, Cl 2	4,430
Col VP Divd Opp, Cl 3	683,141
Col VP Emerg Mkts Bond, Cl 2	6,062
Col VP Emer Mkts, Cl 2	82,000
Col VP Emer Mkts, Cl 3	508,993
Col VP Global Strategic Inc, Cl 2	10,177
Col VP Global Strategic Inc, Cl 3	191,857
Col VP Govt Money Mkt, Cl 2	120,186
Col VP Govt Money Mkt, Cl 3	735,827
Col VP Hi Yield Bond, Cl 2	83,708
Col VP Hi Yield Bond, Cl 3	301,314
Col VP Inc Opp, Cl 2	7,994
Col VP Inc Opp, Cl 3	168,510
Col VP Inter Bond, Cl 2	5,635
Col VP Inter Bond, Cl 3	713,885
Col VP Lg Cap Gro, Cl 2	39,752
Col VP Lg Cap Gro, Cl 3	188,281
Col VP Lg Cap Index, Cl 3	685,613
Col VP Limited Duration Cr, Cl 2	56,821
Col VP Long Govt/Cr Bond, Cl 2	5
Col VP Mid Cap Gro, Cl 2	20,357
Col VP Mid Cap Gro, Cl 3	67,494
Col VP Mid Cap Val, Cl 2	18,104

Division	Purchases
Col VP Mid Cap Val, Cl 3	$98,343
Col VP Overseas Core, Cl 2	27,821
Col VP Overseas Core, Cl 3	313,364
Col VP Select Lg Cap Val, Cl 2	15,723
Col VP Select Lg Cap Val, Cl 3	114,156
Col VP Select Sm Cap Val, Cl 2	22,773
Col VP Select Sm Cap Val, Cl 3	54,596
Col VP Strategic Inc, Cl 2	48,981
Col VP US Eq, Cl 2	9,255
Col VP US Govt Mtge, Cl 2	1,240
Col VP US Govt Mtge, Cl 3	202,776
CS Commodity Return	128,694
CTIVP AC Div Bond, Cl 2	535
CTIVP AQR Intl Core Eq, Cl 2	6,297
CTIVP AQR Man Fut Strategy, Cl 2	3,007
CTIVP BR Gl Infl Prot Sec, Cl 2	5,490
CTIVP BR Gl Infl Prot Sec, Cl 3	112,183
CTIVP CenterSquare Real Est, Cl 2	24,598
CTIVP DFA Intl Val, Cl 2	43,945
CTIVP Lazard Intl Eq Adv, Cl 2	24,823
CTIVP Loomis Sayles Gro, Cl 2	14,621
CTIVP LA Capital Lg Cap Gro, Cl 2	5,501
CTIVP MFS Blend Res Core Eq, Cl 2	280
CTIVP MFS Blend Res Core Eq, Cl 3	53,964
CTIVP MFS Val, Cl 2	39,359
CTIVP MS Adv, Cl 2	8,300
CTIVP Oppen Intl Gro, Cl 2	31,634
CTIVP T Rowe Price LgCap Val, Cl 2	1,682
CTIVP TCW Core Plus Bond, Cl 2	3,418
CTIVP Vty Sycamore Estb Val, Cl 2	65,922
CTIVP Vty Sycamore Estb Val, Cl 3	206,191
CTIVP WF Short Duration Govt, Cl 2	227
CTIVP Westfield Mid Cap Gro, Cl 2	2,412
DWS Alt Asset Alloc VIP, Cl B	45,891
EV VT Floating-Rate Inc, Init Cl	502,710
Fid VIP Contrafund, Serv Cl 2	1,241,338
Fid VIP Gro & Inc, Serv Cl	341,599
Fid VIP Gro & Inc, Serv Cl 2	230,013
Fid VIP Mid Cap, Serv Cl	649,272
Fid VIP Mid Cap, Serv Cl 2	956,368

106	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Purchases
Fid VIP Overseas, Serv Cl	$81,817
Fid VIP Overseas, Serv Cl 2	138,986
Fid VIP Strategic Inc, Serv Cl 2	9,620
Frank Global Real Est, Cl 2	206,153
Frank Inc, Cl 2	27,490
Frank Mutual Shares, Cl 2	239,221
Frank Sm Cap Val, Cl 2	572,279
GS VIT Mid Cap Val, Inst	1,125,779
GS VIT Multi-Strategy Alt, Advisor	14,164
GS VIT Sm Cap Eq Insights, Inst	100,821
GS VIT U.S. Eq Insights, Inst	608,110
Invesco VI Am Fran, Ser I	137,794
Invesco VI Am Fran, Ser II	105,952
Invesco VI Bal Risk Alloc, Ser II	41,337
Invesco VI Comstock, Ser II	77,053
Invesco VI Core Eq, Ser I	915,238
Invesco VI Div Divd, Ser I	247,563
Invesco VI Intl Gro, Ser II	121,720
Invesco VI Mid Cap Gro, Ser I	143,627
Invesco VI Tech, Ser I	171,189
Ivy VIP Asset Strategy	25,543
Janus Henderson VIT Bal, Serv	3,973
Janus Henderson VIT Enter, Serv	77,359
Janus Henderson VIT Flex Bd, Serv	1,461
Janus Henderson VIT Gbl Tech, Serv	425,224
Janus Henderson VIT Overseas, Serv	206,769
Janus Henderson VIT Res, Serv	112,804
Lazard Ret Global Dyn MA, Serv	32,753
MFS Mass Inv Gro Stock, Serv Cl	275,209
MFS New Dis, Serv Cl	339,166
MFS Utilities, Serv Cl	160,616
MS VIF Global Real Est, Cl II	59,150
MS VIF Mid Cap Gro, Cl II	221,295
NB AMT Sus Eq, Cl S	1,613
NB AMT US Eq Index PW Strat, Cl S	13,236
Oppen Global VA, Serv	489,393
Oppen Global Strategic Inc VA, Srv	318,361
Oppen Main St Sm Cap VA, Serv	406,826

Division	Purchases
PIMCO VIT All Asset, Advisor Cl	$257,995
PIMCO VIT Glb MA Man Alloc, Adv Cl	893
PIMCO VIT Tot Return, Advisor Cl	40,058
Put VT Global Hlth Care, Cl IB	264,233
Put VT Hi Yield, Cl IB	39,139
Put VT Intl Eq, Cl IB	73,356
Put VT Sus Leaders, Cl IA	1,306,279
Put VT Sus Leaders, Cl IB	67,560
Royce Micro-Cap, Invest Cl	152,532
Temp Global Bond, Cl 2	20,785
Third Ave Val	125,507
VanEck VIP Global Gold, Cl S	67,973
VP Aggr, Cl 2	2,334,524
VP Aggr, Cl 4	3,519,238
VP Col Wanger Intl Eq, Cl 2	46,161
VP Conserv, Cl 2	157,614
VP Conserv, Cl 4	215,338
VP Man Vol Conserv, Cl 2	3,106
VP Man Vol Conserv Gro, Cl 2	49,706
VP Man Vol Gro, Cl 2	1,288,482
VP Man Vol Mod Gro, Cl 2	710,984
VP Mod, Cl 2	2,458,577
VP Mod, Cl 4	8,837,514
VP Mod Aggr, Cl 2	3,384,742
VP Mod Aggr, Cl 4	12,197,758
VP Mod Conserv, Cl 2	256,102
VP Mod Conserv, Cl 4	1,054,328
VP Ptnrs Core Bond, Cl 2	745
VP Ptnrs Sm Cap Gro, Cl 2	8,472
VP Ptnrs Sm Cap Val, Cl 2	3,842
VP Ptnrs Sm Cap Val, Cl 3	49,112
Wanger Intl	1,238,583
Wanger USA	1,853,334
WF VT Index Asset Alloc, Cl 2	157,013
WF VT Intl Eq, Cl 2	453,427
WF VT Opp, Cl 2	193,446
WF VT Sm Cap Gro, Cl 2	421,789
WA Var Global Hi Yd Bond, Cl II	945

8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at December 31, 2018:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	$1.16	$—	$—	$2.34	$0.85
0.20%	1.08	—	—	—	0.68
0.30%	1.07	1.47	1.01	1.97	0.68
0.45%	1.07	3.12	1.61	4.08	0.67
0.90%	1.05	2.58	1.43	2.34	0.66

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	107

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	$—	$—	$—	$1.69	$1.27
0.20%	—	—	—	—	1.06
0.30%	—	1.08	—	1.34	1.06
0.45%	2.09	1.07	2.79	1.33	1.05
0.90%	1.26	2.04	3.08	2.58	1.03

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	$—	$1.55	$0.58	$1.52	$1.94
0.20%	—	—	—	—	—
0.30%	1.31	1.34	—	—	—
0.45%	2.37	2.59	—	—	—
0.90%	1.64	1.75	—	—	—

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	$—	$0.90	$1.63	$—	$1.16
0.20%	—	—	—	—	—
0.30%	1.62	—	—	1.36	—
0.45%	3.73	—	—	2.82	—
0.90%	1.63	—	—	2.78	—

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	$1.12	$—	$0.86	$—	$1.01
0.20%	—	—	—	—	—
0.30%	—	1.12	—	0.91	—
0.45%	—	2.25	—	1.12	—
0.90%	—	3.09	—	1.61	—

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	$—	$1.26	$—	$1.24	$—
0.20%	1.01	—	—	—	—
0.30%	1.00	—	1.18	—	1.18
0.45%	0.97	—	2.43	—	2.18
0.90%	1.05	—	2.60	—	1.89

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	$1.12	$—	$1.97	$—	$1.91
0.20%	—	—	—	—	—
0.30%	—	1.13	—	1.68	1.58
0.45%	—	1.52	—	3.80	3.43
0.90%	—	1.78	—	1.32	2.05

108	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
0.00%	$1.06	$1.13	$1.74	$—	$1.68
0.20%	0.99	—	—	—	—
0.30%	0.98	—	—	1.44	—
0.45%	0.98	—	—	3.52	—
0.90%	0.96	—	—	2.51	—

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
0.00%	$—	$1.20	$—	$1.87	$—
0.20%	—	—	—	—	—
0.30%	1.27	—	1.04	—	1.42
0.45%	3.18	—	1.89	—	3.48
0.90%	1.72	—	0.94	—	1.95

Subaccount	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
0.00%	$1.74	$—	$1.18	$1.50	$1.12
0.20%	—	—	—	—	—
0.30%	—	1.26	—	—	—
0.45%	—	3.40	—	—	—
0.90%	—	2.52	—	—	—

Subaccount	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2
0.00%	$—	$—	$1.10	$1.15	$0.98
0.20%	—	—	—	—	—
0.30%	1.14	0.61	—	—	—
0.45%	1.21	0.68	—	—	—
0.90%	1.35	0.45	—	—	—

Subaccount	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
0.00%	$1.13	$—	$1.28	$1.19	$1.06
0.20%	—	—	—	—	—
0.30%	—	1.15	—	—	—
0.45%	—	1.40	—	—	—
0.90%	—	1.45	—	—	—

Subaccount	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
0.00%	$2.14	$1.96	$1.71	$—	$1.75
0.20%	—	—	—	—	—
0.30%	—	—	—	1.44	—
0.45%	—	—	—	2.92	—
0.90%	—	—	—	1.48	—

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	109

Subaccount	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
0.00%	$2.05	$1.17	$1.50	$1.08	$1.92
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.90%	—	—	—	—	—

Subaccount	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
0.00%	$—	$1.02	$1.65	$1.00	$—
0.20%	—	—	—	0.93	—
0.30%	1.53	—	—	0.92	1.12
0.45%	3.60	—	—	0.92	1.82
0.90%	2.21	—	—	0.90	1.31

Subaccount	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2
0.00%	$1.78	$—	$—	$—	$1.65
0.20%	—	—	—	—	—
0.30%	1.48	—	1.40	—	1.31
0.45%	3.34	3.26	1.39	3.07	1.30
0.90%	1.80	2.05	2.38	3.74	3.56

Subaccount	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
0.00%	$—	$—	$1.16	$—	$1.22
0.20%	—	—	—	—	1.06
0.30%	—	1.11	—	1.18	1.06
0.45%	2.03	1.10	—	2.35	1.05
0.90%	1.43	2.01	—	2.40	1.03

Subaccount	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
0.00%	$1.49	$1.69	$—	$0.91	$—
0.20%	—	—	—	0.90	—
0.30%	1.23	1.29	1.23	0.89	—
0.45%	2.40	3.23	2.92	0.89	3.65
0.90%	2.21	3.88	3.84	0.87	2.81

Subaccount	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
0.00%	$—	$—	$—	$1.16	$—
0.20%	—	—	—	1.09	—
0.30%	1.63	—	1.62	1.09	1.32
0.45%	3.50	1.89	1.61	1.08	3.11
0.90%	2.07	1.84	1.81	1.06	1.54

110	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I
0.00%	$—	$—	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	—	1.39	1.10	1.40	1.72
0.45%	2.46	1.84	2.01	1.66	4.02
0.90%	2.96	1.78	1.09	1.62	2.90

Subaccount	Ivy VIP Asset Strategy	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Gbl Tech, Serv
0.00%	$1.03	$1.00	$—	$1.10	$—
0.20%	0.96	—	—	—	—
0.30%	0.95	—	—	—	2.13
0.45%	0.94	—	4.63	—	5.51
0.90%	0.93	—	2.01	—	1.76

Subaccount	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
0.00%	$—	$1.92	$1.27	$—	$—
0.20%	—	—	1.14	—	—
0.30%	0.91	1.61	1.14	1.33	1.36
0.45%	1.64	3.34	1.13	1.32	4.32
0.90%	1.39	1.88	1.11	1.30	2.31

Subaccount	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S
0.00%	$1.47	$—	$1.88	$1.82	$0.93
0.20%	—	—	—	—	0.92
0.30%	1.26	1.14	1.48	—	0.92
0.45%	2.67	2.70	3.94	—	0.91
0.90%	4.22	1.06	2.02	—	0.89

Subaccount	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl
0.00%	$1.66	$1.09	$1.83	$1.13	$1.08
0.20%	—	—	—	—	—
0.30%	1.35	1.07	1.36	1.11	—
0.45%	2.97	1.60	3.68	1.77	—
0.90%	1.71	1.45	1.88	1.42	—

Subaccount	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
0.00%	$1.11	$—	$—	$—	$—
0.20%	1.08	—	—	—	—
0.30%	1.08	1.52	—	1.04	—
0.45%	1.07	2.98	2.28	1.81	3.80
0.90%	1.05	3.00	2.58	1.70	3.27

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	111

Subaccount	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val	VanEck VIP Global Gold, Cl S
0.00%	$—	$—	$1.06	$—	$0.86
0.20%	—	—	1.01	—	0.80
0.30%	1.73	—	1.00	—	0.80
0.45%	2.56	2.34	0.99	1.99	0.79
0.90%	2.47	3.00	0.97	2.20	0.78

Subaccount	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4
0.00%	$1.47	$—	$1.28	$1.16	$—
0.20%	—	—	—	—	—
0.30%	1.27	1.27	—	1.12	1.13
0.45%	1.74	1.74	—	1.30	1.30
0.90%	1.67	1.68	—	1.25	1.25

Subaccount	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
0.00%	$1.09	$1.09	$1.10	$1.10	$1.31
0.20%	1.08	1.08	1.09	1.09	—
0.30%	1.07	1.08	1.08	1.09	1.20
0.45%	1.06	1.07	1.07	1.08	1.53
0.90%	1.04	1.05	1.05	1.06	1.47

Subaccount	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
0.00%	$—	$1.39	$—	$1.23	$—
0.20%	—	—	—	—	—
0.30%	1.20	1.24	1.24	1.16	1.16
0.45%	1.53	1.64	1.64	1.41	1.41
0.90%	1.47	1.58	1.58	1.35	1.36

Subaccount	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl
0.00%	$1.09	$1.55	$1.48	$—	$—
0.20%	—	—	—	—	—
0.30%	—	—	—	1.15	1.13
0.45%	—	—	—	2.80	2.54
0.90%	—	—	—	2.72	2.60

Subaccount	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
0.00%	$—	$—	$—	$1.80	$1.89
0.20%	—	—	—	—	—
0.30%	1.50	1.44	1.11	1.44	1.48
0.45%	3.89	1.43	1.75	3.56	4.21
0.90%	4.04	2.51	1.68	3.16	3.98

112	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	WA Var Global Hi Yd Bond, Cl II
0.00%	$1.14
0.20%	—
0.30%	—
0.45%	—
0.90%	—

The following is a summary of units outstanding at December 31, 2018:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	—	—	—	75,125	42,017
0.20%	—	—	—	—	—
0.30%	—	273,857	445,087	12,143	166,294
0.45%	—	423,036	1,065,485	57,966	161,824
0.90%	—	124,059	218,528	146,938	211,273
Total	—	820,952	1,729,100	292,172	581,408

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	—	—	—	50,409	59,990
0.20%	—	—	—	—	—
0.30%	—	219,856	—	376,402	16,590
0.45%	130,928	335,478	522,219	899,881	274,990
0.90%	319,838	29,771	637,042	70,542	83,106
Total	450,766	585,105	1,159,261	1,397,234	434,676

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	—	8,591	21,210	36,031	117,112
0.20%	—	—	—	—	—
0.30%	4,670	23,490	—	—	—
0.45%	54,962	710,502	—	—	—
0.90%	111,003	6,855,563	—	—	—
Total	170,635	7,598,146	21,210	36,031	117,112

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	—	2,803	27,998	—	5,842
0.20%	—	—	—	—	—
0.30%	75,864	—	—	1,087,281	—
0.45%	896,243	—	—	2,019,958	—
0.90%	12,065,220	—	—	1,251,346	—
Total	13,037,327	2,803	27,998	4,358,585	5,842

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	113

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	204,683	—	82,904	—	120,906
0.20%	—	—	—	—	—
0.30%	—	241,291	—	259,025	—
0.45%	—	590,255	—	642,803	—
0.90%	—	263,807	—	320,473	—
Total	204,683	1,095,353	82,904	1,222,301	120,906

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	—	165,358	—	13,429	—
0.20%	—	—	—	—	—
0.30%	356,557	—	375,469	—	126,869
0.45%	1,751,068	—	508,280	—	185,772
0.90%	711,094	—	314,685	—	235,641
Total	2,818,719	165,358	1,198,434	13,429	548,282

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	21,047	—	27,531	—	296,016
0.20%	—	—	—	—	—
0.30%	—	377,941	—	79,655	427,870
0.45%	—	1,920,482	—	278,136	1,216,994
0.90%	—	1,639,615	—	720,175	1,567,386
Total	21,047	3,938,038	27,531	1,077,966	3,508,266

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
0.00%	22,109	—	24,122	—	24,188
0.20%	—	—	—	—	—
0.30%	15,202	—	—	41,760	—
0.45%	86,281	—	—	95,337	—
0.90%	246,001	—	—	79,911	—
Total	369,593	—	24,122	217,008	24,188

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
0.00%	—	53,575	—	22,961	—
0.20%	—	—	—	—	—
0.30%	78,062	—	74,460	—	22,882
0.45%	133,044	—	282,722	—	39,165
0.90%	53,966	—	4,328,156	—	125,109
Total	265,072	53,575	4,685,338	22,961	187,156

114	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
0.00%	28,031	—	46,249	12,475	3,604
0.20%	—	—	—	—	—
0.30%	—	35,501	—	—	—
0.45%	—	187,333	—	—	—
0.90%	—	147,941	—	—	—
Total	28,031	370,775	46,249	12,475	3,604

Subaccount	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2
0.00%	—	—	851	18,391	9,431
0.20%	—	—	—	—	—
0.30%	166,621	29,816	—	—	—
0.45%	562,042	261,049	—	—	—
0.90%	370,040	324,694	—	—	—
Total	1,098,703	615,559	851	18,391	9,431

Subaccount	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
0.00%	12,073	—	82,201	44,876	39,205
0.20%	—	—	—	—	—
0.30%	—	55,996	—	—	—
0.45%	—	275,494	—	—	—
0.90%	—	205,634	—	—	—
Total	12,073	537,124	82,201	44,876	39,205

Subaccount	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
0.00%	14,590	8,808	338	—	66,555
0.20%	—	—	—	—	—
0.30%	—	—	—	14,225	—
0.45%	—	—	—	50,338	—
0.90%	—	—	—	106,565	—
Total	14,590	8,808	338	171,128	66,555

Subaccount	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
0.00%	5,166	88,403	2,480	8,257	71,362
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.90%	—	—	—	—	—
Total	5,166	88,403	2,480	8,257	71,362

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	115

Subaccount	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
0.00%	—	540	8,275	123,587	—
0.20%	—	—	—	—	—
0.30%	22,724	—	—	8,368	220,691
0.45%	76,277	—	—	17,675	280,455
0.90%	110,871	—	—	29,683	405,314
Total	209,872	540	8,275	179,313	906,460

Subaccount	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2
0.00%	166,753	—	—	—	85,392
0.20%	—	—	—	—	—
0.30%	429,734	—	399,093	—	832,122
0.45%	363,044	571,406	777,286	673,828	2,199,347
0.90%	935,964	769,152	19,074	721,741	63,830
Total	1,895,495	1,340,558	1,195,453	1,395,569	3,180,691

Subaccount	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
0.00%	—	—	15,483	—	1,783
0.20%	—	—	—	—	—
0.30%	—	190,060	—	198,516	6,557
0.45%	237,208	646,373	—	551,856	21,473
0.90%	456,066	15,252	—	218,728	121,937
Total	693,274	851,685	15,483	969,100	151,750

Subaccount	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
0.00%	21,678	25,020	—	235	—
0.20%	—	—	—	—	—
0.30%	234,322	205,846	498,892	—	—
0.45%	421,138	381,695	972,327	35,037	60,239
0.90%	110,819	133,075	406,690	9,797	71,198
Total	787,957	745,636	1,877,909	45,069	131,437

Subaccount	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
0.00%	—	—	—	39,167	—
0.20%	—	—	—	—	—
0.30%	150,589	—	99,552	16,471	4,883
0.45%	412,867	136,774	217,299	15,436	26,958
0.90%	282,763	124,668	63,443	66,890	95,793
Total	846,219	261,442	380,294	137,964	127,634

116	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I
0.00%	—	—	—	—	—
0.20%	—	—	—	—	—
0.30%	—	35,434	45,780	37,101	15,422
0.45%	334,249	286,187	307,427	233,279	61,612
0.90%	2,437,159	206,208	345,658	87,078	95,836
Total	2,771,408	527,829	698,865	357,458	172,870

Subaccount	Ivy VIP Asset Strategy	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Gbl Tech, Serv
0.00%	15,166	3,900	—	748	—
0.20%	—	—	—	—	—
0.30%	—	—	—	—	132,792
0.45%	30,798	—	92,089	—	117,702
0.90%	47,638	—	78,904	—	277,027
Total	93,602	3,900	170,993	748	527,521

Subaccount	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
0.00%	—	2,243	250	—	—
0.20%	—	—	—	—	—
0.30%	102,849	11,949	46,868	24,448	104,701
0.45%	607,294	41,084	17,841	830,762	179,858
0.90%	349,967	137,438	7,849	584,921	189,747
Total	1,060,110	192,714	72,808	1,440,131	474,306

Subaccount	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S
0.00%	82,442	—	16,810	2,146	6,898
0.20%	—	—	—	—	—
0.30%	75,894	9,618	15,240	—	—
0.45%	194,155	47,436	28,569	—	—
0.90%	107,665	155,936	136,949	—	2,115
Total	460,156	212,990	197,568	2,146	9,013

Subaccount	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl
0.00%	54,021	9,708	105,366	10,268	3,023
0.20%	—	—	—	—	—
0.30%	72,091	185,256	161,664	87,875	—
0.45%	167,001	653,570	87,954	181,930	—
0.90%	365,102	403,751	170,941	438,705	—
Total	658,215	1,252,285	525,925	718,778	3,023

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	117

Subaccount	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
0.00%	5,326	—	—	—	—
0.20%	—	—	—	—	—
0.30%	—	23,954	—	23,133	—
0.45%	61,285	170,804	64,188	54,948	221,042
0.90%	51,826	112,370	99,401	19,597	2,361,652
Total	118,437	307,128	163,589	97,678	2,582,694

Subaccount	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val	VanEck VIP Global Gold, Cl S
0.00%	—	—	14,183	—	42,287
0.20%	—	—	—	—	—
0.30%	1,232	—	—	—	50,662
0.45%	37,575	355,793	47,958	452,611	61,776
0.90%	6,212	302,017	114,010	349,335	73,857
Total	45,019	657,810	176,151	801,946	228,582

Subaccount	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4
0.00%	3,503,044	—	122,513	14,105	—
0.20%	—	—	—	—	—
0.30%	1,130,498	3,409,247	—	3,598	534
0.45%	1,599,034	4,182,077	—	70,602	239,778
0.90%	3,189,303	3,354,925	—	333,731	204,625
Total	9,421,879	10,946,249	122,513	422,036	444,937

Subaccount	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
0.00%	—	4,393	184,229	387,803	1,067,105
0.20%	—	—	—	—	—
0.30%	1,818	—	1,015,630	—	1,818,223
0.45%	5,996	14,367	58,488	750,420	5,042,966
0.90%	7,034	37,006	109,295	152,546	8,079,916
Total	14,848	55,766	1,367,642	1,290,769	16,008,210

Subaccount	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
0.00%	—	4,124,593	—	32,925	—
0.20%	—	—	—	—	—
0.30%	6,079,887	1,708,552	8,324,280	90,640	319,458
0.45%	10,531,981	4,205,988	17,751,558	454,891	1,962,960
0.90%	8,284,820	10,003,879	9,723,723	1,019,609	713,250
Total	24,896,688	20,043,012	35,799,561	1,598,065	2,995,668

118	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl
0.00%	2,453	5,914	2,130	—	—
0.20%	—	—	—	—	—
0.30%	—	—	—	42,916	641,034
0.45%	—	—	—	144,084	856,665
0.90%	—	—	—	37,970	485,331
Total	2,453	5,914	2,130	224,970	1,983,030

Subaccount	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
0.00%	—	—	—	72,872	55,796
0.20%	—	—	—	—	—
0.30%	435,280	104,752	3,243	67,771	149,007
0.45%	872,559	181,208	272,162	167,936	129,921
0.90%	377,706	28,918	270,459	70,072	32,800
Total	1,685,545	314,878	545,864	378,651	367,524

Subaccount					WA Var Global Hi Yd Bond, Cl II
0.00%					1,917
0.20%					—
0.30%					—
0.45%					—
0.90%					—
Total					1,917

The following is a summary of net assets at December 31, 2018:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	$85	$—	$—	$175,977	$35,657
0.20%	80	—	—	—	99
0.30%	80	401,391	447,600	23,880	112,929
0.45%	79	1,319,915	1,710,615	236,516	109,158
0.90%	78	320,503	312,624	343,723	139,628
Total	$402	$2,041,809	$2,470,839	$780,096	$397,471

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	$—	$—	$—	$84,970	$76,098
0.20%	—	—	—	—	79
0.30%	—	237,439	—	505,303	17,623
0.45%	273,881	359,378	1,457,553	1,198,268	288,792
0.90%	402,224	60,800	1,962,569	181,950	85,516
Total	$676,105	$657,617	$3,420,122	$1,970,491	$468,108

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	119

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	$—	$13,319	$12,381	$54,738	$226,907
0.20%	—	—	—	—	—
0.30%	6,132	31,568	—	—	—
0.45%	130,509	1,839,021	—	—	—
0.90%	181,595	12,021,862	—	—	—
Total	$318,236	$13,905,770	$12,381	$54,738	$226,907

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	$—	$2,519	$45,690	$—	$6,833
0.20%	—	—	—	—	—
0.30%	122,931	—	—	1,483,069	—
0.45%	3,342,616	—	—	5,691,755	—
0.90%	19,726,308	—	—	3,476,311	—
Total	$23,191,855	$2,519	$45,690	$10,651,135	$6,833

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	$230,104	$—	$71,481	$—	$122,666
0.20%	—	—	—	—	—
0.30%	—	270,533	—	235,485	—
0.45%	—	1,325,274	—	720,309	—
0.90%	—	814,970	—	516,660	—
Total	$230,104	$2,410,777	$71,481	$1,472,454	$122,666

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	$—	$208,761	$—	$16,718	$—
0.20%	2,028	—	—	—	—
0.30%	356,866	—	444,366	—	149,839
0.45%	1,705,789	—	1,236,440	—	405,284
0.90%	748,544	—	817,400	—	444,628
Total	$2,813,227	$208,761	$2,498,206	$16,718	$999,751

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	$23,477	$—	$54,101	$—	$564,918
0.20%	—	—	—	—	—
0.30%	—	428,688	—	133,472	675,086
0.45%	—	2,911,003	—	1,056,549	4,170,210
0.90%	—	2,921,823	—	954,123	3,210,867
Total	$23,477	$6,261,514	$54,101	$2,144,144	$8,621,081

120	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
0.00%	$23,518	$84	$42,026	$—	$40,624
0.20%	77	—	—	—	—
0.30%	14,931	—	—	60,294	—
0.45%	84,168	—	—	335,342	—
0.90%	235,055	—	—	200,886	—
Total	$357,749	$84	$42,026	$596,522	$40,624

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
0.00%	$—	$64,535	$—	$42,912	$—
0.20%	—	—	—	—	—
0.30%	99,175	—	77,448	—	32,535
0.45%	423,134	—	533,078	—	136,167
0.90%	93,163	—	4,086,395	—	244,182
Total	$615,472	$64,535	$4,696,921	$42,912	$412,884

Subaccount	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
0.00%	$48,726	$—	$54,642	$18,761	$4,137
0.20%	—	—	—	—	—
0.30%	—	44,621	—	—	—
0.45%	—	636,333	—	—	—
0.90%	—	373,397	—	—	—
Total	$48,726	$1,054,351	$54,642	$18,761	$4,137

Subaccount	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2
0.00%	$—	$—	$1,017	$21,227	$9,232
0.20%	—	—	—	—	—
0.30%	190,720	18,291	—	—	—
0.45%	677,900	177,495	—	—	—
0.90%	500,490	146,196	—	—	—
Total	$1,369,110	$341,982	$1,017	$21,227	$9,232

Subaccount	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
0.00%	$13,647	$—	$104,965	$53,621	$41,752
0.20%	—	—	—	—	—
0.30%	—	64,300	—	—	—
0.45%	—	385,514	—	—	—
0.90%	—	297,557	—	—	—
Total	$13,647	$747,371	$104,965	$53,621	$41,752

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	121

Subaccount	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
0.00%	$31,193	$17,288	$596	$—	$116,711
0.20%	—	—	—	—	—
0.30%	—	—	—	20,489	—
0.45%	—	—	—	147,215	—
0.90%	—	—	—	156,991	—
Total	$31,193	$17,288	$596	$324,695	$116,711

Subaccount	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
0.00%	$10,621	$103,419	$3,745	$8,883	$136,930
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.90%	—	—	—	—	—
Total	$10,621	$103,419	$3,745	$8,883	$136,930

Subaccount	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
0.00%	$—	$629	$13,686	$123,159	$—
0.20%	—	—	—	69	—
0.30%	34,751	—	—	7,802	246,220
0.45%	274,679	—	—	16,226	511,800
0.90%	245,518	—	—	26,700	529,731
Total	$554,948	$629	$13,686	$173,956	$1,287,751

Subaccount	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2
0.00%	$296,303	$—	$—	$—	$140,607
0.20%	—	—	—	—	—
0.30%	637,310	—	558,767	—	1,088,818
0.45%	1,214,124	1,861,064	1,079,589	2,066,094	2,854,372
0.90%	1,687,363	1,577,880	45,381	2,698,713	227,274
Total	$3,835,100	$3,438,944	$1,683,737	$4,764,807	$4,311,071

Subaccount	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
0.00%	$—	$—	$17,941	$—	$2,271
0.20%	—	—	—	—	79
0.30%	—	211,706	—	234,433	6,931
0.45%	480,425	714,128	—	1,294,217	22,543
0.90%	653,187	30,653	—	524,712	125,415
Total	$1,133,612	$956,487	$17,941	$2,053,362	$157,239

122	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
0.00%	$32,225	$42,353	$—	$280	$—
0.20%	—	—	—	68	—
0.30%	288,667	265,051	613,223	67	—
0.45%	1,010,534	1,233,627	2,836,004	31,087	219,560
0.90%	245,396	515,750	1,561,370	8,515	200,266
Total	$1,576,822	$2,056,781	$5,010,597	$40,017	$419,826

Subaccount	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
0.00%	$—	$—	$—	$45,374	$—
0.20%	—	—	—	81	—
0.30%	245,463	—	161,746	17,871	6,524
0.45%	1,446,625	259,174	350,292	16,631	83,874
0.90%	585,055	229,234	114,632	70,609	147,279
Total	$2,277,143	$488,408	$626,670	$150,566	$237,677

Subaccount	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I
0.00%	$—	$—	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	—	49,150	50,257	51,827	26,518
0.45%	823,099	526,786	616,750	388,245	247,655
0.90%	7,203,283	366,668	376,045	140,356	277,855
Total	$8,026,382	$942,604	$1,043,052	$580,428	$552,028

Subaccount	Ivy VIP Asset Strategy	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Gbl Tech, Serv
0.00%	$15,627	$3,888	$—	$904	$—
0.20%	71	—	—	—	—
0.30%	71	—	—	—	282,426
0.45%	29,084	—	426,142	—	647,813
0.90%	44,075	—	158,937	—	488,690
Total	$88,928	$3,888	$585,079	$904	$1,418,929

Subaccount	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
0.00%	$—	$4,491	$411	$—	$—
0.20%	—	—	85	—	—
0.30%	93,412	19,191	53,386	32,425	142,338
0.45%	994,171	137,033	20,184	1,095,688	776,686
0.90%	487,979	258,201	8,702	758,496	438,457
Total	$1,575,562	$418,916	$82,768	$1,886,609	$1,357,481

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	123

Subaccount	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S
0.00%	$121,141	$—	$31,519	$3,908	$6,482
0.20%	—	—	—	—	69
0.30%	95,967	11,007	22,513	—	69
0.45%	518,283	128,142	112,469	—	73
0.90%	454,783	164,913	275,661	—	1,954
Total	$1,190,174	$304,062	$442,162	$3,908	$8,647

Subaccount	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl
0.00%	$89,528	$10,551	$192,375	$11,562	$3,351
0.20%	—	—	—	—	—
0.30%	97,656	198,840	219,257	97,903	—
0.45%	495,240	1,047,531	323,611	322,055	—
0.90%	624,844	586,670	321,405	623,968	—
Total	$1,307,268	$1,843,592	$1,056,648	$1,055,488	$3,351

Subaccount	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
0.00%	$8,153	$—	$—	$—	$—
0.20%	2,147	—	—	—	—
0.30%	2,136	36,355	—	24,086	—
0.45%	65,614	508,279	146,391	99,567	840,530
0.90%	54,342	337,310	256,754	33,332	7,727,681
Total	$132,392	$881,944	$403,145	$156,985	$8,568,211

Subaccount	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val	VanEck VIP Global Gold, Cl S
0.00%	$—	$—	$15,075	$—	$36,195
0.20%	—	—	75	—	107
0.30%	2,313	—	75	—	40,367
0.45%	96,275	833,891	47,670	901,851	48,884
0.90%	15,353	905,769	111,034	767,823	57,262
Total	$113,941	$1,739,660	$173,929	$1,669,674	$182,815

Subaccount	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4
0.00%	$5,141,080	$—	$156,622	$16,425	$—
0.20%	—	—	—	—	—
0.30%	1,439,970	4,341,007	—	4,068	622
0.45%	2,785,119	7,292,845	—	91,587	311,067
0.90%	5,339,250	5,622,688	—	416,122	255,359
Total	$14,705,419	$17,256,540	$156,622	$528,202	$567,048

124	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
0.00%	$21	$4,806	$201,953	$426,790	$1,399,075
0.20%	21	21	21	21	—
0.30%	1,967	21	1,098,405	21	2,183,836
0.45%	6,375	15,391	62,825	809,229	7,727,250
0.90%	7,332	38,782	115,160	161,157	11,898,053
Total	$15,716	$59,021	$1,478,364	$1,397,218	$23,208,214

Subaccount	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
0.00%	$—	$5,721,998	$—	$40,636	$—
0.20%	—	—	—	—	—
0.30%	7,300,626	2,112,194	10,288,200	105,452	371,826
0.45%	16,158,430	6,897,669	29,146,422	640,873	2,771,569
0.90%	12,215,521	15,766,959	15,343,533	1,381,147	968,108
Total	$35,674,577	$30,498,820	$54,778,155	$2,168,108	$4,111,503

Subaccount	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl
0.00%	$2,750	$9,142	$3,175	$—	$—
0.20%	—	—	—	—	—
0.30%	—	—	—	49,353	726,712
0.45%	—	—	—	402,744	2,173,116
0.90%	—	—	—	103,292	1,260,471
Total	$2,750	$9,142	$3,175	$555,389	$4,160,299

Subaccount	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
0.00%	$—	$—	$—	$131,178	$105,452
0.20%	—	—	—	—	—
0.30%	654,310	151,008	3,607	97,463	219,970
0.45%	3,394,860	258,995	476,915	597,790	547,094
0.90%	1,524,877	72,415	453,425	221,439	130,532
Total	$5,574,047	$482,418	$933,947	$1,047,870	$1,003,048

Subaccount					WA Var Global Hi Yd Bond, Cl II
0.00%					$2,265
0.20%					—
0.30%					—
0.45%					—
0.90%					—
Total					$2,265

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	125

9.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2018	—	$1.16	to	$1.05	$0	1.60%	0.00%	to	0.90%	(7.35%)	to	(8.18%)
2017	—	$1.26	to	$1.14	$0	1.80%	0.00%	to	0.90%	14.32%	to	13.30%
2016	—	$1.10	to	$1.00	$0	0.59%	0.00%	to	0.90%	3.38%	to	2.44%
2015	—	$1.06	to	$0.98	$0	0.64%	0.00%	to	0.90%	(1.30%)	to	(2.20%)
2014	—	$1.08	to	$1.00	$0	0.62%	0.00%	to	0.90%	4.20%	to	(0.43	%)(5)
AB VPS Gro & Inc, Cl B
2018	821	$1.47	to	$2.58	$2,042	0.76%	0.30%	to	0.90%	(6.13%)	to	(6.69%)
2017	1,068	$1.56	to	$2.77	$2,629	1.26%	0.30%	to	0.90%	18.24%	to	17.54%
2016	1,099	$1.32	to	$2.36	$2,278	0.84%	0.30%	to	0.90%	10.74%	to	10.08%
2015	1,232	$1.19	to	$2.14	$2,361	1.20%	0.30%	to	0.90%	1.12%	to	0.52%
2014	1,103	$1.18	to	$2.13	$2,286	1.14%	0.30%	to	0.90%	8.96%	to	8.31%
AB VPS Intl Val, Cl B
2018	1,729	$1.01	to	$1.43	$2,471	1.09%	0.30%	to	0.90%	(23.21%)	to	(23.67%)
2017	1,792	$1.31	to	$1.88	$3,343	1.91%	0.30%	to	0.90%	24.72%	to	23.98%
2016	2,012	$1.05	to	$1.51	$3,061	1.11%	0.30%	to	0.90%	(1.09%)	to	(1.69%)
2015	2,089	$1.06	to	$1.54	$3,229	2.27%	0.30%	to	0.90%	2.09%	to	1.48%
2014	2,062	$1.04	to	$1.52	$3,164	3.34%	0.30%	to	0.90%	(6.74%)	to	(7.30%)
AB VPS Lg Cap Gro, Cl B
2018	292	$2.34	to	$2.34	$780	—	0.00%	to	0.90%	2.32%	to	1.40%
2017	261	$2.29	to	$2.31	$671	—	0.00%	to	0.90%	31.67%	to	30.50%
2016	136	$1.74	to	$1.77	$282	—	0.00%	to	0.90%	2.35%	to	1.44%
2015	155	$1.70	to	$1.74	$311	—	0.00%	to	0.90%	10.85%	to	9.86%
2014	75	$1.53	to	$1.59	$137	—	0.00%	to	0.90%	13.84%	to	12.82%
ALPS Alerian Engy Infr, Class III
2018	581	$0.85	to	$0.66	$397	2.09%	0.00%	to	0.90%	(18.95%)	to	(19.68%)
2017	517	$1.05	to	$0.82	$437	1.93%	0.00%	to	0.90%	(0.84%)	to	(1.73%)
2016	568	$1.06	to	$0.84	$482	2.51%	0.00%	to	0.90%	40.79%	to	39.54%
2015	373	$0.75	to	$0.60	$227	0.96%	0.00%	to	0.90%	(37.92%)	to	(38.48%)
2014	144	$1.21	to	$0.98	$141	0.47%	0.00%	to	0.90%	11.91%	to	(5.82	%)(5)
AC VP Intl, Cl I
2018	451	$2.09	to	$1.26	$676	1.27%	0.45%	to	0.90%	(15.60%)	to	(15.98%)
2017	459	$2.48	to	$1.50	$824	0.86%	0.45%	to	0.90%	30.62%	to	30.03%
2016	489	$1.90	to	$1.15	$667	1.09%	0.45%	to	0.90%	(5.92%)	to	(6.34%)
2015	545	$2.02	to	$1.23	$792	0.38%	0.45%	to	0.90%	0.31%	to	(0.14%)
2014	594	$2.01	to	$1.23	$868	1.69%	0.45%	to	0.90%	(5.93%)	to	(6.35%)
AC VP Intl, Cl II
2018	585	$1.08	to	$2.04	$658	1.06%	0.30%	to	0.90%	(15.55%)	to	(16.06%)
2017	560	$1.28	to	$2.43	$768	0.73%	0.30%	to	0.90%	30.55%	to	29.76%
2016	505	$0.98	to	$1.87	$617	0.85%	0.30%	to	0.90%	(5.83%)	to	(6.40%)
2015	390	$1.04	to	$2.00	$561	0.21%	0.30%	to	0.90%	0.21%	to	(0.39%)
2014	331	$1.04	to	$2.01	$531	1.54%	0.30%	to	0.90%	(5.94%)	to	(6.50%)
AC VP Val, Cl I
2018	1,159	$2.79	to	$3.08	$3,420	1.64%	0.45%	to	0.90%	(9.56%)	to	(9.97%)
2017	1,310	$3.09	to	$3.42	$4,296	1.66%	0.45%	to	0.90%	8.26%	to	7.77%
2016	1,361	$2.85	to	$3.17	$4,138	1.75%	0.45%	to	0.90%	19.94%	to	19.40%
2015	1,469	$2.38	to	$2.66	$3,740	2.14%	0.45%	to	0.90%	(4.32%)	to	(4.75%)
2014	1,587	$2.48	to	$2.79	$4,233	1.54%	0.45%	to	0.90%	12.57%	to	12.07%
AC VP Val, Cl II
2018	1,397	$1.69	to	$2.58	$1,970	1.49%	0.00%	to	0.90%	(9.28%)	to	(10.09%)
2017	1,481	$1.86	to	$2.87	$2,383	1.51%	0.00%	to	0.90%	8.58%	to	7.61%
2016	1,289	$1.71	to	$2.67	$2,208	1.59%	0.00%	to	0.90%	20.28%	to	19.20%
2015	1,329	$1.42	to	$2.24	$1,989	1.99%	0.00%	to	0.90%	(4.02%)	to	(4.88%)
2014	1,033	$1.48	to	$2.35	$2,016	1.39%	0.00%	to	0.90%	12.89%	to	11.88%

126	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
BlackRock Global Alloc, Cl III
2018	435	$1.27	to	$1.03	$468	0.86%	0.00%	to	0.90%	(7.58%)	to	(8.41%)
2017	471	$1.37	to	$1.12	$547	1.51%	0.00%	to	0.90%	13.71%	to	12.69%
2016	337	$1.21	to	$1.00	$347	0.67%	0.00%	to	0.90%	3.81%	to	2.88%
2015	505	$1.16	to	$0.97	$523	1.24%	0.00%	to	0.90%	(1.00%)	to	(1.89%)
2014	253	$1.17	to	$0.99	$278	4.70%	0.00%	to	0.90%	1.93%	to	(2.06	%)(5)
Calvert VP SRI Bal, Cl I
2018	171	$1.31	to	$1.64	$318	1.65%	0.30%	to	0.90%	(2.96%)	to	(3.55%)
2017	181	$1.35	to	$1.70	$356	1.77%	0.30%	to	0.90%	11.67%	to	10.99%
2016	215	$1.21	to	$1.53	$378	1.78%	0.30%	to	0.90%	7.54%	to	6.89%
2015	253	$1.13	to	$1.43	$409	0.11%	0.30%	to	0.90%	(2.48%)	to	(3.07%)
2014	287	$1.16	to	$1.47	$466	1.64%	0.30%	to	0.90%	9.34%	to	8.68%
Col VP Bal, Cl 3
2018	7,598	$1.55	to	$1.75	$13,906	—	0.00%	to	0.90%	(5.89%)	to	(6.74%)
2017	8,419	$1.65	to	$1.88	$16,544	—	0.00%	to	0.90%	14.52%	to	13.49%
2016	9,270	$1.44	to	$1.66	$15,984	—	0.00%	to	0.90%	6.41%	to	5.45%
2015	9,546	$1.35	to	$1.57	$15,448	—	0.00%	to	0.90%	1.71%	to	0.79%
2014	9,998	$1.33	to	$1.56	$16,006	—	0.00%	to	0.90%	10.13%	to	9.14%
Col VP Commodity Strategy, Cl 2
2018	21	$0.58	to	$0.58	$12	—	0.00%	to	0.00%	(14.17%)	to	(14.17%)
2017	8	$0.68	to	$0.68	$5	5.10%	0.00%	to	0.00%	1.71%	to	1.71%
2016	10	$0.67	to	$0.67	$7	—	0.00%	to	0.00%	12.36%	to	12.36%
2015	17	$0.59	to	$0.59	$10	—	0.00%	to	0.00%	(23.77%)	to	(23.77%)
2014	0	$0.78	to	$0.78	$0	—	0.00%	to	0.00%	(21.46%)	to	(21.46%)
Col VP Contrarian Core, Cl 2
2018	36	$1.52	to	$1.52	$55	—	0.00%	to	0.00%	(9.14%)	to	(9.14%)
2017	28	$1.67	to	$1.67	$46	—	0.00%	to	0.00%	21.48%	to	21.48%
2016	15	$1.38	to	$1.38	$21	—	0.00%	to	0.00%	8.41%	to	8.41%
2015	8	$1.27	to	$1.27	$10	—	0.00%	to	0.00%	2.73%	to	2.73%
2014	1	$1.24	to	$1.24	$2	—	0.00%	to	0.00%	12.83%	to	12.83%
Col VP Disciplined Core, Cl 2
2018	117	$1.94	to	$1.94	$227	—	0.00%	to	0.00%	(3.85%)	to	(3.85%)
2017	96	$2.02	to	$2.02	$193	—	0.00%	to	0.00%	24.06%	to	24.06%
2016	83	$1.62	to	$1.62	$135	—	0.00%	to	0.00%	7.82%	to	7.82%
2015	66	$1.51	to	$1.51	$99	—	0.00%	to	0.00%	0.62%	to	0.62%
2014	14	$1.50	to	$1.50	$21	—	0.00%	to	0.00%	15.09%	to	15.09%
Col VP Disciplined Core, Cl 3
2018	13,037	$1.62	to	$1.63	$23,192	—	0.30%	to	0.90%	(4.03%)	to	(4.61%)
2017	14,208	$1.69	to	$1.71	$26,443	—	0.30%	to	0.90%	23.85%	to	23.11%
2016	15,578	$1.36	to	$1.39	$23,421	—	0.30%	to	0.90%	7.61%	to	6.96%
2015	17,119	$1.27	to	$1.30	$24,113	—	0.30%	to	0.90%	0.46%	to	(0.15%)
2014	18,336	$1.26	to	$1.30	$25,704	—	0.30%	to	0.90%	14.88%	to	14.19%
Col VP Div Abs Return, Cl 2
2018	3	$0.90	to	$0.90	$3	—	0.00%	to	0.00%	(8.74%)	to	(8.74%)
2017	3	$0.98	to	$0.98	$3	—	0.00%	to	0.00%	2.59%	to	2.59%
2016	1	$0.96	to	$0.96	$1	—	0.00%	to	0.00%	(2.63%)	to	(2.63%)
2015	1	$0.98	to	$0.98	$1	—	0.00%	to	0.00%	(0.83%)	to	(0.83%)
2014	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	(1.94%)	to	(1.94%)
Col VP Divd Opp, Cl 2
2018	28	$1.63	to	$1.63	$46	—	0.00%	to	0.00%	(6.01%)	to	(6.01%)
2017	26	$1.74	to	$1.74	$46	—	0.00%	to	0.00%	14.12%	to	14.12%
2016	13	$1.52	to	$1.52	$20	—	0.00%	to	0.00%	13.41%	to	13.41%
2015	7	$1.34	to	$1.34	$9	—	0.00%	to	0.00%	(2.89%)	to	(2.89%)
2014	2	$1.38	to	$1.38	$3	—	0.00%	to	0.00%	9.79%	to	9.79%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	127

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Divd Opp, Cl 3
2018	4,359	$1.36	to	$2.78	$10,651	—	0.30%	to	0.90%	(6.15%)		to	(6.72%)
2017	4,610	$1.45	to	$2.98	$12,263	—	0.30%	to	0.90%	13.94%		to	13.26%
2016	4,787	$1.28	to	$2.63	$11,643	—	0.30%	to	0.90%	13.18%		to	12.50%
2015	5,165	$1.13	to	$2.34	$11,356	—	0.30%	to	0.90%	(3.06%)		to	(3.64%)
2014	5,647	$1.16	to	$2.43	$13,274	—	0.30%	to	0.90%	9.58%		to	8.92%
Col VP Emerg Mkts Bond, Cl 2
2018	6	$1.16	to	$1.16	$7	4.91%	0.00%	to	0.00%	(7.38%)		to	(7.38%)
2017	1	$1.25	to	$1.25	$1	4.56%	0.00%	to	0.00%	11.69%		to	11.69%
2016	—	$1.12	to	$1.12	$0	2.44%	0.00%	to	0.00%	11.08%		to	11.08%
2015	—	$1.01	to	$1.01	$0	1.60%	0.00%	to	0.00%	(1.32%)		to	(1.32%)
2014	—	$1.02	to	$1.02	$0	5.24%	0.00%	to	0.00%	1.43%		to	1.43%
Col VP Emer Mkts, Cl 2
2018	205	$1.12	to	$1.12	$230	0.26%	0.00%	to	0.00%	(21.67%)		to	(21.67%)
2017	150	$1.44	to	$1.44	$216	0.01%	0.00%	to	0.00%	46.89%		to	46.89%
2016	95	$0.98	to	$0.98	$92	0.07%	0.00%	to	0.00%	4.81%		to	4.81%
2015	76	$0.93	to	$0.93	$71	0.12%	0.00%	to	0.00%	(9.06%)		to	(9.06%)
2014	34	$1.03	to	$1.03	$34	0.20%	0.00%	to	0.00%	(2.40%)		to	(2.40%)
Col VP Emer Mkts, Cl 3
2018	1,095	$1.12	to	$3.09	$2,411	0.45%	0.30%	to	0.90%	(21.81%)		to	(22.29%)
2017	1,072	$1.43	to	$3.97	$3,158	0.09%	0.30%	to	0.90%	46.62%		to	45.74%
2016	1,102	$0.98	to	$2.73	$2,349	0.10%	0.30%	to	0.90%	4.66%		to	4.03%
2015	1,125	$0.93	to	$2.62	$2,387	0.13%	0.30%	to	0.90%	(9.27%)		to	(9.82%)
2014	1,076	$1.03	to	$2.91	$2,692	0.24%	0.30%	to	0.90%	(2.56%)		to	(3.15%)
Col VP Global Strategic Inc, Cl 2
2018	83	$0.86	to	$0.86	$71	3.95%	0.00%	to	0.00%	(5.51%)		to	(5.51%)
2017	78	$0.91	to	$0.91	$71	—	0.00%	to	0.00%	5.69%		to	5.69%
2016	37	$0.86	to	$0.86	$32	—	0.00%	to	0.00%	(1.35%)		to	(1.35%)
2015	26	$0.88	to	$0.88	$23	—	0.00%	to	0.00%	(6.22%)		to	(6.22%)
2014	5	$0.93	to	$0.93	$5	—	0.00%	to	0.00%	0.60%		to	0.60%
Col VP Global Strategic Inc, Cl 3
2018	1,222	$0.91	to	$1.61	$1,472	4.26%	0.30%	to	0.90%	(5.62%)		to	(6.19%)
2017	1,345	$0.96	to	$1.72	$1,728	—	0.30%	to	0.90%	5.46%		to	4.83%
2016	1,347	$0.91	to	$1.64	$1,726	—	0.30%	to	0.90%	(1.52%)		to	(2.11%)
2015	1,358	$0.93	to	$1.67	$1,824	—	0.30%	to	0.90%	(6.45%)		to	(7.02%)
2014	1,326	$0.99	to	$1.80	$2,083	—	0.30%	to	0.90%	0.50%		to	(0.12%)
Col VP Govt Money Mkt, Cl 2
2018	121	$1.01	to	$1.01	$123	1.45%	0.00%	to	0.00%	1.26%		to	1.26%
2017	19	$1.00	to	$1.00	$19	0.12%	0.00%	to	0.00%	0.18%		to	0.18%
2016	33	$1.00	to	$1.00	$35	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
2015	14	$1.00	to	$1.00	$16	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2014	1	$1.00	to	$1.00	$3	—	0.00%	to	0.00%	0.00%		to	0.00%
Col VP Govt Money Mkt, Cl 3
2018	2,819	$1.01	to	$1.05	$2,813	1.37%	0.20%	to	0.90%	1.17%		to	0.47%
2017	2,860	$1.00	to	$1.05	$2,846	0.29%	0.20%	to	0.90%	0.17	%(7)	to	(0.60%)
2016	2,997	$0.99	to	$1.05	$3,018	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.87%)
2015	2,865	$0.99	to	$1.06	$2,906	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.89%)
2014	3,025	$1.00	to	$1.07	$3,124	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.89%)
Col VP Hi Yield Bond, Cl 2
2018	165	$1.26	to	$1.26	$209	5.87%	0.00%	to	0.00%	(4.00%)		to	(4.00%)
2017	134	$1.32	to	$1.32	$176	5.71%	0.00%	to	0.00%	6.17%		to	6.17%
2016	85	$1.24	to	$1.24	$106	6.10%	0.00%	to	0.00%	11.65%		to	11.65%
2015	68	$1.11	to	$1.11	$75	5.95%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2014	29	$1.13	to	$1.13	$33	5.64%	0.00%	to	0.00%	3.51%		to	3.51%

128	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Hi Yield Bond, Cl 3
2018	1,198	$1.18	to	$2.60	$2,498	5.52%	0.30%	to	0.90%	(4.29%)	to	(4.86%)
2017	1,495	$1.24	to	$2.73	$3,095	5.35%	0.30%	to	0.90%	6.09%	to	5.45%
2016	1,508	$1.17	to	$2.59	$3,130	5.98%	0.30%	to	0.90%	11.39%	to	10.72%
2015	1,583	$1.05	to	$2.34	$2,978	6.06%	0.30%	to	0.90%	(1.43%)	to	(2.03%)
2014	1,452	$1.06	to	$2.39	$3,162	6.08%	0.30%	to	0.90%	3.31%	to	2.68%
Col VP Inc Opp, Cl 2
2018	13	$1.24	to	$1.24	$17	4.77%	0.00%	to	0.00%	(3.90%)	to	(3.90%)
2017	11	$1.30	to	$1.30	$14	7.51%	0.00%	to	0.00%	6.20%	to	6.20%
2016	4	$1.22	to	$1.22	$5	10.56%	0.00%	to	0.00%	10.80%	to	10.80%
2015	358	$1.10	to	$0.90	$325	9.36%	0.00%	to	0.90%	(1.21%)	to	(2.10%)
2014	403	$1.11	to	$0.92	$373	—	0.00%	to	0.90%	3.68%	to	2.75%
Col VP Inc Opp, Cl 3
2018	548	$1.18	to	$1.89	$1,000	4.74%	0.30%	to	0.90%	(4.15%)	to	(4.73%)
2017	587	$1.23	to	$1.98	$1,116	6.06%	0.30%	to	0.90%	6.07%	to	5.43%
2016	640	$1.16	to	$1.88	$1,171	11.56%	0.30%	to	0.90%	10.53%	to	9.86%
2015	434	$1.05	to	$1.71	$745	9.19%	0.30%	to	0.90%	(1.32%)	to	(1.91%)
2014	469	$1.07	to	$1.74	$815	—	0.30%	to	0.90%	3.46%	to	2.83%
Col VP Inter Bond, Cl 2
2018	21	$1.12	to	$1.12	$23	2.10%	0.00%	to	0.00%	0.14%	to	0.14%
2017	17	$1.11	to	$1.11	$19	2.10%	0.00%	to	0.00%	3.62%	to	3.62%
2016	5	$1.07	to	$1.07	$5	1.72%	0.00%	to	0.00%	4.43%	to	4.43%
2015	1	$1.03	to	$1.03	$1	1.17%	0.00%	to	0.00%	(0.05%)	to	(0.05%)
2014	1	$1.03	to	$1.03	$1	2.18%	0.00%	to	0.00%	5.20%	to	5.20%
Col VP Inter Bond, Cl 3
2018	3,938	$1.13	to	$1.78	$6,262	2.26%	0.30%	to	0.90%	(0.03%)	to	(0.64%)
2017	4,697	$1.13	to	$1.79	$7,438	2.68%	0.30%	to	0.90%	3.42%	to	2.80%
2016	5,072	$1.10	to	$1.74	$7,912	1.65%	0.30%	to	0.90%	4.23%	to	3.60%
2015	5,055	$1.05	to	$1.68	$7,663	1.32%	0.30%	to	0.90%	(0.13%)	to	(0.74%)
2014	5,141	$1.05	to	$1.70	$8,198	2.59%	0.30%	to	0.90%	5.01%	to	4.37%
Col VP Lg Cap Gro, Cl 2
2018	28	$1.97	to	$1.97	$54	—	0.00%	to	0.00%	(4.14%)	to	(4.14%)
2017	14	$2.05	to	$2.05	$28	—	0.00%	to	0.00%	27.84%	to	27.84%
2016	10	$1.60	to	$1.60	$17	—	0.00%	to	0.00%	1.02%	to	1.02%
2015	8	$1.59	to	$1.59	$12	—	0.00%	to	0.00%	8.80%	to	8.80%
2014	2	$1.46	to	$1.46	$3	—	0.00%	to	0.00%	13.92%	to	13.92%
Col VP Lg Cap Gro, Cl 3
2018	1,078	$1.68	to	$1.32	$2,144	—	0.30%	to	0.90%	(4.38%)	to	(4.96%)
2017	1,181	$1.75	to	$1.39	$2,381	—	0.30%	to	0.90%	27.56%	to	26.80%
2016	1,451	$1.37	to	$1.10	$2,150	—	0.30%	to	0.90%	0.87%	to	0.26%
2015	1,591	$1.36	to	$1.10	$2,268	—	0.30%	to	0.90%	8.68%	to	8.02%
2014	1,613	$1.25	to	$1.02	$2,075	—	0.30%	to	0.90%	13.70%	to	13.01%
Col VP Lg Cap Index, Cl 3
2018	3,508	$1.91	to	$2.05	$8,621	—	0.00%	to	0.90%	(4.81%)	to	(5.67%)
2017	3,792	$2.00	to	$2.17	$9,690	—	0.00%	to	0.90%	21.29%	to	20.20%
2016	3,910	$1.65	to	$1.81	$7,877	—	0.00%	to	0.90%	11.51%	to	10.50%
2015	3,491	$1.48	to	$1.63	$6,424	—	0.00%	to	0.90%	0.86%	to	(0.05%)
2014	3,367	$1.47	to	$1.64	$6,328	—	0.00%	to	0.90%	13.21%	to	12.19%
Col VP Limited Duration Cr, Cl 2
2018	370	$1.06	to	$0.96	$358	1.55%	0.00%	to	0.90%	(0.02%)	to	(0.92%)
2017	534	$1.06	to	$0.96	$524	2.22%	0.00%	to	0.90%	1.80%	to	0.89%
2016	390	$1.04	to	$0.96	$379	3.61%	0.00%	to	0.90%	5.28%	to	4.33%
2015	302	$0.99	to	$0.92	$281	6.93%	0.00%	to	0.90%	(2.49%)	to	(3.37%)
2014	33	$1.02	to	$0.95	$33	0.30%	0.00%	to	0.90%	0.31%	to	(1.92	%)(5)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	129

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Long Govt/Cr Bond, Cl 2
2018	—	$1.13	to	$1.13	$0	3.15%	0.00%	to	0.00%	(5.37%)	to	(5.37%)
2017	—	$1.19	to	$1.19	$0	3.18%	0.00%	to	0.00%	10.98%	to	10.98%
2016	—	$1.08	to	$1.08	$0	1.68%	0.00%	to	0.00%	2.78%	to	2.78%
2015	—	$1.05	to	$1.05	$0	1.77%	0.00%	to	0.00%	(0.23%)	to	(0.23%)
2014	—	$1.05	to	$1.05	$0	1.03%	0.00%	to	0.00%	5.25%	to	5.25%
Col VP Mid Cap Gro, Cl 2
2018	24	$1.74	to	$1.74	$42	—	0.00%	to	0.00%	(4.98%)	to	(4.98%)
2017	14	$1.83	to	$1.83	$26	—	0.00%	to	0.00%	22.67%	to	22.67%
2016	5	$1.49	to	$1.49	$8	—	0.00%	to	0.00%	2.03%	to	2.03%
2015	4	$1.46	to	$1.46	$6	—	0.00%	to	0.00%	5.36%	to	5.36%
2014	3	$1.39	to	$1.39	$5	—	0.00%	to	0.00%	7.14%	to	7.14%
Col VP Mid Cap Gro, Cl 3
2018	217	$1.44	to	$2.51	$597	—	0.30%	to	0.90%	(5.14%)	to	(5.71%)
2017	217	$1.52	to	$2.67	$636	—	0.30%	to	0.90%	22.42%	to	21.69%
2016	247	$1.24	to	$2.19	$574	—	0.30%	to	0.90%	1.86%	to	1.24%
2015	217	$1.22	to	$2.16	$533	—	0.30%	to	0.90%	5.18%	to	4.54%
2014	225	$1.16	to	$2.07	$517	—	0.30%	to	0.90%	6.96%	to	6.32%
Col VP Mid Cap Val, Cl 2
2018	24	$1.68	to	$1.68	$41	—	0.00%	to	0.00%	(13.51%)	to	(13.51%)
2017	18	$1.94	to	$1.94	$35	—	0.00%	to	0.00%	13.28%	to	13.28%
2016	11	$1.71	to	$1.71	$19	—	0.00%	to	0.00%	13.85%	to	13.85%
2015	7	$1.51	to	$1.51	$11	—	0.00%	to	0.00%	(5.09%)	to	(5.09%)
2014	5	$1.59	to	$1.59	$8	—	0.00%	to	0.00%	12.09%	to	12.09%
Col VP Mid Cap Val, Cl 3
2018	265	$1.27	to	$1.72	$615	—	0.30%	to	0.90%	(13.67%)	to	(14.18%)
2017	284	$1.47	to	$2.01	$730	—	0.30%	to	0.90%	13.05%	to	12.37%
2016	369	$1.30	to	$1.79	$708	—	0.30%	to	0.90%	13.66%	to	12.98%
2015	350	$1.15	to	$1.58	$597	—	0.30%	to	0.90%	(5.24%)	to	(5.82%)
2014	376	$1.21	to	$1.68	$688	—	0.30%	to	0.90%	11.84%	to	11.16%
Col VP Overseas Core, Cl 2
2018	54	$1.20	to	$1.20	$65	2.41%	0.00%	to	0.00%	(16.81%)	to	(16.81%)
2017	39	$1.45	to	$1.45	$56	1.73%	0.00%	to	0.00%	27.18%	to	27.18%
2016	27	$1.14	to	$1.14	$30	1.51%	0.00%	to	0.00%	(6.27%)	to	(6.27%)
2015	6	$1.21	to	$1.21	$7	0.64%	0.00%	to	0.00%	4.94%	to	4.94%
2014	1	$1.16	to	$1.16	$1	1.99%	0.00%	to	0.00%	(8.73%)	to	(8.73%)
Col VP Overseas Core, Cl 3
2018	4,685	$1.04	to	$0.94	$4,697	2.66%	0.30%	to	0.90%	(16.95%)	to	(17.45%)
2017	5,039	$1.25	to	$1.14	$6,104	1.97%	0.30%	to	0.90%	26.99%	to	26.23%
2016	5,598	$0.99	to	$0.91	$5,343	1.50%	0.30%	to	0.90%	(6.38%)	to	(6.95%)
2015	6,184	$1.05	to	$0.97	$6,304	0.92%	0.30%	to	0.90%	4.72%	to	4.09%
2014	6,516	$1.01	to	$0.94	$6,318	1.76%	0.30%	to	0.90%	(8.83%)	to	(9.38%)
Col VP Select Lg Cap Val, Cl 2
2018	23	$1.87	to	$1.87	$43	—	0.00%	to	0.00%	(12.45%)	to	(12.45%)
2017	21	$2.13	to	$2.13	$45	—	0.00%	to	0.00%	20.71%	to	20.71%
2016	18	$1.77	to	$1.77	$32	—	0.00%	to	0.00%	19.63%	to	19.63%
2015	14	$1.48	to	$1.48	$21	—	0.00%	to	0.00%	(5.16%)	to	(5.16%)
2014	10	$1.56	to	$1.56	$16	—	0.00%	to	0.00%	11.23%	to	11.23%
Col VP Select Lg Cap Val, Cl 3
2018	187	$1.42	to	$1.95	$413	—	0.30%	to	0.90%	(12.57%)	to	(13.10%)
2017	177	$1.63	to	$2.25	$434	—	0.30%	to	0.90%	20.44%	to	19.73%
2016	196	$1.35	to	$1.88	$459	—	0.30%	to	0.90%	19.46%	to	18.74%
2015	198	$1.13	to	$1.58	$393	—	0.30%	to	0.90%	(5.31%)	to	(5.88%)
2014	216	$1.19	to	$1.68	$455	—	0.30%	to	0.90%	11.05%	to	10.38%

130	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Sm Cap Val, Cl 2
2018	28	$1.74	to	$1.74	$49	—	0.00%	to	0.00%	(12.82%)	to	(12.82%)
2017	19	$1.99	to	$1.99	$38	—	0.00%	to	0.00%	12.07%	to	12.07%
2016	12	$1.78	to	$1.78	$22	—	0.00%	to	0.00%	13.66%	to	13.66%
2015	9	$1.57	to	$1.57	$14	—	0.00%	to	0.00%	(3.30%)	to	(3.30%)
2014	4	$1.62	to	$1.62	$6	—	0.00%	to	0.00%	5.79%	to	5.79%
Col VP Select Sm Cap Val, Cl 3
2018	371	$1.26	to	$2.52	$1,054	—	0.30%	to	0.90%	(12.96%)	to	(13.48%)
2017	396	$1.44	to	$2.92	$1,302	—	0.30%	to	0.90%	11.86%	to	11.20%
2016	383	$1.29	to	$2.62	$1,152	—	0.30%	to	0.90%	13.49%	to	12.81%
2015	419	$1.14	to	$2.32	$1,098	—	0.30%	to	0.90%	(3.52%)	to	(4.10%)
2014	453	$1.18	to	$2.42	$1,227	—	0.30%	to	0.90%	5.66%	to	5.03%
Col VP Strategic Inc, Cl 2
2018	46	$1.18	to	$1.18	$55	3.54%	0.00%	to	0.00%	(0.64%)	to	(0.64%)
2017	8	$1.19	to	$1.19	$9	2.88%	0.00%	to	0.00%	5.90%	to	5.90%
2016	8	$1.12	to	$1.12	$9	11.33%	0.00%	to	0.00%	9.05%	to	9.05%
2015	7	$1.03	to	$1.03	$7	36.00%	0.00%	to	0.00%	(1.93%)	to	(1.93%)
2014	4	$1.05	to	$1.05	$5	3.20%	0.00%	to	0.00%	3.41%	to	3.41%
Col VP US Eq, Cl 2
2018	12	$1.50	to	$1.50	$19	—	0.00%	to	0.00%	(14.22%)	to	(14.22%)
2017	8	$1.75	to	$1.75	$14	—	0.00%	to	0.00%	10.36%	to	10.36%
2016	6	$1.59	to	$1.59	$10	—	0.00%	to	0.00%	17.32%	to	17.32%
2015	5	$1.35	to	$1.35	$7	—	0.00%	to	0.00%	(6.59%)	to	(6.59%)
2014	3	$1.45	to	$1.45	$5	—	0.00%	to	0.00%	3.04%	to	3.04%
Col VP US Govt Mtge, Cl 2
2018	4	$1.12	to	$1.12	$4	2.73%	0.00%	to	0.00%	1.60%	to	1.60%
2017	3	$1.11	to	$1.11	$4	2.23%	0.00%	to	0.00%	2.99%	to	2.99%
2016	0	$1.07	to	$1.07	$1	2.63%	0.00%	to	0.00%	2.45%	to	2.45%
2015	0	$1.05	to	$1.05	$0	2.73%	0.00%	to	0.00%	1.19%	to	1.19%
2014	0	$1.04	to	$1.04	$0	1.31%	0.00%	to	0.00%	5.56%	to	5.56%
Col VP US Govt Mtge, Cl 3
2018	1,099	$1.14	to	$1.35	$1,369	2.85%	0.30%	to	0.90%	1.41%	to	0.80%
2017	1,260	$1.13	to	$1.34	$1,551	2.76%	0.30%	to	0.90%	2.91%	to	2.29%
2016	1,358	$1.10	to	$1.31	$1,638	2.77%	0.30%	to	0.90%	2.27%	to	1.66%
2015	1,431	$1.07	to	$1.29	$1,705	2.84%	0.30%	to	0.90%	0.91%	to	0.30%
2014	1,584	$1.06	to	$1.29	$1,930	1.81%	0.30%	to	0.90%	5.47%	to	4.83%
CS Commodity Return
2018	616	$0.61	to	$0.45	$342	2.55%	0.30%	to	0.90%	(11.92%)	to	(12.46%)
2017	620	$0.70	to	$0.51	$378	9.33%	0.30%	to	0.90%	1.21%	to	0.61%
2016	596	$0.69	to	$0.51	$341	—	0.30%	to	0.90%	11.69%	to	11.02%
2015	626	$0.62	to	$0.46	$324	—	0.30%	to	0.90%	(25.32%)	to	(25.77%)
2014	702	$0.83	to	$0.62	$483	—	0.30%	to	0.90%	(17.26%)	to	(17.76%)
CTIVP AC Div Bond, Cl 2
2018	1	$1.10	to	$1.10	$1	2.63%	0.00%	to	0.00%	(1.31%)	to	(1.31%)
2017	0	$1.11	to	$1.11	$1	2.07%	0.00%	to	0.00%	4.65%	to	4.65%
2016	—	$1.06	to	$1.06	$0	1.57%	0.00%	to	0.00%	3.43%	to	3.43%
2015	—	$1.03	to	$1.03	$0	1.98%	0.00%	to	0.00%	(0.20%)	to	(0.20%)
2014	—	$1.03	to	$1.03	$0	1.38%	0.00%	to	0.00%	5.81%	to	5.81%
CTIVP AQR Intl Core Eq, Cl 2
2018	18	$1.15	to	$1.15	$21	2.02%	0.00%	to	0.00%	(16.69%)	to	(16.69%)
2017	17	$1.39	to	$1.39	$23	1.79%	0.00%	to	0.00%	22.14%	to	22.14%
2016	15	$1.13	to	$1.13	$17	2.07%	0.00%	to	0.00%	(3.44%)	to	(3.44%)
2015	13	$1.17	to	$1.17	$16	1.20%	0.00%	to	0.00%	(0.60%)	to	(0.60%)
2014	9	$1.18	to	$1.18	$11	0.55%	0.00%	to	0.00%	(7.02%)	to	(7.02%)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	131

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP AQR Man Fut Strategy, Cl 2
2018	9	$0.98	to	$0.98	$9	—	0.00%	to	0.00%	(7.75%)	to	(7.75%)
2017	7	$1.06	to	$1.06	$7	0.10%	0.00%	to	0.00%	(0.96%)	to	(0.96%)
2016	0	$1.07	to	$1.07	$1	5.33%	0.00%	to	0.00%	(9.08%)	to	(9.08%)
2015	0	$1.18	to	$1.18	$0	16.76%	0.00%	to	0.00%	(0.09%)	to	(0.09%)
2014	0	$1.18	to	$1.18	$0	1.63%	0.00%	to	0.00%	10.00%	to	10.00%
CTIVP BR Gl Infl Prot Sec, Cl 2
2018	12	$1.13	to	$1.13	$14	—	0.00%	to	0.00%	(0.71%)	to	(0.71%)
2017	8	$1.14	to	$1.14	$9	2.39%	0.00%	to	0.00%	2.46%	to	2.46%
2016	2	$1.11	to	$1.11	$2	—	0.00%	to	0.00%	8.42%	to	8.42%
2015	2	$1.02	to	$1.02	$2	43.83%	0.00%	to	0.00%	(1.64%)	to	(1.64%)
2014	1	$1.04	to	$1.04	$1	—	0.00%	to	0.00%	8.41%	to	8.41%
CTIVP BR Gl Infl Prot Sec, Cl 3
2018	537	$1.15	to	$1.45	$747	—	0.30%	to	0.90%	(0.81%)	to	(1.41%)
2017	566	$1.16	to	$1.47	$799	2.32%	0.30%	to	0.90%	2.24%	to	1.63%
2016	576	$1.13	to	$1.44	$804	—	0.30%	to	0.90%	8.18%	to	7.52%
2015	538	$1.05	to	$1.34	$706	36.81%	0.30%	to	0.90%	(1.79%)	to	(2.38%)
2014	576	$1.07	to	$1.37	$776	—	0.30%	to	0.90%	8.27%	to	7.61%
CTIVP CenterSquare Real Est, Cl 2
2018	82	$1.28	to	$1.28	$105	1.69%	0.00%	to	0.00%	(5.85%)	to	(5.85%)
2017	78	$1.36	to	$1.36	$106	1.99%	0.00%	to	0.00%	5.74%	to	5.74%
2016	51	$1.28	to	$1.28	$66	1.54%	0.00%	to	0.00%	4.76%	to	4.76%
2015	35	$1.22	to	$1.22	$43	5.36%	0.00%	to	0.00%	(1.21%)	to	(1.21%)
2014	14	$1.24	to	$1.24	$18	1.95%	0.00%	to	0.00%	13.81%	to	13.81%
CTIVP DFA Intl Val, Cl 2
2018	45	$1.19	to	$1.19	$54	2.73%	0.00%	to	0.00%	(17.48%)	to	(17.48%)
2017	17	$1.45	to	$1.45	$25	1.88%	0.00%	to	0.00%	25.02%	to	25.02%
2016	8	$1.16	to	$1.16	$9	2.62%	0.00%	to	0.00%	8.07%	to	8.07%
2015	5	$1.07	to	$1.07	$5	2.05%	0.00%	to	0.00%	(7.56%)	to	(7.56%)
2014	1	$1.16	to	$1.16	$2	2.18%	0.00%	to	0.00%	(7.70%)	to	(7.70%)
CTIVP Lazard Intl Eq Adv, Cl 2
2018	39	$1.06	to	$1.06	$42	1.96%	0.00%	to	0.00%	(16.21%)	to	(16.21%)
2017	25	$1.27	to	$1.27	$32	1.54%	0.00%	to	0.00%	23.65%	to	23.65%
2016	—	$1.03	to	$1.03	$0	1.95%	0.00%	to	0.00%	3.87%	to	3.87%
2015	—	$0.99	to	$0.99	$0	2.69%	0.00%	to	0.00%	(3.72%)	to	(3.72%)
2014	—	$1.03	to	$1.03	$0	2.77%	0.00%	to	0.00%	(0.20%)	to	(0.20%)
CTIVP Loomis Sayles Gro, Cl 2
2018	15	$2.14	to	$2.14	$31	—	0.00%	to	0.00%	(2.65%)	to	(2.65%)
2017	9	$2.20	to	$2.20	$20	—	0.00%	to	0.00%	32.69%	to	32.69%
2016	8	$1.66	to	$1.66	$14	—	0.00%	to	0.00%	5.57%	to	5.57%
2015	6	$1.57	to	$1.57	$9	—	0.00%	to	0.00%	10.30%	to	10.30%
2014	1	$1.42	to	$1.42	$2	—	0.00%	to	0.00%	12.36%	to	12.36%
CTIVP LA Capital Lg Cap Gro, Cl 2
2018	9	$1.96	to	$1.96	$17	—	0.00%	to	0.00%	(1.27%)	to	(1.27%)
2017	7	$1.99	to	$1.99	$14	—	0.00%	to	0.00%	30.79%	to	30.79%
2016	8	$1.52	to	$1.52	$13	—	0.00%	to	0.00%	(2.59%)	to	(2.59%)
2015	6	$1.56	to	$1.56	$10	—	0.00%	to	0.00%	5.85%	to	5.85%
2014	4	$1.47	to	$1.47	$6	—	0.00%	to	0.00%	10.15%	to	10.15%
CTIVP MFS Blend Res Core Eq, Cl 2
2018	0	$1.71	to	$1.71	$1	—	0.00%	to	0.00%	(8.20%)	to	(8.20%)
2017	0	$1.86	to	$1.86	$0	—	0.00%	to	0.00%	20.12%	to	20.12%
2016	1	$1.55	to	$1.55	$2	—	0.00%	to	0.00%	9.55%	to	9.55%
2015	0	$1.42	to	$1.42	$0	—	0.00%	to	0.00%	0.33%	to	0.33%
2014	—	$1.41	to	$1.41	$0	—	0.00%	to	0.00%	11.57%	to	11.57%

132	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP MFS Blend Res Core Eq, Cl 3
2018	171	$1.44	to	$1.48	$325	—	0.30%	to	0.90%	(8.36%)	to	(8.91%)
2017	207	$1.57	to	$1.62	$419	—	0.30%	to	0.90%	19.91%	to	19.20%
2016	250	$1.31	to	$1.36	$390	—	0.30%	to	0.90%	9.36%	to	8.70%
2015	268	$1.20	to	$1.25	$364	—	0.30%	to	0.90%	0.16%	to	(0.45%)
2014	275	$1.20	to	$1.26	$372	—	0.30%	to	0.90%	11.42%	to	10.75%
CTIVP MFS Val, Cl 2
2018	67	$1.75	to	$1.75	$117	—	0.00%	to	0.00%	(10.24%)	to	(10.24%)
2017	53	$1.95	to	$1.95	$103	—	0.00%	to	0.00%	17.34%	to	17.34%
2016	32	$1.67	to	$1.67	$54	—	0.00%	to	0.00%	13.72%	to	13.72%
2015	23	$1.46	to	$1.46	$33	—	0.00%	to	0.00%	(0.97%)	to	(0.97%)
2014	0	$1.48	to	$1.48	$0	—	0.00%	to	0.00%	10.10%	to	10.10%
CTIVP MS Adv, Cl 2
2018	5	$2.05	to	$2.05	$11	—	0.00%	to	0.00%	2.62%	to	2.62%
2017	2	$2.00	to	$2.00	$3	—	0.00%	to	0.00%	32.23%	to	32.23%
2016	1	$1.51	to	$1.51	$2	—	0.00%	to	0.00%	3.07%	to	3.07%
2015	0	$1.47	to	$1.47	$1	—	0.00%	to	0.00%	6.42%	to	6.42%
2014	0	$1.38	to	$1.38	$0	—	0.00%	to	0.00%	7.04%	to	7.04%
CTIVP Oppen Intl Gro, Cl 2
2018	88	$1.17	to	$1.17	$103	0.85%	0.00%	to	0.00%	(19.10%)	to	(19.10%)
2017	72	$1.45	to	$1.45	$105	0.53%	0.00%	to	0.00%	26.56%	to	26.56%
2016	60	$1.14	to	$1.14	$69	1.17%	0.00%	to	0.00%	(3.66%)	to	(3.66%)
2015	48	$1.19	to	$1.19	$57	1.30%	0.00%	to	0.00%	(2.54%)	to	(2.54%)
2014	12	$1.22	to	$1.22	$14	1.55%	0.00%	to	0.00%	(0.08%)	to	(0.08%)
CTIVP T Rowe Price LgCap Val, Cl 2
2018	2	$1.50	to	$1.50	$4	—	0.00%	to	0.00%	(9.52%)	to	(9.52%)
2017	1	$1.66	to	$1.66	$2	—	0.00%	to	0.00%	15.96%	to	15.96%
2016	4	$1.43	to	$1.43	$5	—	0.00%	to	0.00%	14.07%	to	14.07%
2015	2	$1.26	to	$1.26	$2	—	0.00%	to	0.00%	(8.44%)	to	(8.44%)
2014	1	$1.37	to	$1.37	$1	—	0.00%	to	0.00%	9.54%	to	9.54%
CTIVP TCW Core Plus Bond, Cl 2
2018	8	$1.08	to	$1.08	$9	1.92%	0.00%	to	0.00%	(0.10%)	to	(0.10%)
2017	5	$1.08	to	$1.08	$6	1.05%	0.00%	to	0.00%	3.15%	to	3.15%
2016	1	$1.04	to	$1.04	$1	1.27%	0.00%	to	0.00%	2.17%	to	2.17%
2015	—	$1.02	to	$1.02	$0	0.57%	0.00%	to	0.00%	(0.06%)	to	(0.06%)
2014	—	$1.02	to	$1.02	$0	0.38%	0.00%	to	0.00%	4.81%	to	4.81%
CTIVP Vty Sycamore Estb Val, Cl 2
2018	71	$1.92	to	$1.92	$137	—	0.00%	to	0.00%	(10.20%)	to	(10.20%)
2017	43	$2.14	to	$2.14	$92	—	0.00%	to	0.00%	15.55%	to	15.55%
2016	12	$1.85	to	$1.85	$23	—	0.00%	to	0.00%	20.52%	to	20.52%
2015	5	$1.53	to	$1.53	$8	—	0.00%	to	0.00%	0.00%	to	0.00%
2014	4	$1.53	to	$1.53	$6	—	0.00%	to	0.00%	11.90%	to	11.90%
CTIVP Vty Sycamore Estb Val, Cl 3
2018	210	$1.53	to	$2.21	$555	—	0.30%	to	0.90%	(10.37%)	to	(10.91%)
2017	165	$1.71	to	$2.49	$492	—	0.30%	to	0.90%	15.38%	to	14.69%
2016	142	$1.48	to	$2.17	$350	—	0.30%	to	0.90%	20.28%	to	19.55%
2015	90	$1.23	to	$1.81	$189	—	0.30%	to	0.90%	(0.13%)	to	(0.74%)
2014	64	$1.23	to	$1.83	$134	—	0.30%	to	0.90%	11.69%	to	11.02%
CTIVP WF Short Duration Govt, Cl 2
2018	1	$1.02	to	$1.02	$1	0.99%	0.00%	to	0.00%	0.81%	to	0.81%
2017	0	$1.01	to	$1.01	$0	0.72%	0.00%	to	0.00%	0.45%	to	0.45%
2016	0	$1.01	to	$1.01	$0	0.69%	0.00%	to	0.00%	0.79%	to	0.79%
2015	0	$1.00	to	$1.00	$0	0.77%	0.00%	to	0.00%	0.07%	to	0.07%
2014	0	$1.00	to	$1.00	$0	0.19%	0.00%	to	0.00%	0.71%	to	0.71%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	133

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Westfield Mid Cap Gro, Cl 2
2018	8	$1.65	to	$1.65	$14	—	0.00%	to	0.00%	(3.61%)	to	(3.61%)
2017	7	$1.72	to	$1.72	$13	—	0.00%	to	0.00%	22.65%	to	22.65%
2016	6	$1.40	to	$1.40	$8	—	0.00%	to	0.00%	3.42%	to	3.42%
2015	13	$1.35	to	$1.35	$17	—	0.00%	to	0.00%	(3.00%)	to	(3.00%)
2014	1	$1.39	to	$1.39	$1	—	0.00%	to	0.00%	9.06%	to	9.06%
DWS Alt Asset Alloc VIP, Cl B
2018	179	$1.00	to	$0.90	$174	1.73%	0.00%	to	0.90%	(9.35%)	to	(10.16%)
2017	150	$1.10	to	$1.00	$161	1.85%	0.00%	to	0.90%	7.01%	to	6.05%
2016	123	$1.03	to	$0.94	$122	2.15%	0.00%	to	0.90%	4.99%	to	4.05%
2015	159	$0.98	to	$0.91	$149	2.21%	0.00%	to	0.90%	(6.54%)	to	(7.38%)
2014	45	$1.05	to	$0.98	$45	0.49%	0.00%	to	0.90%	3.24%	to	(2.90	%)(5)
EV VT Floating-Rate Inc, Init Cl
2018	906	$1.12	to	$1.31	$1,288	3.75%	0.30%	to	0.90%	(0.37%)	to	(0.97%)
2017	781	$1.12	to	$1.32	$1,132	3.26%	0.30%	to	0.90%	3.11%	to	2.49%
2016	760	$1.09	to	$1.29	$1,090	3.49%	0.30%	to	0.90%	8.62%	to	7.97%
2015	781	$1.00	to	$1.19	$1,032	3.33%	0.30%	to	0.90%	(1.28%)	to	(1.88%)
2014	861	$1.01	to	$1.22	$1,133	3.15%	0.30%	to	0.90%	0.27%	to	(0.33%)
Fid VIP Contrafund, Serv Cl 2
2018	1,895	$1.78	to	$1.80	$3,835	0.44%	0.00%	to	0.90%	(6.64%)	to	(7.48%)
2017	1,893	$1.90	to	$1.95	$4,188	0.78%	0.00%	to	0.90%	21.59%	to	20.50%
2016	2,120	$1.57	to	$1.62	$3,802	0.59%	0.00%	to	0.90%	7.73%	to	6.77%
2015	2,431	$1.45	to	$1.51	$4,110	0.81%	0.00%	to	0.90%	0.42%	to	(0.48%)
2014	2,452	$1.45	to	$1.52	$4,138	0.74%	0.00%	to	0.90%	11.65%	to	10.65%
Fid VIP Gro & Inc, Serv Cl
2018	1,341	$3.26	to	$2.05	$3,439	0.25%	0.45%	to	0.90%	(9.48%)	to	(9.89%)
2017	1,456	$3.60	to	$2.28	$4,110	1.17%	0.45%	to	0.90%	16.25%	to	15.73%
2016	1,603	$3.10	to	$1.97	$3,912	1.61%	0.45%	to	0.90%	15.43%	to	14.91%
2015	1,850	$2.68	to	$1.71	$3,900	1.98%	0.45%	to	0.90%	(2.79%)	to	(3.23%)
2014	1,970	$2.76	to	$1.77	$4,280	1.65%	0.45%	to	0.90%	9.89%	to	9.40%
Fid VIP Gro & Inc, Serv Cl 2
2018	1,195	$1.40	to	$2.38	$1,684	0.20%	0.30%	to	0.90%	(9.47%)	to	(10.01%)
2017	1,347	$1.55	to	$2.64	$2,128	1.10%	0.30%	to	0.90%	16.26%	to	15.57%
2016	1,322	$1.33	to	$2.29	$1,972	1.55%	0.30%	to	0.90%	15.46%	to	14.77%
2015	1,427	$1.15	to	$1.99	$1,897	1.91%	0.30%	to	0.90%	(2.83%)	to	(3.41%)
2014	1,314	$1.19	to	$2.06	$2,012	1.57%	0.30%	to	0.90%	9.90%	to	9.24%
Fid VIP Mid Cap, Serv Cl
2018	1,396	$3.07	to	$3.74	$4,765	0.54%	0.45%	to	0.90%	(15.02%)	to	(15.41%)
2017	1,574	$3.61	to	$4.42	$6,341	0.61%	0.45%	to	0.90%	20.16%	to	19.62%
2016	1,765	$3.00	to	$3.69	$5,916	0.41%	0.45%	to	0.90%	11.61%	to	11.11%
2015	2,037	$2.69	to	$3.33	$6,143	0.39%	0.45%	to	0.90%	(1.94%)	to	(2.38%)
2014	2,206	$2.74	to	$3.41	$6,798	0.16%	0.45%	to	0.90%	5.72%	to	5.25%
Fid VIP Mid Cap, Serv Cl 2
2018	3,181	$1.65	to	$3.56	$4,311	0.40%	0.00%	to	0.90%	(14.77%)	to	(15.54%)
2017	3,213	$1.93	to	$4.22	$5,288	0.49%	0.00%	to	0.90%	20.54%	to	19.46%
2016	2,841	$1.60	to	$3.53	$4,563	0.32%	0.00%	to	0.90%	11.92%	to	10.92%
2015	2,775	$1.43	to	$3.18	$4,395	0.25%	0.00%	to	0.90%	(1.63%)	to	(2.51%)
2014	2,296	$1.46	to	$3.26	$4,616	0.02%	0.00%	to	0.90%	6.03%	to	5.08%
Fid VIP Overseas, Serv Cl
2018	693	$2.03	to	$1.43	$1,134	1.43%	0.45%	to	0.90%	(15.27%)	to	(15.65%)
2017	738	$2.39	to	$1.70	$1,440	1.32%	0.45%	to	0.90%	29.52%	to	28.94%
2016	806	$1.85	to	$1.32	$1,215	1.36%	0.45%	to	0.90%	(5.55%)	to	(5.97%)
2015	829	$1.95	to	$1.40	$1,329	1.31%	0.45%	to	0.90%	3.03%	to	2.56%
2014	846	$1.90	to	$1.37	$1,308	1.23%	0.45%	to	0.90%	(8.57%)	to	(8.98%)

134	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Overseas, Serv Cl 2
2018	852	$1.11	to	$2.01	$956	1.23%	0.30%	to	0.90%	(15.31%)		to	(15.82%)
2017	905	$1.32	to	$2.39	$1,236	1.26%	0.30%	to	0.90%	29.60%		to	28.83%
2016	833	$1.01	to	$1.85	$977	1.26%	0.30%	to	0.90%	(5.55%)		to	(6.11%)
2015	754	$1.07	to	$1.97	$1,036	1.19%	0.30%	to	0.90%	2.99%		to	2.37%
2014	654	$1.04	to	$1.93	$978	1.09%	0.30%	to	0.90%	(8.57%)		to	(9.12%)
Fid VIP Strategic Inc, Serv Cl 2
2018	15	$1.16	to	$1.16	$18	4.17%	0.00%	to	0.00%	(2.82%)		to	(2.82%)
2017	8	$1.19	to	$1.19	$10	4.13%	0.00%	to	0.00%	7.54%		to	7.54%
2016	3	$1.11	to	$1.11	$4	2.90%	0.00%	to	0.00%	8.02%		to	8.02%
2015	10	$1.03	to	$1.03	$10	37.36%	0.00%	to	0.00%	(1.94%)		to	(1.94%)
2014	—	$1.05	to	$1.05	$0	2.26%	0.00%	to	0.00%	3.38%		to	3.38%
Frank Global Real Est, Cl 2
2018	969	$1.18	to	$2.40	$2,053	2.65%	0.30%	to	0.90%	(7.05%)		to	(7.61%)
2017	1,054	$1.27	to	$2.60	$2,420	3.14%	0.30%	to	0.90%	10.14%		to	9.49%
2016	1,133	$1.15	to	$2.37	$2,408	1.20%	0.30%	to	0.90%	0.24%		to	(0.36%)
2015	1,195	$1.15	to	$2.38	$2,562	3.24%	0.30%	to	0.90%	0.27%		to	(0.33%)
2014	1,223	$1.15	to	$2.39	$2,784	0.45%	0.30%	to	0.90%	14.66%		to	13.98%
Frank Inc, Cl 2
2018	152	$1.22	to	$1.03	$157	4.66%	0.00%	to	0.90%	(4.30%)		to	(5.17%)
2017	155	$1.28	to	$1.08	$168	4.10%	0.00%	to	0.90%	9.67%		to	8.69%
2016	149	$1.17	to	$1.00	$149	4.94%	0.00%	to	0.90%	14.02%		to	13.00%
2015	97	$1.02	to	$0.88	$86	4.61%	0.00%	to	0.90%	(7.05%)		to	(7.89%)
2014	116	$1.10	to	$0.96	$112	0.02%	0.00%	to	0.90%	4.62%		to	(5.08	%)(5)
Frank Mutual Shares, Cl 2
2018	788	$1.49	to	$2.21	$1,577	2.40%	0.00%	to	0.90%	(9.07%)		to	(9.89%)
2017	802	$1.63	to	$2.46	$1,763	2.26%	0.00%	to	0.90%	8.35%		to	7.38%
2016	775	$1.51	to	$2.29	$1,712	1.98%	0.00%	to	0.90%	16.06%		to	15.02%
2015	899	$1.30	to	$1.99	$1,729	3.02%	0.00%	to	0.90%	(4.94%)		to	(5.79%)
2014	919	$1.37	to	$2.11	$1,924	1.98%	0.00%	to	0.90%	7.12%		to	6.16%
Frank Sm Cap Val, Cl 2
2018	746	$1.69	to	$3.88	$2,057	0.89%	0.00%	to	0.90%	(12.88%)		to	(13.66%)
2017	791	$1.94	to	$4.49	$2,560	0.52%	0.00%	to	0.90%	10.65%		to	9.66%
2016	800	$1.76	to	$4.09	$2,522	0.81%	0.00%	to	0.90%	30.19%		to	29.02%
2015	850	$1.35	to	$3.17	$2,134	0.64%	0.00%	to	0.90%	(7.39%)		to	(8.22%)
2014	839	$1.46	to	$3.46	$2,540	0.62%	0.00%	to	0.90%	0.57%		to	(0.33%)
GS VIT Mid Cap Val, Inst
2018	1,878	$1.23	to	$3.84	$5,011	1.31%	0.30%	to	0.90%	(10.73%)		to	(11.27%)
2017	1,980	$1.38	to	$4.33	$6,052	0.73%	0.30%	to	0.90%	10.74%		to	10.08%
2016	1,955	$1.24	to	$3.93	$5,944	1.36%	0.30%	to	0.90%	13.19%		to	12.52%
2015	2,085	$1.10	to	$3.49	$5,805	0.40%	0.30%	to	0.90%	(9.36%)		to	(9.90%)
2014	1,997	$1.21	to	$3.88	$6,716	0.98%	0.30%	to	0.90%	13.23%		to	12.55%
GS VIT Multi-Strategy Alt, Advisor
2018	45	$0.91	to	$0.87	$40	2.17%	0.00%	to	0.90%	(7.09%)		to	(7.93%)
2017	49	$0.97	to	$0.94	$47	1.73%	0.00%	to	0.90%	5.14%		to	4.20%
2016	61	$0.93	to	$0.91	$56	0.91%	0.00%	to	0.90%	0.27%		to	(0.62%)
2015	35	$0.92	to	$0.91	$32	2.67%	0.00%	to	0.90%	(4.89%)		to	(5.74%)
2014	19	$0.97	to	$0.97	$19	7.20%	0.00%	to	0.90%	(2.82	%)(5)	to	(3.26	%)(5)
GS VIT Sm Cap Eq Insights, Inst
2018	131	$3.65	to	$2.81	$420	0.47%	0.45%	to	0.90%	(9.03%)		to	(9.45%)
2017	136	$4.01	to	$3.10	$479	0.58%	0.45%	to	0.90%	11.07%		to	10.57%
2016	133	$3.61	to	$2.81	$423	1.18%	0.45%	to	0.90%	22.65%		to	22.10%
2015	147	$2.94	to	$2.30	$378	0.29%	0.45%	to	0.90%	(2.37%)		to	(2.80%)
2014	156	$3.01	to	$2.36	$411	0.77%	0.45%	to	0.90%	6.45%		to	5.97%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	135

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
GS VIT U.S. Eq Insights, Inst
2018	846	$1.63	to	$2.07	$2,277	1.22%	0.30%	to	0.90%	(6.48%)	to	(7.04%)
2017	900	$1.74	to	$2.23	$2,588	1.36%	0.30%	to	0.90%	23.70%	to	22.96%
2016	1,033	$1.41	to	$1.81	$2,375	1.31%	0.30%	to	0.90%	10.40%	to	9.74%
2015	1,109	$1.28	to	$1.65	$2,300	1.35%	0.30%	to	0.90%	(0.31%)	to	(0.91%)
2014	1,220	$1.28	to	$1.67	$2,416	1.44%	0.30%	to	0.90%	16.02%	to	15.32%
Invesco VI Am Fran, Ser I
2018	261	$1.89	to	$1.84	$488	—	0.45%	to	0.90%	(4.06%)	to	(4.49%)
2017	257	$1.98	to	$1.93	$503	0.08%	0.45%	to	0.90%	26.77%	to	26.20%
2016	299	$1.56	to	$1.53	$462	—	0.45%	to	0.90%	1.81%	to	1.35%
2015	349	$1.53	to	$1.51	$531	—	0.45%	to	0.90%	4.54%	to	4.07%
2014	426	$1.46	to	$1.45	$619	0.04%	0.45%	to	0.90%	7.95%	to	7.47%
Invesco VI Am Fran, Ser II
2018	380	$1.62	to	$1.81	$627	—	0.30%	to	0.90%	(4.18%)	to	(4.76%)
2017	550	$1.70	to	$1.90	$944	—	0.30%	to	0.90%	26.65%	to	25.89%
2016	587	$1.34	to	$1.51	$818	—	0.30%	to	0.90%	1.71%	to	1.11%
2015	621	$1.32	to	$1.49	$865	—	0.30%	to	0.90%	4.44%	to	3.81%
2014	590	$1.26	to	$1.44	$822	—	0.30%	to	0.90%	7.84%	to	7.20%
Invesco VI Bal Risk Alloc, Ser II
2018	138	$1.16	to	$1.06	$151	1.26%	0.00%	to	0.90%	(6.71%)	to	(7.55%)
2017	152	$1.24	to	$1.14	$178	3.88%	0.00%	to	0.90%	9.83%	to	8.85%
2016	141	$1.13	to	$1.05	$150	0.22%	0.00%	to	0.90%	11.51%	to	10.52%
2015	101	$1.01	to	$0.95	$98	5.03%	0.00%	to	0.90%	(4.40%)	to	(5.26%)
2014	12	$1.06	to	$1.00	$13	—	0.00%	to	0.90%	5.71%	to	(1.24	%)(5)
Invesco VI Comstock, Ser II
2018	128	$1.32	to	$1.54	$238	1.42%	0.30%	to	0.90%	(12.63%)	to	(13.16%)
2017	136	$1.51	to	$1.77	$289	2.03%	0.30%	to	0.90%	17.22%	to	16.52%
2016	156	$1.28	to	$1.52	$275	1.26%	0.30%	to	0.90%	16.64%	to	15.94%
2015	199	$1.10	to	$1.31	$294	1.66%	0.30%	to	0.90%	(6.48%)	to	(7.03%)
2014	210	$1.18	to	$1.41	$321	1.20%	0.30%	to	0.90%	8.77%	to	8.12%
Invesco VI Core Eq, Ser I
2018	2,771	$2.46	to	$2.96	$8,026	0.88%	0.45%	to	0.90%	(9.80%)	to	(10.21%)
2017	3,152	$2.73	to	$3.29	$10,178	1.02%	0.45%	to	0.90%	12.67%	to	12.16%
2016	3,530	$2.42	to	$2.93	$10,164	0.75%	0.45%	to	0.90%	9.77%	to	9.28%
2015	3,930	$2.21	to	$2.69	$10,319	1.11%	0.45%	to	0.90%	(6.19%)	to	(6.62%)
2014	4,278	$2.35	to	$2.88	$12,048	0.85%	0.45%	to	0.90%	7.66%	to	7.18%
Invesco VI Div Divd, Ser I
2018	528	$1.39	to	$1.78	$943	2.28%	0.30%	to	0.90%	(7.85%)	to	(8.41%)
2017	598	$1.51	to	$1.94	$1,162	1.67%	0.30%	to	0.90%	8.25%	to	7.60%
2016	708	$1.39	to	$1.80	$1,281	1.47%	0.30%	to	0.90%	14.47%	to	13.79%
2015	407	$1.21	to	$1.59	$649	1.77%	0.30%	to	0.90%	1.76%	to	1.15%
2014	398	$1.19	to	$1.57	$627	1.73%	0.30%	to	0.90%	12.49%	to	11.82%
Invesco VI Intl Gro, Ser II
2018	699	$1.10	to	$1.09	$1,043	1.78%	0.30%	to	0.90%	(15.46%)	to	(15.97%)
2017	753	$1.30	to	$1.29	$1,306	1.25%	0.30%	to	0.90%	22.36%	to	21.63%
2016	896	$1.06	to	$1.06	$1,187	1.19%	0.30%	to	0.90%	(0.99%)	to	(1.58%)
2015	860	$1.07	to	$1.08	$1,160	1.35%	0.30%	to	0.90%	(2.91%)	to	(3.49%)
2014	803	$1.10	to	$1.12	$1,100	1.43%	0.30%	to	0.90%	(0.21%)	to	(0.81%)
Invesco VI Mid Cap Gro, Ser I
2018	357	$1.40	to	$1.62	$580	—	0.30%	to	0.90%	(5.87%)	to	(6.43%)
2017	395	$1.48	to	$1.73	$683	—	0.30%	to	0.90%	22.13%	to	21.40%
2016	451	$1.22	to	$1.42	$642	—	0.30%	to	0.90%	0.45%	to	(0.15%)
2015	309	$1.21	to	$1.42	$442	—	0.30%	to	0.90%	0.90%	to	0.30%
2014	313	$1.20	to	$1.42	$447	—	0.30%	to	0.90%	7.71%	to	7.07%

136	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Tech, Ser I
2018	173	$1.72	to	$2.90	$552	—	0.30%	to	0.90%	(0.75%)		to	(1.35%)
2017	163	$1.73	to	$2.94	$511	—	0.30%	to	0.90%	34.73%		to	33.93%
2016	172	$1.29	to	$2.19	$395	—	0.30%	to	0.90%	(1.05%)		to	(1.64%)
2015	177	$1.30	to	$2.23	$407	—	0.30%	to	0.90%	6.50%		to	5.86%
2014	168	$1.22	to	$2.11	$367	—	0.30%	to	0.90%	10.72%		to	10.06%
Ivy VIP Asset Strategy
2018	94	$1.03	to	$0.93	$89	2.10%	0.00%	to	0.90%	(5.44%)		to	(6.29%)
2017	75	$1.09	to	$0.99	$76	1.53%	0.00%	to	0.90%	18.27%		to	17.22%
2016	99	$0.92	to	$0.84	$85	0.64%	0.00%	to	0.90%	(2.57%)		to	(3.44%)
2015	305	$0.95	to	$0.87	$279	0.40%	0.00%	to	0.90%	(8.35%)		to	(9.17%)
2014	302	$1.03	to	$0.96	$304	0.59%	0.00%	to	0.90%	(5.26%)		to	(4.86	%)(5)
Janus Henderson VIT Bal, Serv
2018	4	$1.00	to	$1.00	$4	1.10%	0.00%	to	0.00%	(0.29	%)(8)	to	(0.29	%)(8)
Janus Henderson VIT Enter, Serv
2018	171	$4.63	to	$2.01	$585	0.11%	0.45%	to	0.90%	(1.11%)		to	(1.56%)
2017	177	$4.68	to	$2.05	$622	0.15%	0.45%	to	0.90%	26.52%		to	25.95%
2016	194	$3.70	to	$1.62	$532	0.02%	0.45%	to	0.90%	11.60%		to	11.10%
2015	226	$3.31	to	$1.46	$535	0.52%	0.45%	to	0.90%	3.30%		to	2.84%
2014	245	$3.21	to	$1.42	$556	0.03%	0.45%	to	0.90%	11.74%		to	11.24%
Janus Henderson VIT Flex Bd, Serv
2018	1	$1.10	to	$1.10	$1	2.81%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
2017	1	$1.11	to	$1.11	$2	2.60%	0.00%	to	0.00%	3.35%		to	3.35%
2016	1	$1.08	to	$1.08	$1	2.29%	0.00%	to	0.00%	2.22%		to	2.22%
2015	0	$1.05	to	$1.05	$0	2.20%	0.00%	to	0.00%	(0.06%)		to	(0.06%)
2014	0	$1.05	to	$1.05	$0	3.22%	0.00%	to	0.00%	4.69%		to	4.69%
Janus Henderson VIT Gbl Tech, Serv
2018	528	$2.13	to	$1.76	$1,419	—	0.30%	to	0.90%	0.61%		to	0.00%
2017	601	$2.11	to	$1.76	$1,516	—	0.30%	to	0.90%	44.48%		to	43.62%
2016	666	$1.46	to	$1.23	$1,133	0.09%	0.30%	to	0.90%	13.51%		to	12.83%
2015	768	$1.29	to	$1.09	$1,153	—	0.30%	to	0.90%	4.33%		to	3.71%
2014	805	$1.24	to	$1.05	$1,118	—	0.30%	to	0.90%	9.02%		to	8.37%
Janus Henderson VIT Overseas, Serv
2018	1,060	$0.91	to	$1.39	$1,576	1.66%	0.30%	to	0.90%	(15.39%)		to	(15.90%)
2017	1,304	$1.07	to	$1.66	$2,189	1.59%	0.30%	to	0.90%	30.41%		to	29.63%
2016	1,462	$0.82	to	$1.28	$1,881	4.64%	0.30%	to	0.90%	(6.99%)		to	(7.54%)
2015	1,625	$0.89	to	$1.38	$2,283	0.51%	0.30%	to	0.90%	(9.08%)		to	(9.62%)
2014	1,700	$0.97	to	$1.53	$2,726	2.98%	0.30%	to	0.90%	(12.36%)		to	(12.89%)
Janus Henderson VIT Res, Serv
2018	193	$1.92	to	$1.88	$419	0.36%	0.00%	to	0.90%	(2.84%)		to	(3.71%)
2017	218	$1.97	to	$1.95	$493	0.25%	0.00%	to	0.90%	27.56%		to	26.42%
2016	255	$1.55	to	$1.55	$435	0.38%	0.00%	to	0.90%	0.27%		to	(0.63%)
2015	298	$1.54	to	$1.55	$506	0.45%	0.00%	to	0.90%	5.07%		to	4.13%
2014	341	$1.47	to	$1.49	$550	0.22%	0.00%	to	0.90%	12.73%		to	11.72%
Lazard Ret Global Dyn MA, Serv
2018	73	$1.27	to	$1.11	$83	1.44%	0.00%	to	0.90%	(6.57%)		to	(7.41%)
2017	60	$1.36	to	$1.20	$73	—	0.00%	to	0.90%	20.53%		to	19.45%
2016	69	$1.13	to	$1.00	$70	0.27%	0.00%	to	0.90%	3.31%		to	2.38%
2015	53	$1.09	to	$0.98	$53	—	0.00%	to	0.90%	(0.44%)		to	(1.34%)
2014	46	$1.10	to	$0.99	$46	3.02%	0.00%	to	0.90%	2.68%		to	(1.84	%)(5)
MFS Mass Inv Gro Stock, Serv Cl
2018	1,440	$1.33	to	$1.30	$1,887	0.32%	0.30%	to	0.90%	0.27%		to	(0.33%)
2017	1,670	$1.32	to	$1.30	$2,190	0.42%	0.30%	to	0.90%	27.72%		to	26.96%
2016	1,877	$1.04	to	$1.02	$1,932	0.39%	0.30%	to	0.90%	5.53%		to	4.89%
2015	1,863	$0.98	to	$0.98	$1,824	0.59%	0.30%	to	0.90%	(1.85	%)(6)	to	(2.30	%)(6)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	137

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS New Dis, Serv Cl
2018	474	$1.36	to	$2.31	$1,357	—	0.30%	to	0.90%	(2.01%)		to	(2.60%)
2017	539	$1.39	to	$2.37	$1,565	—	0.30%	to	0.90%	25.95%		to	25.20%
2016	623	$1.10	to	$1.89	$1,435	—	0.30%	to	0.90%	8.47%		to	7.83%
2015	692	$1.02	to	$1.76	$1,462	—	0.30%	to	0.90%	(2.44%)		to	(3.02%)
2014	769	$1.04	to	$1.81	$1,639	—	0.30%	to	0.90%	(7.77%)		to	(8.32%)
MFS Utilities, Serv Cl
2018	460	$1.47	to	$4.22	$1,190	0.84%	0.00%	to	0.90%	0.81%		to	(0.10%)
2017	511	$1.46	to	$4.23	$1,348	4.02%	0.00%	to	0.90%	14.49%		to	13.47%
2016	549	$1.27	to	$3.73	$1,422	3.67%	0.00%	to	0.90%	11.23%		to	10.24%
2015	581	$1.14	to	$3.38	$1,395	4.00%	0.00%	to	0.90%	(14.76%)		to	(15.52%)
2014	552	$1.34	to	$4.00	$1,782	1.85%	0.00%	to	0.90%	12.47%		to	11.46%
MS VIF Global Real Est, Cl II
2018	213	$1.14	to	$1.06	$304	3.09%	0.30%	to	0.90%	(8.48%)		to	(9.03%)
2017	255	$1.25	to	$1.16	$367	2.41%	0.30%	to	0.90%	9.38%		to	8.73%
2016	318	$1.14	to	$1.07	$385	1.39%	0.30%	to	0.90%	2.81%		to	2.20%
2015	412	$1.11	to	$1.05	$476	2.28%	0.30%	to	0.90%	(1.71%)		to	(2.30%)
2014	407	$1.13	to	$1.07	$472	0.73%	0.30%	to	0.90%	13.51%		to	12.83%
MS VIF Mid Cap Gro, Cl II
2018	198	$1.88	to	$2.02	$442	—	0.00%	to	0.90%	10.53%		to	9.53%
2017	154	$1.70	to	$1.84	$323	—	0.00%	to	0.90%	38.60%		to	37.36%
2016	132	$1.22	to	$1.34	$198	—	0.00%	to	0.90%	(8.84%)		to	(9.66%)
2015	137	$1.34	to	$1.48	$227	—	0.00%	to	0.90%	(5.99%)		to	(6.83%)
2014	157	$1.43	to	$1.59	$275	—	0.00%	to	0.90%	1.84%		to	0.93%
NB AMT Sus Eq, Cl S
2018	2	$1.82	to	$1.82	$4	0.15%	0.00%	to	0.00%	(5.94%)		to	(5.94%)
2017	5	$1.94	to	$1.94	$9	0.32%	0.00%	to	0.00%	18.11%		to	18.11%
2016	6	$1.64	to	$1.64	$9	0.50%	0.00%	to	0.00%	9.64%		to	9.64%
2015	6	$1.50	to	$1.50	$8	0.33%	0.00%	to	0.00%	(0.59%)		to	(0.59%)
2014	4	$1.50	to	$1.50	$7	0.14%	0.00%	to	0.00%	10.11%		to	10.11%
NB AMT US Eq Index PW Strat, Cl S
2018	9	$0.93	to	$0.89	$9	—	0.00%	to	0.90%	(6.78%)		to	(7.62%)
2017	13	$1.00	to	$0.97	$13	—	0.00%	to	0.90%	6.68%		to	5.73%
2016	9	$0.93	to	$0.91	$9	—	0.00%	to	0.90%	(0.65%)		to	(1.53%)
2015	0	$0.94	to	$0.93	$1	—	0.00%	to	0.90%	(5.06%)		to	(5.92%)
2014	—	$0.99	to	$0.99	$0	—	0.00%	to	0.90%	(1.19	%)(5)	to	(1.64	%)(5)
Oppen Global VA, Serv
2018	658	$1.66	to	$1.71	$1,307	0.74%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
2017	625	$1.91	to	$1.99	$1,438	0.73%	0.00%	to	0.90%	36.32%		to	35.10%
2016	639	$1.40	to	$1.48	$1,075	0.77%	0.00%	to	0.90%	(0.16%)		to	(1.05%)
2015	588	$1.41	to	$1.49	$994	1.09%	0.00%	to	0.90%	3.67%		to	2.74%
2014	581	$1.36	to	$1.45	$938	0.87%	0.00%	to	0.90%	2.06%		to	1.14%
Oppen Global Strategic Inc VA, Srv
2018	1,252	$1.09	to	$1.45	$1,844	4.47%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
2017	1,320	$1.14	to	$1.54	$2,060	2.00%	0.00%	to	0.90%	6.04%		to	5.09%
2016	1,417	$1.07	to	$1.46	$2,094	4.58%	0.00%	to	0.90%	6.26%		to	5.31%
2015	1,518	$1.01	to	$1.39	$2,127	5.45%	0.00%	to	0.90%	(2.49%)		to	(3.37%)
2014	1,683	$1.04	to	$1.44	$2,425	3.90%	0.00%	to	0.90%	2.49%		to	1.57%
Oppen Main St Sm Cap VA, Serv
2018	526	$1.83	to	$1.88	$1,057	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
2017	518	$2.04	to	$2.12	$1,185	0.64%	0.00%	to	0.90%	13.91%		to	12.89%
2016	584	$1.79	to	$1.88	$1,168	0.25%	0.00%	to	0.90%	17.67%		to	16.62%
2015	514	$1.52	to	$1.61	$903	0.61%	0.00%	to	0.90%	(6.09%)		to	(6.94%)
2014	491	$1.62	to	$1.73	$917	0.64%	0.00%	to	0.90%	11.65%		to	10.65%

138	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
PIMCO VIT All Asset, Advisor Cl
2018	719	$1.13	to	$1.42	$1,055	3.04%	0.00%	to	0.90%	(5.45%)	to	(6.30%)
2017	745	$1.19	to	$1.52	$1,183	4.52%	0.00%	to	0.90%	13.38%	to	12.36%
2016	725	$1.05	to	$1.35	$1,017	2.42%	0.00%	to	0.90%	12.90%	to	11.90%
2015	880	$0.93	to	$1.21	$1,099	3.07%	0.00%	to	0.90%	(9.19%)	to	(10.00%)
2014	1,069	$1.02	to	$1.34	$1,477	4.59%	0.00%	to	0.90%	0.45%	to	(0.45%)
PIMCO VIT Glb MA Man Alloc, Adv Cl
2018	3	$1.08	to	$1.08	$3	1.60%	0.00%	to	0.00%	(5.61%)	to	(5.61%)
2017	3	$1.15	to	$1.15	$3	2.18%	0.00%	to	0.00%	13.99%	to	13.99%
2016	2	$1.01	to	$1.01	$2	2.63%	0.00%	to	0.00%	3.92%	to	3.92%
2015	2	$0.97	to	$0.97	$2	2.02%	0.00%	to	0.00%	(0.26%)	to	(0.26%)
2014	1	$0.97	to	$0.97	$1	2.56%	0.00%	to	0.00%	4.57%	to	4.57%
PIMCO VIT Tot Return, Advisor Cl
2018	118	$1.11	to	$1.05	$132	2.38%	0.00%	to	0.90%	(0.63%)	to	(1.53%)
2017	159	$1.12	to	$1.06	$177	1.93%	0.00%	to	0.90%	4.81%	to	3.87%
2016	120	$1.07	to	$1.03	$132	1.96%	0.00%	to	0.90%	2.58%	to	1.66%
2015	15	$1.04	to	$1.01	$24	5.38%	0.00%	to	0.90%	0.01%	to	(0.93%)
2014	5	$1.04	to	$1.02	$15	3.50%	0.00%	to	0.90%	4.53%	to	0.91	%(5)
Put VT Global Hlth Care, Cl IB
2018	307	$1.52	to	$3.00	$882	0.98%	0.30%	to	0.90%	(0.89%)	to	(1.49%)
2017	337	$1.53	to	$3.05	$996	0.51%	0.30%	to	0.90%	14.95%	to	14.27%
2016	336	$1.33	to	$2.67	$868	—	0.30%	to	0.90%	(11.62%)	to	(12.14%)
2015	373	$1.51	to	$3.04	$1,077	7.21%	0.30%	to	0.90%	7.46%	to	6.82%
2014	300	$1.40	to	$2.84	$825	8.88%	0.30%	to	0.90%	27.26%	to	26.50%
Put VT Hi Yield, Cl IB
2018	164	$2.28	to	$2.58	$403	5.83%	0.45%	to	0.90%	(4.50%)	to	(4.93%)
2017	177	$2.39	to	$2.72	$457	6.01%	0.45%	to	0.90%	6.50%	to	6.02%
2016	218	$2.24	to	$2.56	$526	6.26%	0.45%	to	0.90%	15.03%	to	14.51%
2015	225	$1.95	to	$2.24	$473	6.89%	0.45%	to	0.90%	(5.77%)	to	(6.20%)
2014	239	$2.07	to	$2.38	$536	6.04%	0.45%	to	0.90%	1.11%	to	0.64%
Put VT Intl Eq, Cl IB
2018	98	$1.04	to	$1.70	$157	1.44%	0.30%	to	0.90%	(19.36%)	to	(19.84%)
2017	133	$1.29	to	$2.12	$271	2.19%	0.30%	to	0.90%	26.20%	to	25.45%
2016	148	$1.02	to	$1.69	$239	3.48%	0.30%	to	0.90%	(2.75%)	to	(3.33%)
2015	158	$1.05	to	$1.75	$260	1.13%	0.30%	to	0.90%	(0.16%)	to	(0.76%)
2014	150	$1.05	to	$1.76	$247	0.81%	0.30%	to	0.90%	(7.06%)	to	(7.61%)
Put VT Sus Leaders, Cl IA
2018	2,583	$3.80	to	$3.27	$8,568	0.01%	0.45%	to	0.90%	(1.73%)	to	(2.17%)
2017	2,814	$3.87	to	$3.34	$9,537	0.86%	0.45%	to	0.90%	28.98%	to	28.40%
2016	3,110	$3.00	to	$2.61	$8,204	0.95%	0.45%	to	0.90%	7.58%	to	7.10%
2015	3,361	$2.79	to	$2.43	$8,249	1.89%	0.45%	to	0.90%	(0.52%)	to	(0.97%)
2014	3,555	$2.80	to	$2.46	$8,808	0.52%	0.45%	to	0.90%	13.29%	to	12.78%
Put VT Sus Leaders, Cl IB
2018	45	$1.73	to	$2.47	$114	—	0.30%	to	0.90%	(1.82%)	to	(2.41%)
2017	49	$1.76	to	$2.53	$126	0.68%	0.30%	to	0.90%	28.84%	to	28.07%
2016	71	$1.37	to	$1.98	$141	1.33%	0.30%	to	0.90%	7.47%	to	6.82%
2015	274	$1.27	to	$1.85	$514	1.67%	0.30%	to	0.90%	(0.59%)	to	(1.18%)
2014	285	$1.28	to	$1.87	$539	0.30%	0.30%	to	0.90%	13.15%	to	12.47%
Royce Micro-Cap, Invest Cl
2018	658	$2.34	to	$3.00	$1,740	—	0.45%	to	0.90%	(9.46%)	to	(9.86%)
2017	730	$2.59	to	$3.33	$2,144	0.67%	0.45%	to	0.90%	4.71%	to	4.25%
2016	773	$2.47	to	$3.19	$2,183	0.72%	0.45%	to	0.90%	19.18%	to	18.64%
2015	839	$2.07	to	$2.69	$1,993	—	0.45%	to	0.90%	(12.85%)	to	(13.24%)
2014	926	$2.38	to	$3.10	$2,544	—	0.45%	to	0.90%	(4.01%)	to	(4.44%)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	139

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Temp Global Bond, Cl 2
2018	176	$1.06	to	$0.97	$174	—	0.00%	to	0.90%	1.94%		to	1.02%
2017	167	$1.04	to	$0.96	$163	—	0.00%	to	0.90%	1.93%		to	1.01%
2016	120	$1.02	to	$0.95	$115	—	0.00%	to	0.90%	2.94%		to	2.02%
2015	64	$0.99	to	$0.94	$61	8.17%	0.00%	to	0.90%	(4.30%)		to	(5.16%)
2014	15	$1.04	to	$0.99	$16	3.97%	0.00%	to	0.90%	1.83%		to	(1.76	%)(5)
Third Ave Val
2018	802	$1.99	to	$2.20	$1,670	1.85%	0.45%	to	0.90%	(20.70%)		to	(21.06%)
2017	869	$2.51	to	$2.78	$2,287	0.84%	0.45%	to	0.90%	13.08%		to	12.57%
2016	959	$2.22	to	$2.47	$2,240	0.80%	0.45%	to	0.90%	11.72%		to	11.22%
2015	1,128	$1.99	to	$2.22	$2,371	3.32%	0.45%	to	0.90%	(9.30%)		to	(9.71%)
2014	1,200	$2.19	to	$2.46	$2,785	2.95%	0.45%	to	0.90%	3.91%		to	3.44%
VanEck VIP Global Gold, Cl S
2018	229	$0.86	to	$0.78	$183	2.92%	0.00%	to	0.90%	(15.70%)		to	(16.46%)
2017	177	$1.02	to	$0.93	$169	3.05%	0.00%	to	0.90%	11.63%		to	10.63%
2016	87	$0.91	to	$0.84	$74	0.15%	0.00%	to	0.90%	47.94%		to	46.62%
2015	21	$0.61	to	$0.57	$12	—	0.00%	to	0.90%	(24.16%)		to	(24.84%)
2014	3	$0.81	to	$0.76	$3	0.05%	0.00%	to	0.90%	(6.04%)		to	(30.79	%)(5)
VP Aggr, Cl 2
2018	9,422	$1.47	to	$1.67	$14,705	—	0.00%	to	0.90%	(8.58%)		to	(9.41%)
2017	8,849	$1.61	to	$1.85	$15,109	—	0.00%	to	0.90%	18.91%		to	17.85%
2016	8,158	$1.35	to	$1.57	$12,162	—	0.00%	to	0.90%	5.91%		to	4.96%
2015	7,413	$1.27	to	$1.49	$10,765	—	0.00%	to	0.90%	(0.76%)		to	(1.65%)
2014	6,859	$1.28	to	$1.52	$10,138	—	0.00%	to	0.90%	5.53%		to	4.58%
VP Aggr, Cl 4
2018	10,946	$1.27	to	$1.68	$17,257	—	0.30%	to	0.90%	(8.89%)		to	(9.44%)
2017	11,043	$1.40	to	$1.85	$19,448	—	0.30%	to	0.90%	18.52%		to	17.81%
2016	11,858	$1.18	to	$1.57	$18,133	—	0.30%	to	0.90%	5.66%		to	5.02%
2015	12,136	$1.12	to	$1.50	$17,702	—	0.30%	to	0.90%	(1.05%)		to	(1.65%)
2014	12,398	$1.13	to	$1.52	$18,508	—	0.30%	to	0.90%	5.20%		to	4.57%
VP Col Wanger Intl Eq, Cl 2
2018	123	$1.28	to	$1.28	$157	1.89%	0.00%	to	0.00%	(17.46%)		to	(17.46%)
2017	107	$1.55	to	$1.55	$166	0.73%	0.00%	to	0.00%	31.93%		to	31.93%
2016	69	$1.17	to	$1.17	$81	1.44%	0.00%	to	0.00%	(0.78%)		to	(0.78%)
2015	67	$1.18	to	$1.18	$79	1.54%	0.00%	to	0.00%	(1.64%)		to	(1.64%)
2014	19	$1.20	to	$1.20	$23	1.74%	0.00%	to	0.00%	(4.05%)		to	(4.05%)
VP Conserv, Cl 2
2018	422	$1.16	to	$1.25	$528	—	0.00%	to	0.90%	(2.95%)		to	(3.82%)
2017	431	$1.20	to	$1.30	$562	—	0.00%	to	0.90%	7.42%		to	6.46%
2016	456	$1.12	to	$1.22	$558	—	0.00%	to	0.90%	3.44%		to	2.51%
2015	452	$1.08	to	$1.19	$540	—	0.00%	to	0.90%	(0.16%)		to	(1.06%)
2014	462	$1.08	to	$1.20	$557	—	0.00%	to	0.90%	4.24%		to	3.30%
VP Conserv, Cl 4
2018	445	$1.13	to	$1.25	$567	—	0.30%	to	0.90%	(3.17%)		to	(3.76%)
2017	657	$1.16	to	$1.30	$866	—	0.30%	to	0.90%	7.02%		to	6.38%
2016	781	$1.09	to	$1.22	$962	—	0.30%	to	0.90%	3.13%		to	2.51%
2015	693	$1.05	to	$1.19	$829	—	0.30%	to	0.90%	(0.46%)		to	(1.06%)
2014	861	$1.06	to	$1.20	$1,037	—	0.30%	to	0.90%	4.03%		to	3.39%
VP Man Vol Conserv, Cl 2
2018	15	$1.09	to	$1.04	$16	—	0.00%	to	0.90%	(2.58%)		to	(3.46%)
2017	36	$1.11	to	$1.08	$39	—	0.00%	to	0.90%	7.89%		to	6.92%
2016	36	$1.03	to	$1.01	$37	—	0.00%	to	0.90%	3.06%		to	2.13%
2015	30	$1.00	to	$0.99	$30	—	0.00%	to	0.90%	(1.13%)		to	(2.03%)
2014	40	$1.01	to	$1.01	$41	—	0.00%	to	0.90%	0.67	%(5)	to	0.21	%(5)

140	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Conserv Gro, Cl 2
2018	56	$1.09	to	$1.05	$59	—	0.00%	to	0.90%	(4.30%)		to	(5.16%)
2017	11	$1.14	to	$1.10	$13	—	0.00%	to	0.90%	11.19%		to	10.20%
2016	62	$1.03	to	$1.00	$62	—	0.00%	to	0.90%	3.17%		to	2.24%
2015	31	$0.99	to	$0.98	$30	—	0.00%	to	0.90%	(1.83%)		to	(2.71%)
2014	—	$1.01	to	$1.01	$0	—	0.00%	to	0.90%	0.55	%(5)	to	0.10	%(5)
VP Man Vol Gro, Cl 2
2018	1,368	$1.10	to	$1.05	$1,478	—	0.00%	to	0.90%	(7.73%)		to	(8.56%)
2017	1,339	$1.19	to	$1.15	$1,548	—	0.00%	to	0.90%	17.48%		to	16.43%
2016	1,304	$1.01	to	$0.99	$1,292	—	0.00%	to	0.90%	3.37%		to	2.44%
2015	1,364	$0.98	to	$0.96	$1,318	—	0.00%	to	0.90%	(3.34%)		to	(4.21%)
2014	1,257	$1.01	to	$1.01	$1,266	—	0.00%	to	0.90%	0.34	%(5)	to	(0.11	%)(5)
VP Man Vol Mod Gro, Cl 2
2018	1,291	$1.10	to	$1.06	$1,397	—	0.00%	to	0.90%	(5.85%)		to	(6.70%)
2017	835	$1.17	to	$1.13	$965	—	0.00%	to	0.90%	14.34%		to	13.32%
2016	615	$1.02	to	$1.00	$622	—	0.00%	to	0.90%	3.42%		to	2.49%
2015	595	$0.99	to	$0.97	$584	—	0.00%	to	0.90%	(2.52%)		to	(3.40%)
2014	150	$1.01	to	$1.01	$152	—	0.00%	to	0.90%	0.57	%(5)	to	0.12	%(5)
VP Mod, Cl 2
2018	16,008	$1.31	to	$1.47	$23,208	—	0.00%	to	0.90%	(5.57%)		to	(6.42%)
2017	16,763	$1.39	to	$1.57	$25,948	—	0.00%	to	0.90%	13.22%		to	12.21%
2016	16,812	$1.23	to	$1.40	$23,295	—	0.00%	to	0.90%	4.63%		to	3.70%
2015	17,283	$1.17	to	$1.35	$23,057	—	0.00%	to	0.90%	(0.56%)		to	(1.45%)
2014	17,227	$1.18	to	$1.37	$23,454	—	0.00%	to	0.90%	5.06%		to	4.12%
VP Mod, Cl 4
2018	24,897	$1.20	to	$1.47	$35,675	—	0.30%	to	0.90%	(5.85%)		to	(6.42%)
2017	26,048	$1.28	to	$1.58	$40,666	—	0.30%	to	0.90%	12.87%		to	12.19%
2016	27,471	$1.13	to	$1.40	$38,287	—	0.30%	to	0.90%	4.32%		to	3.69%
2015	28,089	$1.08	to	$1.35	$37,962	—	0.30%	to	0.90%	(0.85%)		to	(1.45%)
2014	29,433	$1.09	to	$1.37	$40,467	—	0.30%	to	0.90%	4.74%		to	4.11%
VP Mod Aggr, Cl 2
2018	20,043	$1.39	to	$1.58	$30,499	—	0.00%	to	0.90%	(7.03%)		to	(7.87%)
2017	19,479	$1.49	to	$1.71	$32,059	—	0.00%	to	0.90%	16.15%		to	15.11%
2016	19,493	$1.28	to	$1.49	$28,055	—	0.00%	to	0.90%	5.27%		to	4.32%
2015	19,073	$1.22	to	$1.42	$26,390	—	0.00%	to	0.90%	(0.73%)		to	(1.62%)
2014	17,168	$1.23	to	$1.45	$24,432	—	0.00%	to	0.90%	5.15%		to	4.20%
VP Mod Aggr, Cl 4
2018	35,800	$1.24	to	$1.58	$54,778	—	0.30%	to	0.90%	(7.36%)		to	(7.91%)
2017	36,588	$1.33	to	$1.71	$61,837	—	0.30%	to	0.90%	15.85%		to	15.15%
2016	37,017	$1.15	to	$1.49	$54,692	—	0.30%	to	0.90%	4.95%		to	4.32%
2015	39,365	$1.10	to	$1.43	$55,727	—	0.30%	to	0.90%	(1.09%)		to	(1.69%)
2014	41,128	$1.11	to	$1.45	$59,724	—	0.30%	to	0.90%	4.90%		to	4.26%
VP Mod Conserv, Cl 2
2018	1,598	$1.23	to	$1.35	$2,168	—	0.00%	to	0.90%	(4.12%)		to	(4.99%)
2017	1,663	$1.29	to	$1.43	$2,383	—	0.00%	to	0.90%	10.01%		to	9.02%
2016	1,993	$1.17	to	$1.31	$2,624	—	0.00%	to	0.90%	3.97%		to	3.03%
2015	2,010	$1.13	to	$1.27	$2,568	—	0.00%	to	0.90%	(0.22%)		to	(1.12%)
2014	2,036	$1.13	to	$1.28	$2,628	—	0.00%	to	0.90%	4.77%		to	3.83%
VP Mod Conserv, Cl 4
2018	2,996	$1.16	to	$1.36	$4,112	—	0.30%	to	0.90%	(4.34%)		to	(4.92%)
2017	3,275	$1.22	to	$1.43	$4,719	—	0.30%	to	0.90%	9.59%		to	8.93%
2016	3,865	$1.11	to	$1.31	$5,050	—	0.30%	to	0.90%	3.73%		to	3.10%
2015	3,962	$1.07	to	$1.27	$5,026	—	0.30%	to	0.90%	(0.60%)		to	(1.20%)
2014	4,126	$1.08	to	$1.29	$5,324	—	0.30%	to	0.90%	4.45%		to	3.82%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	141

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Core Bond, Cl 2
2018	2	$1.09	to	$1.09	$3	2.29%	0.00%	to	0.00%	(0.35%)	to	(0.35%)
2017	2	$1.09	to	$1.09	$2	2.36%	0.00%	to	0.00%	3.34%	to	3.34%
2016	4	$1.06	to	$1.06	$5	1.82%	0.00%	to	0.00%	2.23%	to	2.23%
2015	4	$1.03	to	$1.03	$4	1.79%	0.00%	to	0.00%	0.54%	to	0.54%
2014	2	$1.03	to	$1.03	$2	2.03%	0.00%	to	0.00%	5.11%	to	5.11%
VP Ptnrs Sm Cap Gro, Cl 2
2018	6	$1.55	to	$1.55	$9	—	0.00%	to	0.00%	(4.88%)	to	(4.88%)
2017	7	$1.62	to	$1.62	$11	—	0.00%	to	0.00%	18.49%	to	18.49%
2016	1	$1.37	to	$1.37	$1	—	0.00%	to	0.00%	6.38%	to	6.38%
2015	1	$1.29	to	$1.29	$1	—	0.00%	to	0.00%	(5.32%)	to	(5.32%)
2014	1	$1.36	to	$1.36	$1	—	0.00%	to	0.00%	(0.49%)	to	(0.49%)
VP Ptnrs Sm Cap Val, Cl 2
2018	2	$1.48	to	$1.48	$3	—	0.00%	to	0.00%	(13.72%)	to	(13.72%)
2017	2	$1.72	to	$1.72	$4	—	0.00%	to	0.00%	6.88%	to	6.88%
2016	0	$1.61	to	$1.61	$0	—	0.00%	to	0.00%	25.35%	to	25.35%
2015	0	$1.28	to	$1.28	$0	—	0.00%	to	0.00%	(9.45%)	to	(9.45%)
2014	0	$1.42	to	$1.42	$0	—	0.00%	to	0.00%	1.94%	to	1.94%
VP Ptnrs Sm Cap Val, Cl 3
2018	225	$1.15	to	$2.72	$555	—	0.30%	to	0.90%	(13.86%)	to	(14.38%)
2017	229	$1.34	to	$3.18	$676	—	0.30%	to	0.90%	6.70%	to	6.07%
2016	256	$1.25	to	$3.00	$731	—	0.30%	to	0.90%	25.16%	to	24.41%
2015	261	$1.00	to	$2.41	$609	—	0.30%	to	0.90%	(9.62%)	to	(10.17%)
2014	265	$1.11	to	$2.68	$688	—	0.30%	to	0.90%	1.76%	to	1.14%
Wanger Intl
2018	1,983	$1.13	to	$2.60	$4,160	2.03%	0.30%	to	0.90%	(17.95%)	to	(18.44%)
2017	2,026	$1.38	to	$3.18	$5,342	1.22%	0.30%	to	0.90%	32.51%	to	31.73%
2016	2,002	$1.04	to	$2.42	$4,346	1.15%	0.30%	to	0.90%	(1.70%)	to	(2.29%)
2015	2,189	$1.06	to	$2.47	$4,955	1.45%	0.30%	to	0.90%	(0.20%)	to	(0.80%)
2014	2,170	$1.06	to	$2.49	$5,158	1.44%	0.30%	to	0.90%	(4.69%)	to	(5.26%)
Wanger USA
2018	1,686	$1.50	to	$4.04	$5,574	0.09%	0.30%	to	0.90%	(1.76%)	to	(2.35%)
2017	1,869	$1.53	to	$4.13	$6,223	—	0.30%	to	0.90%	19.22%	to	18.51%
2016	1,932	$1.28	to	$3.49	$5,751	—	0.30%	to	0.90%	13.35%	to	12.67%
2015	2,100	$1.13	to	$3.10	$5,663	—	0.30%	to	0.90%	(0.90%)	to	(1.50%)
2014	2,075	$1.14	to	$3.14	$6,022	—	0.30%	to	0.90%	4.47%	to	3.84%
WF VT Index Asset Alloc, Cl 2
2018	315	$1.44	to	$2.51	$482	0.97%	0.30%	to	0.90%	(3.20%)	to	(3.78%)
2017	307	$1.49	to	$2.60	$527	0.75%	0.30%	to	0.90%	11.92%	to	11.25%
2016	257	$1.33	to	$2.34	$457	0.88%	0.30%	to	0.90%	7.38%	to	6.71%
2015	293	$1.24	to	$2.19	$473	1.03%	0.30%	to	0.90%	0.95%	to	0.34%
2014	271	$1.23	to	$2.19	$450	1.53%	0.30%	to	0.90%	17.71%	to	17.00%
WF VT Intl Eq, Cl 2
2018	546	$1.11	to	$1.68	$934	11.19%	0.30%	to	0.90%	(17.53%)	to	(18.03%)
2017	612	$1.35	to	$2.04	$1,255	2.83%	0.30%	to	0.90%	23.97%	to	23.23%
2016	638	$1.09	to	$1.66	$1,061	2.81%	0.30%	to	0.90%	2.99%	to	2.37%
2015	653	$1.06	to	$1.62	$1,073	3.93%	0.30%	to	0.90%	1.50%	to	0.89%
2014	650	$1.04	to	$1.61	$1,058	2.70%	0.30%	to	0.90%	(5.64%)	to	(6.20%)
WF VT Opp, Cl 2
2018	379	$1.80	to	$3.16	$1,048	0.19%	0.00%	to	0.90%	(7.15%)	to	(7.98%)
2017	373	$1.94	to	$3.43	$1,143	0.68%	0.00%	to	0.90%	20.44%	to	19.36%
2016	373	$1.61	to	$2.88	$1,008	2.05%	0.00%	to	0.90%	12.23%	to	11.23%
2015	353	$1.43	to	$2.59	$901	0.13%	0.00%	to	0.90%	(3.08%)	to	(3.95%)
2014	352	$1.48	to	$2.69	$956	0.06%	0.00%	to	0.90%	10.42%	to	9.43%

142	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
WF VT Sm Cap Gro, Cl 2
2018	368	$1.89	to	$3.98	$1,003	—	0.00%	to	0.90%	1.31%	to	0.40%
2017	344	$1.87	to	$3.96	$916	—	0.00%	to	0.90%	25.86%	to	24.73%
2016	355	$1.48	to	$3.18	$784	—	0.00%	to	0.90%	7.75%	to	6.78%
2015	363	$1.38	to	$2.98	$775	—	0.00%	to	0.90%	(2.88%)	to	(3.75%)
2014	326	$1.42	to	$3.09	$790	—	0.00%	to	0.90%	(1.88%)	to	(2.76%)
WA Var Global Hi Yd Bond, Cl II
2018	2	$1.14	to	$1.14	$2	5.69%	0.00%	to	0.00%	(4.16%)	to	(4.16%)
2017	1	$1.19	to	$1.19	$2	6.42%	0.00%	to	0.00%	8.43%	to	8.43%
2016	1	$1.09	to	$1.09	$1	8.96%	0.00%	to	0.00%	15.36%	to	15.36%
2015	—	$0.95	to	$0.95	$0	4.00%	0.00%	to	0.00%	(6.08%)	to	(6.08%)
2014	—	$1.01	to	$1.01	$0	3.59%	0.00%	to	0.00%	(1.51%)	to	(1.51%)

(1)	The accumulation unit values and total returns are based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on June 30, 2014.
(6)	New subaccount operations commenced on March 27, 2015.
(7)	New subaccount operations commenced on April 28, 2017.
(8)	New subaccount operations commenced on April 27, 2018.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	143

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York (the “Company”) as of December 31, 2018 and December 31, 2017, and the related statements of income, comprehensive income, shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and December 31, 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 18, 2019

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2018	2017
Assets
Investments:
Available-for-Sale securities, at fair value (amortized cost: 2018, $1,659,483; 2017, $1,704,001)	$1,692,449	$1,807,243
Commercial mortgage loans, at amortized cost (less allowance for loan losses: 2018 and 2017, $2,038)	154,957	149,365
Policy loans	49,778	48,656
Other investments	376	387
Total investments	1,897,560	2,005,651
Cash and cash equivalents	133,774	61,556
Reinsurance recoverables	170,053	145,410
Other receivables	7,351	8,391
Accrued investment income	14,879	16,682
Deferred acquisition costs	177,196	165,465
Other assets	102,368	128,352
Separate account assets	4,246,963	4,756,769
Total assets	$6,750,144	$7,288,276

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,967,505	$1,932,768
Other liabilities	131,699	157,688
Separate account liabilities	4,246,963	4,756,769
Total liabilities	6,346,167	6,847,225
Shareholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	295,481	291,562
Accumulated other comprehensive income (loss), net of tax	(430)	40,563
Total shareholder’s equity	403,977	441,051
Total liabilities and shareholder’s equity	$6,750,144	$7,288,276

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years ended December 31,	2018	2017(1)	2016(1)
Revenues
Premiums	$19,643	$23,515	$21,911
Net investment income	78,546	79,910	83,832
Policy and contract charges	125,492	115,511	117,888
Other revenues	23,584	22,921	22,278
Net realized investment gains (losses)	566	2,880	1,175
Total revenues	247,831	244,737	247,084

Benefits and expenses
Benefits, claims, losses and settlement expenses	85,677	56,168	91,572
Interest credited to fixed accounts	49,384	47,968	47,349
Amortization of deferred acquisition costs	14,679	13,693	15,710
Other insurance and operating expenses	38,316	40,274	38,069
Total benefits and expenses	188,056	158,103	192,700
Pretax income (loss)	59,775	86,634	54,384
Income tax provision (benefit)	7,856	18,962	10,412
Net income	$51,919	$67,672	$43,972

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$—	$—	$(47)
Portion of loss recognized in other comprehensive income (before taxes)	—	—	27
Net impairment losses recognized in net realized investment gains (losses)	$—	$—	$(20)

(1)	Certain prior period amounts have been restated. See Note 1 for more information.

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years ended December 31,	2018	2017	2016

Net income	$51,919	$67,672	$43,972
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(40,993)	6,484	5,202
Total comprehensive income	$10,926	$74,156	$49,174

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2016	$2,000	$106,915	$279,918	$28,877	$417,710
Comprehensive income:
Net income	—	—	43,972	—	43,972
Other comprehensive income (loss), net of tax	—	—	—	5,202	5,202

Total comprehensive income					49,174
Tax adjustment on share-based incentive compensation plan	—	11	—	—	11
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)

Balances at December 31, 2016	2,000	106,926	273,890	34,079	416,895
Comprehensive income:
Net income	—	—	67,672	—	67,672
Other comprehensive income (loss), net of tax	—	—	—	6,484	6,484

Total comprehensive income					74,156
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)

Balances at December 31, 2017	2,000	106,926	291,562	40,563	441,051
Comprehensive income:
Net income	—	—	51,919	—	51,919
Other comprehensive income (loss), net of tax	—	—	—	(40,993)	(40,993)

Total comprehensive income					10,926
Cash dividends to RiverSource Life Insurance Company	—	—	(48,000)	—	(48,000)
Balances at December 31, 2018	$2,000	$106,926	$295,481	$(430)	$403,977

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years ended December 31,	2018	2017	2016
Cash Flows from Operating Activities
Net income	$51,919	$67,672	$43,972
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	2,269	3,759	3,982
Deferred income tax (benefit) expense	(460)	6,137	(4,851)
Contractholder and policyholder charges, non-cash	(24,570)	(24,038)	(22,842)
(Gain) loss from equity method investments	22	(35)	(16)
Net realized investment (gains) losses	(566)	(2,880)	(1,195)
Other-than-temporary impairments recognized in net realized investment gains (losses)	—	—	20
Changes in operating assets and liabilities:
Deferred acquisition costs	(5,545)	(4,467)	(2,793)
Policyholder account balances, future policy benefits and claims, net	65,075	(25,033)	18,532
Derivatives, net of collateral	25,342	32,903	5,391
Reinsurance recoverables	(22,732)	(5,850)	(13,988)
Other receivables	1,015	3,455	(1,410)
Accrued investment income	1,803	1,321	684
Other, net	965	(2,720)	23,066
Net cash provided by (used in) operating activities	94,537	50,224	48,552

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	2,770	16,029	30,915
Maturities, sinking fund payments and calls	196,883	201,117	171,173
Purchases	(154,760)	(199,628)	(208,835)
Proceeds from maturities and repayments of commercial mortgage loans	22,264	12,454	21,962
Funding of commercial mortgage loans	(27,856)	(30,085)	(18,244)
Net proceeds from sales of other investments	—	37	—
Purchase of other investments	(11)	(10)	(5)
Change in policy loans, net	(1,122)	(1,233)	(683)
Cash paid for written options with deferred premiums	(11,626)	—	(1,253)
Cash received for written options with deferred premiums	5,928	—	8,652
Net cash provided by (used in) investing activities	32,470	(1,319)	3,682

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	129,588	147,035	140,526
Net transfers from (to) separate accounts	(12,035)	(13,075)	(2,542)
Surrenders and other benefits	(115,859)	(113,885)	(118,428)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	1,300	1,000
Repayments to line of credit with Ameriprise Financial, Inc.	—	(1,300)	(1,000)
Cash received for purchased options with deferred premiums	189	—	—
Cash paid for purchased options with deferred premiums	(8,672)	(10,134)	(12,892)
Cash dividends to RiverSource Life Insurance Company	(48,000)	(50,000)	(50,000)
Net cash provided by (used in) financing activities	(54,789)	(40,059)	(43,336)
Net increase (decrease) in cash and cash equivalents	72,218	8,846	8,898
Cash and cash equivalents at beginning of period	61,556	52,710	43,812
Cash and cash equivalents at end of period	$133,774	$61,556	$52,710

Supplemental Disclosures:
Income taxes paid (received), net	$9,749	$20,516	$(5,057)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

On January 1, 2018, the Company retrospectively adopted the new accounting standard for revenue recognition. See Note 3 and Note 4 for further information on the new accounting standard and the Company’s revenue from contracts with customers. The impact to the Statements of Income for the years ended December 31, 2017 and 2016 was an increase of $812 thousand and $803 thousand, respectively, to policy and contract charges and a decrease of $812 thousand and $803 thousand, respectively, to other revenues.

In 2017, the Company recorded the following out-of-period corrections:

•

a $0.8 million out-of-period correction related to a variable annuity model assumption that decreased amortization of deferred acquisition costs (“DAC”) by $0.7 million and decreased benefits, claims, losses and settlement expenses by $0.1 million.

•	a $0.9 million decrease to benefits, claims, losses and settlement expenses related to the reversal of loss recognition from the prior year.

•	a $1.0 million decrease to income tax provision for a reversal of a tax reserve.

In 2016, the Company recorded an out-of-period correction for a $1.2 million increase to benefits, claims, losses and settlement expenses related to the claim utilization factor on long term care (“LTC”) reserves.

The impact of these out-of-period corrections was not material to current or prior period financial statements.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 15.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable deferred annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders and contractholders.

Nearly all of the Company’s business is sold through the retail channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, valuation of derivative instruments, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

RiverSource Life Insurance Co. of New York

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income (“OCI”), net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in OCI.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in OCI. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in OCI includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in OCI excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Financing Receivables

Commercial Mortgage Loans

Commercial mortgage loans, net reflect the Company’s interest in commercial mortgage loans and are stated at amortized cost, net of allowances for loan losses. Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest. When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

RiverSource Life Insurance Co. of New York

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate; (ii) the fair value of collateral; or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, LTC and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

RiverSource Life Insurance Co. of New York

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.
See Note 9 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management

RiverSource Life Insurance Co. of New York

regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the benefit of variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or

RiverSource Life Insurance Co. of New York

secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a guaranteed minimum income benefit (“GMIB”) guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are based on future estimated payments using established industry mortality tables with modifications based on the Company’s experience, discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions and IUL fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

RiverSource Life Insurance Co. of New York

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income. See Note 18 for further discussion on the enactment of the legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”) and the impact to the Company’s provision for income taxes for the year ended December 31, 2017.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

RiverSource Life Insurance Co. of New York

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Revenue from Contracts with Customers

In May 2014, the Financial Accounting Standards Board (“FASB”) updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract and requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. The standard was effective for interim and annual periods beginning after December 15, 2017. The standard was permitted to be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company adopted the revenue recognition guidance on a retrospective basis on January 1, 2018. The update does not apply to revenue associated with the manufacturing of insurance and annuity products or financial instruments as these revenues are in the scope of other standards. Therefore, the update did not have an impact on these revenues. The Company’s implementation efforts included the identification of revenue within the guidance and the review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The adoption of the standard resulted in the reclassification of certain revenues within total revenues. See Note 4 for new disclosures on revenue from contracts with customers.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity method of accounting, at fair value with changes in fair value reflected in net income each reporting period. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of these financial instruments. The standard was effective for interim and annual periods beginning after December 15, 2017. The Company adopted the standard on January 1, 2018 using a modified retrospective approach. The adoption of the standard did not impact the Company’s financial condition or results of operations.

Fair Value Measurement — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the FASB updated the accounting standards related to disclosures for fair value measurements. The update eliminates the following disclosures: 1) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, 2) the policy of timing of transfers between levels of the fair value hierarchy, and 3) the valuation processes for Level 3 fair value measurements. The new disclosures include changes in unrealized gains and losses for the period included in OCI for recurring Level 3 fair value measurements of instruments held at the end of the reporting period and the range and weighted average used to develop significant unobservable inputs and how the weighted average was calculated. The new disclosures are required on a prospective basis; all other provisions should be applied retrospectively. The update is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted for the entire standard or only the provisions to eliminate or modify disclosure requirements. The Company early adopted the provisions of the standard to eliminate or modify disclosure requirements in the fourth quarter of 2018. The update does not have an impact on the Company’s financial condition or results of operations.

Future Adoption of New Accounting Standards

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard will require most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted. Entities may elect to adopt the standard using a modified retrospective approach at either the beginning of the earliest period presented or as of the date of adoption. The Company adopted the standard using a modified retrospective approach as of January 1, 2019. The Company also elected the package of practical expedients permitted under the transition guidance within the accounting standard that allows entities to carryforward their historical lease classification and to not reassess contracts for embedded leases among other things. The adoption did not have a material impact on the Company’s financial condition or results of operations.

RiverSource Life Insurance Co. of New York

Income Statement — Reporting Comprehensive Income — Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in AOCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the Tax Act. The update is optional and entities may elect not to reclassify the stranded tax effects. The update is effective for fiscal years beginning after December 15, 2018. Entities may elect to record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. Early adoption is permitted in any period. The Company adopted the standard on January 1, 2019 and elected not to reclassify the stranded tax effects in AOCI. The stranded effects are released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach). As such, the update did not have an impact on the Company’s financial condition and results of operations.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also adds new disclosures and amends existing disclosure requirements. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis. The Company adopted the standard on January 1, 2019. The adoption did not impact the Company’s financial condition or results of operations.

Receivables — Nonrefundable Fees and Other Costs — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under current guidance, premiums are generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company adopted the standard on January 1, 2019. The adoption did not have a material impact on the Company’s financial condition or results of operations.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contract holder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature include the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, DI and LTC insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

RiverSource Life Insurance Co. of New York

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. The update is effective for interim and annual periods beginning after December 15, 2020. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its financial condition, results of operations and disclosures.

Intangibles — Goodwill and Other — Internal-Use Software — Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract

In August 2018, the FASB updated the accounting standards related to customer’s accounting for implementation costs incurred in a cloud computing arrangement (“CCA”) that is a service contract. The update requires implementation costs for a CCA to be evaluated for capitalization using the same approach as implementation costs associated with internal-use software. The update also addresses presentation, measurement and impairment of capitalized implementation costs in a CCA that is a service contract. The update requires new disclosures on the nature of hosting arrangements that are service contracts, significant judgements made when applying the guidance and quantitative disclosures, including amounts capitalized, amortized and impaired. The update is effective for interim and annual periods beginning after December 15, 2019, and can be applied either prospectively or retrospectively. Early adoption is permitted. The update is not expected to have a material impact on the Company’s financial condition or results of operations.

Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. Generally, the initial estimate of the expected credit losses and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The current credit loss model for Available-for-Sale debt securities does not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. Early adoption will be permitted for interim and annual periods beginning after December 15, 2018. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

On January 1, 2018, the Company adopted the new accounting standard for revenue from contracts with customers on a retrospective basis.

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income. Revenues related to manufacturing of insurance and annuity products or financial instruments are

RiverSource Life Insurance Co. of New York

not in the scope of this standard and are included in the table below under the heading Revenue from other sources. See Note 3 for additional information on the adoption of the new accounting standard.

	Years Ended December 31,
(in thousands)	2018	2017	2016
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$9,976	$9,800	$9,275
Unaffiliated	786	812	803
Total	10,762	10,612	10,078
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,527	2,462	2,353
Unaffiliated	1,199	1,225	1,304
	3,726	3,687	3,657
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	19,601	18,963	18,383
Unaffiliated	171	181	144
	19,772	19,144	18,527
Total	23,498	22,831	22,184
Total revenue from contracts with customers	34,260	33,443	32,262
Revenue from other sources(1)	213,571	211,294	214,822
Total revenues	$247,831	$244,737	$247,084

(1)	Revenues not included in the scope of the revenue from contracts with customers standard.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFSI, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $2.8 million and $3.1 million as of December 31, 2018 and 2017, respectively.

RiverSource Life Insurance Co. of New York

5.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2018
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Corporate debt securities	$994,238	$39,735	$(17,207)	$1,016,766	$2
Residential mortgage backed securities	192,137	1,521	(3,356)	190,302	—
Commercial mortgage backed securities	297,080	819	(8,359)	289,540	—
State and municipal obligations	124,942	18,511	(242)	143,211	—
Asset backed securities	48,509	1,550	(233)	49,826	—
Foreign government bonds and obligations	2,327	242	(14)	2,555	—
U.S. government and agency obligations	250	—	(1)	249	—
Total	$1,659,483	$62,378	$(29,412)	$1,692,449	$2

	December 31, 2017
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Corporate debt securities	$1,053,836	$77,636	$(1,970)	$1,129,502	$2
Residential mortgage backed securities	192,827	3,206	(1,422)	194,611	—
Commercial mortgage backed securities	281,713	2,975	(2,875)	281,813	—
State and municipal obligations	121,555	23,905	(131)	145,329	—
Asset backed securities	51,415	1,622	(90)	52,947	—
Foreign government bonds and obligations	2,405	387	(1)	2,791	—
U.S. government and agency obligations	250	—	—	250	—
Total	$1,704,001	$109,731	$(6,489)	$1,807,243	$2

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2018 and 2017, investment securities with a fair value of $74.8 million and $44.9 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $35.7 million and $22.2 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2018 and 2017, fixed maturity securities comprised approximately 89% and 90%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2018 and 2017, approximately $85.8 million and $106.1 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Co. of New York

A summary of fixed maturity securities by rating was as follows:

	December 31, 2018			December 31, 2017
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$499,675	$489,929	29%	$480,751	$482,335	27%
AA	82,837	97,519	6	92,839	114,135	6
A	228,798	249,267	15	296,099	331,093	18
BBB	790,976	801,038	47	765,947	809,787	45
Below investment grade	57,197	54,696	3	68,365	69,893	4
Total fixed maturities	$1,659,483	$1,692,449	100%	$1,704,001	$1,807,243	100%

As of December 31, 2018 and 2017, approximately 40% and 39%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity as of both December 31, 2018 and 2017.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2018
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	172	$445,249	$(10,422)	56	$138,422	$(6,785)	228	$583,671	$(17,207)
Residential mortgage backed securities	16	50,852	(576)	20	70,846	(2,780)	36	121,698	(3,356)
Commercial mortgage backed securities	39	108,449	(2,222)	49	125,810	(6,137)	88	234,259	(8,359)
State and municipal obligations	4	10,275	(60)	5	9,168	(182)	9	19,443	(242)
Asset backed securities	4	15,975	(146)	5	12,280	(87)	9	28,255	(233)
Foreign government bonds and obligations	1	96	(14)	—	—	—	1	96	(14)
U.S. government and agency obligations	1	249	(1)	—	—	—	1	249	(1)
Total	237	$631,145	$(13,441)	135	$356,526	$(15,971)	372	$987,671	$(29,412)

	December 31, 2017
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	49	$125,339	$(580)	19	$33,891	$(1,390)	68	$159,230	$(1,970)
Residential mortgage backed securities	11	42,991	(297)	9	42,099	(1,125)	20	85,090	(1,422)
Commercial mortgage backed securities	28	71,576	(640)	24	61,937	(2,235)	52	133,513	(2,875)
State and municipal obligations	4	4,839	(11)	1	4,380	(120)	5	9,219	(131)
Asset backed securities	7	16,846	(48)	2	2,345	(42)	9	19,191	(90)
Foreign government bonds and obligations	—	—	—	1	110	(1)	1	110	(1)
U.S. government and agency obligations	—	—	—	1	250	—	1	250	—
Total	99	$261,591	$(1,576)	57	$145,012	$(4,913)	156	$406,603	$(6,489)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is attributable to a rise in interest rates as well as wider credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in OCI:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Beginning balance	$—	$721	$1,564
Credit losses for which an other-than-temporary impairment was previously recognized	—	—	20
Reductions for securities sold during the period (realized)	—	(721)	(863)
Ending balance	$—	$—	$721

RiverSource Life Insurance Co. of New York

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Gross realized investment gains	$965	$2,966	$2,624
Gross realized investment losses	(399)	(86)	(1,429)
Other-than-temporary impairments	—	—	(20)
Total	$566	$2,880	$1,175

Other-than-temporary impairments for the year ended December 31, 2016 primarily related to credit losses on corporate debt securities and non-agency residential mortgage backed securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2018 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$148,561	$149,003
Due after one year through five years	429,911	425,975
Due after five years through 10 years	298,397	295,673
Due after 10 years	244,888	292,130
	1,121,757	1,162,781
Residential mortgage backed securities	192,137	190,302
Commercial mortgage backed securities	297,080	289,540
Asset backed securities	48,509	49,826
Total	$1,659,483	$1,692,449

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of net investment income:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Fixed maturities	$69,923	$72,714	$76,949
Commercial mortgage loans	7,039	6,387	6,452
Policy loans and other investments	3,412	2,705	2,388
	80,374	81,806	85,789
Less: investment expenses	1,828	1,896	1,957
Total	$78,546	$79,910	$83,832

7.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans and policy loans.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

The following table presents a rollforward of the allowance for loan losses for commercial mortgage loans for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in thousands)	2018	2017	2016
Beginning balance	$2,038	$2,038	$2,038
Charge-offs	—	—	—
Ending balance	$2,038	$2,038	$2,038

Collectively evaluated for impairment	$2,038	$2,038	$2,038

RiverSource Life Insurance Co. of New York

The recorded investment in financing receivables by impairment method for commercial mortgage loans was as follows:

	December 31,
(in thousands)	2018	2017
Individually evaluated for impairment	$—	$883
Collectively evaluated for impairment	156,995	150,520
Total	$156,995	$151,403

Credit Quality Information

All loans were considered to be performing as of both December 31, 2018 and 2017.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were nil and 1% of total commercial mortgage loans as of December 31, 2018 and 2017, respectively. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
	(in thousands)
Pacific	$41,492	$40,403	26%	27%
South Atlantic	31,023	35,229	20	23
Middle Atlantic	22,115	17,929	14	12
Mountain	19,665	17,250	13	11
West North Central	15,451	16,204	10	11
East North Central	11,697	9,229	7	6
East South Central	6,265	7,704	4	5
West South Central	7,973	5,883	5	4
New England	1,314	1,572	1	1

	156,995	151,403	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$154,957	$149,365

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
	(in thousands)
Retail	$38,402	$43,650	24%	29%
Apartments	52,219	41,499	33	27
Industrial	33,902	32,519	22	22
Office	21,283	20,979	14	14
Mixed use	4,014	3,202	3	2
Other	7,175	9,554	4	6

	156,995	151,403	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$154,957	$149,365

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management updated market-related inputs and implemented model changes related to the living benefit valuation. In addition, management conducted its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2018 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities,

RiverSource Life Insurance Co. of New York

partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits. The impact of unlocking to DAC for the year ended December 31, 2017 primarily reflected improved persistency and mortality on UL and VUL insurance products and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation. The impact of unlocking to DAC for the year ended December 31, 2016 primarily reflected low interest rates that more than offset benefits from persistency on annuity contracts without living benefits. In addition, the Company’s review of its closed LTC business in 2016 resulted in loss recognition due to low interest rates and higher morbidity.

The balances of and changes in DAC were as follows:

(in thousands)	2018	2017	2016
Balance at January 1	$165,465	$161,813	$160,845
Capitalization of acquisition costs	20,224	18,160	18,503 (1)
Amortization, excluding the impact of valuation assumptions review	(16,747)	(14,002)	(14,565)
Amortization, impact of valuation assumptions review	2,068	309	(1,145)
Impact of change in net unrealized (gains) losses on securities	6,186	(815)	(1,825)
Balance at December 31	$177,196	$165,465	$161,813

(1)

Includes a $1.9 million benefit for the release of the deferred reinsurance liability in connection with the loss recognition on LTC business. The benefit was reported in other insurance and operating expenses on the Statements of Income.

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2018	2017	2016
Balance at January 1	$13,028	$14,492	$15,973
Capitalization of sales inducement costs	147	255	305
Amortization, excluding the impact of valuation assumptions review	(2,136)	(2,080)	(2,035)
Amortization, impact of valuation assumptions review	(29)	19	400
Impact of change in net unrealized (gains) losses on securities	1,056	342	(151)
Balance at December 31	$12,066	$13,028	$14,492

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of both December 31, 2018 and 2017, traditional life and UL insurance policies in force were $11.5 billion, of which $8.1 billion and $8.0 billion as of December 31, 2018 and 2017, respectively, were reinsured at the respective year ends.

RiverSource Life Insurance Co. of New York

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Direct premiums	$31,392	$35,307	$33,414
Reinsurance ceded	(11,749)	(11,792)	(11,503)
Net premiums	$19,643	$23,515	$21,911

Policy and contract charges are presented on the Statements of Income net of $7.5 million, $6.6 million and $6.2 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2018, 2017 and 2016, respectively.

The amount of claims recovered through reinsurance on all contracts was $12.0 million, $12.4 million and $16.0 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Reinsurance recoverables include approximately $129.7 million and $108.0 million related to LTC risk ceded to Genworth as of December 31, 2018 and 2017, respectively.

Policyholder account balances, future policy benefits and claims include $1.8 million and $2.0 million related to previously assumed reinsurance arrangements as of December 31, 2018 and 2017, respectively.

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2018	2017
Policyholder account balances
Fixed annuities(1)	$841,716	$872,166
Variable annuity fixed sub-accounts	258,617	263,980
UL/VUL insurance	189,577	190,594
IUL insurance	87,791	64,847
Other life insurance	33,605	34,384
Total policyholder account balances	1,411,306	1,425,971
Future policy benefits
Variable annuity GMWB	25,740	7,117
Variable annuity GMAB(2)	(1,895)	(7,241)
Other annuity liabilities	1,050	4,766
Fixed annuity life contingent liabilities	86,453	89,886
Life and DI insurance	72,104	71,851
LTC insurance	315,653	286,622
UL/VUL and other life insurance additional liabilities	48,873	44,407
Total future policy benefits	547,978	497,408
Policy claims and other policyholders’ funds	8,221	9,389
Total policyholder account balances, future policy benefits and claims	$1,967,505	$1,932,768

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2018 and 2017 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.71% to 9.38% as of December 31, 2018, depending on year of issue, with an average rate of approximately 4.03%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge

RiverSource Life Insurance Co. of New York

its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a universal life policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 3% to 10% as of December 31, 2018. Anticipated interest rates for DI policies ranged from 4% to 7.5% as of December 31, 2018 and for LTC policies ranged from 5.9% to 6.8% as of December 31, 2018.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.2% for DI and LTC claims, respectively, as of December 31, 2018.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2018	2017
Variable annuity	$3,868,048	$4,324,729
VUL insurance	378,190	431,262
Other insurance	725	778
Total	$4,246,963	$4,756,769

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

RiverSource Life Insurance Co. of New York

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2018				December 31, 2017
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,062,415	$2,978,772	$25,255	67	$3,340,210	$3,251,444	$367	66
Five/six-year reset	431,207	272,207	3,218	67	492,753	334,042	947	66
One-year ratchet	449,365	436,044	33,558	69	525,859	512,295	409	69
Five-year ratchet	154,088	150,031	3,816	67	190,808	186,691	83	66
Total — GMDB	$4,097,075	$3,837,054	$65,847	67	$4,549,630	$4,284,472	$1,806	66
GMIB	$11,458	$10,130	$157	69	$13,205	$12,210	$23	68
GMWB:
GMWB	$120,998	$120,625	$79	72	$157,478	$156,950	$5	71
GMWB for life	2,320,185	2,314,817	1,979	68	2,507,268	2,495,903	93	67
Total — GMWB	$2,441,183	$2,435,442	$2,058	68	$2,664,746	$2,652,853	$98	67
GMAB	$214,259	$214,006	$2,745	60	$258,510	$258,497	$11	59

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2018		December 31, 2017
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$454	66	$438	65

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

RiverSource Life Insurance Co. of New York

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2016	$712	$383	$45,907	$(237)	$23,816
Incurred claims	275	8	(7,103)	(1,848)	8,949
Paid claims	(316)	—	—	—	(2,896)
Balance at December 31, 2016	671	391	38,804	(2,085)	29,869
Incurred claims	123	88	(31,687)	(5,156)	5,282
Paid claims	(2)	(200)	—	—	(478)
Balance at December 31, 2017	792	279	7,117	(7,241)	34,673
Incurred claims	154	27	18,623	5,356	12,164
Paid claims	(130)	—	—	(10)	(2,152)
Balance at December 31, 2018	$816	$306	$25,740	$(1,895)	$44,685

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2018	2017
Mutual funds:
Equity	$2,258,196	$2,602,746
Bond	1,253,246	1,390,842
Other	337,842	306,879
Total mutual funds	$3,849,284	$4,300,467

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2018, 2017 and 2016.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2018
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$907,943	$108,823	$1,016,766
Residential mortgage backed securities	—	190,252	50	190,302
Commercial mortgage backed securities	—	289,540	—	289,540
State and municipal obligations	—	143,211	—	143,211
Asset backed securities	—	49,826	—	49,826
Foreign government bonds and obligations	—	2,555	—	2,555
U.S. government and agency obligations	249	—	—	249
Total Available-for-Sale securities	249	1,583,327	108,873	1,692,449
Cash equivalents	—	131,454	—	131,454
Other assets:
Interest rate derivative contracts	—	27,177	—	27,177
Equity derivative contracts	67	41,618	—	41,685
Foreign exchange derivative contracts	—	1,582	—	1,582
Total other assets	67	70,377	—	70,444
Separate account assets at net asset value (“NAV”)				4,246,963	(1)
Total assets at fair value	$316	$1,785,158	$108,873	$6,141,310

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$31,504	$31,504
GMWB and GMAB embedded derivatives	—	—	9,642	9,642	(2)
Total policyholder account balances, future policy benefits and claims	—	—	41,146	41,146	(3)
Other liabilities:
Interest rate derivative contracts	—	12,979	—	12,979
Equity derivative contracts	2,668	50,399	—	53,067
Foreign exchange derivative contracts	130	517	—	647
Total other liabilities	2,798	63,895	—	66,693
Total liabilities at fair value	$2,798	$63,895	$41,146	$107,839

RiverSource Life Insurance Co. of New York

	December 31, 2017
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$1,002,822	$126,680	$1,129,502
Residential mortgage backed securities	—	194,402	209	194,611
Commercial mortgage backed securities	—	281,813	—	281,813
State and municipal obligations	—	145,329	—	145,329
Asset backed securities	—	52,947	—	52,947
Foreign government bonds and obligations	—	2,791	—	2,791
U.S. government and agency obligations	250	—	—	250
Total Available-for-Sale securities	250	1,680,104	126,889	1,807,243
Cash equivalents	—	61,085	—	61,085
Other assets:
Interest rate derivative contracts	—	21,685	—	21,685
Equity derivative contracts	6,252	74,511	—	80,763
Foreign exchange derivative contracts	20	866	—	886
Total other assets	6,272	97,062	—	103,334
Separate account assets at NAV				4,756,769	(1)
Total assets at fair value	$6,522	$1,838,251	$126,889	$6,728,431

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$26,582	$26,582
GMWB and GMAB embedded derivatives	—	—	(12,085)	(12,085	)(4)
Total policyholder account balances, future policy benefits and claims	—	—	14,497	14,497	(5)
Other liabilities:
Interest rate derivative contracts	—	3,705	—	3,705
Equity derivative contracts	1,341	92,773	—	94,114
Foreign exchange derivative contracts	7	704	—	711
Total other liabilities	1,348	97,182	—	98,530
Total liabilities at fair value	$1,348	$97,182	$14,497	$113,027

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $30.0 million of individual contracts in a liability position and $20.4 million of individual contracts in an asset position as of December 31, 2018.

(3)	The Company’s adjustment for nonperformance risk resulted in a $(37.7) million cumulative increase (decrease) to the embedded derivatives as of December 31, 2018.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $20.3 million of individual contracts in a liability position and $32.4 million of individual contracts in an asset position as of December 31, 2017.

(5)	The Company’s adjustment for nonperformance risk resulted in a $(19.9) million cumulative increase (decrease) to the embedded derivatives as of December 31, 2017.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded Derivatives	GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2018	$126,680	$209	$126,889		$(26,582)	$12,085		$(14,497)
Total gains (losses) included in:
Net income	(105)	(1)	(106	)(1)	968 (4)	(3,023	)(5)	(2,055)
Other comprehensive income (loss)	(2,431)	4	(2,427)		—	—		—
Issues	—	—	—		(7,589)	(20,079)		(27,668)
Settlements	(15,321)	(162)	(15,483)		1,699	1,375		3,074
Transfers out of Level 3	—	—	—		—	—		—
Balance, December 31, 2018	$108,823	$50	$108,873		$(31,504)	$(9,642)		$(41,146)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2018	$(13)	$(1)	$(14	)(1)	$968 (4)	$(2,071	)(5)	$(1,103)

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2017	$144,018	$348	$—	$144,366		$(18,998)		$(25,889)		$(44,887)
Total gains (losses) included in:
Net income	(39)	(1)	—	(40	)(1)	(3,131	)(4)	55,963	(5)	52,832
Other comprehensive income (loss)	(610)	4	—	(606)		—		—		—
Purchases	11,014	—	3,151	14,165		—		—		—
Issues	—	—	—	—		(5,875)		(18,803)		(24,678)
Settlements	(27,703)	(142)	—	(27,845)		1,422		814		2,236
Transfers out of Level 3	—	—	(3,151)	(3,151)		—		—		—
Balance, December 31, 2017	$126,680	$209	$—	$126,889		$(26,582)		$12,085		$(14,497)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2017	$(17)	$(1)	$—	$(18	)(1)	$(3,131	)(4)	$55,439	(5)	$52,308

	Available-for-Sale Securities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance, January 1, 2016	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)	$(54,630)
Total gains (losses) included in:
Net income	(13)	(2)	(1)	(16	)(2)	(681	)(4)	31,132 (5)	30,451
Other comprehensive income (loss)	424	9	90	523		—		—	—
Purchases	6,147	—	—	6,147		—		—	—
Issues	—	—	—	—		(5,299)		(17,276)	(22,575)
Settlements	(10,703)	(205)	—	(10,908)		1,269		598	1,867
Transfers out of Level 3	—	—	(6,115)	(6,115)		—		—	—
Balance, December 31, 2016	$144,018	$348	$—	$144,366		$(18,998)		$(25,889)	$(44,887)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2016	$(10)	$(2)	$—	$(12	)(3)	$(681	)(4)	$27,745 (5)	$27,064

(1)	Included in net investment income in the Statements of Income.
(2)	Represents a $12 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(3)	Represents an $8 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(4)	Included in interest credited to fixed accounts in the Statements of Income.
(5)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $15.2 million, $(3.5) million and $4.5 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2018, 2017 and 2016, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2018
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$108,791	Discounted cash flow	Yield/spread to U.S. Treasuries	1.0%	–	3.6%	1.5%
IUL embedded derivatives	$31,504	Discounted cash flow	Nonperformance risk(1)	119		bps
GMWB and GMAB embedded derivatives	$9,642	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	36.0%
			Surrender rate	0.1%	–	73.4%
			Market volatility(3)	4.0%	–	16.1%
			Nonperformance risk(1)	119		bps

RiverSource Life Insurance Co. of New York

	December 31, 2017
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$126,593	Discounted cash flow	Yield/spread to U.S. Treasuries	0.7%	–	2.3%	1.1%
IUL embedded derivatives	$26,582	Discounted cash flow	Nonperformance risk(1)	71		bps
GMWB and GMAB embedded derivatives	$(12,085)	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	42.0%
			Surrender rate	0.1%	–	74.7%
			Market volatility(3)	3.7%	–	16.1%
			Nonperformance risk(1)	71		bps

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes.

Level 3 securities primarily include certain corporate bonds and non-agency residential mortgage backed securities. The fair value of corporate bonds and non-agency residential mortgage backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price

RiverSource Life Insurance Co. of New York

movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2018 and 2017. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2018 and 2017. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

RiverSource Life Insurance Co. of New York

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2018
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$154,957	$—	$—	$154,256	$154,256
Policy loans	49,778	—	—	47,764	47,764

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$844,758	$—	$—	$855,938	$855,938
Separate account liabilities at NAV	3,977				3,977	(1)

	December 31, 2017
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$149,365	$—	$—	$150,604	$150,604
Policy loans	48,656	—	—	46,976	46,976

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$875,278	$—	$—	$933,998	$933,998
Separate account liabilities at NAV	4,565				4,565	(1)

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

See Note 7 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefit and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities relate to investment contracts.

13.  RELATED PARTY TRANSACTIONS

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $26.4 million, $27.3 million and $26.8 million for the years ended December 31, 2018, 2017 and 2016, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2018, 2017 and 2016, the Company paid cash dividends or distributions of $48.0 million, $50.0 million and $50.0 million, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

The Company’s taxable income and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from Ameriprise Financial for federal income taxes was $2.5 million and $1.5 million as of December 31, 2018 and 2017, respectively.

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2018 and 2017.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative

RiverSource Life Insurance Co. of New York

rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2018 and 2017, application of these New York prescribed practices which deviate from the NAIC requirements resulted in a decrease to the Company’s statutory surplus of $42.7 million and $15.0 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $43.9 million, $48.6 million and $64.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

Net Income

	Years Ended December 31,
(in thousands)	2018	2017	2016

Net income, per accompanying GAAP financial statements	$51,919	$67,672	$43,972
Net income, SAP basis(1)	31,206	1,741	30,696
Difference	$20,713	$65,931	$13,276

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder’s Equity

	December 31,
(in thousands)	2018	2017

Shareholder’s equity, per accompanying GAAP financial statements	$403,977	$441,051
Capital and surplus, SAP basis(1)	264,895	269,102
Difference	$139,082	$171,949

(1)	Includes unassigned surplus of $156.0 million and $160.2 million as of December 31, 2018 and 2017, respectively.

As of December 31, 2018 and 2017, bonds carried at $249 thousand and $250 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2018
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$67,827	$—	$67,827	$(33,932)	$(32,777)	$—	$1,118
OTC cleared	2,550	—	2,550	(1,681)	—	—	869
Exchange-traded	67	—	67	(67)	—	—	—
Total derivatives	$70,444	$—	$70,444	$(35,680)	$(32,777)	$—	$1,987

	December 31, 2017
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$101,453	$—	$101,453	$(70,050)	$(27,900)	$—	$3,503
OTC cleared	1,765	—	1,765	(1,259)	—	—	506
Exchange-traded	116	—	116	(66)	—	—	50
Total derivatives	$103,334	$—	$103,334	$(71,375)	$(27,900)	$—	$4,059

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2018
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$62,214	$—	$62,214	$(33,932)	$—	$(28,282)	$—
OTC cleared	1,681	—	1,681	(1,681)	—	—	—
Exchange-traded	2,798	—	2,798	(67)	—	—	2,731
Total derivatives	$66,693	$—	$66,693	$(35,680)	$—	$(28,282)	$2,731

	December 31, 2017
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$97,205	$—	$97,205	$(70,050)	$(1,043)	$(23,253)	$2,859
OTC cleared	1,259	—	1,259	(1,259)	—	—	—
Exchange-traded	66	—	66	(66)	—	—	—
Total derivatives	$98,530	$—	$98,530	$(71,375)	$(1,043)	$(23,253)	$2,859

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values

RiverSource Life Insurance Co. of New York

regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

The Company uses derivatives as economic hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2018			December 31, 2017
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$2,967,661	$27,177	$12,979	$2,821,161	$21,685	$3,705
Equity contracts	1,575,154	41,685	53,067	2,370,910	80,763	94,114
Foreign exchange contracts	106,929	1,582	647	78,629	886	711
Total non-designated hedges	4,649,744	70,444	66,693	5,270,700	103,334	98,530
Embedded derivatives
GMWB and GMAB(3)	N/A	—	9,642	N/A	—	(12,085)
IUL	N/A	—	31,504	N/A	—	26,582
Total embedded derivatives	N/A	—	41,146	N/A	—	14,497
Total derivatives	$4,649,744	$70,444	$107,839	$5,270,700	$103,334	$113,027

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Balance Sheets. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2018 included $30.0 million of individual contracts in a liability position and $20.4 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2017 included $20.3 million of individual contracts in a liability position and $32.4 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of both December 31, 2018 and 2017, investment securities with a fair value of nil were received as collateral to meet contractual obligations under derivative contracts, of which nil may be sold, pledged or rehypothecated by the Company. As of both December 31, 2018 and 2017, the Company had sold, pledged, or rehypothecated nil of these securities. In addition, as of both December 31, 2018 and 2017, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

RiverSource Life Insurance Co. of New York

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2018
Interest rate contracts	$—	$(17,045)
Equity contracts	(2,092)	16,665
Foreign exchange contracts	—	1,612
GMWB and GMAB embedded derivatives	—	(21,738)
IUL embedded derivatives	2,667	—
Total gain (loss)	575	(20,506)
Year Ended December 31, 2017
Interest rate contracts	—	2,256
Equity contracts	2,754	(49,205)
Foreign exchange contracts	—	(3,256)
GMWB and GMAB embedded derivatives	—	37,974
IUL embedded derivatives	(1,709)	—
Total gain (loss)	1,045	(12,231)
Year Ended December 31, 2016
Interest rate contracts	—	3,659
Equity contracts	737	(52,593)
Foreign exchange contracts	—	1,121
GMWB and GMAB embedded derivatives	—	14,454
IUL embedded derivatives	588	—
Total gain (loss)	$1,325	$(33,359)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using options (equity index, interest rate swaptions, etc.), swaps (interest rate, total return, etc.) and futures.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2018:

(in thousands)	Premiums Payable	Premiums Receivable
2019	$17,559	$—
2020	7,824	—
2021	16,900	—
2022	1,390	—
2023	576	—
2024-2025	503	—
Total	$44,752	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings.

RiverSource Life Insurance Co. of New York

As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options and futures contracts.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2018 and 2017, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $26.5 million and $26.9 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2018 and 2017 was $26.5 million and $24.3 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2018 and 2017 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil and $2.6 million, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the amounts related to each component of unrealized gains (losses) on securities in OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2016			$28,877
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$28,318	$(9,913)	18,405
Reclassification of net (gains) losses on securities included in net income(2)	(1,175)	411	(764)
Impact of other adjustments	(19,139)	6,700	(12,439)
Total other comprehensive income (loss)	8,004	(2,802)	5,202
Balance of AOCI at December 31, 2016			34,079	(3)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	14,923	(4,333)	10,590
Reclassification of net (gains) losses on securities included in net income(2)	(2,880)	1,008	(1,872)
Impact of other adjustments	(2,735)	501	(2,234)
Total other comprehensive income (loss)	9,308	(2,824)	6,484
Balance of AOCI at December 31, 2017			40,563	(3)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	(69,710)	14,639	(55,071)
Reclassification of net (gains) on securities losses included in net income(2)	(566)	119	(447)
Impact of other adjustments	18,386	(3,861)	14,525
Total other comprehensive income (loss)	$(51,890)	$10,897	(40,993)
Balance of AOCI at December 31, 2018			$(430	)(3)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)

Includes $2 thousand, $1 thousand and $(238) thousand, respectively, of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of December 31, 2018, 2017 and 2016, respectively.

RiverSource Life Insurance Co. of New York

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Current income tax
Federal	$8,301	$12,562	$15,083
State	15	263	180
Total current income tax	8,316	12,825	15,263
Deferred federal income tax	(460)	6,137	(4,851)
Total income tax provision	$7,856	$18,962	$10,412

On December 22, 2017, the Tax Act was signed into law. The provision for income taxes for the year ended December 31, 2017 included a benefit of $2.3 million due to the enactment of the Tax Act. The $2.3 million benefit included a $2.2 million benefit for the remeasurement of deferred tax assets and liabilities to the Tax Act’s statutory rate of 21% and a $129 thousand benefit for the remeasurement of tax contingencies, specifically state tax contingencies and interest accrued for tax contingencies. In 2018, the Company finalized its accounting related to the Tax Act and determined no adjustments were necessary.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% for 2018 and 35% for 2017 and 2016 were as follows:

	Years Ended December 31,
	2018	2017	2016
Tax at U.S. statutory rate	21.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividend received deduction	(3.8)	(8.6)	(14.4)
Impact of Tax Act	—	(2.7)	—
Foreign tax credit, net of addback	(2.5)	(1.8)	(3.0)
Taxes applicable to prior years	(1.2)	—	—
Other	(0.4)	—	1.4
Income tax provision	13.1%	21.9%	19.0%

The decrease in the effective tax rate for the year ended December 31, 2018 compared to 2017 was primarily due to a lower statutory rate along with a decrease in pretax income and increased foreign tax credits offset by lower levels of dividend received deduction and a $2.3 million benefit in 2017 due to provisions of the Tax Act. The increase in the effective tax rate for the year ended December 31, 2017 compared to 2016 was primarily due to a lower dividend received deduction partially offset by a $2.3 million benefit in 2017 due to provisions of the Tax Act, including remeasurement of net deferred tax liabilities and remeasurement of tax contingencies.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2018 and 2017. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2018	2017
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$35,063	$29,480
Investment related	4,377	8,727
Deferred compensation	—	652
Other	275	120
Gross deferred income tax assets	39,715	38,979
Deferred income tax liabilities
Deferred acquisition costs	27,598	26,734
Net unrealized gains on Available-for Sale securities	2,068	12,965
DSIC	2,464	2,888
Other	21	186
Gross deferred income tax liabilities	32,151	42,773
Net deferred income tax assets (liabilities)	$7,564	$(3,794)

RiverSource Life Insurance Co. of New York

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of both December 31, 2018 and 2017.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2018	2017	2016
Balance at January 1	$504	$3,048	$4,325
Additions based on tax positions related to the current year	55	186	197
Additions for tax positions of prior years	14	5	1,973
Reductions for tax positions of prior years	—	(2,735)	(3,447)
Balance at December 31	$573	$504	$3,048

If recognized, approximately $180 thousand, $166 thousand and $116 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2018, 2017 and 2016, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $500 thousand to $600 thousand in the next 12 months due to Internal Revenue Service (“IRS”) settlements and state exams.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $18 thousand and a net decrease of $417 thousand and $2.2 million in interest and penalties for the years ended December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018 and 2017, the Company had a payable of $32 thousand and $14 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns, as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. In the first quarter of 2018, Ameriprise Financial received cash settlements for final resolution of the 2008 through 2010 IRS audits. In the third quarter of 2018, Ameriprise Financial reached an agreement with IRS appeals to resolve the 2012 and 2013 audits. Accordingly, Ameriprise Financial’s IRS audits are effectively settled through 2013. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2014 and 2015. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2009 through 2017.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2018 and 2017, the Company’s funding commitments for commercial mortgage loan commitments was $692 thousand and $2.8 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2018, these guarantees range from 1% to 5%.

Contingencies

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of December 31, 2017, the Company had a $1.1 million liability for estimated guaranty fund assessments and a related $893 thousand premium tax asset associated with Executive Life Insurance Company of New York (“ELNY”). As of December 31, 2018, the Company does not expect to receive further assessments related to ELNY, so the reserve and related tax asset were reduced to nil.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any

RiverSource Life Insurance Co. of New York

of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

S-6337 CF (4/19)

PART C: OTHER INFORMATION

Item 26. Exhibits - Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as Exhibit 1.A.(1) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(a)(2) Board Resolution for establishment of 81 subaccounts dated May 20, 2005, filed electronically on or about April 27, 2006, as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 21, File No. 333-44644 is incorporated herein by reference.

(a)(3) Unanimous written consent of the Board of Directors in lieu of a meeting for the IDS Life Insurance Company adopted December 8, 2006, for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(a)(4) Board Resolution for establishment of 91 subaccounts dated April 24, 2007, filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(a)(5) Board Resolution for establishment of 101 subaccounts dated April 15, 2011 filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.

(a)(6) Board Resolution for establishment of 21 subaccounts dated April 28, 2014 filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 23 to Registration Statement No. 333-42257 is incorporated herein by reference.

(a)(7) Board Resolution for establishment of 10 subaccounts dated April 28, 2015 filed electronically as Exhibit (a)(7) to Post-Effective Amendment No. 29 to Registration Statement 333-42257 is incorporated herein by reference.

(b) Not applicable.

(c)(1) Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York for Variable Annuities and Variable life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2) , RiverSource Endeavor Select (SM) Variable Annuity, RiverSource Innovations (SM) Select Variable Annuity and RiverSource Innovations (SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.

(d)(1) Flexible Premium Survivorship Variable Life Insurance Policy filed electronically as Exhibit (d)(1) to Post-Effective Amendment No. 20 to Registration Statement No. 333-44644 is incorporated herein by reference.

(e)(1) Form of Application for the Flexible Premium Survivorship Variable Life Insurance Policy filed an as Exhibit to Registrant’s Form N-8B-2 Amendment No. 1, File No. 811-05213 is incorporated herein by reference.

(f)(1) Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit (f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(f)(2) Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(g)(1) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 3124 filed electronically as Exhibit (g)(1) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(2) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 3124, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005, filed electronically as Exhibit (g)(2) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(3) Redacted copy of Amendment to Automatic and Facultative Reinsurance Agreement dated November 15, 2000, between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(3) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(4) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 9130 filed electronically as Exhibit (g)(4) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(5) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 0322-6606 filed electronically as Exhibit (g)(5) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(6) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 7783-1 filed electronically as Exhibit (g)(6) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(7) Redacted copy of Amendment Number 2 to the Reinsurance Agreement dated August 18, 2003, and identified as Number 7783-1 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(7) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(h)(1) Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(2) Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(3) Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(4) Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(5) Copy of Fund Participation Agreement dated May 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (13) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(6) Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(7) Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) filed electronically on or about April 27, 2006 as Exhibit (h)(8) to Registrant’s Post-Effective Amendment No. 21, File No. 333-44644 is incorporated herein by reference.

(h)(8) Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(9) Copy of Participation Agreement Among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed as Exhibit (h)(10) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(10) Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(11) Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(h)(12) Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(13) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(14) Copy of Fund Participation Agreement dated January 1, 2007, by and among, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit (h)(20) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(15) Copy of Participation Agreement dated January 1, 2007, by and among, Wells Fargo Variable Trust, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC filed electronically as Exhibit (h)(16) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(16) Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(17) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Co. of New York, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.20 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(18) Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No.333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(19) Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(20) Copy of Fund Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, BlackRock Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.14 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(21) Copy of Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investments Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.15 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(22) Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(23) Copy of Fund Participation Agreement dated April 29, 2013, by and among Van Eck VIP Trust, Van Eck Securities Corporation, and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.17 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(24) Copy of Fund Participation Agreement dated April 29, 2013, by and among Ivy Funds Variable Insurance Portfolios, Waddell & Reed, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.18 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(25) Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

(h)(26) Copy of Fund Participation Agreement dated December 30, 2016, by and among Calvert Variable Series, Inc., Eaton Vance Distributors, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.32 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 46 to Registration Statement No. 333-91691 is incorporated herein by reference.

(i) Not applicable.

(j) Not applicable.

(k) Consent and Opinion of Counsel is filed electronically herewith.

(l) Not applicable.

(m) Not applicable.

(n) Consent of Independent Registered Public Accounting Firm for Succession Select-NY is filed electronically herewith.

(o) Not applicable.

(p) Not applicable.

(q) RiverSource Life Insurance Co. of New York’s Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.

(r) Power of Attorney to sign amendments to this Registration Statement, dated January 31, 2019 filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Initial Registration Statement File No. 333-230375, is incorporated by reference.

Item 27. Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York

Name	Principal Business Address*	Positions and Offices with Depositor
Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Chairman of the Board, President and Chief Executive Officer

Jean B. Keffler	1010 Swingley Rd.	Director
Livingston, MT 59047

Michael J. Pelzel		Senior Vice President - Corporate Tax

Stephen P. Blaske		Senior Vice President and Chief Actuary

Mark Gorham		Director and Vice President -
Insurance Product Development

Karen M. Bohn	6620 Iroquois Trail	Director
Edina, MN 55439

Ronald L. Guzior	Sax/BST, LLC	Director
26 Computer Drive West
Albany, NY 12205

James A. Brefeld, Jr.		Senior Vice President and Treasurer

Thomas R. Moore		Secretary

David K. Stewart		Senior Vice President and Controller

Lynn Abbott		Vice President – National Sales
Manager and Fund Management

*	Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise Advisor Financing, LLC	DE
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Partner, LLC	DE
Ameriprise India Private Limited	India
Ameriprise National Trust Bank	Federal
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.[1]	MN
Ameriprise Advisory Management, LLC	DE
Ameriprise Financial Services, Inc.[1]	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Investment Professionals, Inc.[1]	TX
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
Emerging Global Advisors, LLC	DE
GA Legacy, LLC	DE
J. & W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.[1]	DE
Seligman Partners, LLC	DE
Lionstone Partners, LLC	TX
Cash Flow Asset Management GP, LLC	TX
Cash Flow Asset Management, L.P.[2]	TX
Lionstone Advisory Services, LLC	TX
Lionstone CFRE II Real Estate Advisory, LLC	DE
Lionstone Development Services, LLC	TX
LPL 1111 Broadway GP, LLC	TX
LPL 1111 Broadway, L.P.[3]	TX
RiverSource CDO Seed Investments, LLC	MN
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.[1]	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN

RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio, LLC	DE
Ameriprise International Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Threadneedle Asset Management Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd	Singapore
Threadneedle Investments Taiwan Ltd.	Taiwan
Ameriprise Holdings Singapore (Pte.) Limited	Singapore
Threadneedle EMEA Holdings 1, LLC	MN
Threadneedle Asset Management Holdings Sàrl	Luxembourg
CTM Holdings Limited	Malta
Columbia Threadneedle Investments (ME) Limited	Dubai
TAM Investment Limited	England
Threadneedle International Investments GmbH	Switzerland
Threadneedle Management Luxembourg S.A.	Luxembourg
Threadneedle Holdings Limited	England
TAM UK Holdings Limited	England
Threadneedle Asset Management Holdings Limited	England
Columbia Threadneedle Foundation	England
TC Financing Limited	England
Threadneedle Asset Management Limited	England
Threadneedle Investment Services Limited	England
Threadneedle Asset Management (Nominees) Limited	England
ADT Nominees Limited	England
Convivo Asset Management Limited	England
Sackville TIPP Property (GP) Limited	England
Threadneedle Investment Advisors Limited	England
Threadneedle Portfolio Managers Limited	England
Threadneedle Asset Management Finance Limited	England
TMS Investment Limited	Jersey
Threadneedle International Fund Management Limited	England
Threadneedle International Limited	England
Threadneedle Investments Limited	England
Threadneedle Investments (Channel Islands) Limited	England
Threadneedle International Fund Management Limited	Jersey
Threadneedle Management Services Limited	England
Threadneedle Pension Trustees Limited	England
Threadneedle Navigator Isa Manager Limited	England
Threadneedle Pensions Limited	England
Sackville (TPEN)	England
Threadneedle Portfolio Services Limited	England
Threadneedle Portfolio Services AG	Switzerland Switzerland
Threadneedle Unit Trust Manager Limited	Switzerland England
Threadneedle Property Investments Limited	England
Sackville (CTESIF) GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England
Sackville LCW Sub LP 1 (GP) Limited	England
Sackville LCW Nominee 2 Limited	England
Sackville Property (GP) Limited	England
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville Property St James (Jersey GP) Limited	Jersey
Sackville UKPEC9 St James Nominee 1 Limited	Jersey
Sackville UKPEC9 St James Nominee 2 Limited	Jersey

Sackville Property Tower (Jersey GP) Limited	Jersey
Sackville UKPEC7 Tower Nominee 1 Limited	Jersey
Sackville UKPEC7 Tower Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville UKPEC8 Victoria Nominee 1 Limited	Jersey
Sackville UKPEC8 Victoria Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville UKPEC8 Victoria Nominee 1 Limited	Jersey
Sackville UKPEC8 Victoria Nominee 2 Limited	Jersey
Sackville SPF IV Property (GP) Limited	England
Sackville SPV IV (GP) No. 2 Limited	England
Sackville SPF IV Property Nominee (4) Limited	England
Sackville SPF IV (GP) No.3 Limited	England
Sackville Tandem Property (GP) Limited	England
Sackville TPEN Property (GP) Limited	England
Sackville TPEN Property Nominee (2) Limited	England
Sackville TPEN Property Nominee Limited	England
Sackville (TPEN)	England
Sackville TSP Property (GP) Limited	England
Sackville UK Property Select II (GP) Limited	England
Sackville UK Property Select II (GP) No.1 Limited	England
Sackville UK Property Select II Nominee (1) Limited	England Sackville
UK Property Select II (GP) No.2 Limited	England
Sackville UK Property Select II Nominee (2) Limited	England Sackville
UK Property Select II (GP) No.3 Limited	England
Sackville UK Property Select II Nominee (3) Limited	England Sackville
UKPEC1 Leeds (GP) Limited	England
Sackville UKPEC1 Leeds Nominee 1 Limited	England
Sackville UKPEC1 Leeds Nominee 2 Limited	England
Sackville UKPEC2 Galahad (GP) Limited	England
Sackville UKPEC3 Croxley (GP) Limited	England
Sackville UKPEC3 Croxley Nominee 1 Limited	England
Sackville UKPEC3 Croxley Nominee 2 Limited	England
Sackville UKPEC4 Brentford (GP) Limited	England
Sackville UKPEC4 Brentford Nominee 2 Limited	England
Threadneedle Property Execution 1 Limited	England
Threadneedle Property Execution 2 Limited	England
Threadneedle UK Property Equity Club PCC	Jersey

[1]	Registered Broker-Dealer.
[2]	This entity has two shareholders: Lionstone Partners, LLC (99%) and Cash Flow Asset Management GP, LLC (1%).
[3]	This entity has two shareholders: Lionstone Partners, LLC (99.9%) and LPL 1111 Broadway GP, LLC (0.1%).

Item	29. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

Principal Underwriters.

(a) RiverSource Distributors, Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1

RiverSource Variable Annuity Account

RiverSource Account F

RiverSource Variable Annuity Fund A

RiverSource Variable Annuity Fund B

RiverSource Variable Account 10

RiverSource Account SBS

RiverSource MVA Account

RiverSource Account MGA

RiverSource Account for Smith Barney

RiverSource Variable Life Separate Account

RiverSource Variable Life Account

RiverSource of New York Variable Annuity Account 1

RiverSource of New York Variable Annuity Account 2

RiverSource of New York Account 4

RiverSource of New York Account 7

RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal	Positions and Offices
Business Address*	with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Director and Vice President

James A. Brefeld, Jr.	Senior Vice President and Treasurer

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jeffery J. Scherman	Chief Financial Officer

John R. Woerner	Chairman of the Board and
Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c) RiverSource Distributors, Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
RiverSource Distributors, Inc.	$27,593,528	None	None	None

Item 31. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Depositor (RiverSource Life Insurance Co. of New York) at 20 Madison Avenue Extension, Albany, NY 12203.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 RiverSource Life Insurance Co. of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 26th day of April, 2019.

RiverSource of New York Account 8

(Registrant)

By RiverSource Life Insurance Co. of New York

(Depositor)

By	/s/ Gumer C. Alvero*
Gumer C. Alvero

Chairman of the Board, President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of April, 2019.

/s/ Gumer C. Alvero*	Chairman of the Board, President and Chief Executive Officer
Gumer C. Alvero

/s/ Jean B. Keffeler*	Director
Jean B. Keffeler

/s/ Mark Gorham*	Director and Vice President - Insurance Product Development
Mark Gorham

/s/ Jason J. Poor*	Director
Jason J. Poor

/s/ Stephen P. Blaske*	Senior Vice President and Chief Actuary
Stephen P. Blaske

/s/ Karen M. Bohn*	Director
Karen M. Bohn

/s/ Ronald L. Guzior*	Director
Ronald L. Guzior

/s/ Mark D. Scalercio *	Director
Mark D. Scalercio

/s/ James A. Brefeld, Jr*	Senior Vice President and Treasurer
James A. Brefeld, Jr.

/s/ David K. Stewart*	Senior Vice President and Controller (Principal
David K. Stewart	Accounting Officer and Principal Financial Officer)

*

Signed pursuant to Power of Attorney dated January 31, 2019, filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Initial Registration Statement File No. 333-230375, by:

/s/ Dixie Carroll
Dixie Carroll Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 34

TO REGISTRATION STATEMENT NO. 333-42257

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

Prospectus for:

RiverSource Succession Select (R) Variable Life Insurance

Part B.

The combined Statement of Additional Information and Financial Statements relating to RiverSource of New York Account 8.

Part C.

Other Information.

Signatures.

Exhibits.

EXHIBIT INDEX

(k)	Consent and Opinion of Counsel.

(n)	Consent of Independent Registered Public Accounting Firm for Succession Select-NY.